UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05361

Variable Insurance Products Fund V
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2013

This report on Form N-CSR relates solely to the Registrant's Asset Manager Portfolio, Asset Manager: Growth Portfolio, Freedom 2005 Portfolio, Freedom 2010 Portfolio, Freedom 2015 Portfolio, Freedom 2020 Portfolio, Freedom 2025 Portfolio, Freedom 2030 Portfolio, Freedom 2035 Portfolio, Freedom 2040 Portfolio, Freedom 2045 Portfolio, Freedom 2050 Portfolio, Freedom Income Portfolio, Freedom Lifetime Income I Portfolio, Freedom Lifetime Income II Portfolio, Freedom Lifetime Income III Portfolio, FundsManager 20% Portfolio, FundsManager 50% Portfolio, FundsManager 60%, FundsManager 70% Portfolio, FundsManager 85% Portfolio, Investment Grade Bond Portfolio, Investor Freedom 2005 Portfolio, Investor Freedom 2010 Portfolio, Investor Freedom 2015 Portfolio, Investor Freedom 2020 Portfolio, Investor Freedom 2025 Portfolio, Investor Freedom 2030 Portfolio, Investor Freedom Income Portfolio, Strategic Income Portfolio and VIP Target Volatility Portfolio series (each, a "Fund" and collectively, the "Funds").

Item 1. Reports to Stockholders

Fidelity® Variable Insurance Products:

Asset Manager Portfolio

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
VIP Asset Manager Portfolio - Initial Class	15.71%	13.35%	6.14%
VIP Asset Manager Portfolio - Service Class	15.53%	13.22%	6.02%
VIP Asset Manager Portfolio - Service Class 2	15.34%	13.04%	5.86%
VIP Asset Manager Portfolio - Investor Class A	15.62%	13.25%	6.04%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005, are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Asset Manager Portfolio - Initial Class on December 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a "perfect 10," with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year's waning months. More generally, concern over EM's slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned -2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the -2.02% return of the Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned -2.01%, while ultra-safe U.S. Treasuries saw a -2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup Non-USD Group-of-Seven (G7) Equal Weighted Index logging a -1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning -6.58%.

Comments from Geoff Stein, Lead Portfolio Manager of VIP Asset Manager Portfolio: For the year, the fund's share classes outpaced the 13.41% return of the Fidelity Asset Manager 50% Composite IndexSM. (For specific portfolio results, please see the performance section of this report.) Strong domestic stock picks fueled the fund's performance versus the index, complemented by solid investment-grade bond selections. The domestic equity subportfolio, which is run by Bob Bertelson, outpaced the S&P 500® Index by a healthy margin. A strong, upwardly trending market rewarded Bob's emphasis on companies with the potential for rapid earnings growth. Moreover, he did a great job selecting stocks across multiple sectors, most notably in financials, industrials and health care. From an asset-allocation perspective, underweighting cash and overweighting U.S. stocks provided the biggest boost, followed by a lighter-than-benchmark stake in investment-grade bonds. The fund's developed-markets equities positioning - overweighting domestic and underweighting foreign - helped, but having a meaningful allocation to poor-performing emerging-markets (EM) stocks during the period's first half mostly negated the benefit of this positioning. As for our fixed-income allocation strategy, underweighting investment-grade bonds and cash provided the biggest boost, but was partially offset by a poor result in Treasury Inflation-Protected Securities (TIPS). In May and June, as interest rates rose and inflation expectations fell, TIPS sold off relative to Treasuries of comparable maturity, leading me to reduce the fund's TIPS position. Other allocation shifts included reducing the fund's EM equities stake to about 1% of the portfolio and redeploying those proceeds to increase our foreign developed-markets equities allocation. Additionally, following the May-to-June bond market sell-off, I increased our investment-grade bond allocation to roughly 38% of the portfolio, which is slightly below neutral versus the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Initial Class	.61%
Actual		$ 1,000.00	$ 1,117.70	$ 3.26
HypotheticalA		$ 1,000.00	$ 1,022.13	$ 3.11
Service Class	.73%
Actual		$ 1,000.00	$ 1,117.20	$ 3.90
HypotheticalA		$ 1,000.00	$ 1,021.53	$ 3.72
Service Class 2.87%
Actual		$ 1,000.00	$ 1,116.40	$ 4.64
HypotheticalA		$ 1,000.00	$ 1,020.82	$ 4.43
Investor Class	.70%
Actual		$ 1,000.00	$ 1,117.50	$ 3.74
HypotheticalA		$ 1,000.00	$ 1,021.68	$ 3.57

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year ranged from less than .01% to .16%.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Money Market Central Funds.

Top Five Stocks as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	1.8	1.9
Bank of America Corp.	0.9	0.9
Gilead Sciences, Inc.	0.9	0.8
Google, Inc. Class A	0.7	1.0
Comcast Corp. Class A	0.7	0.7
	5.0
Top Five Bond Issuers as of December 31, 2013
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
U.S. Treasury Obligations	12.5	15.9
Fannie Mae	4.0	7.2
Ginnie Mae	2.1	2.2
Freddie Mac	2.0	1.8
Wachovia Bank Commercial Mortgage Trust	0.7	0.4
	21.3
Top Five Market Sectors as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	15.0	13.4
Consumer Discretionary	14.4	14.9
Health Care	8.9	9.7
Information Technology	7.2	6.4
Energy	7.2	7.6
Asset Allocation (% of fund's net assets)
As of December 31, 2013*		As of June 30, 2013**
	Stock Class and Equity Futures 54.7%		Stock Class and Equity Futures 52.8%
	Bond Class 41.5%		Bond Class 44.8%
	Short-Term Class 3.8%		Short-Term Class 2.4%
* Foreign investments	23.0%	** Foreign investments	19.6%

Asset allocations in the pie charts reflect the categorization of assets as defined in the Fund's prospectus in effect as of the time periods indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of futures contracts and swap contracts, if applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com.

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Common Stocks - 38.1%
	Shares	Value
CONSUMER DISCRETIONARY - 10.9%
Auto Components - 0.5%
BorgWarner, Inc.	37,400	$ 2,091,034
Delphi Automotive PLC	88,600	5,327,518
		7,418,552
Automobiles - 0.3%
General Motors Co. (a)	96,600	3,948,042
Diversified Consumer Services - 0.2%
Estacio Participacoes SA	251,400	2,194,449
Hotels, Restaurants & Leisure - 0.8%
Alsea S.A.B. de CV	383,600	1,207,998
Chipotle Mexican Grill, Inc. (a)	10,000	5,327,800
Fiesta Restaurant Group, Inc. (a)	31,600	1,650,784
Las Vegas Sands Corp.	29,600	2,334,552
		10,521,134
Household Durables - 1.5%
Barratt Developments PLC	168,900	976,118
Bellway PLC	60,500	1,572,904
D.R. Horton, Inc.	210,400	4,696,128
KB Home (d)	227,700	4,162,356
PulteGroup, Inc.	255,100	5,196,387
Taylor Morrison Home Corp.	54,400	1,221,280
Toll Brothers, Inc. (a)	68,700	2,541,900
		20,367,073
Internet & Catalog Retail - 0.5%
priceline.com, Inc. (a)	5,600	6,509,440
Media - 3.6%
AMC Networks, Inc. Class A (a)	11,600	790,076
CBS Corp. Class B	110,900	7,068,766
Comcast Corp. Class A	173,100	8,995,142
Interpublic Group of Companies, Inc.	114,700	2,030,190
ITV PLC	807,500	2,594,128
Naspers Ltd. Class N	27,900	2,915,031
Sirius XM Holdings, Inc.	814,100	2,841,209
The Walt Disney Co.	75,500	5,768,200
Time Warner, Inc.	89,300	6,225,996
Twenty-First Century Fox, Inc. Class A	199,500	7,018,410
Viacom, Inc. Class A	22,600	1,983,602
		48,230,750
Multiline Retail - 0.4%
Macy's, Inc.	94,300	5,035,620
Specialty Retail - 1.7%
Cabela's, Inc. Class A (a)	40,900	2,726,394
Conn's, Inc. (a)(d)	49,900	3,931,621
GNC Holdings, Inc.	83,500	4,880,575
Home Depot, Inc.	36,300	2,988,942
Lowe's Companies, Inc.	35,300	1,749,115
TJX Companies, Inc.	112,500	7,169,625
		23,446,272

	Shares	Value
Textiles, Apparel & Luxury Goods - 1.4%
adidas AG	16,700	$ 2,128,329
Coach, Inc.	10,000	561,300
Deckers Outdoor Corp. (a)	49,500	4,180,770
Michael Kors Holdings Ltd. (a)	66,263	5,379,893
Prada SpA	148,400	1,320,506
PVH Corp.	15,700	2,135,514
VF Corp.	52,800	3,291,552
		18,997,864
TOTAL CONSUMER DISCRETIONARY		146,669,196
CONSUMER STAPLES - 1.0%
Beverages - 0.5%
Fomento Economico Mexicano S.A.B. de CV unit	75,800	739,691
Monster Beverage Corp. (a)	101,500	6,878,655
		7,618,346
Food Products - 0.5%
Green Mountain Coffee Roasters, Inc.	85,200	6,439,416
TOTAL CONSUMER STAPLES		14,057,762
ENERGY - 4.1%
Energy Equipment & Services - 0.4%
Halliburton Co.	72,300	3,669,225
Helmerich & Payne, Inc.	25,100	2,110,408
		5,779,633
Oil, Gas & Consumable Fuels - 3.7%
Anadarko Petroleum Corp.	78,500	6,226,620
Cabot Oil & Gas Corp.	85,900	3,329,484
Cimarex Energy Co.	29,600	3,105,336
Cobalt International Energy, Inc. (a)	66,000	1,085,700
Concho Resources, Inc. (a)	65,200	7,041,600
Continental Resources, Inc. (a)	51,600	5,806,032
EOG Resources, Inc.	41,500	6,965,360
Genel Energy PLC (a)	94,800	1,687,579
Hess Corp.	58,700	4,872,100
Pioneer Natural Resources Co.	41,400	7,620,498
Sanchez Energy Corp. (a)	40,700	997,557
		48,737,866
TOTAL ENERGY		54,517,499
FINANCIALS - 5.3%
Capital Markets - 1.9%
Apollo Global Management LLC Class A	189,700	5,996,417
BlackRock, Inc. Class A	14,500	4,588,815
Charles Schwab Corp.	40,700	1,058,200
KKR & Co. LP	158,500	3,857,890
Morgan Stanley	166,100	5,208,896
The Blackstone Group LP	159,700	5,030,550
		25,740,768
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - 0.3%
Societe Generale Series A	40,100	$ 2,329,090
UniCredit SpA	169,200	1,252,294
		3,581,384
Consumer Finance - 0.1%
Springleaf Holdings, Inc.	65,900	1,665,952
Diversified Financial Services - 1.6%
Bank of America Corp.	791,800	12,328,326
CBOE Holdings, Inc.	51,400	2,670,744
Citigroup, Inc.	127,400	6,638,814
		21,637,884
Real Estate Investment Trusts - 0.2%
American Tower Corp.	41,300	3,296,566
Real Estate Management & Development - 0.6%
Altisource Asset Management Corp. (a)	2,200	2,046,000
Altisource Portfolio Solutions SA	20,800	3,299,504
Altisource Residential Corp. Class B	67,766	2,040,434
		7,385,938
Thrifts & Mortgage Finance - 0.6%
Ocwen Financial Corp. (a)	136,100	7,546,745
TOTAL FINANCIALS		70,855,237
HEALTH CARE - 6.9%
Biotechnology - 4.9%
Acorda Therapeutics, Inc. (a)	52,700	1,538,840
Actelion Ltd.	18,611	1,572,041
Aegerion Pharmaceuticals, Inc. (a)	41,000	2,909,360
Alexion Pharmaceuticals, Inc. (a)	40,300	5,362,318
Alnylam Pharmaceuticals, Inc. (a)	200	12,866
Amgen, Inc.	58,000	6,621,280
ARIAD Pharmaceuticals, Inc. (a)	215,600	1,470,392
Biogen Idec, Inc. (a)	29,500	8,252,625
BioMarin Pharmaceutical, Inc. (a)	35,900	2,522,693
Celldex Therapeutics, Inc. (a)	38,000	919,980
Clovis Oncology, Inc. (a)	11,400	687,078
Genmab A/S (a)	25,300	989,092
Gilead Sciences, Inc. (a)	159,600	11,993,940
Infinity Pharmaceuticals, Inc. (a)	18,800	259,628
Intercept Pharmaceuticals, Inc. (a)	19,210	1,311,659
InterMune, Inc. (a)	110,400	1,626,192
KYTHERA Biopharmaceuticals, Inc. (a)	30,900	1,151,025
Medivation, Inc. (a)	110,400	7,045,728
Pharmacyclics, Inc. (a)	18,300	1,935,774
Regeneron Pharmaceuticals, Inc. (a)	8,000	2,201,920
Synageva BioPharma Corp. (a)	41,100	2,659,992
United Therapeutics Corp. (a)	18,200	2,058,056
		65,102,479
Health Care Equipment & Supplies - 0.1%
Edwards Lifesciences Corp. (a)	15,000	986,400

	Shares	Value
Health Care Providers & Services - 0.2%
Community Health Systems, Inc.	62,300	$ 2,446,521
Health Care Technology - 0.1%
athenahealth, Inc. (a)	6,200	833,900
Medidata Solutions, Inc. (a)	11,200	678,384
		1,512,284
Life Sciences Tools & Services - 0.3%
Illumina, Inc. (a)	38,000	4,203,560
Pharmaceuticals - 1.3%
Actavis PLC (a)	13,900	2,335,200
Jazz Pharmaceuticals PLC (a)	28,800	3,644,928
Pacira Pharmaceuticals, Inc. (a)	51,300	2,949,237
Salix Pharmaceuticals Ltd. (a)	23,600	2,122,584
Shire PLC sponsored ADR	15,100	2,133,479
Valeant Pharmaceuticals International (Canada) (a)	42,450	4,980,107
		18,165,535
TOTAL HEALTH CARE		92,416,779
INDUSTRIALS - 3.0%
Aerospace & Defense - 0.8%
European Aeronautic Defence and Space Co. (EADS) NV	34,900	2,679,546
The Boeing Co.	55,700	7,602,493
		10,282,039
Airlines - 1.8%
American Airlines Group, Inc. (a)(d)	346,100	8,739,025
Copa Holdings SA Class A	10,400	1,665,144
Delta Air Lines, Inc.	184,525	5,068,902
Southwest Airlines Co.	171,100	3,223,524
United Continental Holdings, Inc. (a)	130,570	4,939,463
		23,636,058
Electrical Equipment - 0.3%
Eaton Corp. PLC	49,700	3,783,164
Professional Services - 0.1%
Bureau Veritas SA	66,200	1,934,811
TOTAL INDUSTRIALS		39,636,072
INFORMATION TECHNOLOGY - 5.7%
Communications Equipment - 0.1%
Alcatel-Lucent SA sponsored ADR	478,000	2,103,200
Computers & Peripherals - 2.1%
3D Systems Corp. (a)(d)	11,500	1,068,695
Apple, Inc.	42,500	23,847,174
Nimble Storage, Inc.	25,500	1,155,150
SanDisk Corp.	32,000	2,257,280
		28,328,299
Internet Software & Services - 2.0%
Bankrate, Inc. (a)	155,400	2,787,876
Cornerstone OnDemand, Inc. (a)	49,800	2,656,332
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Facebook, Inc. Class A (a)	121,021	$ 6,615,008
Google, Inc. Class A (a)	8,400	9,413,964
Kakaku.com, Inc.	32,300	567,395
Naver Corp.	3,465	2,376,243
Tencent Holdings Ltd.	25,200	1,607,356
Twitter, Inc. (d)	10,200	649,230
		26,673,404
IT Services - 1.1%
Cognizant Technology Solutions Corp. Class A (a)	29,800	3,009,204
FleetCor Technologies, Inc. (a)	34,800	4,077,516
QIWI PLC Class B sponsored ADR	23,100	1,293,600
Visa, Inc. Class A	26,400	5,878,752
		14,259,072
Semiconductors & Semiconductor Equipment - 0.3%
Freescale Semiconductor Holdings I Ltd. (a)	108,900	1,747,845
NXP Semiconductors NV (a)	51,100	2,347,023
		4,094,868
Software - 0.1%
CommVault Systems, Inc. (a)	11,300	846,144
TOTAL INFORMATION TECHNOLOGY		76,304,987
MATERIALS - 0.9%
Chemicals - 0.9%
Eastman Chemical Co.	50,700	4,091,490
Huntsman Corp.	73,400	1,805,640
LyondellBasell Industries NV Class A	70,800	5,683,824
		11,580,954
TELECOMMUNICATION SERVICES - 0.3%
Wireless Telecommunication Services - 0.3%
SBA Communications Corp. Class A (a)	29,700	2,668,248
SoftBank Corp.	17,400	1,526,863
		4,195,111
TOTAL COMMON STOCKS (Cost $327,358,247)		510,233,597
Fixed-Income Funds - 44.1%
	Shares	Value
Fidelity Emerging Markets Debt Central Fund (f)	527,294	$ 5,241,303
Fidelity Floating Rate Central Fund (f)	367,682	39,514,745
Fidelity High Income Central Fund 1 (f)	273,629	28,287,764
Fidelity Inflation-Protected Bond Index Central Fund (f)	134,774	13,098,693
Fidelity VIP Investment Grade Central Fund (f)	4,875,246	503,515,456
TOTAL FIXED-INCOME FUNDS (Cost $580,652,742)		589,657,961
Equity Funds - 14.8%

International Equity Funds - 14.8%
Fidelity Emerging Markets Equity Central Fund (f)	68,996	14,500,197
Fidelity International Equity Central Fund (f)	2,210,274	182,657,069
TOTAL EQUITY FUNDS (Cost $192,882,480)		197,157,266
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.07% 1/2/14 to 2/27/14 (e) (Cost $1,519,979)	$ 1,520,000	1,519,989
Money Market Funds - 4.0%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	39,353,052	39,353,052
Fidelity Money Market Central Fund, 0.24% (b)	22,378	22,378
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	14,549,125	14,549,125
TOTAL MONEY MARKET FUNDS (Cost $53,924,555)		53,924,555
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $1,156,338,003)		1,352,493,368
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(14,409,571)
NET ASSETS - 100%		$ 1,338,083,797
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
166 CME E-mini S&P 500 Index Contracts (United States)	March 2014	$ 15,281,130	$ 602,885
140 NYSE E-mini MSCI EAFE Index Contracts (United States)	March 2014	13,424,600	580,734
TOTAL EQUITY INDEX CONTRACTS		$ 28,705,730	$ 1,183,619

The face value of futures purchased as a percentage of net assets is 2.1%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,519,989.

(f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 56,495
Fidelity Emerging Markets Debt Central Fund	354,845
Fidelity Emerging Markets Equity Central Fund	588,892
Fidelity Floating Rate Central Fund	1,773,715
Fidelity High Income Central Fund 1	1,773,264
Fidelity Inflation-Protected Bond Index Central Fund	8
Fidelity International Equity Central Fund	3,377,131
Fidelity Money Market Central Fund	8,806
Fidelity Securities Lending Cash Central Fund	155,241
Fidelity VIP Investment Grade Central Fund	12,628,108
Total	$ 20,716,505
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Commodity Strategy Central Fund	$ 12,545,365	$ -	$ 12,015,779	$ -	0.0%
Fidelity Emerging Markets Debt Central Fund	6,467,629	493,035	969,058	5,241,303	6.9%
Fidelity Emerging Markets Equity Central Fund	52,978,373	588,891	36,210,629	14,500,197	6.4%
Fidelity Floating Rate Central Fund	50,838,245	8,069,246	20,355,446	39,514,745	2.8%
Fidelity High Income Central Fund 1	38,097,411	1,773,265	11,831,821	28,287,764	6.5%
Fidelity Inflation-Protected Bond Index Central Fund	49,805,151	14,021,664	48,450,698	13,098,693	6.6%
Fidelity International Equity Central Fund	105,633,406	49,728,573	1,572,340	182,657,069	6.1%
Fidelity VIP Investment Grade Central Fund	439,718,435	104,601,780	17,804,926	503,515,456	12.8%
Total	$ 756,084,015	$ 179,276,454	$ 149,210,697	$ 786,815,227
Other Information

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 146,669,196	$ 143,266,749	$ 3,402,447	$ -
Consumer Staples	14,057,762	13,318,071	739,691	-
Energy	54,517,499	54,517,499	-	-
Financials	70,855,237	70,855,237	-	-
Health Care	92,416,779	92,416,779	-	-
Industrials	39,636,072	39,636,072	-	-
Information Technology	76,304,987	75,737,592	567,395	-
Materials	11,580,954	11,580,954	-	-
Telecommunication Services	4,195,111	2,668,248	1,526,863	-
U.S. Government and Government Agency Obligations	1,519,989	-	1,519,989	-
Fixed-Income Funds	589,657,961	589,657,961	-	-
Money Market Funds	53,924,555	53,924,555	-	-
Equity Funds	197,157,266	197,157,266	-	-
Total Investments in Securities:	$ 1,352,493,368	$ 1,344,736,983	$ 7,756,385	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 1,183,619	$ 1,183,619	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 1,183,619	$ -
Total Value of Derivatives	$ 1,183,619	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Other Information

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Money Market Central Funds. Percentages in the below tables are adjusted for the effect of TBA Sale Commitments.

The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
U.S. Government and U.S. Government Agency Obligations	20.6%
AAA,AA,A	6.4%
BBB	9.2%
BB	1.9%
B	2.9%
CCC,CC,C	0.8%
D	0.0%*
Not Rated	0.3%
Equities	52.1%
Short-Term Investments and Net Other Assets	5.8%
100.0%
* Amount represents less than 0.1%.

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Percentages are adjusted for the effect of futures contracts, if applicable.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	77.0%
United Kingdom	4.0%
Japan	2.0%
Netherlands	1.6%
Germany	1.6%
France	1.5%
Ireland	1.0%
Australia	1.0%
Switzerland	1.0%
Others (Individually Less Than 1%)	9.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (including securities loaned of $14,443,286) - See accompanying schedule: Unaffiliated issuers (cost $328,878,226)	$ 511,753,586
Fidelity Central Funds (cost $827,459,777)	840,739,782
Total Investments (cost $1,156,338,003)		$ 1,352,493,368
Cash		2,479
Receivable for investments sold		517,323
Receivable for fund shares sold		445,494
Dividends receivable		187,323
Distributions receivable from Fidelity Central Funds		54,872
Receivable for daily variation margin for derivative instruments		91,620
Prepaid expenses		2,694
Other receivables		67,640
Total assets		1,353,862,813

Liabilities
Payable for investments purchased	$ 12,882
Payable for fund shares redeemed	429,285
Accrued management fee	551,221
Distribution and service plan fees payable	7,076
Other affiliated payables	128,731
Other payables and accrued expenses	100,696
Collateral on securities loaned, at value	14,549,125
Total liabilities		15,779,016

Net Assets		$ 1,338,083,797
Net Assets consist of:
Paid in capital		$ 1,065,119,710
Distributions in excess of net investment income		(61,953)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		75,687,122
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		197,338,918
Net Assets		$ 1,338,083,797

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($1,160,092,773 ÷ 67,280,988 shares)	$ 17.24

Service Class: Net Asset Value, offering price and redemption price per share ($7,969,603 ÷ 465,236 shares)	$ 17.13

Service Class 2: Net Asset Value, offering price and redemption price per share ($31,119,177 ÷ 1,836,663 shares)	$ 16.94

Investor Class: Net Asset Value, offering price and redemption price per share ($138,902,244 ÷ 8,089,716 shares)	$ 17.17

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2013

Investment Income
Dividends		$ 5,271,665
Interest		624
Income from Fidelity Central Funds		20,716,505
Total income		25,988,794

Expenses
Management fee	$ 6,505,402
Transfer agent fees	1,006,292
Distribution and service plan fees	83,811
Accounting and security lending fees	526,576
Custodian fees and expenses	34,791
Independent trustees' compensation	5,157
Appreciation in deferred trustee compensation account	282
Audit	52,519
Legal	8,085
Miscellaneous	10,622
Total expenses before reductions	8,233,537
Expense reductions	(101,997)	8,131,540
Net investment income (loss)		17,857,254
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	72,080,251
Fidelity Central Funds	9,510,871
Foreign currency transactions	(21,141)
Futures contracts	2,443,189
Capital gain distributions from Fidelity Central Funds	4,880,860
Total net realized gain (loss)		88,894,030
Change in net unrealized appreciation (depreciation) on: Investment securities	80,939,220
Assets and liabilities in foreign currencies	536
Futures contracts	922,885
Total change in net unrealized appreciation (depreciation)		81,862,641
Net gain (loss)		170,756,671
Net increase (decrease) in net assets resulting from operations		$ 188,613,925

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 17,857,254	$ 19,922,007
Net realized gain (loss)	88,894,030	38,436,996
Change in net unrealized appreciation (depreciation)	81,862,641	92,574,785
Net increase (decrease) in net assets resulting from operations	188,613,925	150,933,788
Distributions to shareholders from net investment income	(20,026,284)	(19,181,825)
Distributions to shareholders from net realized gain	(3,134,591)	(9,275,331)
Total distributions	(23,160,875)	(28,457,156)
Share transactions - net increase (decrease)	(91,770,023)	(110,410,297)
Total increase (decrease) in net assets	73,683,027	12,066,335

Net Assets
Beginning of period	1,264,400,770	1,252,334,435
End of period (including distributions in excess of net investment income of $61,953 and undistributed net investment income of $186,415, respectively)	$ 1,338,083,797	$ 1,264,400,770

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.17	$ 13.80	$ 14.54	$ 13.00	$ 10.31
Income from Investment Operations
Net investment income (loss) C	.23	.23	.28	.23	.26
Net realized and unrealized gain (loss)	2.15	1.49	(.66)	1.62	2.73
Total from investment operations	2.38	1.72	(.38)	1.85	2.99
Distributions from net investment income	(.26)	(.24)	(.29)	(.24)	(.28)
Distributions from net realized gain	(.04)	(.11)	(.07)	(.07)	(.02)
Total distributions	(.31) G	(.35)	(.36)	(.31)	(.30)
Net asset value, end of period	$ 17.24	$ 15.17	$ 13.80	$ 14.54	$ 13.00
Total Return A, B	15.71%	12.48%	(2.56)%	14.26%	29.11%
Ratios to Average Net Assets D, F
Expenses before reductions	.62%	.63%	.63%	.63%	.67%
Expenses net of fee waivers, if any	.62%	.63%	.63%	.63%	.67%
Expenses net of all reductions	.61%	.62%	.62%	.62%	.66%
Net investment income (loss)	1.40%	1.57%	1.91%	1.72%	2.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,160,093	$ 1,114,021	$ 1,108,494	$ 1,279,306	$ 1,249,955
Portfolio turnover rate E	41%	47%	56%	54%	95%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .01% to .13%.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.31 per share is comprised of distributions from net investment income of $.264 and distributions from net realized gain of $.041 per share.

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.08	$ 13.71	$ 14.45	$ 12.92	$ 10.25
Income from Investment Operations
Net investment income (loss) C	.21	.21	.26	.22	.25
Net realized and unrealized gain (loss)	2.13	1.49	(.65)	1.60	2.71
Total from investment operations	2.34	1.70	(.39)	1.82	2.96
Distributions from net investment income	(.24)	(.22)	(.28)	(.22)	(.27)
Distributions from net realized gain	(.04)	(.11)	(.07)	(.07)	(.02)
Total distributions	(.29) G	(.33)	(.35)	(.29)	(.29)
Net asset value, end of period	$ 17.13	$ 15.08	$ 13.71	$ 14.45	$ 12.92
Total Return A, B	15.53%	12.43%	(2.69)%	14.14%	28.94%
Ratios to Average Net Assets D, F
Expenses before reductions	.74%	.74%	.75%	.75%	.79%
Expenses net of fee waivers, if any	.73%	.74%	.74%	.74%	.79%
Expenses net of all reductions	.73%	.73%	.74%	.73%	.78%
Net investment income (loss)	1.28%	1.45%	1.79%	1.60%	2.18%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,970	$ 8,429	$ 8,042	$ 8,613	$ 8,230
Portfolio turnover rate E	41%	47%	56%	54%	95%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .01% to .13%.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.29 per share is comprised of distributions from net investment income of $.244 and distributions from net realized gain of $.041 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 14.92	$ 13.57	$ 14.30	$ 12.79	$ 10.15
Income from Investment Operations
Net investment income (loss) C	.18	.19	.24	.19	.23
Net realized and unrealized gain (loss)	2.10	1.47	(.65)	1.59	2.68
Total from investment operations	2.28	1.66	(.41)	1.78	2.91
Distributions from net investment income	(.22)	(.19)	(.25)	(.20)	(.25)
Distributions from net realized gain	(.04)	(.11)	(.07)	(.07)	(.02)
Total distributions	(.26)	(.31) G	(.32)	(.27)	(.27)
Net asset value, end of period	$ 16.94	$ 14.92	$ 13.57	$ 14.30	$ 12.79
Total Return A, B	15.34%	12.24%	(2.82)%	13.96%	28.76%
Ratios to Average Net Assets D, F
Expenses before reductions	.88%	.89%	.90%	.90%	.93%
Expenses net of fee waivers, if any	.88%	.89%	.89%	.89%	.93%
Expenses net of all reductions	.88%	.88%	.89%	.88%	.92%
Net investment income (loss)	1.14%	1.30%	1.64%	1.46%	2.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,119	$ 29,966	$ 32,508	$ 39,148	$ 39,475
Portfolio turnover rate E	41%	47%	56%	54%	95%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .01% to .13%.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.31 per share is comprised of distributions from net investment income of $.194 and distributions from net realized gain of $.113 per share.

Financial Highlights - Investor Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.11	$ 13.74	$ 14.49	$ 12.96	$ 10.28
Income from Investment Operations
Net investment income (loss) C	.21	.22	.27	.22	.25
Net realized and unrealized gain (loss)	2.14	1.49	(.67)	1.61	2.73
Total from investment operations	2.35	1.71	(.40)	1.83	2.98
Distributions from net investment income	(.25)	(.22)	(.28)	(.23)	(.28)
Distributions from net realized gain	(.04)	(.11)	(.07)	(.07)	(.02)
Total distributions	(.29)	(.34) G	(.35)	(.30)	(.30)
Net asset value, end of period	$ 17.17	$ 15.11	$ 13.74	$ 14.49	$ 12.96
Total Return A, B	15.62%	12.44%	(2.72)%	14.16%	29.01%
Ratios to Average Net Assets D, F
Expenses before reductions	.71%	.71%	.71%	.72%	.77%
Expenses net of fee waivers, if any	.70%	.71%	.71%	.71%	.77%
Expenses net of all reductions	.70%	.70%	.70%	.70%	.76%
Net investment income (loss)	1.31%	1.48%	1.82%	1.63%	2.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 138,902	$ 111,985	$ 103,290	$ 98,171	$ 67,641
Portfolio turnover rate E	41%	47%	56%	54%	95%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .01% to .13%.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.34 per share is comprised of distributions from net investment income of $.223 and distributions from net realized gain of $.113 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP Asset Manager Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio*
Fidelity Emerging Markets Debt Central Fund	FMR Co., Inc. (FMRC)	Seeks high total return by normally investing in debt securities of issuers in emerging markets and other debt investments that are tied economically to emerging markets.	Foreign Securities Loans & Direct Debt Instruments Restricted Securities	.01%
Fidelity Emerging Markets Equity Central Fund	FMRC	Seeks capital appreciation by investing primarily in equity securities of issuers in emerging markets.	Foreign Securities Futures Repurchase Agreements Restricted Securities	.13%
Fidelity International Equity Central Fund	FMRC	Seeks capital appreciation by investing primarily in non-U.S. based common stocks, including securities of issuers located in emerging markets.	Foreign Securities Futures Repurchase Agreements	.01%
Fidelity Floating Rate Central Fund	FMRC	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Loans & Direct Debt Instruments Repurchase Agreements Restricted Securities	.00%**
Fidelity High Income Central Fund 1	FMRC

Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.

			Delayed Delivery & When Issued Securities Loans & Direct Debt Instruments Repurchase Agreements Restricted Securities	.00%**
Fidelity Inflation-Protected Bond Index Central Fund	Fidelity Investment Money Management, Inc. (FIMM)	Seeks to provide investment results that correspond to the performance of the inflation-protected United States Treasury market, and may invest in derivatives.	Repurchase Agreements	.00%**
VIP Investment Grade Central Fund	FIMM	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements.	Delayed Delivery & When Issued Securities Repurchase Agreements Restricted Securities Swaps	.00%**
Fidelity Money Market Central Funds	FIMM	Seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	.00%**

* Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

** Amount represents less than .01%.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations, are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the Fidelity Central Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Fidelity Central Funds' expenses through the impact of these expenses on each Fidelity Central Fund's NAV.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gains distributions from Fidelity Central Funds, futures contracts, foreign currency transactions, partnerships (including allocations from Fidelity Central Funds), in-kind transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 253,475,122
Gross unrealized depreciation	(20,795,898)
Net unrealized appreciation (depreciation) on securities and other investments	$ 232,679,224

Tax Cost	$ 1,119,814,144

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 52,653,442
Net unrealized appreciation (depreciation)	$ 232,679,158

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ 21,969,175	$ 28,457,156
Long-term Capital Gains	1,191,700	-
Total	$ 23,160,875	$ 28,457,156

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $2,443,189 and a change in net unrealized appreciation (depreciation) of $922,885 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

Annual Report

Notes to Financial Statements - continued

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Equity and Fixed-Income Central Funds), other than short-term securities, aggregated $514,054,400 and $608,339,435, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .50% of the Fund's average net assets.

The investment adviser pays a portion of the management fees received from the Fund to the Fidelity Central Funds' investment advisers, who are also affiliates, for managing the assets of the Fidelity Central Funds.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 8,125
Service Class 2	75,686
$ 83,811

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0035% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to reimburse or waive this fee for the period January 1, 2013 through December 31, 2013 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 785,035
Service Class	6,777
Service Class 2	24,424
Investor Class	190,056
$ 1,006,292

Effective February 1, 2014, the Board of Trustees approved an amendment to the transfer agent fee agreement whereby each class (with the exception of Investor Class) pays a single fee of .07% of average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses. Investor Class pays a single fee of .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $14,477 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,796 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $155,241, including $29,096 from securities loaned to FCM.

9. Expense Reductions.

The investment adviser or its affiliates agreed to reimburse or waive certain fees during the period as noted in the table below.

Initial Class	$ 44,359
Service Class	319
Service Class 2	1,190
Investor Class	4,900
$ 50,768

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $51,211 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $18.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Initial Class	$ 17,529,160	$ 17,052,128
Service Class	113,871	114,427
Service Class 2	401,405	392,929
Investor Class	1,981,848	1,622,341
Total	$ 20,026,284	$ 19,181,825
From net realized gain
Initial Class	$ 2,718,458	$ 8,164,790
Service Class	19,098	59,587
Service Class 2	74,370	228,871
Investor Class	322,665	822,083
Total	$ 3,134,591	$ 9,275,331

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Initial Class
Shares sold	1,776,839	2,183,168	$ 28,728,652	$ 32,447,664
Reinvestment of distributions	1,203,663	1,678,889	20,247,618	25,216,918
Shares redeemed	(9,115,467)	(10,780,089)	(147,555,356)	(160,348,899)
Net increase (decrease)	(6,134,965)	(6,918,032)	$ (98,579,086)	$ (102,684,317)

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Service Class
Shares sold	38,656	105,187	$ 630,181	$ 1,549,922
Reinvestment of distributions	7,957	11,663	132,969	174,014
Shares redeemed	(140,439)	(144,367)	(2,266,901)	(2,118,322)
Net increase (decrease)	(93,826)	(27,517)	$ (1,503,751)	$ (394,386)
Service Class 2
Shares sold	208,837	275,190	$ 3,330,187	$ 4,055,076
Reinvestment of distributions	28,784	42,127	475,775	621,800
Shares redeemed	(409,882)	(704,421)	(6,530,674)	(10,322,539)
Net increase (decrease)	(172,261)	(387,104)	$ (2,724,712)	$ (5,645,663)
Investor Class
Shares sold	1,350,799	927,759	$ 21,846,353	$ 13,650,637
Reinvestment of distributions	137,555	163,397	2,304,513	2,444,424
Shares redeemed	(808,215)	(1,196,468)	(13,113,340)	(17,780,992)
Net increase (decrease)	680,139	(105,312)	$ 11,037,526	$ (1,685,931)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 33% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 28% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and Shareholders of VIP Asset Manager Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Asset Manager Portfolio (the Fund), a fund of Variable Insurance Products Fund V, including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Asset Manager Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2014

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Elizabeth S. Acton and James C. Curvey each of the Trustees oversees 223 funds. Elizabeth S. Acton oversees 205 funds. James C. Curvey oversees 396 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President of FMR LLC (2013-present), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013 Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2006 Trustee Chairman of the Independent Trustees

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), a member of the Board of Trustees, Rutgers University (2004-present), and Chairman of the Board of Barnabas Health Care System. Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

Kenneth L. Wolfe (1939)
Year of Election or Appointment: 2005 Trustee

Mr. Wolfe also serves as Trustee of other Fidelity funds. Prior to his retirement, Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer (1994-2001) of Hershey Foods Corporation. He also served as a member of the Boards of Adelphia Communications Corporation (telecommunications, 2003-2006), Bausch & Lomb, Inc. (medical/pharmaceutical, 1993-2007), and Revlon, Inc. (personal care products, 2004-2009). Mr. Wolfe previously served as Chairman of the Independent Trustees of other Fidelity funds (2008-2012).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Officers:

Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Robert P. Brown (1963)
Year of Election or Appointment: 2012 Vice President of Fidelity's Bond Funds

Mr. Brown also serves as Vice President of other funds. Mr. Brown serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2010-present), President, Bond Group of FMR (2011-present), Director and Managing Director, Research of Fidelity Management & Research (U.K.) Inc. (2008-present), and is an employee of Fidelity Investments. Previously, Mr. Brown served as President, Money Market Group of FMR (2010-2011) and Vice President of Fidelity's Money Market Funds (2010-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Bruce T. Herring (1965)
Year of Election or Appointment: 2013 Vice President of Fidelity's Asset Allocation Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Charles S. Morrison (1960)
Year of Election or Appointment: 2012 Vice President

Mr. Morrison also serves as Vice President of other funds. He serves as President, Fixed Income and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Fixed Income Division.

Nancy D. Prior (1967)
Year of Election or Appointment: 2012 Vice President of Fidelity's Money Market Funds

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President, Money Market Group of FMR (2011-present) and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity funds (2008-2009).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Derek L. Young (1964)
Year of Election or Appointment: 2009 Vice President of Fidelity's Asset Allocation Funds

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP II Asset Manager Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

Fund	Pay Date	Record Date	Capital Gains
Initial Class	02/14/14	02/14/14	$0.683
Service Class	02/14/14	02/14/14	$0.683
Service Class 2	02/14/14	02/14/14	$0.683
Investor Class	02/14/14	02/14/14	$0.683

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2013, $53,845,142, or, if subsequently determined to be different, the net capital gain of such year.

A total of 8.2321% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Initial Class designates 13%; Service Class designates 14%; Service Class 2 designates 16%; and Investor Class designates 14%; of the dividends distributed in December 2013, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Asset Manager Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees, Operations, Audit, Fair Valuation, and Governance and Nominating, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and, among other matters, considers matters specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the combination of several funds with other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; and (xi) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund for different time periods, measured against one or more securities market indices, including a customized blended index representative of the fund's asset classes (each a "benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; tactical opportunities for investment; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 50% would mean that half of the funds in the Total Mapped Group had higher, and half had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Asset Manager Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2012 and the total expense ratio of Service Class 2 ranked equal to its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other mutual funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its September 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate." The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Investments Money Management, Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPAM-ANN-0214
1.540206.116

Fidelity® Variable Insurance Products:
Asset Manager: Growth Portfolio

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listings, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
VIP Asset Manager: Growth Portfolio - Initial Class	22.41%	15.44%	6.31%
VIP Asset Manager: Growth Portfolio - Service Class	22.34%	15.33%	6.20%
VIP Asset Manager: Growth Portfolio - Service Class 2	22.09%	15.12%	6.00%
VIP Asset Manager: Growth Portfolio - Investor Class A	22.30%	15.33%	6.21%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005, are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Asset Manager: Growth Portfolio - Initial Class on December 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a "perfect 10," with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year's waning months. More generally, concern over EM's slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned -2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the -2.02% return of the Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned -2.01%, while ultra-safe U.S. Treasuries saw a -2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup Non-USD Group-of-Seven (G7) Equal Weighted Index logging a -1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning -6.58%.

Comments from Geoff Stein, Lead Portfolio Manager of VIP Asset Manager: Growth Portfolio: For the year, the fund's share classes outpaced the 19.91% return of the Fidelity Asset Manager 70% Composite IndexSM. (For specific portfolio results, please see the performance section of this report.) Strong domestic stock picks fueled the fund's performance versus the index, complemented by favorable investment-grade bond selections. The domestic equity subportfolio, which is run by Bob Bertelson, outpaced the S&P 500® Index by a healthy margin. A strong, upwardly trending market rewarded Bob's emphasis on companies with the potential for rapid earnings growth. Moreover, he did a great job selecting stocks across multiple sectors, most notably in financials, industrials and health care. From an asset-allocation perspective, underweighting both investment-grade bonds and cash provided the biggest boost, followed by an overweighting in U.S. stocks. The fund's developed-markets equities positioning - overweighting domestic and underweighting foreign - helped, but having a meaningful allocation to poor-performing emerging-markets (EM) stocks during the period's first half overwhelmed the benefit of this positioning. As for our fixed-income allocation strategy, underweighting investment-grade bonds and cash worked particularly well, but was partially offset by a poor result in Treasury Inflation-Protected Securities (TIPS). In May and June, as interest rates rose and inflation expectations fell, TIPS sold off relative to Treasuries of comparable maturity, leading me to reduce the fund's TIPS position. Other allocation shifts included decreasing the fund's EM equities stake to about 2% of the portfolio and redeploying those proceeds to increase our foreign developed-markets equities allocation. Additionally, following the May-to-June bond market sell-off, I increased our investment-grade bond allocation to roughly 23% of the portfolio, which is slightly below neutral versus the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioB	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Initial Class	.71%
Actual		$ 1,000.00	$ 1,160.10	$ 3.87
HypotheticalA		$ 1,000.00	$ 1,021.63	$ 3.62
Service Class	.81%
Actual		$ 1,000.00	$ 1,159.80	$ 4.41
HypotheticalA		$ 1,000.00	$ 1,021.12	$ 4.13
Service Class 2	1.02%
Actual		$ 1,000.00	$ 1,158.60	$ 5.55
HypotheticalA		$ 1,000.00	$ 1,020.06	$ 5.19
Investor Class	.79%
Actual		$ 1,000.00	$ 1,159.60	$ 4.30
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 4.02

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year ranged from less than .01% to .16%.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Money Market Central Funds.

Top Ten Stocks as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	2.4	2.5
Bank of America Corp.	1.2	1.2
Gilead Sciences, Inc.	1.2	1.1
Google, Inc. Class A	0.9	1.3
Comcast Corp. Class A	0.9	1.0
American Airlines Group, Inc.	0.8	0.8
Biogen Idec, Inc.	0.8	0.9
Monster Beverage Corp.	0.8	0.8
Pioneer Natural Resources Co.	0.7	0.9
Ocwen Financial Corp.	0.7	0.4
	10.4
Market Sectors as of December 31, 2013
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	16.8	18.1
Financials	12.6	11.2
Health Care	11.1	12.1
Information Technology	8.7	8.0
Energy	6.9	7.8
Industrials	6.6	5.4
Consumer Staples	3.8	4.2
Materials	2.8	3.7
Telecommunication Services	1.6	1.3
Utilities	0.7	0.8
Asset Allocation (% of fund's net assets)
As of December 31, 2013 *		As of June 30, 2013 **
	Stock Class andEquity Futures 74.5%		Stock Class andEquity Futures 72.9%
	Bond Class 22.5%		Bond Class 25.1%
	Short-Term Class 3.0%		Short-Term Class 2.0%
* Foreign investments	30.7%	** Foreign investments	26.2%

Asset allocations in the pie charts reflect the categorization of assets as defined in the Fund's prospectus in effect as of the time periods indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of futures contracts and swap contracts, if applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com.

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Common Stocks - 50.2%
	Shares	Value
CONSUMER DISCRETIONARY - 14.4%
Auto Components - 0.7%
BorgWarner, Inc.	7,000	$ 391,370
Delphi Automotive PLC	16,800	1,010,184
		1,401,554
Automobiles - 0.4%
General Motors Co. (a)	18,300	747,921
Diversified Consumer Services - 0.2%
Estacio Participacoes SA	47,700	416,369
Hotels, Restaurants & Leisure - 1.0%
Alsea S.A.B. de CV	72,800	229,255
Chipotle Mexican Grill, Inc. (a)	1,900	1,012,282
Fiesta Restaurant Group, Inc. (a)	5,600	292,544
Las Vegas Sands Corp.	5,600	441,672
		1,975,753
Household Durables - 2.0%
Barratt Developments PLC	32,100	185,514
Bellway PLC	11,500	298,982
D.R. Horton, Inc.	39,900	890,568
KB Home (d)	43,200	789,696
PulteGroup, Inc.	48,500	987,945
Taylor Morrison Home Corp.	10,300	231,235
Toll Brothers, Inc. (a)	13,000	481,000
		3,864,940
Internet & Catalog Retail - 0.7%
priceline.com, Inc. (a)	1,100	1,278,640
Media - 4.7%
AMC Networks, Inc. Class A (a)	2,200	149,842
CBS Corp. Class B	21,000	1,338,540
Comcast Corp. Class A	32,800	1,704,452
Interpublic Group of Companies, Inc.	21,800	385,860
ITV PLC	153,200	492,162
Naspers Ltd. Class N	5,300	553,751
Sirius XM Holdings, Inc.	154,500	539,205
The Walt Disney Co.	14,300	1,092,520
Time Warner, Inc.	16,900	1,178,268
Twenty-First Century Fox, Inc. Class A	37,900	1,333,322
Viacom, Inc. Class A	4,300	377,411
		9,145,333
Multiline Retail - 0.5%
Macy's, Inc.	17,800	950,520
Specialty Retail - 2.3%
Cabela's, Inc. Class A (a)	7,800	519,948
Conn's, Inc. (a)(d)	9,500	748,505
GNC Holdings, Inc.	15,900	929,355
Home Depot, Inc.	6,900	568,146
Lowe's Companies, Inc.	6,700	331,985
TJX Companies, Inc.	21,300	1,357,449
		4,455,388

	Shares	Value
Textiles, Apparel & Luxury Goods - 1.9%
adidas AG	3,200	$ 407,824
Coach, Inc.	1,900	106,647
Deckers Outdoor Corp. (a)	9,400	793,924
Michael Kors Holdings Ltd. (a)	12,559	1,019,665
Prada SpA	28,200	250,932
PVH Corp.	3,000	408,060
VF Corp.	10,000	623,400
		3,610,452
TOTAL CONSUMER DISCRETIONARY		27,846,870
CONSUMER STAPLES - 1.4%
Beverages - 0.8%
Fomento Economico Mexicano S.A.B. de CV unit	14,400	140,522
Monster Beverage Corp. (a)	19,200	1,301,184
		1,441,706
Food Products - 0.6%
Green Mountain Coffee Roasters, Inc.	15,700	1,186,606
TOTAL CONSUMER STAPLES		2,628,312
ENERGY - 5.4%
Energy Equipment & Services - 0.6%
Halliburton Co.	13,700	695,275
Helmerich & Payne, Inc.	4,800	403,584
		1,098,859
Oil, Gas & Consumable Fuels - 4.8%
Anadarko Petroleum Corp.	14,900	1,181,868
Cabot Oil & Gas Corp.	16,300	631,788
Cimarex Energy Co.	5,600	587,496
Cobalt International Energy, Inc. (a)	12,500	205,625
Concho Resources, Inc. (a)	12,400	1,339,200
Continental Resources, Inc. (a)	9,800	1,102,696
EOG Resources, Inc.	7,800	1,309,152
Genel Energy PLC (a)	18,400	327,547
Hess Corp.	11,100	921,300
Pioneer Natural Resources Co.	7,800	1,435,746
Sanchez Energy Corp. (a)	7,700	188,727
		9,231,145
TOTAL ENERGY		10,330,004
FINANCIALS - 7.0%
Capital Markets - 2.6%
Apollo Global Management LLC Class A	36,000	1,137,960
BlackRock, Inc. Class A	2,800	886,116
Charles Schwab Corp.	7,700	200,200
KKR & Co. LP	29,900	727,766
Morgan Stanley	31,500	987,840
The Blackstone Group LP	30,300	954,450
		4,894,332
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - 0.4%
Societe Generale Series A	7,600	$ 441,424
UniCredit SpA	32,900	243,502
		684,926
Consumer Finance - 0.2%
Springleaf Holdings, Inc.	12,100	305,888
Diversified Financial Services - 2.1%
Bank of America Corp.	150,200	2,338,614
CBOE Holdings, Inc.	9,800	509,208
Citigroup, Inc.	24,200	1,261,062
		4,108,884
Real Estate Investment Trusts - 0.3%
American Tower Corp.	7,900	630,578
Real Estate Management & Development - 0.7%
Altisource Asset Management Corp. (a)	450	418,500
Altisource Portfolio Solutions SA	3,900	618,657
Altisource Residential Corp. Class B	12,900	388,419
		1,425,576
Thrifts & Mortgage Finance - 0.7%
Ocwen Financial Corp. (a)	25,800	1,430,610
TOTAL FINANCIALS		13,480,794
HEALTH CARE - 9.1%
Biotechnology - 6.4%
Acorda Therapeutics, Inc. (a)	9,900	289,080
Actelion Ltd.	3,381	285,588
Aegerion Pharmaceuticals, Inc. (a)	7,700	546,392
Alexion Pharmaceuticals, Inc. (a)	7,600	1,011,256
Alnylam Pharmaceuticals, Inc. (a)	100	6,433
Amgen, Inc.	11,000	1,255,760
ARIAD Pharmaceuticals, Inc. (a)	40,700	277,574
Biogen Idec, Inc. (a)	5,600	1,566,600
BioMarin Pharmaceutical, Inc. (a)	6,800	477,836
Celldex Therapeutics, Inc. (a)	7,000	169,470
Clovis Oncology, Inc. (a)	2,100	126,567
Genmab A/S (a)	4,700	183,744
Gilead Sciences, Inc. (a)	30,300	2,277,045
Infinity Pharmaceuticals, Inc. (a)	3,100	42,811
Intercept Pharmaceuticals, Inc. (a)	3,730	254,684
InterMune, Inc. (a)	20,900	307,857
KYTHERA Biopharmaceuticals, Inc. (a)	5,600	208,600
Medivation, Inc. (a)	20,200	1,289,164
Pharmacyclics, Inc. (a)	3,500	370,230
Regeneron Pharmaceuticals, Inc. (a)	1,600	440,384
Synageva BioPharma Corp. (a)	7,800	504,816
United Therapeutics Corp. (a)	3,400	384,472
		12,276,363
Health Care Equipment & Supplies - 0.1%
Edwards Lifesciences Corp. (a)	2,900	190,704

	Shares	Value
Health Care Providers & Services - 0.2%
Community Health Systems, Inc.	11,800	$ 463,386
Health Care Technology - 0.2%
athenahealth, Inc. (a)	1,200	161,400
Medidata Solutions, Inc. (a)	2,200	133,254
		294,654
Life Sciences Tools & Services - 0.4%
Illumina, Inc. (a)	7,200	796,464
Pharmaceuticals - 1.8%
Actavis PLC (a)	2,700	453,600
Jazz Pharmaceuticals PLC (a)	5,500	696,080
Pacira Pharmaceuticals, Inc. (a)	9,700	557,653
Salix Pharmaceuticals Ltd. (a)	4,500	404,730
Shire PLC sponsored ADR	2,800	395,612
Valeant Pharmaceuticals International (Canada) (a)	8,106	950,972
		3,458,647
TOTAL HEALTH CARE		17,480,218
INDUSTRIALS - 3.9%
Aerospace & Defense - 1.0%
European Aeronautic Defence and Space Co. (EADS) NV	6,600	506,734
The Boeing Co.	10,400	1,419,496
		1,926,230
Airlines - 2.3%
American Airlines Group, Inc. (a)(d)	65,300	1,648,825
Copa Holdings SA Class A	2,000	320,220
Delta Air Lines, Inc.	35,000	961,450
Southwest Airlines Co.	32,300	608,532
United Continental Holdings, Inc. (a)	24,785	937,617
		4,476,644
Electrical Equipment - 0.4%
Eaton Corp. PLC	9,400	715,528
Professional Services - 0.2%
Bureau Veritas SA	12,600	368,257
TOTAL INDUSTRIALS		7,486,659
INFORMATION TECHNOLOGY - 7.5%
Communications Equipment - 0.2%
Alcatel-Lucent SA sponsored ADR	90,800	399,520
Computers & Peripherals - 2.8%
3D Systems Corp. (a)(d)	2,150	199,800
Apple, Inc.	8,000	4,488,878
Nimble Storage, Inc.	4,700	212,910
SanDisk Corp.	6,100	430,294
		5,331,882
Internet Software & Services - 2.6%
Bankrate, Inc. (a)	29,500	529,230
Cornerstone OnDemand, Inc. (a)	9,500	506,730
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Facebook, Inc. Class A (a)	22,880	$ 1,250,621
Google, Inc. Class A (a)	1,600	1,793,136
Kakaku.com, Inc.	6,000	105,398
Naver Corp.	650	445,760
Tencent Holdings Ltd.	4,800	306,163
Twitter, Inc. (d)	1,400	89,110
		5,026,148
IT Services - 1.4%
Cognizant Technology Solutions Corp. Class A (a)	5,500	555,390
FleetCor Technologies, Inc. (a)	6,600	773,322
QIWI PLC Class B sponsored ADR	4,100	229,600
Visa, Inc. Class A	5,000	1,113,400
		2,671,712
Semiconductors & Semiconductor Equipment - 0.4%
Freescale Semiconductor Holdings I Ltd. (a)	20,700	332,235
NXP Semiconductors NV (a)	9,700	445,521
		777,756
Software - 0.1%
CommVault Systems, Inc. (a)	2,200	164,736
TOTAL INFORMATION TECHNOLOGY		14,371,754
MATERIALS - 1.1%
Chemicals - 1.1%
Eastman Chemical Co.	9,700	782,790
Huntsman Corp.	13,900	341,940
LyondellBasell Industries NV Class A	13,400	1,075,752
		2,200,482
TELECOMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
SBA Communications Corp. Class A (a)	5,600	503,104
SoftBank Corp.	3,200	280,802
		783,906
TOTAL COMMON STOCKS (Cost $62,303,616)		96,608,999
Fixed-Income Funds - 23.8%

Fidelity Floating Rate Central Fund (f)	16,092	1,729,435
Fidelity High Income Central Fund 1 (f)	34,926	3,610,651
Fidelity Inflation-Protected Bond Index Central Fund (f)	17,828	1,732,704
Fidelity VIP Investment Grade Central Fund (f)	375,337	38,764,800
TOTAL FIXED-INCOME FUNDS (Cost $44,972,193)		45,837,590
Equity Funds - 22.5%
	Shares	Value
International Equity Funds - 22.5%
Fidelity Emerging Markets Equity Central Fund (f)	18,444	$ 3,876,174
Fidelity International Equity Central Fund (f)	475,948	39,332,329
TOTAL EQUITY FUNDS (Cost $44,078,634)		43,208,503
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.02% to 0.04% 1/2/14 to 2/27/14 (e) (Cost $249,995)	$ 250,000	249,997
Money Market Funds - 5.1%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	6,402,783	6,402,783
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	3,486,775	3,486,775
TOTAL MONEY MARKET FUNDS (Cost $9,889,558)		9,889,558
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $161,493,996)		195,794,647
NET OTHER ASSETS (LIABILITIES) - (1.7)%		(3,260,599)
NET ASSETS - 100%		$ 192,534,048
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
30 CME E-mini S&P 500 Index Contracts (United States)	March 2014	$ 2,761,650	$ 108,955
19 NYSE E-mini MSCI EAFE Index Contracts (United States)	March 2014	1,821,910	78,814
TOTAL EQUITY INDEX CONTRACTS		$ 4,583,560	$ 187,769

The face value of futures purchased as a percentage of net assets is 2.3%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $249,997.

(f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,627
Fidelity Emerging Markets Debt Central Fund	25,595
Fidelity Emerging Markets Equity Central Fund	127,050
Fidelity Floating Rate Central Fund	98,916
Fidelity High Income Central Fund 1	221,520
Fidelity Inflation-Protected Bond Index Central Fund	1
Fidelity International Equity Central Fund	676,358
Fidelity Securities Lending Cash Central Fund	35,765
Fidelity VIP Investment Grade Central Fund	906,824
Total	$ 2,098,656
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Commodity Strategy Central Fund	$ 1,583,138	$ -	$ 1,515,017	$ -	0.0%
Fidelity Emerging Markets Debt Central Fund	808,859	28,170	764,289	-	0.0%
Fidelity Emerging Markets Equity Central Fund	9,027,490	279,890	4,963,568	3,876,174	1.7%
Fidelity Floating Rate Central Fund	4,048,579	98,885	2,480,941	1,729,435	0.1%
Fidelity High Income Central Fund 1	4,042,127	221,520	680,823	3,610,651	0.8%
Fidelity Inflation-Protected Bond Index Central Fund	4,799,420	1,893,693	4,717,771	1,732,704	0.9%
Fidelity International Equity Central Fund	21,589,033	12,376,812	424,720	39,332,329	1.3%
Fidelity VIP Investment Grade Central Fund	28,673,911	12,296,480	499,456	38,764,800	1.0%
Total	$ 74,572,557	$ 27,195,450	$ 16,046,585	$ 89,046,093
Other Information

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 27,846,870	$ 27,201,246	$ 645,624	$ -
Consumer Staples	2,628,312	2,487,790	140,522	-
Energy	10,330,004	10,330,004	-	-
Financials	13,480,794	13,480,794	-	-
Health Care	17,480,218	17,480,218	-	-
Industrials	7,486,659	7,486,659	-	-
Information Technology	14,371,754	14,266,356	105,398	-
Materials	2,200,482	2,200,482	-	-
Telecommunication Services	783,906	503,104	280,802	-
U.S. Government and Government Agency Obligations	249,997	-	249,997	-
Fixed-Income Funds	45,837,590	45,837,590	-	-
Money Market Funds	9,889,558	9,889,558	-	-
Equity Funds	43,208,503	43,208,503	-	-
Total Investments in Securities:	$ 195,794,647	$ 194,372,304	$ 1,422,343	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 187,769	$ 187,769	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 187,769	$ -
Total Value of Derivatives	$ 187,769	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Other Information

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds, other than the Money Market Central Funds. Percentages in the below tables are adjusted for the effect of TBA Sale Commitments.

The composition of credit quality ratings as a percentage of net assets is as follows (Unaudited):
U.S. Government and U.S. Government Agency Obligations	11.4%
AAA,AA,A	3.0%
BBB	5.2%
BB	0.9%
B	1.4%
CCC,CC,C	0.6%
D	0.0%*
Not Rated	0.2%
Equities	71.6%
Short-Term Investments and Net Other Assets	5.7%
100.0%
* Amount represents less than 0.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Percentages are adjusted for the effect of futures contracts, if applicable.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	69.3%
United Kingdom	4.8%
Japan	3.3%
France	2.3%
Germany	2.3%
Netherlands	1.9%
Switzerland	1.3%
Australia	1.3%
Ireland	1.3%
Bailiwick of Jersey	1.1%
Italy	1.1%
Others (Individually Less Than 1%)	10.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (including securities loaned of $3,458,227) - See accompanying schedule: Unaffiliated issuers (cost $62,553,611)	$ 96,858,996
Fidelity Central Funds (cost $98,940,385)	98,935,651
Total Investments (cost $161,493,996)		$ 195,794,647
Cash		122,142
Receivable for investments sold		101,617
Receivable for fund shares sold		92,701
Dividends receivable		43,676
Distributions receivable from Fidelity Central Funds		8,587
Receivable for daily variation margin for derivative instruments		14,825
Prepaid expenses		382
Other receivables		1,458
Total assets		196,180,035

Liabilities
Payable for investments purchased	$ 6,441
Payable for fund shares redeemed	7,220
Accrued management fee	86,162
Distribution and service plan fees payable	1,001
Other affiliated payables	21,912
Other payables and accrued expenses	36,476
Collateral on securities loaned, at value	3,486,775
Total liabilities		3,645,987

Net Assets		$ 192,534,048
Net Assets consist of:
Paid in capital		$ 169,343,891
Undistributed net investment income		5,163
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(11,303,402)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		34,488,396
Net Assets		$ 192,534,048

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($127,422,919 ÷ 6,964,445 shares)	$ 18.30

Service Class: Net Asset Value, offering price and redemption price per share ($3,190,666 ÷ 175,446 shares)	$ 18.19

Service Class 2: Net Asset Value, offering price and redemption price per share ($3,625,884 ÷ 200,369 shares)	$ 18.10

Investor Class: Net Asset Value, offering price and redemption price per share ($58,294,579 ÷ 3,199,602 shares)	$ 18.22

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2013

Investment Income
Dividends		$ 962,367
Interest		64
Income from Fidelity Central Funds		2,098,656
Total income		3,061,087

Expenses
Management fee	$ 962,985
Transfer agent fees	167,048
Distribution and service plan fees	12,396
Accounting and security lending fees	85,741
Custodian fees and expenses	22,704
Independent trustees' compensation	682
Audit	49,241
Legal	1,016
Miscellaneous	1,151
Total expenses before reductions	1,302,964
Expense reductions	(16,640)	1,286,324
Net investment income (loss)		1,774,763
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	11,619,764
Fidelity Central Funds	1,170,405
Foreign currency transactions	(4,131)
Futures contracts	241,336
Capital gain distributions from Fidelity Central Funds	333,481
Total net realized gain (loss)		13,360,855
Change in net unrealized appreciation (depreciation) on: Investment securities	19,969,526
Assets and liabilities in foreign currencies	67
Futures contracts	186,455
Total change in net unrealized appreciation (depreciation)		20,156,048
Net gain (loss)		33,516,903
Net increase (decrease) in net assets resulting from operations		$ 35,291,666

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,774,763	$ 2,047,482
Net realized gain (loss)	13,360,855	5,765,525
Change in net unrealized appreciation (depreciation)	20,156,048	15,662,987
Net increase (decrease) in net assets resulting from operations	35,291,666	23,475,994
Distributions to shareholders from net investment income	(1,787,949)	(2,210,245)
Distributions to shareholders from net realized gain	(498,676)	(580,372)
Total distributions	(2,286,625)	(2,790,617)
Share transactions - net increase (decrease)	(1,458,791)	(18,745,600)
Total increase (decrease) in net assets	31,546,250	1,939,777

Net Assets
Beginning of period	160,987,798	159,048,021
End of period (including undistributed net investment income of $5,163 and distributions in excess of net investment income of $7, respectively)	$ 192,534,048	$ 160,987,798

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.14	$ 13.35	$ 14.52	$ 12.66	$ 9.68
Income from Investment Operations
Net investment income (loss) C	.17	.19	.22	.16	.17
Net realized and unrealized gain (loss)	3.22	1.87	(1.12)	1.91	3.01
Total from investment operations	3.39	2.06	(.90)	2.07	3.18
Distributions from net investment income	(.18)	(.21)	(.24)	(.16)	(.18)
Distributions from net realized gain	(.05)	(.06)	(.03)	(.05)	(.02)
Total distributions	(.23)	(.27)	(.27)	(.21)	(.20)
Net asset value, end of period	$ 18.30	$ 15.14	$ 13.35	$ 14.52	$ 12.66
Total Return A, B	22.41%	15.45%	(6.17)%	16.34%	32.91%
Ratios to Average Net Assets D, F
Expenses before reductions	.72%	.72%	.73%	.74%	.78%
Expenses net of fee waivers, if any	.71%	.72%	.72%	.73%	.78%
Expenses net of all reductions	.71%	.71%	.71%	.72%	.77%
Net investment income (loss)	1.05%	1.29%	1.49%	1.20%	1.57%
Supplemental Data
Net assets, end of period (000 omitted)	$ 127,423	$ 116,252	$ 113,899	$ 138,051	$ 136,479
Portfolio turnover rate E	52%	59%	71%	68%	126%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .01% to .13%.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.04	$ 13.26	$ 14.42	$ 12.58	$ 9.62
Income from Investment Operations
Net investment income (loss) C	.16	.17	.20	.14	.16
Net realized and unrealized gain (loss)	3.19	1.86	(1.11)	1.89	2.99
Total from investment operations	3.35	2.03	(.91)	2.03	3.15
Distributions from net investment income	(.15)	(.20)	(.22)	(.15)	(.17)
Distributions from net realized gain	(.05)	(.06)	(.03)	(.05)	(.02)
Total distributions	(.20)	(.25) G	(.25)	(.19) H	(.19)
Net asset value, end of period	$ 18.19	$ 15.04	$ 13.26	$ 14.42	$ 12.58
Total Return A, B	22.34%	15.34%	(6.26)%	16.18%	32.79%
Ratios to Average Net Assets D, F
Expenses before reductions	.82%	.82%	.83%	.84%	.88%
Expenses net of fee waivers, if any	.82%	.82%	.82%	.84%	.88%
Expenses net of all reductions	.81%	.81%	.81%	.82%	.87%
Net investment income (loss)	.95%	1.19%	1.39%	1.09%	1.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,191	$ 3,541	$ 5,654	$ 3,999	$ 3,838
Portfolio turnover rate E	52%	59%	71%	68%	126%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .01% to .13%.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.25 per share is comprised of distributions from net investment income of $.195 and distributions from net realized gain of $.055 per share.

H Total distributions of $.19 per share is comprised of distributions from net investment income of $.148 and distributions from net realized gain of $.045 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 14.97	$ 13.21	$ 14.36	$ 12.51	$ 9.57
Income from Investment Operations
Net investment income (loss) C	.12	.14	.17	.12	.14
Net realized and unrealized gain (loss)	3.18	1.84	(1.09)	1.88	2.97
Total from investment operations	3.30	1.98	(.92)	2.00	3.11
Distributions from net investment income	(.12)	(.17)	(.20)	(.11)	(.15)
Distributions from net realized gain	(.05)	(.06)	(.03)	(.05)	(.02)
Total distributions	(.17)	(.22) G	(.23)	(.15) H	(.17)
Net asset value, end of period	$ 18.10	$ 14.97	$ 13.21	$ 14.36	$ 12.51
Total Return A, B	22.09%	15.03%	(6.39)%	16.02%	32.55%
Ratios to Average Net Assets D, F
Expenses before reductions	1.03%	1.04%	1.01%	1.02%	1.06%
Expenses net of fee waivers, if any	1.02%	1.04%	1.01%	1.02%	1.06%
Expenses net of all reductions	1.02%	1.03%	1.00%	1.00%	1.05%
Net investment income (loss)	.74%	.97%	1.20%	.91%	1.29%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,626	$ 3,621	$ 3,260	$ 6,046	$ 8,139
Portfolio turnover rate E	52%	59%	71%	68%	126%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .01% to .13%.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.22 per share is comprised of distributions from net investment income of $.167 and distributions from net realized gain of $.055 per share.

H Total distributions of $.15 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $.045 per share.

Financial Highlights - Investor Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.08	$ 13.30	$ 14.46	$ 12.61	$ 9.65
Income from Investment Operations
Net investment income (loss) C	.16	.18	.20	.15	.16
Net realized and unrealized gain (loss)	3.20	1.86	(1.10)	1.90	2.99
Total from investment operations	3.36	2.04	(.90)	2.05	3.15
Distributions from net investment income	(.17)	(.20)	(.23)	(.15)	(.17)
Distributions from net realized gain	(.05)	(.06)	(.03)	(.05)	(.02)
Total distributions	(.22)	(.26)	(.26)	(.20)	(.19)
Net asset value, end of period	$ 18.22	$ 15.08	$ 13.30	$ 14.46	$ 12.61
Total Return A, B	22.30%	15.34%	(6.20)%	16.25%	32.68%
Ratios to Average Net Assets D, F
Expenses before reductions	.80%	.81%	.81%	.83%	.89%
Expenses net of fee waivers, if any	.80%	.81%	.81%	.82%	.89%
Expenses net of all reductions	.79%	.79%	.80%	.81%	.87%
Net investment income (loss)	.97%	1.21%	1.41%	1.11%	1.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 58,295	$ 37,574	$ 36,235	$ 33,627	$ 26,307
Portfolio turnover rate E	52%	59%	71%	68%	126%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds ranged from less than .01% to .13%.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP Asset Manager: Growth Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The following summarizes the Fund's investment in each Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio*
Fidelity Emerging Markets Debt Central Fund	FMR Co., Inc. (FMRC)	Seeks high total return by normally investing in debt securities of issuers in emerging markets and other debt investments that are tied economically to emerging markets.	Foreign Securities Loans & Direct Debt Instruments Restricted Securities	.01%
Fidelity Emerging Markets Equity Central Fund	FMRC	Seeks capital appreciation by investing primarily in equity securities of issuers in emerging markets.	Foreign Securities Futures Repurchase Agreements Restricted Securities	.13%
Fidelity International Equity Central Fund	FMRC	Seeks capital appreciation by investing primarily in non-U.S. based common stocks, including securities of issuers located in emerging markets.	Foreign Securities Futures Repurchase Agreements	.01%
Fidelity Floating Rate Central Fund	FMRC	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Loans & Direct Debt Instruments Repurchase Agreements Restricted Securities	.00%**
Fidelity High Income Central Fund 1	FMRC

Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.

			Delayed Delivery & When Issued Securities Loans & Direct Debt Instruments Repurchase Agreements Restricted Securities	.00%**
Fidelity Inflation-Protected Bond Index Central Fund	Fidelity Investment Money Management, Inc. (FIMM)	Seeks to provide investment results that correspond to the performance of the inflation-protected United States Treasury market, and may invest in derivatives.	Repurchase Agreements	.00%**

Annual Report

2. Investments in Fidelity Central Funds - continued

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio*
Fidelity VIP Investment Grade Central Fund	FIMM	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements.	Delayed Delivery & When Issued Securities Repurchase Agreements Restricted Securities Swaps	.00%**
Fidelity Money Market Central Funds	FIMM	Seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	.00%**

* Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

** Amount represents less than .01%.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the Fidelity Central Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Fidelity Central Funds' expenses through the impact of these expenses on each Fidelity Central Fund's NAV.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, futures contracts, foreign currency transactions, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 46,781,981
Gross unrealized depreciation	(4,294,725)
Net unrealized appreciation (depreciation) on securities and other investments	$ 42,487,256

Tax Cost	$ 153,307,391

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 10,841
Capital loss carryforward	$ (18,888,513)
Net unrealized appreciation (depreciation)	$ 42,487,232

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (18,888,513)

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ 2,286,625	$ 2,790,617

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $241,336 and a change in net unrealized appreciation (depreciation) of $186,455 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Equity and Fixed-Income Central Funds), other than short-term securities, aggregated $87,777,150 and $91,516,803, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

The investment adviser pays a portion of the management fees received from the Fund to the Fidelity Central Funds' investment advisers, who are also affiliates, for managing the assets of the Fidelity Central Funds.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 3,524
Service Class 2	8,872
$ 12,396

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0035% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to reimburse or waive this fee for the period January 1, 2013 through December 31, 2013 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 88,445
Service Class	2,645
Service Class 2	4,698
Investor Class	71,260
$ 167,048

Effective February 1, 2014, the Board of Trustees approved an amendment to the transfer agent fee agreement whereby each class (with the exception of Investor Class) pays a single fee of .07% of average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses. Investor Class pays a single fee of .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,400 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $366 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $35,765, including $871 from securities loaned to FCM.

9. Expense Reductions.

The investment adviser or its affiliates agreed to reimburse or waive certain fees during the period as noted in the table below.

Initial Class	$ 4,741
Service Class	138
Service Class 2	139
Investor Class	1,799
$ 6,817

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $9,823 for the period.

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Initial Class	$ 1,223,555	$ 1,629,244
Service Class	26,731	45,299
Service Class 2	24,103	40,910
Investor Class	513,560	494,792
Total	$ 1,787,949	$ 2,210,245
From net realized gain
Initial Class	$ 335,311	$ 418,731
Service Class	8,656	12,776
Service Class 2	9,703	13,474
Investor Class	145,006	135,391
Total	$ 498,676	$ 580,372

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Initial Class
Shares sold	254,258	209,683	$ 4,235,828	$ 3,101,220
Reinvestment of distributions	88,376	137,264	1,558,866	2,047,975
Shares redeemed	(1,057,265)	(1,201,677)	(17,597,555)	(17,554,476)
Net increase (decrease)	(714,631)	(854,730)	$ (11,802,861)	$ (12,405,281)
Service Class
Shares sold	7,813	67,757	$ 123,295	$ 988,975
Reinvestment of distributions	2,020	3,916	35,387	58,075
Shares redeemed	(69,763)	(262,622)	(1,172,829)	(3,862,828)
Net increase (decrease)	(59,930)	(190,949)	$ (1,014,147)	$ (2,815,778)
Service Class 2
Shares sold	38,367	48,258	$ 623,037	$ 685,875
Reinvestment of distributions	1,940	3,682	33,806	54,384
Shares redeemed	(81,713)	(57,062)	(1,327,456)	(826,629)
Net increase (decrease)	(41,406)	(5,122)	$ (670,613)	$ (86,370)
Investor Class
Shares sold	876,640	326,655	$ 14,728,602	$ 4,754,809
Reinvestment of distributions	37,462	42,379	658,566	630,183
Shares redeemed	(206,156)	(602,703)	(3,358,338)	(8,823,163)
Net increase (decrease)	707,946	(233,669)	$ 12,028,830	$ (3,438,171)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 81% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and Shareholders of VIP Asset Manager: Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Asset Manager: Growth Portfolio (the Fund), a fund of Variable Insurance Products Fund V, including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence support the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Asset Manager: Growth Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 18, 2014

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Elizabeth S. Acton and James C. Curvey each of the Trustees oversees 223 funds. Elizabeth S. Acton oversees 205 funds. James C. Curvey oversees 396 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President of FMR LLC (2013-present), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013 Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2006 Trustee Chairman of the Independent Trustees

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), a member of the Board of Trustees, Rutgers University (2004-present), and Chairman of the Board of Barnabas Health Care System. Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

Kenneth L. Wolfe (1939)
Year of Election or Appointment: 2005 Trustee

Mr. Wolfe also serves as Trustee of other Fidelity funds. Prior to his retirement, Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer (1994-2001) of Hershey Foods Corporation. He also served as a member of the Boards of Adelphia Communications Corporation (telecommunications, 2003-2006), Bausch & Lomb, Inc. (medical/pharmaceutical, 1993-2007), and Revlon, Inc. (personal care products, 2004-2009). Mr. Wolfe previously served as Chairman of the Independent Trustees of other Fidelity funds (2008-2012).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Officers:

Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Robert P. Brown (1963)
Year of Election or Appointment: 2012 Vice President of Fidelity's Bond Funds

Mr. Brown also serves as Vice President of other funds. Mr. Brown serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2010-present), President, Bond Group of FMR (2011-present), Director and Managing Director, Research of Fidelity Management & Research (U.K.) Inc. (2008-present), and is an employee of Fidelity Investments. Previously, Mr. Brown served as President, Money Market Group of FMR (2010-2011) and Vice President of Fidelity's Money Market Funds (2010-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel,Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Bruce T. Herring (1965)
Year of Election or Appointment: 2013 Vice President of Fidelity's Asset Allocation Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Charles S. Morrison (1960)
Year of Election or Appointment: 2012 Vice President

Mr. Morrison also serves as Vice President of other funds. He serves as President, Fixed Income and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Fixed Income Division.

Nancy D. Prior (1967)
Year of Election or Appointment: 2012 Vice President of Fidelity's Money Market Funds

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President, Money Market Group of FMR (2011-present) and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity funds (2008-2009).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Derek L. Young (1964)
Year of Election or Appointment: 2009 Vice President of Fidelity's Asset Allocation Funds

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Asset Manager: Growth Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/14/2014	02/14/2014	$0.003
Service Class	02/14/2014	02/14/2014	$0.003
Service Class 2	02/14/2014	02/14/2014	$0.003
Investor Class	02/14/2014	02/14/2014	$0.003

Initial Class designates 25%, Service Class designates 28%, Service Class 2 designates 33%, and Investor Class designates 26%, of the dividends distributed in December 2013 as qualifying for the dividends-received deduction for corporate shareholders.

A total of 4.92% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Asset Manager: Growth Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees, Operations, Audit, Fair Valuation, and Governance and Nominating, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and, among other matters, considers matters specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the combination of several funds with other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; and (xi) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund for different time periods, measured against one or more securities market indices, including a customized blended index representative of the fund's asset classes (each a "benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; tactical opportunities for investment; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 50% would mean that half of the funds in the Total Mapped Group had higher, and half had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Asset Manager: Growth Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2012 and the total expense ratio of Service Class 2 ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Service Class 2 was above the competitive median primarily because of higher 12b-1 fees for Service Class 2 as compared to most competitor funds. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other mutual funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Service Class 2 was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its September 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate." The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

Fidelity Investments Money Management, Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPAMG-ANN-0214
1.540207.116

Fidelity® Variable Insurance Products:

Freedom Funds -
Income, 2005, 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
VIP Freedom Income PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Freedom 2005 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Freedom 2010 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Freedom 2015 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Freedom 2020 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Freedom 2025 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Freedom 2030 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Freedom 2035 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Freedom 2040 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Freedom 2045 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Freedom 2050 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

Annual Report

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

VIP Freedom Income PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Life of FundA
VIP Freedom Income PortfolioSM - Initial Class	5.55%	7.14%	4.78%
VIP Freedom Income Portfolio - Service Class	5.38%	7.04%	4.67%
VIP Freedom Income Portfolio - Service Class 2	5.21%	6.86%	4.51%

A From April 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom Income Portfolio - Initial Class on April 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period.

Annual Report

VIP Freedom 2005 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Life of FundA
VIP Freedom 2005 PortfolioSM - Initial Class	9.74%	10.53%	5.68%
VIP Freedom 2005 Portfolio - Service Class	9.60%	10.44%	5.57%
VIP Freedom 2005 Portfolio - Service Class 2	9.46%	10.27%	5.41%

A From April 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2005 Portfolio - Initial Class on April 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays U.S. Aggregate Bond Index performed over the same period.

Annual Report

VIP Freedom 2010 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Life of FundA
VIP Freedom 2010 PortfolioSM - Initial Class	13.49%	12.19%	6.46%
VIP Freedom 2010 Portfolio - Service Class	13.39%	12.07%	6.36%
VIP Freedom 2010 Portfolio - Service Class 2	13.20%	11.90%	6.20%

A From April 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2010 Portfolio - Initial Class on April 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays U.S. Aggregate Bond Index performed over the same period.

Annual Report

VIP Freedom 2015 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Life of FundA
VIP Freedom 2015 PortfolioSM - Initial Class	14.41%	12.63%	6.78%
VIP Freedom 2015 Portfolio - Service Class	14.24%	12.51%	6.67%
VIP Freedom 2015 Portfolio - Service Class 2	14.10%	12.36%	6.51%

A From April 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2015 Portfolio - Initial Class on April 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

VIP Freedom 2020 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Life of FundA
VIP Freedom 2020 PortfolioSM - Initial Class	16.01%	13.96%	6.86%
VIP Freedom 2020 Portfolio - Service Class	15.95%	13.86%	6.76%
VIP Freedom 2020 Portfolio - Service Class 2	15.63%	13.67%	6.59%

A From April 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2020 Portfolio - Initial Class on April 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

VIP Freedom 2025 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Life of FundA
VIP Freedom 2025 PortfolioSM - Initial Class	19.95%	15.27%	7.47%
VIP Freedom 2025 Portfolio - Service Class	19.89%	15.16%	7.36%
VIP Freedom 2025 Portfolio - Service Class 2	19.71%	15.00%	7.20%

A From April 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2025 Portfolio - Initial Class on April 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

VIP Freedom 2030 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Life of FundA
VIP Freedom 2030 PortfolioSM - Initial Class	21.66%	15.92%	7.36%
VIP Freedom 2030 Portfolio - Service Class	21.50%	15.79%	7.25%
VIP Freedom 2030 Portfolio - Service Class 2	21.41%	15.62%	7.09%

A From April 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2030 Portfolio - Initial Class on April 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

VIP Freedom 2035 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Life of FundA
VIP Freedom 2035 PortfolioSM - Initial Class	24.84%	19.18%
VIP Freedom 2035 Portfolio - Service Class	24.72%	19.06%
VIP Freedom 2035 Portfolio - Service Class 2	24.50%	18.88%

A From April 8, 2009.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2035 Portfolio - Initial Class on April 8, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

VIP Freedom 2040 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Life of FundA
VIP Freedom 2040 PortfolioSM - Initial Class	25.29%	19.48%
VIP Freedom 2040 Portfolio - Service Class	25.16%	19.35%
VIP Freedom 2040 Portfolio - Service Class 2	24.99%	19.17%

A From April 8, 2009.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2040 Portfolio - Initial Class on April 8, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

VIP Freedom 2045 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Life of FundA
VIP Freedom 2045 PortfolioSM - Initial Class	26.07%	19.72%
VIP Freedom 2045 Portfolio - Service Class	25.96%	19.61%
VIP Freedom 2045 Portfolio - Service Class 2	25.76%	19.43%

A From April 8, 2009.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2045 Portfolio - Initial Class on April 8, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

VIP Freedom 2050 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Life of FundA
VIP Freedom 2050 PortfolioSM - Initial Class	26.44%	20.02%
VIP Freedom 2050 Portfolio - Service Class	26.32%	19.91%
VIP Freedom 2050 Portfolio - Service Class 2	26.13%	19.73%

A From April 8, 2009.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom 2050 Portfolio - Initial Class on April 8, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a "perfect 10," with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year's waning months. More generally, concern over EM's slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned -2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the -2.02% return of the Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned -2.01%, while ultra-safe U.S. Treasuries saw a -2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logging a -1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning -6.58%.

Comments from Andrew Dierdorf and Christopher Sharpe, Co-Managers of VIP Freedom Funds: Each VIP Freedom Fund posted a positive return for the 12 months ending December 31, 2013. (For specific portfolio performance, please refer to the performance section of this report.) The longer-dated Funds, designed for investors who have the longest time horizon until retirement, delivered the highest absolute returns. This is consistent with what we would anticipate, given that these Funds have greater exposure to underlying equity funds, which performed very well in 2013. On a relative basis - meaning how the Funds performed versus their respective Composite indexes - each Fund outperformed, thanks in part to the Funds' allocation to non-U.S. equities and bonds. Looking at the Funds' equity asset allocation, non-U.S. stocks provided the greatest boost on a relative basis. The MSCI® EAFE® Index, which is the benchmark for the Funds' non-U.S. equity holdings, rose 22.92%. The Funds' core holding in this investment area - VIP Overseas Portfolio - outpaced the MSCI index, mainly due to strong security selection within developed countries that fared better as they recovered from the region's financial and economic crises. In the U.S., despite strong absolute results, the Funds did not match the 33.47% result for The Dow Jones U.S. Total Stock Market IndexSM, a yardstick for the Funds' U.S.-equity exposure. Even though the Funds received a boost from the strong relative performance of their largest U.S. equity holding, VIP Growth & Income Portfolio, that positive performance could not overcome relative weakness from some other holdings, in particular two of the Funds' larger investments - VIP Contrafund Portfolio and VIP Equity-Income Portfolio - which lagged the Dow Jones index. Turning to the fixed-income arena, investment-grade bonds declined during the 12-month period, as concern about downside risk amid the prospect of higher interest rates weighed on sentiment. Investors sought higher yields and leaned more toward equity securities and higher-yielding bonds. In terms of the Funds' underlying investments, in aggregate they bettered the -2.02% return of the Barclays® U.S. Aggregate Bond Index, the benchmark for the Funds' fixed-income sleeve. Here, our allocation to VIP Investment Grade Bond Portfolio outpaced the Barclays index, helping the Funds' relative showing. VIP High Income Portfolio, with its nearly 6% return, also added to relative performance.

Note to shareholders: In recent months, Fidelity has made several changes to the target-date funds, including the VIP Freedom Funds. The enhancements are primarily focused on enhancing the glide path, or the strategic asset allocation of equities, bonds and cash over time. Across most of the Funds, Fidelity is modifying the glide path to increase equity allocations, with a proportional decrease in other asset classes, most notably short-term debt. The changes are based on Fidelity's dedicated research, analysis of investor behavior and the ongoing evaluation of the Funds' investment structure that aims to improve outcomes for investors. Additionally, on or about January 1, 2014, in line with the changes to the Funds' lineup of underlying funds over the past several years, the non-U.S. equity component of the Funds' Composite indexes changed from the MSCI® EAFE® index to the MSCI® ACWI® (All Country World Index) ex USA Index, which extends exposure to emerging markets. We believe the broader representation of the non-U.S. equity stocks available through the MSCI® ACWI® serves as a more accurate comparison for the Funds' performance. Lastly, on January 21, 2014, Brett Sumsion will become a Co-Manager of the Funds. Brett will replace Chris Sharpe following a transition period that will be completed on or around March 31, 2014.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
VIP Freedom Income
Initial Class	.00%
Actual		$ 1,000.00	$ 1,042.20	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.21	$ .00
Service Class	.10%
Actual		$ 1,000.00	$ 1,041.60	$ .51
HypotheticalA		$ 1,000.00	$ 1,024.70	$ .51
Service Class 2.25%
Actual		$ 1,000.00	$ 1,039.80	$ 1.29
HypotheticalA		$ 1,000.00	$ 1,023.95	$ 1.28
VIP Freedom 2005
Initial Class	.00%
Actual		$ 1,000.00	$ 1,065.10	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.21	$ .00
Service Class	.10%
Actual		$ 1,000.00	$ 1,064.70	$ .52
HypotheticalA		$ 1,000.00	$ 1,024.70	$ .51
Service Class 2.25%
Actual		$ 1,000.00	$ 1,063.40	$ 1.30
HypotheticalA		$ 1,000.00	$ 1,023.95	$ 1.28
	Annualized Expense Ratio B	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
VIP Freedom 2010
Initial Class	.00%
Actual		$ 1,000.00	$ 1,087.20	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.21	$ .00
Service Class	.10%
Actual		$ 1,000.00	$ 1,087.20	$ .53
HypotheticalA		$ 1,000.00	$ 1,024.70	$ .51
Service Class 2.25%
Actual		$ 1,000.00	$ 1,086.10	$ 1.31
HypotheticalA		$ 1,000.00	$ 1,023.95	$ 1.28
VIP Freedom 2015
Initial Class	.00%
Actual		$ 1,000.00	$ 1,094.80	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.21	$ .00
Service Class	.10%
Actual		$ 1,000.00	$ 1,094.10	$ .53
HypotheticalA		$ 1,000.00	$ 1,024.70	$ .51
Service Class 2.25%
Actual		$ 1,000.00	$ 1,093.60	$ 1.32
HypotheticalA		$ 1,000.00	$ 1,023.95	$ 1.28
VIP Freedom 2020
Initial Class	.00%
Actual		$ 1,000.00	$ 1,103.10	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.21	$ .00
Service Class	.10%
Actual		$ 1,000.00	$ 1,103.40	$ .53
HypotheticalA		$ 1,000.00	$ 1,024.70	$ .51
Service Class 2.25%
Actual		$ 1,000.00	$ 1,102.10	$ 1.32
HypotheticalA		$ 1,000.00	$ 1,023.95	$ 1.28
VIP Freedom 2025
Initial Class	.00%
Actual		$ 1,000.00	$ 1,125.40	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.21	$ .00
Service Class	.10%
Actual		$ 1,000.00	$ 1,124.70	$ .54
HypotheticalA		$ 1,000.00	$ 1,024.70	$ .51
Service Class 2.25%
Actual		$ 1,000.00	$ 1,123.70	$ 1.34
HypotheticalA		$ 1,000.00	$ 1,023.95	$ 1.28
	Annualized Expense Ratio B	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
VIP Freedom 2030
Initial Class	.00%
Actual		$ 1,000.00	$ 1,136.80	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.21	$ .00
Service Class	.10%
Actual		$ 1,000.00	$ 1,136.20	$ .54
HypotheticalA		$ 1,000.00	$ 1,024.70	$ .51
Service Class 2.25%
Actual		$ 1,000.00	$ 1,135.10	$ 1.35
HypotheticalA		$ 1,000.00	$ 1,023.95	$ 1.28
VIP Freedom 2035
Initial Class	.00%
Actual		$ 1,000.00	$ 1,150.40	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.21	$ .00
Service Class	.10%
Actual		$ 1,000.00	$ 1,150.00	$ .54
HypotheticalA		$ 1,000.00	$ 1,024.70	$ .51
Service Class 2.25%
Actual		$ 1,000.00	$ 1,149.10	$ 1.35
HypotheticalA		$ 1,000.00	$ 1,023.95	$ 1.28
VIP Freedom 2040
Initial Class	.00%
Actual		$ 1,000.00	$ 1,153.30	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.21	$ .00
Service Class	.10%
Actual		$ 1,000.00	$ 1,152.10	$ .54
HypotheticalA		$ 1,000.00	$ 1,024.70	$ .51
Service Class 2.25%
Actual		$ 1,000.00	$ 1,151.10	$ 1.36
HypotheticalA		$ 1,000.00	$ 1,023.95	$ 1.28
VIP Freedom 2045
Initial Class	.00%
Actual		$ 1,000.00	$ 1,155.70	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.21	$ .00
Service Class	.10%
Actual		$ 1,000.00	$ 1,155.50	$ .54
HypotheticalA		$ 1,000.00	$ 1,024.70	$ .51
Service Class 2.25%
Actual		$ 1,000.00	$ 1,155.00	$ 1.36
HypotheticalA		$ 1,000.00	$ 1,023.95	$ 1.28
	Annualized Expense Ratio B	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
VIP Freedom 2050
Initial Class	.00%
Actual		$ 1,000.00	$ 1,157.10	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.21	$ .00
Service Class	.10%
Actual		$ 1,000.00	$ 1,156.80	$ .54
HypotheticalA		$ 1,000.00	$ 1,024.70	$ .51
Service Class 2.25%
Actual		$ 1,000.00	$ 1,155.70	$ 1.36
HypotheticalA		$ 1,000.00	$ 1,023.95	$ 1.28

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Funds in which each Fund invests are not included in each Class' annualized expense ratio.

Annual Report

VIP Freedom Income Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Fund Holdings as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	3.0	2.6
VIP Equity-Income Portfolio Initial Class	3.1	2.8
VIP Growth & Income Portfolio Initial Class	3.6	3.3
VIP Growth Portfolio Initial Class	3.2	2.7
VIP Mid Cap Portfolio Initial Class	0.9	0.8
VIP Value Portfolio Initial Class	2.3	2.1
VIP Value Strategies Portfolio Initial Class	1.1	1.0
	17.2	15.3
Developed International Equity Funds
VIP Overseas Portfolio Initial Class	5.9	4.4
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Initial Class	1.5	1.2
High Yield Bond Funds
VIP High Income Portfolio Initial Class	5.9	5.0
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Initial Class	39.7	34.2
Short-Term Funds
VIP Money Market Portfolio Initial Class	29.8	39.9
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0
* Amount represents less than 0.1%
Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	17.2%
Developed International Equity Funds	5.9%
Emerging Markets Equity Funds	1.5%
High Yield Bond Funds	5.9%
Investment Grade Bond Funds	39.7%
Short-Term Funds	29.8%

Six months ago
Domestic Equity Funds	15.3%
Developed International Equity Funds	4.4%
Emerging Markets Equity Funds	1.2%
High Yield Bond Funds	5.0%
Investment Grade Bond Funds	34.2%
Short-Term Funds	39.9%

Annual Report

VIP Freedom Income Portfolio

Investments December 31, 2013

Showing Percentage of Net Assets

Domestic Equity Funds - 17.2%
	Shares	Value
Domestic Equity Funds - 17.2%
VIP Contrafund Portfolio Initial Class (b)	25,663	$ 881,526
VIP Equity-Income Portfolio Initial Class (b)	38,265	891,202
VIP Growth & Income Portfolio Initial Class (b)	54,116	1,035,773
VIP Growth Portfolio Initial Class (b)	16,100	919,975
VIP Mid Cap Portfolio Initial Class (b)	7,255	264,014
VIP Value Portfolio Initial Class (b)	44,324	672,840
VIP Value Strategies Portfolio Initial Class (b)	22,971	330,099
TOTAL DOMESTIC EQUITY FUNDS (Cost $4,070,392)		4,995,429
International Equity Funds - 7.4%

Developed International Equity Funds - 5.9%
VIP Overseas Portfolio Initial Class (b)	82,780	1,708,577
Emerging Markets Equity Funds - 1.5%
VIP Emerging Markets Portfolio Initial Class (b)	49,121	442,582
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $1,725,499)		2,151,159
Bond Funds - 45.6%
	Shares	Value
High Yield Bond Funds - 5.9%
VIP High Income Portfolio Initial Class (b)	297,937	$ 1,728,037
Investment Grade Bond Funds - 39.7%
VIP Investment Grade Bond Portfolio Initial Class (b)	931,142	11,508,917
TOTAL BOND FUNDS (Cost $13,543,278)		13,236,954
Short-Term Funds - 29.8%

VIP Money Market Portfolio Initial Class 0.01% (a)(b) (Cost $8,627,262)	8,627,262	8,627,262
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $27,966,431)		29,010,804
NET OTHER ASSETS (LIABILITIES) - 0.0%		(1,862)
NET ASSETS - 100%		$ 29,008,942
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated company
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Initial Class	$ 577,117	$ 389,831	$ 268,450	$ 7,981	$ 881,526
VIP Emerging Markets Portfolio Initial Class	304,060	236,708	109,063	2,700	442,582
VIP Equity-Income Portfolio Initial Class	618,155	471,284	308,282	19,294	891,202
VIP Growth & Income Portfolio Initial Class	698,650	474,155	362,857	16,432	1,035,773
VIP Growth Portfolio Initial Class	571,010	392,321	264,080	2,198	919,975
VIP High Income Portfolio Initial Class	1,175,228	995,552	428,886	90,139	1,728,037
VIP Investment Grade Bond Portfolio Initial Class	8,139,868	6,914,796	2,975,037	265,358	11,508,917
VIP Mid Cap Portfolio Initial Class	171,938	139,968	83,485	1,123	264,014
VIP Money Market Portfolio Initial Class	9,214,263	5,119,573	5,706,575	2,849	8,627,262
VIP Overseas Portfolio Initial Class	989,990	847,677	438,802	17,486	1,708,577
VIP Value Portfolio Initial Class	460,052	348,427	234,832	6,442	672,840
VIP Value Strategies Portfolio Initial Class	228,012	146,088	112,899	2,604	330,099
Total	$ 23,148,343	$ 16,476,380	$ 11,293,248	$ 434,606	$ 29,010,804
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (cost $27,966,431) - See accompanying schedule		$ 29,010,804
Cash		1
Receivable for investments sold		27,051
Receivable for fund shares sold		95,776
Total assets		29,133,632

Liabilities
Payable for investments purchased	$ 75,933
Payable for fund shares redeemed	46,900
Distribution and service plan fees payable	1,857
Total liabilities		124,690

Net Assets		$ 29,008,942
Net Assets consist of:
Paid in capital		$ 27,849,229
Accumulated undistributed net realized gain (loss) on investments		115,340
Net unrealized appreciation (depreciation) on investments		1,044,373
Net Assets		$ 29,008,942

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($16,980,235 ÷ 1,559,725 shares)	$ 10.89

Service Class: Net Asset Value, offering price and redemption price per share ($4,528,783 ÷ 415,855 shares)	$ 10.89

Service Class 2: Net Asset Value, offering price and redemption price per share ($7,499,924 ÷ 691,158 shares)	$ 10.85

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2013

Investment Income
Income distributions from underlying funds		$ 434,606

Expenses
Distribution and service plan fees	$ 21,209
Independent trustees' compensation	97
Total expenses before reductions	21,306
Expense reductions	(97)	21,209
Net investment income (loss)		413,397
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	41,711
Capital gain distributions from underlying funds	268,657
Total net realized gain (loss)		310,368
Change in net unrealized appreciation (depreciation) on underlying funds		637,601
Net gain (loss)		947,969
Net increase (decrease) in net assets resulting from operations		$ 1,361,366

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 413,397	$ 323,590
Net realized gain (loss)	310,368	324,012
Change in net unrealized appreciation (depreciation)	637,601	712,493
Net increase (decrease) in net assets resulting from operations	1,361,366	1,360,095
Distributions to shareholders from net investment income	(415,198)	(322,416)
Distributions to shareholders from net realized gain	(227,373)	(296,101)
Total distributions	(642,571)	(618,517)
Share transactions - net increase (decrease)	5,143,347	1,231,616
Total increase (decrease) in net assets	5,862,142	1,973,194

Net Assets
Beginning of period	23,146,800	21,173,606
End of period (including undistributed net investment income of $0 and $1,711, respectively)	$ 29,008,942	$ 23,146,800

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.57	$ 10.21	$ 10.27	$ 10.00	$ 9.14
Income from Investment Operations
Net investment income (loss) C	.18	.16	.19	.19	.39
Net realized and unrealized gain (loss)	.40	.50	(.02)	.56	.96
Total from investment operations	.58	.66	.17	.75	1.35
Distributions from net investment income	(.17)	(.16)	(.19)	(.20)	(.35)
Distributions from net realized gain	(.10)	(.14)	(.04)	(.28)	(.15)
Total distributions	(.26) G	(.30)	(.23)	(.48)	(.49) H
Net asset value, end of period	$ 10.89	$ 10.57	$ 10.21	$ 10.27	$ 10.00
Total Return A,B	5.55%	6.52%	1.63%	7.49%	14.95%
Ratios to Average Net Assets D,F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	1.67%	1.55%	1.85%	1.88%	4.00%
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,980	$ 14,184	$ 10,938	$ 11,165	$ 12,679
Portfolio turnover rate D	43%	43%	49%	41%	32%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

G Total distributions of $.26 per share is comprised of distributions from net investment income of $.166 and distributions from net realized gain of $.097 per share.

H Total distributions of $.49 per share is comprised of distributions from net investment income of $.347 and distributions from net realized gain of $.146 per share.

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.58	$ 10.22	$ 10.28	$ 10.00	$ 9.14
Income from Investment Operations
Net investment income (loss) C	.17	.15	.18	.18	.37
Net realized and unrealized gain (loss)	.40	.50	(.02)	.56	.97
Total from investment operations	.57	.65	.16	.74	1.34
Distributions from net investment income	(.16)	(.15)	(.18)	(.19)	(.33)
Distributions from net realized gain	(.10)	(.14)	(.04)	(.28)	(.15)
Total distributions	(.26)	(.29)	(.22)	(.46) F	(.48) G
Net asset value, end of period	$ 10.89	$ 10.58	$ 10.22	$ 10.28	$ 10.00
Total Return A,B	5.38%	6.42%	1.56%	7.46%	14.81%
Ratios to Average Net Assets D,E
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.57%	1.45%	1.75%	1.78%	3.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,529	$ 2,467	$ 2,505	$ 172	$ 163
Portfolio turnover rate D	43%	43%	49%	41%	32%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.46 per share is comprised of distributions from net investment income of $.189 and distributions from net realized gain of $.275 per share.

G Total distributions of $.48 per share is comprised of distributions from net investment income of $.334 and distributions from net realized gain of $.146 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.54	$ 10.18	$ 10.24	$ 9.97	$ 9.12
Income from Investment Operations
Net investment income (loss) C	.15	.14	.17	.17	.36
Net realized and unrealized gain (loss)	.40	.49	(.03)	.55	.96
Total from investment operations	.55	.63	.14	.72	1.32
Distributions from net investment income	(.14)	(.13)	(.16)	(.18)	(.33)
Distributions from net realized gain	(.10)	(.14)	(.04)	(.28)	(.15)
Total distributions	(.24)	(.27)	(.20)	(.45) F	(.47) G
Net asset value, end of period	$ 10.85	$ 10.54	$ 10.18	$ 10.24	$ 9.97
Total Return A,B	5.21%	6.26%	1.39%	7.25%	14.64%
Ratios to Average Net Assets D,E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.42%	1.30%	1.60%	1.63%	3.76%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,500	$ 6,495	$ 7,731	$ 7,313	$ 6,753
Portfolio turnover rate D	43%	43%	49%	41%	32%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.45 per share is comprised of distributions from net investment income of $.176 and distributions from net realized gain of $.275 per share.

G Total distributions of $.47 per share is comprised of distributions from net investment income of $.326 and distributions from net realized gain of $.146 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2005 Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Fund Holdings as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	4.8	4.4
VIP Equity-Income Portfolio Initial Class	4.8	4.7
VIP Growth & Income Portfolio Initial Class	5.6	5.4
VIP Growth Portfolio Initial Class	5.1	4.5
VIP Mid Cap Portfolio Initial Class	1.5	1.3
VIP Value Portfolio Initial Class	3.7	3.5
VIP Value Strategies Portfolio Initial Class	1.8	1.7
	27.3	25.5
Developed International Equity Funds
VIP Overseas Portfolio Initial Class	9.4	7.1
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Initial Class	2.4	2.0
High Yield Bond Funds
VIP High Income Portfolio Initial Class	6.2	4.9
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Initial Class	34.1	28.8
Short-Term Funds
VIP Money Market Portfolio Initial Class	20.6	31.7
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0
* Amount represents less than 0.1%
Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	27.3%
Developed International Equity Funds	9.4%
Emerging Markets Equity Funds	2.4%
High Yield Bond Funds	6.2%
Investment Grade Bond Funds	34.1%
Short-Term Funds	20.6%

Six months ago
Domestic Equity Funds	25.5%
Developed International Equity Funds	7.1%
Emerging Markets Equity Funds	2.0%
High Yield Bond Funds	4.9%
Investment Grade Bond Funds	28.8%
Short-Term Funds	31.7%

Annual Report

VIP Freedom 2005 Portfolio

Investments December 31, 2013

Showing Percentage of Net Assets

Domestic Equity Funds - 27.3%
	Shares	Value
Domestic Equity Funds - 27.3%
VIP Contrafund Portfolio Initial Class (b)	10,335	$ 355,021
VIP Equity-Income Portfolio Initial Class (b)	15,334	357,123
VIP Growth & Income Portfolio Initial Class (b)	21,783	416,920
VIP Growth Portfolio Initial Class (b)	6,534	373,359
VIP Mid Cap Portfolio Initial Class (b)	2,996	109,010
VIP Value Portfolio Initial Class (b)	17,766	269,695
VIP Value Strategies Portfolio Initial Class (b)	9,421	135,381
TOTAL DOMESTIC EQUITY FUNDS (Cost $1,666,825)		2,016,509
International Equity Funds - 11.8%

Developed International Equity Funds - 9.4%
VIP Overseas Portfolio Initial Class (b)	33,612	693,747
Emerging Markets Equity Funds - 2.4%
VIP Emerging Markets Portfolio Initial Class (b)	19,457	175,304
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $828,271)		869,051
Bond Funds - 40.3%
	Shares	Value
High Yield Bond Funds - 6.2%
VIP High Income Portfolio Initial Class (b)	78,317	$ 454,241
Investment Grade Bond Funds - 34.1%
VIP Investment Grade Bond Portfolio Initial Class (b)	203,655	2,517,174
TOTAL BOND FUNDS (Cost $3,065,199)		2,971,415
Short-Term Funds - 20.6%

VIP Money Market Portfolio Initial Class 0.01% (a)(b) (Cost $1,515,699)	1,515,699	1,515,699
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $7,075,994)		7,372,674
NET OTHER ASSETS (LIABILITIES) - 0.0%		(36)
NET ASSETS - 100%		$ 7,372,638
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated company
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Initial Class	$ 290,601	$ 149,210	$ 172,021	$ 3,408	$ 355,021
VIP Emerging Markets Portfolio Initial Class	150,498	91,117	71,368	1,153	175,304
VIP Equity-Income Portfolio Initial Class	310,988	183,146	192,359	8,215	357,123
VIP Growth & Income Portfolio Initial Class	351,652	181,831	224,606	7,025	416,920
VIP Growth Portfolio Initial Class	287,822	150,157	172,031	944	373,359
VIP High Income Portfolio Initial Class	324,816	275,308	143,213	23,638	454,241
VIP Investment Grade Bond Portfolio Initial Class	1,900,518	1,591,204	845,294	59,306	2,517,174
VIP Mid Cap Portfolio Initial Class	86,527	55,499	51,072	491	109,010
VIP Money Market Portfolio Initial Class	1,858,464	1,272,376	1,615,133	617	1,515,699
VIP Overseas Portfolio Initial Class	490,698	322,734	266,144	7,666	693,747
VIP Value Portfolio Initial Class	231,406	135,444	146,691	2,740	269,695
VIP Value Strategies Portfolio Initial Class	114,721	56,349	68,458	1,133	135,381
Total	$ 6,398,711	$ 4,464,375	$ 3,968,390	$ 116,336	$ 7,372,674
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2005 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (cost $7,075,994) - See accompanying schedule		$ 7,372,674
Receivable for investments sold		1,965
Receivable for fund shares sold		308
Total assets		7,374,947

Liabilities
Payable to custodian bank	$ 1
Payable for fund shares redeemed	2,273
Distribution and service plan fees payable	35
Total liabilities		2,309

Net Assets		$ 7,372,638
Net Assets consist of:
Paid in capital		$ 7,108,133
Accumulated undistributed net realized gain (loss) on investments		(32,175)
Net unrealized appreciation (depreciation) on investments		296,680
Net Assets		$ 7,372,638

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($7,145,390 ÷ 628,247 shares)	$ 11.37

Service Class: Net Asset Value, offering price and redemption price per share ($125,432 ÷ 10,964 shares)	$ 11.44

Service Class 2: Net Asset Value, offering price and redemption price per share ($101,816 ÷ 8,960 shares)	$ 11.36

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2013

Investment Income
Income distributions from underlying funds		$ 116,336

Expenses
Distribution and service plan fees	$ 1,080
Independent trustees' compensation	28
Total expenses before reductions	1,108
Expense reductions	(28)	1,080
Net investment income (loss)		115,256
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	91,201
Capital gain distributions from underlying funds	87,298
Total net realized gain (loss)		178,499
Change in net unrealized appreciation (depreciation) on underlying funds		386,770
Net gain (loss)		565,269
Net increase (decrease) in net assets resulting from operations		$ 680,525

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 115,256	$ 102,489
Net realized gain (loss)	178,499	125,579
Change in net unrealized appreciation (depreciation)	386,770	304,249
Net increase (decrease) in net assets resulting from operations	680,525	532,317
Distributions to shareholders from net investment income	(115,267)	(101,614)
Distributions to shareholders from net realized gain	(23,784)	(41,617)
Total distributions	(139,051)	(143,231)
Share transactions - net increase (decrease)	432,519	465,022
Total increase (decrease) in net assets	973,993	854,108

Net Assets
Beginning of period	6,398,645	5,544,537
End of period	$ 7,372,638	$ 6,398,645

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.56	$ 9.86	$ 10.07	$ 9.34	$ 8.14
Income from Investment Operations
Net investment income (loss) C	.17	.18	.22	.18	.34
Net realized and unrealized gain (loss)	.86	.76	(.20)	.87	1.48
Total from investment operations	1.03	.94	.02	1.05	1.82
Distributions from net investment income	(.18)	(.17)	(.19)	(.20)	(.35)
Distributions from net realized gain	(.04)	(.07)	(.04)	(.12)	(.26)
Total distributions	(.22)	(.24)	(.23)	(.32)	(.62) G
Net asset value, end of period	$ 11.37	$ 10.56	$ 9.86	$ 10.07	$ 9.34
Total Return A,B	9.74%	9.57%	.18%	11.34%	23.02%
Ratios to Average Net Assets D,F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	1.57%	1.72%	2.17%	1.90%	3.95%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,145	$ 5,971	$ 5,224	$ 5,733	$ 6,833
Portfolio turnover rate D	54%	30%	54%	42%	50%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

G Total distributions of $.62 per share is comprised of distributions from net investment income of $.353 and distributions from net realized gain of $.262 per share.

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.57	$ 9.86	$ 10.08	$ 9.35	$ 8.14
Income from Investment Operations
Net investment income (loss) C	.16	.17	.21	.17	.33
Net realized and unrealized gain (loss)	.85	.77	(.21)	.87	1.48
Total from investment operations	1.01	.94	- H	1.04	1.81
Distributions from net investment income	(.11)	(.16)	(.18)	(.19)	(.34)
Distributions from net realized gain	(.04)	(.07)	(.04)	(.12)	(.26)
Total distributions	(.14) F	(.23)	(.22)	(.31)	(.60) G
Net asset value, end of period	$ 11.44	$ 10.57	$ 9.86	$ 10.08	$ 9.35
Total Return A,B	9.60%	9.59%	(.04)%	11.24%	23.00%
Ratios to Average Net Assets D,E
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.47%	1.62%	2.07%	1.80%	3.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 125	$ 177	$ 95	$ 179	$ 172
Portfolio turnover rate D	54%	30%	54%	42%	50%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.14 per share is comprised of distributions from net investment income of $.107 and distributions from net realized gain of $.037 per share.

G Total distributions of $.60 per share is comprised of distributions from net investment income of $.341 and distributions from net realized gain of $.262 per share.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.55	$ 9.85	$ 10.08	$ 9.35	$ 8.14
Income from Investment Operations
Net investment income (loss) C	.15	.15	.19	.16	.32
Net realized and unrealized gain (loss)	.85	.77	(.20)	.86	1.48
Total from investment operations	1.00	.92	(.01)	1.02	1.80
Distributions from net investment income	(.15)	(.15)	(.18)	(.18)	(.32)
Distributions from net realized gain	(.04)	(.07)	(.04)	(.12)	(.26)
Total distributions	(.19)	(.22)	(.22)	(.29) F	(.59) G
Net asset value, end of period	$ 11.36	$ 10.55	$ 9.85	$ 10.08	$ 9.35
Total Return A,B	9.46%	9.35%	(.09)%	11.06%	22.78%
Ratios to Average Net Assets D,E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.31%	1.48%	1.92%	1.65%	3.70%
Supplemental Data
Net assets, end of period (000 omitted)	$ 102	$ 251	$ 226	$ 157	$ 183
Portfolio turnover rate D	54%	30%	54%	42%	50%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.29 per share is comprised of distributions from net investment income of $.177 and distributions from net realized gain of $.117 per share.
G Total distributions of $.59 per share is comprised of distributions from net investment income of $.324 and distributions from net realized gain of $.262 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2010 Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Fund Holdings as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	5.9	6.2
VIP Equity-Income Portfolio Initial Class	6.0	6.6
VIP Growth & Income Portfolio Initial Class	7.0	7.6
VIP Growth Portfolio Initial Class	6.2	6.3
VIP Mid Cap Portfolio Initial Class	1.8	1.8
VIP Value Portfolio Initial Class	4.5	4.9
VIP Value Strategies Portfolio Initial Class	2.2	2.4
	33.6	35.8
Developed International Equity Funds
VIP Overseas Portfolio Initial Class	11.6	9.9
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Initial Class	2.9	2.8
High Yield Bond Funds
VIP High Income Portfolio Initial Class	6.3	4.9
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Initial Class	30.4	33.3
Short-Term Funds
VIP Money Market Portfolio Initial Class	15.2	13.3
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0
* Amount represents less than 0.1%
Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	33.6%
Developed International Equity Funds	11.6%
Emerging Markets Equity Funds	2.9%
High Yield Bond Funds	6.3%
Investment Grade Bond Funds	30.4%
Short-Term Funds	15.2%

Six months ago
Domestic Equity Funds	35.8%
Developed International Equity Funds	9.9%
Emerging Markets Equity Funds	2.8%
High Yield Bond Funds	4.9%
Investment Grade Bond Funds	33.3%
Short-Term Funds	13.3%

Annual Report

VIP Freedom 2010 Portfolio

Investments December 31, 2013

Showing Percentage of Net Assets

Domestic Equity Funds - 33.6%
	Shares	Value
Domestic Equity Funds - 33.6%
VIP Contrafund Portfolio Initial Class (b)	484,645	$ 16,647,567
VIP Equity-Income Portfolio Initial Class (b)	719,069	16,747,109
VIP Growth & Income Portfolio Initial Class (b)	1,023,178	19,583,629
VIP Growth Portfolio Initial Class (b)	305,482	17,455,242
VIP Mid Cap Portfolio Initial Class (b)	139,301	5,069,177
VIP Value Portfolio Initial Class (b)	830,721	12,610,351
VIP Value Strategies Portfolio Initial Class (b)	438,786	6,305,361
TOTAL DOMESTIC EQUITY FUNDS (Cost $71,478,814)		94,418,436
International Equity Funds - 14.5%

Developed International Equity Funds - 11.6%
VIP Overseas Portfolio Initial Class (b)	1,573,821	32,483,675
Emerging Markets Equity Funds - 2.9%
VIP Emerging Markets Portfolio Initial Class (b)	908,620	8,186,669
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $35,549,936)		40,670,344
Bond Funds - 36.7%
	Shares	Value
High Yield Bond Funds - 6.3%
VIP High Income Portfolio Initial Class (b)	3,036,675	$ 17,612,716
Investment Grade Bond Funds - 30.4%
VIP Investment Grade Bond Portfolio Initial Class (b)	6,917,829	85,504,368
TOTAL BOND FUNDS (Cost $106,297,059)		103,117,084
Short-Term Funds - 15.2%

VIP Money Market Portfolio Initial Class 0.01% (a)(b) (Cost $42,788,632)	42,788,632	42,788,632
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $256,114,441)		280,994,496
NET OTHER ASSETS (LIABILITIES) - 0.0%		(45,017)
NET ASSETS - 100%		$ 280,949,479
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated company
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Initial Class	$ 13,293,989	$ 3,543,411	$ 4,236,897	$ 167,582	$ 16,647,567
VIP Emerging Markets Portfolio Initial Class	6,874,133	2,038,569	964,887	57,613	8,186,669
VIP Equity-Income Portfolio Initial Class	14,217,462	5,021,377	4,984,377	404,772	16,747,109
VIP Growth & Income Portfolio Initial Class	16,082,359	4,392,999	5,888,390	346,345	19,583,629
VIP Growth Portfolio Initial Class	13,181,909	3,552,791	4,179,584	46,221	17,455,242
VIP High Income Portfolio Initial Class	11,095,058	7,976,976	1,306,127	892,120	17,612,716
VIP Investment Grade Bond Portfolio Initial Class	75,215,095	27,058,514	12,154,860	2,091,645	85,504,368
VIP Mid Cap Portfolio Initial Class	3,957,804	1,606,203	1,304,000	23,891	5,069,177
VIP Money Market Portfolio Initial Class	26,685,102	19,621,647	3,518,117	8,730	42,788,632
VIP Overseas Portfolio Initial Class	22,425,345	7,187,195	3,857,956	383,272	32,483,675
VIP Value Portfolio Initial Class	10,578,208	3,730,816	3,931,588	134,434	12,610,351
VIP Value Strategies Portfolio Initial Class	5,243,866	1,326,925	1,784,390	55,277	6,305,361
Total	$ 218,850,330	$ 87,057,423	$ 48,111,173	$ 4,611,902	$ 280,994,496
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2010 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (cost $256,114,441) - See accompanying schedule		$ 280,994,496
Cash		3
Receivable for investments sold		123,254
Receivable for fund shares sold		90,167
Total assets		281,207,920

Liabilities
Payable for fund shares redeemed	$ 213,433
Distribution and service plan fees payable	45,008
Total liabilities		258,441

Net Assets		$ 280,949,479
Net Assets consist of:
Paid in capital		$ 253,587,049
Undistributed net investment income		5,291
Accumulated undistributed net realized gain (loss) on investments		2,477,084
Net unrealized appreciation (depreciation) on investments		24,880,055
Net Assets		$ 280,949,479

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($44,429,614 ÷ 3,612,298 shares)	$ 12.30

Service Class: Net Asset Value, offering price and redemption price per share ($27,142,785 ÷ 2,209,036 shares)	$ 12.29

Service Class 2: Net Asset Value, offering price and redemption price per share ($209,377,080 ÷ 17,111,918 shares)	$ 12.24

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2013

Investment Income
Income distributions from underlying funds		$ 4,611,902

Expenses
Distribution and service plan fees	$ 498,683
Independent trustees' compensation	933
Total expenses before reductions	499,616
Expense reductions	(933)	498,683
Net investment income (loss)		4,113,219
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	773,305
Capital gain distributions from underlying funds	3,867,882
Total net realized gain (loss)		4,641,187
Change in net unrealized appreciation (depreciation) on underlying funds		22,424,595
Net gain (loss)		27,065,782
Net increase (decrease) in net assets resulting from operations		$ 31,179,001

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,113,219	$ 3,713,684
Net realized gain (loss)	4,641,187	3,661,695
Change in net unrealized appreciation (depreciation)	22,424,595	14,134,634
Net increase (decrease) in net assets resulting from operations	31,179,001	21,510,013
Distributions to shareholders from net investment income	(4,107,928)	(3,667,794)
Distributions to shareholders from net realized gain	(2,907,571)	(2,915,717)
Total distributions	(7,015,499)	(6,583,511)
Share transactions - net increase (decrease)	37,971,934	24,270,479
Total increase (decrease) in net assets	62,135,436	39,196,981

Net Assets
Beginning of period	218,814,043	179,617,062
End of period (including undistributed net investment income of $5,291 and $0, respectively)	$ 280,949,479	$ 218,814,043

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.15	$ 10.31	$ 10.61	$ 9.77	$ 8.23
Income from Investment Operations
Net investment income (loss) C	.22	.23	.24	.24	.38
Net realized and unrealized gain (loss)	1.27	.98	(.26)	1.02	1.60
Total from investment operations	1.49	1.21	(.02)	1.26	1.98
Distributions from net investment income	(.21)	(.21)	(.23)	(.23)	(.37)
Distributions from net realized gain	(.14)	(.16)	(.06)	(.19)	(.07)
Total distributions	(.34) G	(.37)	(.28) H	(.42)	(.44)
Net asset value, end of period	$ 12.30	$ 11.15	$ 10.31	$ 10.61	$ 9.77
Total Return A,B	13.49%	11.78%	(.19)%	12.95%	24.27%
Ratios to Average Net Assets D,F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	1.83%	2.07%	2.27%	2.38%	4.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 44,430	$ 27,416	$ 22,338	$ 22,573	$ 21,197
Portfolio turnover rate D	19%	18%	17%	29%	28%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

G Total distributions of $.34 per share is comprised of distributions from net investment income of $.205 and distributions from net realized gain of $.139 per share.

H Total distributions of $.28 per share is comprised of distributions from net investment income of $.225 and distributions from net realized gain of $.055 per share.

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.14	$ 10.30	$ 10.60	$ 9.77	$ 8.23
Income from Investment Operations
Net investment income (loss) C	.20	.22	.23	.23	.37
Net realized and unrealized gain (loss)	1.28	.98	(.26)	1.01	1.60
Total from investment operations	1.48	1.20	(.03)	1.24	1.97
Distributions from net investment income	(.19)	(.20)	(.22)	(.21)	(.36)
Distributions from net realized gain	(.14)	(.16)	(.06)	(.19)	(.07)
Total distributions	(.33)	(.36)	(.27) F	(.41) G	(.43)
Net asset value, end of period	$ 12.29	$ 11.14	$ 10.30	$ 10.60	$ 9.77
Total Return A,B	13.39%	11.69%	(.28)%	12.74%	24.15%
Ratios to Average Net Assets D,E
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.73%	1.97%	2.17%	2.28%	4.12%
Supplemental Data
Net assets, end of period (000 omitted)	$ 27,143	$ 23,896	$ 20,927	$ 19,259	$ 19,238
Portfolio turnover rate D	19%	18%	17%	29%	28%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.27 per share is comprised of distributions from net investment income of $.215 and distributions from net realized gain of $.055 per share.

G Total distributions of $.41 per share is comprised of distributions from net investment income of $.214 and distributions from net realized gain of $.191 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.10	$ 10.26	$ 10.56	$ 9.74	$ 8.21
Income from Investment Operations
Net investment income (loss) C	.19	.20	.22	.22	.35
Net realized and unrealized gain (loss)	1.27	.98	(.26)	.99	1.60
Total from investment operations	1.46	1.18	(.04)	1.21	1.95
Distributions from net investment income	(.18)	(.19)	(.20)	(.20)	(.35)
Distributions from net realized gain	(.14)	(.16)	(.06)	(.19)	(.07)
Total distributions	(.32)	(.34) F	(.26)	(.39)	(.42)
Net asset value, end of period	$ 12.24	$ 11.10	$ 10.26	$ 10.56	$ 9.74
Total Return A,B	13.20%	11.58%	(.43)%	12.55%	23.95%
Ratios to Average Net Assets D,E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.58%	1.82%	2.02%	2.13%	3.97%
Supplemental Data
Net assets, end of period (000 omitted)	$ 209,377	$ 167,502	$ 136,353	$ 117,966	$ 87,791
Portfolio turnover rate D	19%	18%	17%	29%	28%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.34 per share is comprised of distributions from net investment income of $.186 and distributions from net realized gain of $.157 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2015 Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Fund Holdings as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	7.0	6.5
VIP Equity-Income Portfolio Initial Class	7.1	6.9
VIP Growth & Income Portfolio Initial Class	8.2	7.9
VIP Growth Portfolio Initial Class	7.3	6.6
VIP Mid Cap Portfolio Initial Class	2.1	1.9
VIP Value Portfolio Initial Class	5.3	5.1
VIP Value Strategies Portfolio Initial Class	2.6	2.4
	39.6	37.3
Developed International Equity Funds
VIP Overseas Portfolio Initial Class	13.6	10.4
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Initial Class	3.5	3.0
High Yield Bond Funds
VIP High Income Portfolio Initial Class	6.4	4.9
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Initial Class	26.8	34.4
Short-Term Funds
VIP Money Market Portfolio Initial Class	10.1	10.0
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0
* Amount represents less than 0.1%
Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	39.6%
Developed International Equity Funds	13.6%
Emerging Markets Equity Funds	3.5%
High Yield Bond Funds	6.4%
Investment Grade Bond Funds	26.8%
Short-Term Funds	10.1%

Six months ago
Domestic Equity Funds	37.3%
Developed International Equity Funds	10.4%
Emerging Markets Equity Funds	3.0%
High Yield Bond Funds	4.9%
Investment Grade Bond Funds	34.4%
Short-Term Funds	10.0%

Annual Report

VIP Freedom 2015 Portfolio

Investments December 31, 2013

Showing Percentage of Net Assets

Domestic Equity Funds - 39.6%
	Shares	Value
Domestic Equity Funds - 39.6%
VIP Contrafund Portfolio Initial Class (b)	232,934	$ 8,001,284
VIP Equity-Income Portfolio Initial Class (b)	346,726	8,075,257
VIP Growth & Income Portfolio Initial Class (b)	492,441	9,425,320
VIP Growth Portfolio Initial Class (b)	146,451	8,368,225
VIP Mid Cap Portfolio Initial Class (b)	66,510	2,420,315
VIP Value Portfolio Initial Class (b)	399,651	6,066,706
VIP Value Strategies Portfolio Initial Class (b)	210,058	3,018,527
TOTAL DOMESTIC EQUITY FUNDS (Cost $32,344,916)		45,375,634
International Equity Funds - 17.1%

Developed International Equity Funds - 13.6%
VIP Overseas Portfolio Initial Class (b)	755,057	15,584,370
Emerging Markets Equity Funds - 3.5%
VIP Emerging Markets Portfolio Initial Class (b)	439,939	3,963,850
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $17,130,007)		19,548,220
Bond Funds - 33.2%
	Shares	Value
High Yield Bond Funds - 6.4%
VIP High Income Portfolio Initial Class (b)	1,262,712	$ 7,323,728
Investment Grade Bond Funds - 26.8%
VIP Investment Grade Bond Portfolio Initial Class (b)	2,478,957	30,639,904
TOTAL BOND FUNDS (Cost $38,774,797)		37,963,632
Short-Term Funds - 10.1%

VIP Money Market Portfolio Initial Class 0.01% (a)(b) (Cost $11,611,098)	11,611,098	11,611,098
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $99,860,818)		114,498,584
NET OTHER ASSETS (LIABILITIES) - 0.0%		(13,762)
NET ASSETS - 100%		$ 114,484,822
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated company
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Initial Class	$ 6,511,189	$ 1,397,567	$ 1,786,159	$ 76,790	$ 8,001,284
VIP Emerging Markets Portfolio Initial Class	3,376,954	1,199,372	716,824	26,938	3,963,850
VIP Equity-Income Portfolio Initial Class	6,970,691	2,060,991	2,152,430	185,738	8,075,257
VIP Growth & Income Portfolio Initial Class	7,880,187	1,738,273	2,538,412	158,864	9,425,320
VIP Growth Portfolio Initial Class	6,443,947	1,377,612	1,695,909	21,157	8,368,225
VIP High Income Portfolio Initial Class	5,269,193	3,200,795	1,095,708	370,557	7,323,728
VIP Investment Grade Bond Portfolio Initial Class	36,296,613	10,302,469	14,054,403	832,850	30,639,904
VIP Mid Cap Portfolio Initial Class	1,939,810	670,779	567,894	10,897	2,420,315
VIP Money Market Portfolio Initial Class	10,200,518	3,592,935	2,182,355	3,047	11,611,098
VIP Overseas Portfolio Initial Class	11,005,057	4,210,248	2,702,298	177,611	15,584,370
VIP Value Portfolio Initial Class	5,188,872	1,529,599	1,714,386	61,608	6,066,706
VIP Value Strategies Portfolio Initial Class	2,573,085	521,269	787,090	25,244	3,018,527
Total	$ 103,656,116	$ 31,801,909	$ 31,993,868	$ 1,951,301	$ 114,498,584
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2015 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (cost $99,860,818) - See accompanying schedule		$ 114,498,584
Cash		9
Receivable for investments sold		183,939
Receivable for fund shares sold		42,701
Total assets		114,725,233

Liabilities
Payable for fund shares redeemed	$ 226,676
Distribution and service plan fees payable	13,735
Total liabilities		240,411

Net Assets		$ 114,484,822
Net Assets consist of:
Paid in capital		$ 98,818,662
Undistributed net investment income		5,232
Accumulated undistributed net realized gain (loss) on investments		1,023,162
Net unrealized appreciation (depreciation) on investments		14,637,766
Net Assets		$ 114,484,822

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($41,070,079 ÷ 3,304,647 shares)	$ 12.43

Service Class: Net Asset Value, offering price and redemption price per share ($10,762,352 ÷ 867,107 shares)	$ 12.41

Service Class 2: Net Asset Value, offering price and redemption price per share ($62,652,391 ÷ 5,064,137 shares)	$ 12.37

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2013

Investment Income
Income distributions from underlying funds		$ 1,951,301

Expenses
Distribution and service plan fees	$ 163,743
Independent trustees' compensation	411
Total expenses before reductions	164,154
Expense reductions	(411)	163,743
Net investment income (loss)		1,787,558
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	305,459
Capital gain distributions from underlying funds	1,711,245
Total net realized gain (loss)		2,016,704
Change in net unrealized appreciation (depreciation) on underlying funds		10,728,968
Net gain (loss)		12,745,672
Net increase (decrease) in net assets resulting from operations		$ 14,533,230

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,787,558	$ 1,911,708
Net realized gain (loss)	2,016,704	2,326,374
Change in net unrealized appreciation (depreciation)	10,728,968	7,433,132
Net increase (decrease) in net assets resulting from operations	14,533,230	11,671,214
Distributions to shareholders from net investment income	(1,804,111)	(1,889,922)
Distributions to shareholders from net realized gain	(1,618,311)	(1,799,507)
Total distributions	(3,422,422)	(3,689,429)
Share transactions - net increase (decrease)	(269,133)	(6,207,000)
Total increase (decrease) in net assets	10,841,675	1,774,785

Net Assets
Beginning of period	103,643,147	101,868,362
End of period (including undistributed net investment income of $5,232 and $21,786, respectively)	$ 114,484,822	$ 103,643,147

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.22	$ 10.38	$ 10.70	$ 9.78	$ 8.19
Income from Investment Operations
Net investment income (loss) C	.21	.22	.23	.23	.38
Net realized and unrealized gain (loss)	1.39	1.04	(.27)	1.04	1.67
Total from investment operations	1.60	1.26	(.04)	1.27	2.05
Distributions from net investment income	(.22)	(.23)	(.23)	(.23)	(.34)
Distributions from net realized gain	(.18)	(.20)	(.06)	(.13)	(.12)
Total distributions	(.39) G	(.42) H	(.28) I	(.35) J	(.46)
Net asset value, end of period	$ 12.43	$ 11.22	$ 10.38	$ 10.70	$ 9.78
Total Return A,B	14.41%	12.23%	(.36)%	13.09%	25.28%
Ratios to Average Net Assets D,F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	1.79%	2.01%	2.16%	2.30%	4.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 41,070	$ 36,449	$ 38,879	$ 39,535	$ 37,291
Portfolio turnover rate D	29%	28%	26%	30%	23%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

G Total distributions of $.39 per share is comprised of distributions from net investment income of $.217 and distributions from net realized gain of $.175 per share.

H Total distributions of $.42 per share is comprised of distributions from net investment income of $.227 and distributions from net realized gain of $.195 per share.

I Total distributions of $.28 per share is comprised of distributions from net investment income of $.227 and distributions from net realized gain of $.055 per share.

J Total distributions of $.35 per share is comprised of distributions from net investment income of $.227 and distributions from net realized gain of $.127 per share.

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.21	$ 10.37	$ 10.69	$ 9.77	$ 8.19
Income from Investment Operations
Net investment income (loss) C	.20	.21	.22	.22	.37
Net realized and unrealized gain (loss)	1.38	1.04	(.26)	1.05	1.66
Total from investment operations	1.58	1.25	(.04)	1.27	2.03
Distributions from net investment income	(.21)	(.22)	(.22)	(.22)	(.33)
Distributions from net realized gain	(.18)	(.20)	(.06)	(.13)	(.12)
Total distributions	(.38) F	(.41) G	(.28)	(.35)	(.45)
Net asset value, end of period	$ 12.41	$ 11.21	$ 10.37	$ 10.69	$ 9.77
Total Return A,B	14.24%	12.13%	(.41)%	13.00%	25.06%
Ratios to Average Net Assets D,E
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.69%	1.91%	2.06%	2.20%	4.12%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,762	$ 6,600	$ 7,743	$ 2,723	$ 1,524
Portfolio turnover rate D	29%	28%	26%	30%	23%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.38 per share is comprised of distributions from net investment income of $.207 and distributions from net realized gain of $.175 per share.

G Total distributions of $.41 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $.195 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.17	$ 10.34	$ 10.65	$ 9.74	$ 8.16
Income from Investment Operations
Net investment income (loss) C	.18	.19	.21	.21	.35
Net realized and unrealized gain (loss)	1.38	1.03	(.26)	1.03	1.67
Total from investment operations	1.56	1.22	(.05)	1.24	2.02
Distributions from net investment income	(.19)	(.20)	(.20)	(.20)	(.32)
Distributions from net realized gain	(.18)	(.20)	(.06)	(.13)	(.12)
Total distributions	(.36) F	(.39) G	(.26)	(.33)	(.44)
Net asset value, end of period	$ 12.37	$ 11.17	$ 10.34	$ 10.65	$ 9.74
Total Return A,B	14.10%	11.90%	(.52)%	12.79%	25.02%
Ratios to Average Net Assets D,E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.54%	1.76%	1.91%	2.05%	3.97%
Supplemental Data
Net assets, end of period (000 omitted)	$ 62,652	$ 60,594	$ 55,246	$ 56,112	$ 42,534
Portfolio turnover rate D	29%	28%	26%	30%	23%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.36 per share is comprised of distributions from net investment income of $.186 and distributions from net realized gain of $.175 per share.

G Total distributions of $.39 per share is comprised of distributions from net investment income of $.199 and distributions from net realized gain of $.195 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2020 Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Fund Holdings as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	7.8	7.1
VIP Equity-Income Portfolio Initial Class	7.9	7.5
VIP Growth & Income Portfolio Initial Class	9.2	8.6
VIP Growth Portfolio Initial Class	8.1	7.2
VIP Mid Cap Portfolio Initial Class	2.3	2.0
VIP Value Portfolio Initial Class	5.9	5.5
VIP Value Strategies Portfolio Initial Class	2.9	2.7
	44.1	40.6
Developed International Equity Funds
VIP Overseas Portfolio Initial Class	15.2	11.2
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Initial Class	3.8	3.2
High Yield Bond Funds
VIP High Income Portfolio Initial Class	6.5	5.7
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Initial Class	24.0	32.2
Short-Term Funds
VIP Money Market Portfolio Initial Class	6.4	7.1
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0
* Amount represents less than 0.1%
Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	44.1%
Developed International Equity Funds	15.2%
Emerging Markets Equity Funds	3.8%
High Yield Bond Funds	6.5%
Investment Grade Bond Funds	24.0%
Short-Term Funds	6.4%

Six months ago
Domestic Equity Funds	40.6%
Developed International Equity Funds	11.2%
Emerging Markets Equity Funds	3.2%
High Yield Bond Funds	5.7%
Investment Grade Bond Funds	32.2%
Short-Term Funds	7.1%

Annual Report

VIP Freedom 2020 Portfolio

Investments December 31, 2013

Showing Percentage of Net Assets

Domestic Equity Funds - 44.1%
	Shares	Value
Domestic Equity Funds - 44.1%
VIP Contrafund Portfolio Initial Class (b)	1,673,533	$ 57,485,863
VIP Equity-Income Portfolio Initial Class (b)	2,493,638	58,076,823
VIP Growth & Income Portfolio Initial Class (b)	3,540,197	67,759,370
VIP Growth Portfolio Initial Class (b)	1,051,348	60,074,001
VIP Mid Cap Portfolio Initial Class (b)	477,597	17,379,772
VIP Value Portfolio Initial Class (b)	2,871,323	43,586,683
VIP Value Strategies Portfolio Initial Class (b)	1,509,962	21,698,160
TOTAL DOMESTIC EQUITY FUNDS (Cost $233,407,637)		326,060,672
International Equity Funds - 19.0%

Developed International Equity Funds - 15.2%
VIP Overseas Portfolio Initial Class (b)	5,428,717	112,048,720
Emerging Markets Equity Funds - 3.8%
VIP Emerging Markets Portfolio Initial Class (b)	3,151,266	28,392,902
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $119,850,336)		140,441,622
Bond Funds - 30.5%
	Shares	Value
High Yield Bond Funds - 6.5%
VIP High Income Portfolio Initial Class (b)	8,325,506	$ 48,287,935
Investment Grade Bond Funds - 24.0%
VIP Investment Grade Bond Portfolio Initial Class (b)	14,375,653	177,683,069
TOTAL BOND FUNDS (Cost $234,685,543)		225,971,004
Short-Term Funds - 6.4%

VIP Money Market Portfolio Initial Class 0.01% (a)(b) (Cost $47,569,070)	47,569,070	47,569,070
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $635,512,586)		740,042,368
NET OTHER ASSETS (LIABILITIES) - 0.0%		(124,703)
NET ASSETS - 100%		$ 739,917,665
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated company
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Initial Class	$ 43,609,513	$ 8,455,064	$ 7,487,691	$ 538,074	$ 57,485,863
VIP Emerging Markets Portfolio Initial Class	22,586,206	7,671,463	2,602,642	187,380	28,392,902
VIP Equity-Income Portfolio Initial Class	46,667,440	13,058,977	9,643,530	1,301,574	58,076,823
VIP Growth & Income Portfolio Initial Class	52,771,327	10,598,152	11,573,801	1,112,961	67,759,370
VIP Growth Portfolio Initial Class	43,202,017	8,312,154	6,931,701	148,245	60,074,001
VIP High Income Portfolio Initial Class	37,083,988	15,092,906	3,634,296	2,517,870	48,287,935
VIP Investment Grade Bond Portfolio Initial Class	200,343,135	54,187,060	65,742,423	4,881,087	177,683,069
VIP Mid Cap Portfolio Initial Class	12,987,056	4,306,454	2,466,610	76,379	17,379,772
VIP Money Market Portfolio Initial Class	39,192,728	14,126,283	5,749,941	12,554	47,569,070
VIP Overseas Portfolio Initial Class	73,628,388	27,998,506	10,803,743	1,241,661	112,048,720
VIP Value Portfolio Initial Class	34,726,330	9,725,213	7,980,746	431,485	43,586,683
VIP Value Strategies Portfolio Initial Class	17,215,044	3,162,939	3,519,872	177,024	21,698,160
Total	$ 624,013,172	$ 176,695,171	$ 138,136,996	$ 12,626,294	$ 740,042,368
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2020 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (cost $635,512,586) - See accompanying schedule		$ 740,042,368
Receivable for investments sold		46,668
Receivable for fund shares sold		415,636
Total assets		740,504,672

Liabilities
Payable to custodian bank	$ 26
Payable for fund shares redeemed	462,346
Distribution and service plan fees payable	124,635
Total liabilities		587,007

Net Assets		$ 739,917,665
Net Assets consist of:
Paid in capital		$ 627,786,005
Undistributed net investment income		10,693
Accumulated undistributed net realized gain (loss) on investments		7,591,185
Net unrealized appreciation (depreciation) on investments		104,529,782
Net Assets		$ 739,917,665

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($91,328,349 ÷ 7,242,005 shares)	$ 12.61

Service Class: Net Asset Value, offering price and redemption price per share ($65,867,112 ÷ 5,233,282 shares)	$ 12.59

Service Class 2: Net Asset Value, offering price and redemption price per share ($582,722,204 ÷ 46,451,030 shares)	$ 12.54

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2013

Investment Income
Income distributions from underlying funds		$ 12,626,294

Expenses
Distribution and service plan fees	$ 1,438,964
Independent trustees' compensation	2,564
Total expenses before reductions	1,441,528
Expense reductions	(2,564)	1,438,964
Net investment income (loss)		11,187,330
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	2,162,792
Capital gain distributions from underlying funds	11,480,758
Total net realized gain (loss)		13,643,550
Change in net unrealized appreciation (depreciation) on underlying funds		75,308,233
Net gain (loss)		88,951,783
Net increase (decrease) in net assets resulting from operations		$ 100,139,113

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,187,330	$ 11,356,013
Net realized gain (loss)	13,643,550	10,411,086
Change in net unrealized appreciation (depreciation)	75,308,233	48,277,108
Net increase (decrease) in net assets resulting from operations	100,139,113	70,044,207
Distributions to shareholders from net investment income	(11,274,396)	(11,215,369)
Distributions to shareholders from net realized gain	(9,210,708)	(7,056,034)
Total distributions	(20,485,104)	(18,271,403)
Share transactions - net increase (decrease)	36,361,165	61,104,235
Total increase (decrease) in net assets	116,015,174	112,877,039

Net Assets
Beginning of period	623,902,491	511,025,452
End of period (including undistributed net investment income of $10,693 and $97,759, respectively)	$ 739,917,665	$ 623,902,491

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.21	$ 10.21	$ 10.59	$ 9.52	$ 7.71
Income from Investment Operations
Net investment income (loss) C	.22	.24	.26	.26	.33
Net realized and unrealized gain (loss)	1.56	1.12	(.37)	1.11	1.88
Total from investment operations	1.78	1.36	(.11)	1.37	2.21
Distributions from net investment income	(.22)	(.23)	(.23)	(.22)	(.29)
Distributions from net realized gain	(.16)	(.13)	(.04)	(.08)	(.11)
Total distributions	(.38)	(.36)	(.27)	(.30)	(.40) G
Net asset value, end of period	$ 12.61	$ 11.21	$ 10.21	$ 10.59	$ 9.52
Total Return A,B	16.01%	13.38%	(1.03)%	14.49%	28.97%
Ratios to Average Net Assets D,F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	1.84%	2.16%	2.47%	2.61%	3.93%
Supplemental Data
Net assets, end of period (000 omitted)	$ 91,328	$ 58,113	$ 47,731	$ 45,225	$ 38,330
Portfolio turnover rate D	20%	15%	10%	21%	18%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

G Total distributions of $.40 per share is comprised of distributions from net investment income of $.293 and distributions from net realized gain of $.107 per share.

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.19	$ 10.20	$ 10.58	$ 9.50	$ 7.70
Income from Investment Operations
Net investment income (loss) C	.21	.23	.25	.25	.32
Net realized and unrealized gain (loss)	1.56	1.11	(.37)	1.12	1.87
Total from investment operations	1.77	1.34	(.12)	1.37	2.19
Distributions from net investment income	(.21)	(.22)	(.22)	(.21)	(.29)
Distributions from net realized gain	(.16)	(.13)	(.04)	(.08)	(.11)
Total distributions	(.37)	(.35)	(.26)	(.29)	(.39) F
Net asset value, end of period	$ 12.59	$ 11.19	$ 10.20	$ 10.58	$ 9.50
Total Return A,B	15.95%	13.19%	(1.12)%	14.52%	28.78%
Ratios to Average Net Assets D,E
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.74%	2.06%	2.37%	2.51%	3.83%
Supplemental Data
Net assets, end of period (000 omitted)	$ 65,867	$ 45,779	$ 36,818	$ 33,244	$ 25,941
Portfolio turnover rate D	20%	15%	10%	21%	18%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.39 per share is comprised of distributions from net investment income of $.285 and distributions from net realized gain of $.107 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.16	$ 10.17	$ 10.55	$ 9.48	$ 7.69
Income from Investment Operations
Net investment income (loss) C	.19	.21	.24	.23	.31
Net realized and unrealized gain (loss)	1.54	1.11	(.37)	1.12	1.86
Total from investment operations	1.73	1.32	(.13)	1.35	2.17
Distributions from net investment income	(.19)	(.20)	(.21)	(.20)	(.28)
Distributions from net realized gain	(.16)	(.13)	(.04)	(.08)	(.11)
Total distributions	(.35)	(.33)	(.25)	(.28)	(.38) F
Net asset value, end of period	$ 12.54	$ 11.16	$ 10.17	$ 10.55	$ 9.48
Total Return A,B	15.63%	13.07%	(1.24)%	14.33%	28.55%
Ratios to Average Net Assets D,E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.59%	1.91%	2.22%	2.36%	3.68%
Supplemental Data
Net assets, end of period (000 omitted)	$ 582,722	$ 520,011	$ 426,477	$ 310,255	$ 189,686
Portfolio turnover rate D	20%	15%	10%	21%	18%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.38 per share is comprised of distributions from net investment income of $.275 and distributions from net realized gain of $.107 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2025 Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Fund Holdings as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	9.2	8.7
VIP Equity-Income Portfolio Initial Class	9.3	9.2
VIP Growth & Income Portfolio Initial Class	10.8	10.5
VIP Growth Portfolio Initial Class	9.6	8.8
VIP Mid Cap Portfolio Initial Class	2.8	2.5
VIP Value Portfolio Initial Class	7.0	6.8
VIP Value Strategies Portfolio Initial Class	3.4	3.3
	52.1	49.8
Developed International Equity Funds
VIP Overseas Portfolio Initial Class	17.9	13.8
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Initial Class	4.6	3.9
High Yield Bond Funds
VIP High Income Portfolio Initial Class	6.6	7.2
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Initial Class	18.8	24.5
Short-Term Funds
VIP Money Market Portfolio Initial Class	0.0	0.8
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0
* Amount represents less than 0.1%
Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	52.1%
Developed International Equity Funds	17.9%
Emerging Markets Equity Funds	4.6%
High Yield Bond Funds	6.6%
Investment Grade Bond Funds	18.8%

Six months ago
Domestic Equity Funds	49.8%
Developed International Equity Funds	13.8%
Emerging Markets Equity Funds	3.9%
High Yield Bond Funds	7.2%
Investment Grade Bond Funds	24.5%
Short-Term Funds	0.8%

Annual Report

VIP Freedom 2025 Portfolio

Investments December 31, 2013

Showing Percentage of Net Assets

Domestic Equity Funds - 52.1%
	Shares	Value
Domestic Equity Funds - 52.1%
VIP Contrafund Portfolio Initial Class (a)	248,221	$ 8,526,388
VIP Equity-Income Portfolio Initial Class (a)	370,041	8,618,255
VIP Growth & Income Portfolio Initial Class (a)	525,307	10,054,377
VIP Growth Portfolio Initial Class (a)	155,906	8,908,461
VIP Mid Cap Portfolio Initial Class (a)	70,419	2,562,544
VIP Value Portfolio Initial Class (a)	425,671	6,461,681
VIP Value Strategies Portfolio Initial Class (a)	222,761	3,201,074
TOTAL DOMESTIC EQUITY FUNDS (Cost $36,561,223)		48,332,780
International Equity Funds - 22.5%

Developed International Equity Funds - 17.9%
VIP Overseas Portfolio Initial Class (a)	803,981	16,594,173
Emerging Markets Equity Funds - 4.6%
VIP Emerging Markets Portfolio Initial Class (a)	469,072	4,226,339
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $17,891,683)		20,820,512
Bond Funds - 25.4%
	Shares	Value
High Yield Bond Funds - 6.6%
VIP High Income Portfolio Initial Class (a)	1,062,108	$ 6,160,224
Investment Grade Bond Funds - 18.8%
VIP Investment Grade Bond Portfolio Initial Class (a)	1,408,204	17,405,403
TOTAL BOND FUNDS (Cost $24,460,546)		23,565,627
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $78,913,452)		92,718,919
NET OTHER ASSETS (LIABILITIES) - 0.0%		(11,289)
NET ASSETS - 100%		$ 92,707,630
Legend
(a) Affiliated company
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Initial Class	$ 5,717,968	$ 2,681,112	$ 1,688,422	$ 80,186	$ 8,526,388
VIP Emerging Markets Portfolio Initial Class	2,943,853	1,867,887	699,577	27,289	4,226,339
VIP Equity-Income Portfolio Initial Class	6,106,193	3,434,033	1,991,985	194,103	8,618,255
VIP Growth & Income Portfolio Initial Class	6,910,811	3,279,007	2,364,862	165,827	10,054,377
VIP Growth Portfolio Initial Class	5,684,708	2,700,005	1,666,658	22,086	8,908,461
VIP High Income Portfolio Initial Class	5,073,085	2,530,585	1,416,043	358,568	6,160,224
VIP Investment Grade Bond Portfolio Initial Class	16,499,573	9,703,854	7,739,068	492,456	17,405,403
VIP Mid Cap Portfolio Initial Class	1,698,369	1,050,769	533,926	11,310	2,562,544
VIP Money Market Portfolio Initial Class	384,791	500,355	885,146	139	-
VIP Overseas Portfolio Initial Class	9,602,877	6,546,769	2,574,962	179,874	16,594,173
VIP Value Portfolio Initial Class	4,537,818	2,541,712	1,583,073	64,275	6,461,681
VIP Value Strategies Portfolio Initial Class	2,246,395	1,005,203	729,091	26,235	3,201,074
Total	$ 67,406,441	$ 37,841,291	$ 23,872,813	$ 1,622,348	$ 92,718,919
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2025 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (cost $78,913,452) - See accompanying schedule		$ 92,718,919
Cash		1
Receivable for investments sold		666,157
Receivable for fund shares sold		160,857
Total assets		93,545,934

Liabilities
Payable for fund shares redeemed	$ 827,050
Distribution and service plan fees payable	11,254
Total liabilities		838,304

Net Assets		$ 92,707,630
Net Assets consist of:
Paid in capital		$ 78,067,038
Accumulated undistributed net realized gain (loss) on investments		835,125
Net unrealized appreciation (depreciation) on investments		13,805,467
Net Assets		$ 92,707,630

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($24,548,388 ÷ 1,889,306 shares)	$ 12.99

Service Class: Net Asset Value, offering price and redemption price per share ($21,780,011 ÷ 1,679,111 shares)	$ 12.97

Service Class 2: Net Asset Value, offering price and redemption price per share ($46,379,231 ÷ 3,589,354 shares)	$ 12.92

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2013

Investment Income
Income distributions from underlying funds		$ 1,622,348

Expenses
Distribution and service plan fees	$ 119,274
Independent trustees' compensation	293
Total expenses before reductions	119,567
Expense reductions	(293)	119,274
Net investment income (loss)		1,503,074
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	182,906
Capital gain distributions from underlying funds	1,582,966
Total net realized gain (loss)		1,765,872
Change in net unrealized appreciation (depreciation) on underlying funds		11,161,093
Net gain (loss)		12,926,965
Net increase (decrease) in net assets resulting from operations		$ 14,430,039

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,503,074	$ 1,155,079
Net realized gain (loss)	1,765,872	1,145,671
Change in net unrealized appreciation (depreciation)	11,161,093	5,420,555
Net increase (decrease) in net assets resulting from operations	14,430,039	7,721,305
Distributions to shareholders from net investment income	(1,503,790)	(1,137,450)
Distributions to shareholders from net realized gain	(1,289,396)	(679,640)
Total distributions	(2,793,186)	(1,817,090)
Share transactions - net increase (decrease)	13,669,826	12,942,487
Total increase (decrease) in net assets	25,306,679	18,846,702

Net Assets
Beginning of period	67,400,951	48,554,249
End of period	$ 92,707,630	$ 67,400,951

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.20	$ 10.02	$ 10.49	$ 9.30	$ 7.49
Income from Investment Operations
Net investment income (loss) C	.25	.24	.24	.28	.32
Net realized and unrealized gain (loss)	1.97	1.27	(.46)	1.19	1.89
Total from investment operations	2.22	1.51	(.22)	1.47	2.21
Distributions from net investment income	(.23)	(.21)	(.22)	(.21)	(.29)
Distributions from net realized gain	(.20)	(.12)	(.03)	(.06)	(.12)
Total distributions	(.43)	(.33)	(.25)	(.28) H	(.40) G
Net asset value, end of period	$ 12.99	$ 11.20	$ 10.02	$ 10.49	$ 9.30
Total Return A,B	19.95%	15.11%	(2.11)%	15.79%	30.05%
Ratios to Average Net Assets D,F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	2.03%	2.17%	2.25%	2.91%	3.84%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,548	$ 17,792	$ 15,537	$ 17,388	$ 14,888
Portfolio turnover rate D	30%	34%	21%	25%	30%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

G Total distributions of $.40 per share is comprised of distributions from net investment income of $.285 and distributions from net realized gain of $.117 per share.

H Total distributions of $.28 per share is comprised of distributions from net investment income of $.214 and distributions from net realized gain of $.061 per share.

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.18	$ 10.01	$ 10.49	$ 9.30	$ 7.49
Income from Investment Operations
Net investment income (loss) C	.23	.22	.23	.27	.31
Net realized and unrealized gain (loss)	1.98	1.27	(.47)	1.19	1.90
Total from investment operations	2.21	1.49	(.24)	1.46	2.21
Distributions from net investment income	(.22)	(.20)	(.21)	(.21)	(.28)
Distributions from net realized gain	(.20)	(.12)	(.03)	(.06)	(.12)
Total distributions	(.42)	(.32)	(.24)	(.27)	(.40) F
Net asset value, end of period	$ 12.97	$ 11.18	$ 10.01	$ 10.49	$ 9.30
Total Return A,B	19.89%	14.97%	(2.26)%	15.70%	29.96%
Ratios to Average Net Assets D,E
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.93%	2.07%	2.16%	2.81%	3.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,780	$ 16,558	$ 7,149	$ 1,429	$ 679
Portfolio turnover rate D	30%	34%	21%	25%	30%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.40 per share is comprised of distributions from net investment income of $.278 and distributions from net realized gain of $.117 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.14	$ 9.97	$ 10.44	$ 9.27	$ 7.47
Income from Investment Operations
Net investment income (loss) C	.22	.21	.21	.26	.30
Net realized and unrealized gain (loss)	1.96	1.26	(.45)	1.17	1.89
Total from investment operations	2.18	1.47	(.24)	1.43	2.19
Distributions from net investment income	(.20)	(.18)	(.19)	(.20)	(.27)
Distributions from net realized gain	(.20)	(.12)	(.03)	(.06)	(.12)
Total distributions	(.40)	(.30)	(.23) G	(.26)	(.39) F
Net asset value, end of period	$ 12.92	$ 11.14	$ 9.97	$ 10.44	$ 9.27
Total Return A,B	19.71%	14.80%	(2.35)%	15.47%	29.79%
Ratios to Average Net Assets D,E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.78%	1.92%	2.00%	2.67%	3.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 46,379	$ 33,051	$ 25,869	$ 22,782	$ 8,262
Portfolio turnover rate D	30%	34%	21%	25%	30%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.39 per share is comprised of distributions from net investment income of $.270 and distributions from net realized gain of $.117 per share.

G Total distributions of $.23 per share is comprised of distributions from net investment income of $.192 and distributions from net realized gain of $.033 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2030 Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Fund Holdings as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	10.8	9.1
VIP Equity-Income Portfolio Initial Class	11.0	9.7
VIP Growth & Income Portfolio Initial Class	12.8	11.1
VIP Growth Portfolio Initial Class	11.3	9.2
VIP Mid Cap Portfolio Initial Class	3.2	2.7
VIP Value Portfolio Initial Class	8.2	7.2
VIP Value Strategies Portfolio Initial Class	4.0	3.5
	61.3	52.5
Developed International Equity Funds
VIP Overseas Portfolio Initial Class	21.1	14.5
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Initial Class	5.3	4.2
High Yield Bond Funds
VIP High Income Portfolio Initial Class	6.8	7.3
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Initial Class	5.5	21.5
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0
* Amount represents less than 0.1%
Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	61.3%
Developed International Equity Funds	21.1%
Emerging Markets Equity Funds	5.3%
High Yield Bond Funds	6.8%
Investment Grade Bond Funds	5.5%

Six months ago
Domestic Equity Funds	52.5%
Developed International Equity Funds	14.5%
Emerging Markets Equity Funds	4.2%
High Yield Bond Funds	7.3%
Investment Grade Bond Funds	21.5%

Annual Report

VIP Freedom 2030 Portfolio

Investments December 31, 2013

Showing Percentage of Net Assets

Domestic Equity Funds - 61.3%
	Shares	Value
Domestic Equity Funds - 61.3%
VIP Contrafund Portfolio Initial Class (a)	765,378	$ 26,290,743
VIP Equity-Income Portfolio Initial Class (a)	1,143,482	26,631,689
VIP Growth & Income Portfolio Initial Class (a)	1,620,974	31,025,447
VIP Growth Portfolio Initial Class (a)	480,068	27,431,063
VIP Mid Cap Portfolio Initial Class (a)	215,997	7,860,120
VIP Value Portfolio Initial Class (a)	1,313,099	19,932,844
VIP Value Strategies Portfolio Initial Class (a)	684,913	9,842,202
TOTAL DOMESTIC EQUITY FUNDS (Cost $118,812,438)		149,014,108
International Equity Funds - 26.4%

Developed International Equity Funds - 21.1%
VIP Overseas Portfolio Initial Class (a)	2,479,408	51,174,972
Emerging Markets Equity Funds - 5.3%
VIP Emerging Markets Portfolio Initial Class (a)	1,442,746	12,999,146
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $56,494,688)		64,174,118
Bond Funds - 12.3%
	Shares	Value
High Yield Bond Funds - 6.8%
VIP High Income Portfolio Initial Class (a)	2,830,510	$ 16,416,959
Investment Grade Bond Funds - 5.5%
VIP Investment Grade Bond Portfolio Initial Class (a)	1,083,798	13,395,744
TOTAL BOND FUNDS (Cost $30,892,731)		29,812,703
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $206,199,857)		243,000,929
NET OTHER ASSETS (LIABILITIES) - 0.0%		(30,446)
NET ASSETS - 100%		$ 242,970,483
Legend
(a) Affiliated company
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Initial Class	$ 14,706,853	$ 8,949,600	$ 2,379,512	$ 244,019	$ 26,290,743
VIP Emerging Markets Portfolio Initial Class	7,608,177	6,055,555	960,889	88,446	12,999,146
VIP Equity-Income Portfolio Initial Class	15,730,299	11,274,637	3,079,306	591,707	26,631,689
VIP Growth & Income Portfolio Initial Class	17,792,158	10,904,610	3,716,102	504,483	31,025,447
VIP Growth Portfolio Initial Class	14,582,533	9,007,523	2,246,084	67,133	27,431,063
VIP High Income Portfolio Initial Class	12,609,248	5,950,671	2,061,032	944,569	16,416,959
VIP Investment Grade Bond Portfolio Initial Class	36,105,462	17,680,277	38,979,378	512,522	13,395,744
VIP Mid Cap Portfolio Initial Class	4,378,516	3,421,061	840,460	34,246	7,860,120
VIP Overseas Portfolio Initial Class	24,815,733	21,583,118	3,573,345	584,190	51,174,972
VIP Value Portfolio Initial Class	11,703,020	8,331,479	2,583,661	195,635	19,932,844
VIP Value Strategies Portfolio Initial Class	5,801,138	3,364,667	1,193,025	79,594	9,842,202
Total	$ 165,833,137	$ 106,523,198	$ 61,612,794	$ 3,846,544	$ 243,000,929
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2030 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (cost $206,199,857) - See accompanying schedule		$ 243,000,929
Cash		1,656
Receivable for fund shares sold		546,778
Total assets		243,549,363

Liabilities
Payable for investments purchased	$ 489,940
Payable for fund shares redeemed	58,518
Distribution and service plan fees payable	30,422
Total liabilities		578,880

Net Assets		$ 242,970,483
Net Assets consist of:
Paid in capital		$ 204,411,410
Accumulated undistributed net realized gain (loss) on investments		1,758,001
Net unrealized appreciation (depreciation) on investments		36,801,072
Net Assets		$ 242,970,483

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($64,172,573 ÷ 4,997,672 shares)	$ 12.84

Service Class: Net Asset Value, offering price and redemption price per share ($46,867,977 ÷ 3,654,840 shares)	$ 12.82

Service Class 2: Net Asset Value, offering price and redemption price per share ($131,929,933 ÷ 10,320,268 shares)	$ 12.78

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2013

Investment Income
Income distributions from underlying funds		$ 3,846,544

Expenses
Distribution and service plan fees	$ 323,826
Independent trustees' compensation	752
Total expenses before reductions	324,578
Expense reductions	(752)	323,826
Net investment income (loss)		3,522,718
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	169,674
Capital gain distributions from underlying funds	4,304,795
Total net realized gain (loss)		4,474,469
Change in net unrealized appreciation (depreciation) on underlying funds		32,087,717
Net gain (loss)		36,562,186
Net increase (decrease) in net assets resulting from operations		$ 40,084,904

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,522,718	$ 3,251,140
Net realized gain (loss)	4,474,469	2,379,329
Change in net unrealized appreciation (depreciation)	32,087,717	14,353,736
Net increase (decrease) in net assets resulting from operations	40,084,904	19,984,205
Distributions to shareholders from net investment income	(3,560,740)	(3,199,536)
Distributions to shareholders from net realized gain	(2,890,634)	(1,366,281)
Total distributions	(6,451,374)	(4,565,817)
Share transactions - net increase (decrease)	43,511,429	31,469,851
Total increase (decrease) in net assets	77,144,959	46,888,239

Net Assets
Beginning of period	165,825,524	118,937,285
End of period (including undistributed net investment income of $0 and $33,352, respectively)	$ 242,970,483	$ 165,825,524

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.88	$ 9.70	$ 10.21	$ 9.03	$ 7.12
Income from Investment Operations
Net investment income (loss) C	.22	.25	.23	.21	.24
Net realized and unrealized gain (loss)	2.12	1.26	(.49)	1.24	1.96
Total from investment operations	2.34	1.51	(.26)	1.45	2.20
Distributions from net investment income	(.21)	(.23)	(.22)	(.20)	(.18)
Distributions from net realized gain	(.17)	(.10)	(.03)	(.07)	(.11)
Total distributions	(.38)	(.33)	(.25)	(.27)	(.29)
Net asset value, end of period	$ 12.84	$ 10.88	$ 9.70	$ 10.21	$ 9.03
Total Return A,B	21.66%	15.58%	(2.60)%	16.08%	31.66%
Ratios to Average Net Assets D,F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	1.88%	2.39%	2.27%	2.25%	3.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 64,173	$ 39,111	$ 30,601	$ 28,917	$ 23,836
Portfolio turnover rate D	30%	17%	16%	25%	24%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.87	$ 9.69	$ 10.20	$ 9.02	$ 7.12
Income from Investment Operations
Net investment income (loss) C	.21	.24	.22	.20	.24
Net realized and unrealized gain (loss)	2.11	1.26	(.49)	1.24	1.94
Total from investment operations	2.32	1.50	(.27)	1.44	2.18
Distributions from net investment income	(.20)	(.22)	(.21)	(.19)	(.17)
Distributions from net realized gain	(.17)	(.10)	(.03)	(.07)	(.11)
Total distributions	(.37)	(.32)	(.24)	(.26)	(.28)
Net asset value, end of period	$ 12.82	$ 10.87	$ 9.69	$ 10.20	$ 9.02
Total Return A,B	21.50%	15.48%	(2.70)%	16.00%	31.40%
Ratios to Average Net Assets D,E
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.78%	2.29%	2.17%	2.15%	3.03%
Supplemental Data
Net assets, end of period (000 omitted)	$ 46,868	$ 32,295	$ 28,666	$ 23,137	$ 16,162
Portfolio turnover rate D	30%	17%	16%	25%	24%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.83	$ 9.67	$ 10.18	$ 9.00	$ 7.11
Income from Investment Operations
Net investment income (loss) C	.19	.23	.21	.19	.23
Net realized and unrealized gain (loss)	2.11	1.23	(.50)	1.24	1.93
Total from investment operations	2.30	1.46	(.29)	1.43	2.16
Distributions from net investment income	(.18)	(.21)	(.19)	(.17)	(.16)
Distributions from net realized gain	(.17)	(.10)	(.03)	(.07)	(.11)
Total distributions	(.35)	(.30) G	(.22)	(.25) F	(.27)
Net asset value, end of period	$ 12.78	$ 10.83	$ 9.67	$ 10.18	$ 9.00
Total Return A,B	21.41%	15.18%	(2.83)%	15.89%	31.18%
Ratios to Average Net Assets D,E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	1.63%	2.14%	2.02%	2.01%	2.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 131,930	$ 94,419	$ 59,671	$ 49,574	$ 34,809
Portfolio turnover rate D	30%	17%	16%	25%	24%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.25 per share is comprised of distributions from net investment income of $.173 and distributions from net realized gain of $.072 per share.

G Total distributions of $.30 per share is comprised of distributions from net investment income of $.207 and distributions from net realized gain of $.096 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2035 Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Fund Holdings as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	11.1	10.4
VIP Equity-Income Portfolio Initial Class	11.4	11.1
VIP Growth & Income Portfolio Initial Class	13.2	12.7
VIP Growth Portfolio Initial Class	11.5	10.6
VIP Mid Cap Portfolio Initial Class	3.3	3.1
VIP Value Portfolio Initial Class	8.4	8.2
VIP Value Strategies Portfolio Initial Class	4.2	4.0
	63.1	60.1
Developed International Equity Funds
VIP Overseas Portfolio Initial Class	21.5	16.7
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Initial Class	5.6	4.8
High Yield Bond Funds
VIP High Income Portfolio Initial Class	6.8	7.3
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Initial Class	3.0	11.1
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0
* Amount represents less than 0.1%
Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	63.1%
Developed International Equity Funds	21.5%
Emerging Markets Equity Funds	5.6%
High Yield Bond Funds	6.8%
Investment Grade Bond Funds	3.0%

Six months ago
Domestic Equity Funds	60.1%
Developed International Equity Funds	16.7%
Emerging Markets Equity Funds	4.8%
High Yield Bond Funds	7.3%
Investment Grade Bond Funds	11.1%

Annual Report

VIP Freedom 2035 Portfolio

Investments December 31, 2013

Showing Percentage of Net Assets

Domestic Equity Funds - 63.1%
	Shares	Value
Domestic Equity Funds - 63.1%
VIP Contrafund Portfolio Initial Class (a)	18,641	$ 640,327
VIP Equity-Income Portfolio Initial Class (a)	28,131	655,181
VIP Growth & Income Portfolio Initial Class (a)	39,673	759,347
VIP Growth Portfolio Initial Class (a)	11,644	665,321
VIP Mid Cap Portfolio Initial Class (a)	5,201	189,279
VIP Value Portfolio Initial Class (a)	32,124	487,649
VIP Value Strategies Portfolio Initial Class (a)	16,706	240,059
TOTAL DOMESTIC EQUITY FUNDS (Cost $3,251,852)		3,637,163
International Equity Funds - 27.1%

Developed International Equity Funds - 21.5%
VIP Overseas Portfolio Initial Class (a)	60,028	1,238,968
Emerging Markets Equity Funds - 5.6%
VIP Emerging Markets Portfolio Initial Class (a)	36,089	325,159
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $1,413,940)		1,564,127
Bond Funds - 9.8%
	Shares	Value
High Yield Bond Funds - 6.8%
VIP High Income Portfolio Initial Class (a)	67,512	$ 391,568
Investment Grade Bond Funds - 3.0%
VIP Investment Grade Bond Portfolio Initial Class (a)	14,153	174,929
TOTAL BOND FUNDS (Cost $570,253)		566,497
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $5,236,045)		5,767,787
NET OTHER ASSETS (LIABILITIES) - 0.0%		(877)
NET ASSETS - 100%		$ 5,766,910
Legend
(a) Affiliated company
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Initial Class	$ 106,906	$ 509,275	$ 38,985	$ 5,768	$ 640,327
VIP Emerging Markets Portfolio Initial Class	54,693	281,861	17,315	2,112	325,159
VIP Equity-Income Portfolio Initial Class	113,769	578,604	44,052	14,125	655,181
VIP Growth & Income Portfolio Initial Class	129,054	614,436	51,847	11,944	759,347
VIP Growth Portfolio Initial Class	106,757	517,262	37,868	1,581	665,321
VIP High Income Portfolio Initial Class	78,645	354,681	31,977	21,205	391,568
VIP Investment Grade Bond Portfolio Initial Class	112,245	460,642	385,675	7,645	174,929
VIP Mid Cap Portfolio Initial Class	31,778	166,349	12,323	801	189,279
VIP Overseas Portfolio Initial Class	179,734	1,006,571	60,115	13,473	1,238,968
VIP Value Portfolio Initial Class	84,603	426,456	34,048	4,645	487,649
VIP Value Strategies Portfolio Initial Class	41,992	191,371	16,390	1,884	240,059
Total	$ 1,040,176	$ 5,107,509	$ 730,595	$ 85,183	$ 5,767,787
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2035 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (cost $5,236,045) - See accompanying schedule		$ 5,767,787
Cash		1
Receivable for investments sold		18,637
Receivable for fund shares sold		6,260
Total assets		5,792,685

Liabilities
Payable for fund shares redeemed	$ 24,894
Distribution and service plan fees payable	881
Total liabilities		25,775

Net Assets		$ 5,766,910
Net Assets consist of:
Paid in capital		$ 5,185,299
Accumulated undistributed net realized gain (loss) on investments		49,869
Net unrealized appreciation (depreciation) on investments		531,742
Net Assets		$ 5,766,910

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($1,054,306 ÷ 55,024 shares)	$ 19.16

Service Class: Net Asset Value, offering price and redemption price per share ($289,150 ÷ 15,096 shares)	$ 19.15

Service Class 2: Net Asset Value, offering price and redemption price per share ($4,423,454 ÷ 231,715 shares)	$ 19.09

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2013

Investment Income
Income distributions from underlying funds		$ 85,183

Expenses
Distribution and service plan fees	$ 4,894
Independent trustees' compensation	7
Total expenses before reductions	4,901
Expense reductions	(7)	4,894
Net investment income (loss)		80,289
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(9,219)
Capital gain distributions from underlying funds	98,137
Total net realized gain (loss)		88,918
Change in net unrealized appreciation (depreciation) on underlying funds		359,936
Net gain (loss)		448,854
Net increase (decrease) in net assets resulting from operations		$ 529,143

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 80,289	$ 19,429
Net realized gain (loss)	88,918	11,177
Change in net unrealized appreciation (depreciation)	359,936	64,172
Net increase (decrease) in net assets resulting from operations	529,143	94,778
Distributions to shareholders from net investment income	(80,620)	(19,084)
Distributions to shareholders from net realized gain	(41,889)	(4,264)
Total distributions	(122,509)	(23,348)
Share transactions - net increase (decrease)	4,318,971	506,925
Total increase (decrease) in net assets	4,725,605	578,355

Net Assets
Beginning of period	1,041,305	462,950
End of period (including undistributed net investment income of $0 and $340, respectively)	$ 5,766,910	$ 1,041,305

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.76	$ 13.82	$ 14.74	$ 13.74	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.66	.49	.27	.27	.25
Net realized and unrealized gain (loss)	3.24	1.83	(.85)	2.04	3.76
Total from investment operations	3.90	2.32	(.58)	2.31	4.01
Distributions from net investment income	(.29)	(.31)	(.28)	(.28)	(.25)
Distributions from net realized gain	(.20)	(.07)	(.06)	(1.03)	(.01)
Total distributions	(.50) H	(.38)	(.34)	(1.31)	(.27) I
Net asset value, end of period	$ 19.16	$ 15.76	$ 13.82	$ 14.74	$ 13.74
Total Return B,C, J	24.84%	16.82%	(3.99)%	17.01%	40.04%
Ratios to Average Net Assets E,G
Expenses before reductions	.00%	.00%	.00%	.00%	.00% A
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00% A
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00% A
Net investment income (loss)	3.72%	3.20%	1.82%	1.92%	2.78% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,054	$ 128	$ 97	$ 121	$ 144
Portfolio turnover rate E	31%	19%	38%	38%	5% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Calculated based on average shares outstanding during the period.

E Amounts do not include the activity of the Underlying Funds.

F For the period April 8, 2009 (commencement of operations) to December 31, 2009.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

H Total distributions of $.50 per share is comprised of distributions from net investment income of $.292 and distributions from net realized gain of $.204 per share.

I Total distributions of $.27 per share is comprised of distributions from net investment income of $.252 and distributions from net realized gain of $.014 per share.

J Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.76	$ 13.82	$ 14.74	$ 13.73	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.64	.47	.25	.26	.24
Net realized and unrealized gain (loss)	3.24	1.84	(.85)	2.04	3.75
Total from investment operations	3.88	2.31	(.60)	2.30	3.99
Distributions from net investment income	(.28)	(.30)	(.26)	(.26)	(.24)
Distributions from net realized gain	(.20)	(.07)	(.06)	(1.03)	(.01)
Total distributions	(.49) I	(.37)	(.32)	(1.29)	(.26) H
Net asset value, end of period	$ 19.15	$ 15.76	$ 13.82	$ 14.74	$ 13.73
Total Return B,C	24.72%	16.71%	(4.10)%	16.97%	39.85%
Ratios to Average Net Assets E,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10% A
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10% A
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10% A
Net investment income (loss)	3.62%	3.10%	1.72%	1.82%	2.68% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 289	$ 105	$ 90	$ 116	$ 140
Portfolio turnover rate E	31%	19%	38%	38%	5% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Calculated based on average shares outstanding during the period.

E Amounts do not include the activity of the Underlying Funds.

F For the period April 8, 2009 (commencement of operations) to December 31, 2009.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

H Total distributions of $.26 per share is comprised of distributions from net investment income of $.243 and distributions from net realized gain of $.014 per share.

I Total distributions of $.49 per share is comprised of distributions from net investment income of $.283 and distributions from net realized gain of $.204 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.73	$ 13.80	$ 14.72	$ 13.73	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.62	.45	.23	.24	.23
Net realized and unrealized gain (loss)	3.22	1.84	(.85)	2.03	3.74
Total from investment operations	3.84	2.29	(.62)	2.27	3.97
Distributions from net investment income	(.27)	(.29)	(.24)	(.26)	(.23)
Distributions from net realized gain	(.20)	(.07)	(.06)	(1.03)	(.01)
Total distributions	(.48) H	(.36)	(.30)	(1.28) J	(.24) I
Net asset value, end of period	$ 19.09	$ 15.73	$ 13.80	$ 14.72	$ 13.73
Total Return B,C, K	24.50%	16.61%	(4.25)%	16.76%	39.72%
Ratios to Average Net Assets E,G
Expenses before reductions	.25%	.25%	.25%	.25%	.25% A
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25% A
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25% A
Net investment income (loss)	3.48%	2.95%	1.57%	1.67%	2.53% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,423	$ 808	$ 276	$ 211	$ 143
Portfolio turnover rate E	31%	19%	38%	38%	5% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Calculated based on average shares outstanding during the period.

E Amounts do not include the activity of the Underlying Funds.

F For the period April 8, 2009 (commencement of operations) to December 31, 2009.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

H Total distributions of $.48 per share is comprised of distributions from net investment income of $.271 and distributions from net realized gain of $.204 per share.

I Total distributions of $.24 per share is comprised of distributions from net investment income of $.230 and distributions from net realized gain of $.014 per share.

J Total distributions of $1.28 per share is comprised of distributions from net investment income of $.255 and distributions from net realized gain of $1.029 per share.

K Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2040 Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Fund Holdings as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	11.1	10.6
VIP Equity-Income Portfolio Initial Class	11.3	11.4
VIP Growth & Income Portfolio Initial Class	13.1	13.0
VIP Growth Portfolio Initial Class	11.6	10.7
VIP Mid Cap Portfolio Initial Class	3.3	3.1
VIP Value Portfolio Initial Class	8.5	8.4
VIP Value Strategies Portfolio Initial Class	4.1	4.1
	63.0	61.3
Developed International Equity Funds
VIP Overseas Portfolio Initial Class	21.5	17.0
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Initial Class	5.6	4.9
High Yield Bond Funds
VIP High Income Portfolio Initial Class	6.8	7.4
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Initial Class	3.1	9.4
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0
* Amount represents less than 0.1%
Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	63.0%
Developed International Equity Funds	21.5%
Emerging Markets Equity Funds	5.6%
High Yield Bond Funds	6.8%
Investment Grade Bond Funds	3.1%

Six months ago
Domestic Equity Funds	61.3%
Developed International Equity Funds	17.0%
Emerging Markets Equity Funds	4.9%
High Yield Bond Funds	7.4%
Investment Grade Bond Funds	9.4%

Annual Report

VIP Freedom 2040 Portfolio

Investments December 31, 2013

Showing Percentage of Net Assets

Domestic Equity Funds - 63.0%
	Shares	Value
Domestic Equity Funds - 63.0%
VIP Contrafund Portfolio Initial Class (a)	71,638	$ 2,460,749
VIP Equity-Income Portfolio Initial Class (a)	107,144	2,495,378
VIP Growth & Income Portfolio Initial Class (a)	152,257	2,914,207
VIP Growth Portfolio Initial Class (a)	44,954	2,568,656
VIP Mid Cap Portfolio Initial Class (a)	20,160	733,608
VIP Value Portfolio Initial Class (a)	123,479	1,874,418
VIP Value Strategies Portfolio Initial Class (a)	64,065	920,617
TOTAL DOMESTIC EQUITY FUNDS (Cost $11,795,209)		13,967,633
International Equity Funds - 27.1%

Developed International Equity Funds - 21.5%
VIP Overseas Portfolio Initial Class (a)	230,798	4,763,663
Emerging Markets Equity Funds - 5.6%
VIP Emerging Markets Portfolio Initial Class (a)	137,431	1,238,252
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $5,233,161)		6,001,915
Bond Funds - 9.9%
	Shares	Value
High Yield Bond Funds - 6.8%
VIP High Income Portfolio Initial Class (a)	259,392	$ 1,504,471
Investment Grade Bond Funds - 3.1%
VIP Investment Grade Bond Portfolio Initial Class (a)	54,985	679,618
TOTAL BOND FUNDS (Cost $2,207,254)		2,184,089
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $19,235,624)		22,153,637
NET OTHER ASSETS (LIABILITIES) - 0.0%		(1,190)
NET ASSETS - 100%		$ 22,152,447
Legend
(a) Affiliated company
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Initial Class	$ 888,327	$ 1,585,557	$ 408,090	$ 21,707	$ 2,460,749
VIP Emerging Markets Portfolio Initial Class	456,764	939,528	188,872	7,606	1,238,252
VIP Equity-Income Portfolio Initial Class	947,579	1,818,241	447,428	52,589	2,495,378
VIP Growth & Income Portfolio Initial Class	1,073,266	1,902,348	521,315	44,939	2,914,207
VIP Growth Portfolio Initial Class	884,224	1,611,466	414,166	5,983	2,568,656
VIP High Income Portfolio Initial Class	665,770	1,168,071	311,917	80,343	1,504,471
VIP Investment Grade Bond Portfolio Initial Class	822,791	1,438,615	1,520,844	31,185	679,618
VIP Mid Cap Portfolio Initial Class	264,162	531,588	126,668	3,041	733,608
VIP Overseas Portfolio Initial Class	1,493,939	3,251,421	667,083	49,100	4,763,663
VIP Value Portfolio Initial Class	704,677	1,338,736	340,204	17,474	1,874,418
VIP Value Strategies Portfolio Initial Class	349,388	591,430	165,509	7,073	920,617
Total	$ 8,550,887	$ 16,177,001	$ 5,112,096	$ 321,040	$ 22,153,637
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2040 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (cost $19,235,624) - See accompanying schedule		$ 22,153,637
Cash		11,557
Receivable for investments sold		186,450
Receivable for fund shares sold		25,344
Total assets		22,376,988

Liabilities
Payable for investments purchased	$ 3,693
Payable for fund shares redeemed	219,658
Distribution and service plan fees payable	1,190
Total liabilities		224,541

Net Assets		$ 22,152,447
Net Assets consist of:
Paid in capital		$ 19,110,096
Accumulated undistributed net realized gain (loss) on investments		124,338
Net unrealized appreciation (depreciation) on investments		2,918,013
Net Assets		$ 22,152,447

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($10,261,772 ÷ 559,344 shares)	$ 18.35

Service Class: Net Asset Value, offering price and redemption price per share ($9,075,945 ÷ 495,116 shares)	$ 18.33

Service Class 2: Net Asset Value, offering price and redemption price per share ($2,814,730 ÷ 153,874 shares)	$ 18.29

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2013

Investment Income
Income distributions from underlying funds		$ 321,040

Expenses
Distribution and service plan fees	$ 9,606
Independent trustees' compensation	50
Total expenses before reductions	9,656
Expense reductions	(50)	9,606
Net investment income (loss)		311,434
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	(23,300)
Capital gain distributions from underlying funds	372,331
Total net realized gain (loss)		349,031
Change in net unrealized appreciation (depreciation) on underlying funds		2,561,148
Net gain (loss)		2,910,179
Net increase (decrease) in net assets resulting from operations		$ 3,221,613

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 311,434	$ 161,806
Net realized gain (loss)	349,031	17,370
Change in net unrealized appreciation (depreciation)	2,561,148	474,270
Net increase (decrease) in net assets resulting from operations	3,221,613	653,446
Distributions to shareholders from net investment income	(313,021)	(159,049)
Distributions to shareholders from net realized gain	(186,661)	(35,708)
Total distributions	(499,682)	(194,757)
Share transactions - net increase (decrease)	10,880,097	5,337,147
Total increase (decrease) in net assets	13,602,028	5,795,836

Net Assets
Beginning of period	8,550,419	2,754,583
End of period (including undistributed net investment income of $0 and $1,590, respectively)	$ 22,152,447	$ 8,550,419

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 15.03	$ 13.16	$ 14.02	$ 13.82	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.38	.42	.35	.20	.26
Net realized and unrealized gain (loss)	3.41	1.81	(.91)	2.15	3.83
Total from investment operations	3.79	2.23	(.56)	2.35	4.09
Distributions from net investment income	(.27)	(.29)	(.27)	(.28)	(.26)
Distributions from net realized gain	(.19)	(.07)	(.02)	(1.87)	(.01)
Total distributions	(.47) J	(.36)	(.30) L	(2.15)	(.27) K
Net asset value, end of period	$ 18.35	$ 15.03	$ 13.16	$ 14.02	$ 13.82
Total Return B,C,D	25.29%	16.95%	(4.02)%	17.19%	40.89%
Ratios to Average Net Assets F,I
Expenses before reductions	.00% G	.00% G	.00% G	.00%	.00% A
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00% A
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00% A
Net investment income (loss)	2.26%	2.91%	2.50%	1.46%	2.81% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,262	$ 3,369	$ 1,559	$ 278	$ 145
Portfolio turnover rate F	36%	39%	42%	194%	5% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the Underlying Funds.

G Amount represents less than .01%.

H For the period April 8, 2009 (commencement of operations) to December 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

J Total distributions of $.47 per share is comprised of distributions from net investment income of $.272 and distributions from net realized gain of $.193 per share.

K Total distributions of $.27 per share is comprised of distributions from net investment income of $.257 and distributions from net realized gain of $.014 per share.

L Total distributions of $.30 per share is comprised of distributions from net investment income of $.274 and distributions from net realized gain of $.022 per share.

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 15.02	$ 13.15	$ 14.02	$ 13.82	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.36	.41	.33	.19	.25
Net realized and unrealized gain (loss)	3.40	1.81	(.91)	2.14	3.83
Total from investment operations	3.76	2.22	(.58)	2.33	4.08
Distributions from net investment income	(.26)	(.28)	(.26)	(.26)	(.25)
Distributions from net realized gain	(.19)	(.07)	(.02)	(1.87)	(.01)
Total distributions	(.45)	(.35)	(.29) J	(2.13)	(.26) I
Net asset value, end of period	$ 18.33	$ 15.02	$ 13.15	$ 14.02	$ 13.82
Total Return B,C,D	25.16%	16.88%	(4.17)%	17.05%	40.80%
Ratios to Average Net Assets F,H
Expenses before reductions	.10%	.10%	.10%	.10%	.10% A
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10% A
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10% A
Net investment income (loss)	2.16%	2.81%	2.41%	1.36%	2.71% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,076	$ 4,600	$ 1,058	$ 116	$ 141
Portfolio turnover rate F	36%	39%	42%	194%	5% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the Underlying Funds.

G For the period April 8, 2009 (commencement of operations) to December 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

I Total distributions of $.26 per share is comprised of distributions from net investment income of $.248 and distributions from net realized gain of $.014 per share.

J Total distributions of $.29 per share is comprised of distributions from net investment income of $.264 and distributions from net realized gain of $.022 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 15.00	$ 13.15	$ 14.02	$ 13.82	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.34	.39	.32	.17	.23
Net realized and unrealized gain (loss)	3.39	1.79	(.92)	2.14	3.84
Total from investment operations	3.73	2.18	(.60)	2.31	4.07
Distributions from net investment income	(.25)	(.27)	(.24)	(.24)	(.23)
Distributions from net realized gain	(.19)	(.07)	(.02)	(1.87)	(.01)
Total distributions	(.44)	(.33) K	(.27) J	(2.11)	(.25) I
Net asset value, end of period	$ 18.29	$ 15.00	$ 13.15	$ 14.02	$ 13.82
Total Return B,C,D	24.99%	16.64%	(4.32)%	16.92%	40.66%
Ratios to Average Net Assets F,H
Expenses before reductions	.25%	.25%	.25%	.25%	.25% A
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25% A
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25% A
Net investment income (loss)	2.01%	2.66%	2.25%	1.21%	2.56% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,815	$ 581	$ 137	$ 144	$ 141
Portfolio turnover rate F	36%	39%	42%	194%	5% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Calculated based on average shares outstanding during the period.

F Amounts do not include the activity of the Underlying Funds.

G For the period April 8, 2009 (commencement of operations) to December 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

I Total distributions of $.25 per share is comprised of distributions from net investment income of $.234 and distributions from net realized gain of $.014 per share.

J Total distributions of $.27 per share is comprised of distributions from net investment income of $.243 and distributions from net realized gain of $.022 per share.

K Total distributions of $.33 per share is comprised of distributions from net investment income of $.265 and distributions from net realized gain of $.069 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2045 Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Fund Holdings as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	11.1	10.9
VIP Equity-Income Portfolio Initial Class	11.3	11.7
VIP Growth & Income Portfolio Initial Class	13.2	13.3
VIP Growth Portfolio Initial Class	11.5	11.0
VIP Mid Cap Portfolio Initial Class	3.3	3.2
VIP Value Portfolio Initial Class	8.5	8.6
VIP Value Strategies Portfolio Initial Class	4.2	4.2
	63.1	62.9
Developed International Equity Funds
VIP Overseas Portfolio Initial Class	21.5	17.4
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Initial Class	5.7	5.0
High Yield Bond Funds
VIP High Income Portfolio Initial Class	6.8	9.5
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Initial Class	2.9	5.2
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0
* Amount represents less than 0.1%
Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	63.1%
Developed International Equity Funds	21.5%
Emerging Markets Equity Funds	5.7%
High Yield Bond Funds	6.8%
Investment Grade Bond Funds	2.9%

Six months ago
Domestic Equity Funds	62.9%
Developed International Equity Funds	17.4%
Emerging Markets Equity Funds	5.0%
High Yield Bond Funds	9.5%
Investment Grade Bond Funds	5.2%

Annual Report

VIP Freedom 2045 Portfolio

Investments December 31, 2013

Showing Percentage of Net Assets

Domestic Equity Funds - 63.1%
	Shares	Value
Domestic Equity Funds - 63.1%
VIP Contrafund Portfolio Initial Class (a)	9,508	$ 326,601
VIP Equity-Income Portfolio Initial Class (a)	14,313	333,339
VIP Growth & Income Portfolio Initial Class (a)	20,272	388,011
VIP Growth Portfolio Initial Class (a)	5,893	336,722
VIP Mid Cap Portfolio Initial Class (a)	2,657	96,671
VIP Value Portfolio Initial Class (a)	16,376	248,594
VIP Value Strategies Portfolio Initial Class (a)	8,522	122,454
TOTAL DOMESTIC EQUITY FUNDS (Cost $1,559,253)		1,852,392
International Equity Funds - 27.2%

Developed International Equity Funds - 21.5%
VIP Overseas Portfolio Initial Class (a)	30,584	631,251
Emerging Markets Equity Funds - 5.7%
VIP Emerging Markets Portfolio Initial Class (a)	18,459	166,319
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $694,843)		797,570
Bond Funds - 9.7%
	Shares	Value
High Yield Bond Funds - 6.8%
VIP High Income Portfolio Initial Class (a)	34,383	$ 199,421
Investment Grade Bond Funds - 2.9%
VIP Investment Grade Bond Portfolio Initial Class (a)	6,909	85,400
TOTAL BOND FUNDS (Cost $279,927)		284,821
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $2,534,023)		2,934,783
NET OTHER ASSETS (LIABILITIES) - 0.0%		(512)
NET ASSETS - 100%		$ 2,934,271
Legend
(a) Affiliated company
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Initial Class	$ 80,500	$ 256,391	$ 52,871	$ 3,118	$ 326,601
VIP Emerging Markets Portfolio Initial Class	41,434	146,288	24,607	1,113	166,319
VIP Equity-Income Portfolio Initial Class	85,820	293,464	58,795	7,626	333,339
VIP Growth & Income Portfolio Initial Class	97,208	310,259	68,325	6,477	388,011
VIP Growth Portfolio Initial Class	80,144	260,137	53,623	846	336,722
VIP High Income Portfolio Initial Class	75,278	223,390	96,689	11,713	199,421
VIP Investment Grade Bond Portfolio Initial Class	40,139	138,327	87,392	3,479	85,400
VIP Mid Cap Portfolio Initial Class	23,944	84,589	16,214	432	96,671
VIP Overseas Portfolio Initial Class	135,619	509,331	84,790	7,063	631,251
VIP Value Portfolio Initial Class	63,843	216,358	44,511	2,511	248,594
VIP Value Strategies Portfolio Initial Class	31,672	96,452	21,485	1,018	122,454
Total	$ 755,601	$ 2,534,986	$ 609,302	$ 45,396	$ 2,934,783
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2045 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (cost $2,534,023) - See accompanying schedule		$ 2,934,783
Receivable for investments sold		4
Receivable for fund shares sold		9,652
Total assets		2,944,439

Liabilities
Payable to custodian bank	$ 1
Payable for investments purchased	6,867
Payable for fund shares redeemed	2,788
Distribution and service plan fees payable	512
Total liabilities		10,168

Net Assets		$ 2,934,271
Net Assets consist of:
Paid in capital		$ 2,503,537
Accumulated undistributed net realized gain (loss) on investments		29,974
Net unrealized appreciation (depreciation) on investments		400,760
Net Assets		$ 2,934,271

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($271,524 ÷ 14,932 shares)	$ 18.18

Service Class: Net Asset Value, offering price and redemption price per share ($169,399 ÷ 9,316 shares)	$ 18.18

Service Class 2: Net Asset Value, offering price and redemption price per share ($2,493,348 ÷ 137,509 shares)	$ 18.13

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2013

Investment Income
Income distributions from underlying funds		$ 45,396

Expenses
Distribution and service plan fees	$ 2,951
Independent trustees' compensation	5
Total expenses before reductions	2,956
Expense reductions	(5)	2,951
Net investment income (loss)		42,445
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	1,525
Capital gain distributions from underlying funds	52,841
Total net realized gain (loss)		54,366
Change in net unrealized appreciation (depreciation) on underlying funds		251,989
Net gain (loss)		306,355
Net increase (decrease) in net assets resulting from operations		$ 348,800

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 42,445	$ 14,172
Net realized gain (loss)	54,366	8,432
Change in net unrealized appreciation (depreciation)	251,989	53,952
Net increase (decrease) in net assets resulting from operations	348,800	76,556
Distributions to shareholders from net investment income	(42,511)	(14,184)
Distributions to shareholders from net realized gain	(27,647)	(15,172)
Total distributions	(70,158)	(29,356)
Share transactions - net increase (decrease)	1,900,136	380,344
Total increase (decrease) in net assets	2,178,778	427,544

Net Assets
Beginning of period	755,493	327,949
End of period	$ 2,934,271	$ 755,493

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.83	$ 13.38	$ 14.61	$ 13.86	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.52	.44	.27	.24	.26
Net realized and unrealized gain (loss)	3.33	1.84	(.89)	2.14	3.87
Total from investment operations	3.85	2.28	(.62)	2.38	4.13
Distributions from net investment income	(.29)	(.30)	(.28)	(.29)	(.26)
Distributions from net realized gain	(.21)	(.53)	(.34)	(1.34)	(.01)
Total distributions	(.50)	(.83)	(.61) H	(1.63)	(.27)
Net asset value, end of period	$ 18.18	$ 14.83	$ 13.38	$ 14.61	$ 13.86
Total Return B,C, I	26.07%	17.33%	(4.41)%	17.37%	41.28%
Ratios to Average Net Assets E,G
Expenses before reductions	.00%	.00%	.00%	.00%	.00% A
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00% A
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00% A
Net investment income (loss)	3.13%	3.07%	1.88%	1.65%	2.83% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 272	$ 136	$ 95	$ 121	$ 145
Portfolio turnover rate E	42%	16%	29%	17%	5% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Calculated based on average shares outstanding during the period.

E Amounts do not include the activity of the Underlying Funds.

F For the period April 8, 2009 (commencement of operations) to December 31, 2009.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

H Total distributions of $.61 per share is comprised of distributions from net investment income of $.279 and distributions from net realized gain of $.335 per share.

I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.83	$ 13.38	$ 14.61	$ 13.86	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.51	.43	.26	.22	.25
Net realized and unrealized gain (loss)	3.33	1.83	(.89)	2.14	3.87
Total from investment operations	3.84	2.26	(.63)	2.36	4.12
Distributions from net investment income	(.27)	(.29)	(.26)	(.28)	(.25)
Distributions from net realized gain	(.21)	(.53)	(.34)	(1.34)	(.01)
Total distributions	(.49) J	(.81) I	(.60)	(1.61) H	(.26)
Net asset value, end of period	$ 18.18	$ 14.83	$ 13.38	$ 14.61	$ 13.86
Total Return B,C, K	25.96%	17.24%	(4.52)%	17.23%	41.19%
Ratios to Average Net Assets E,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10% A
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10% A
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10% A
Net investment income (loss)	3.03%	2.97%	1.78%	1.55%	2.73% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 169	$ 134	$ 90	$ 117	$ 141
Portfolio turnover rate E	42%	16%	29%	17%	5% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Calculated based on average shares outstanding during the period.

E Amounts do not include the activity of the Underlying Funds.

F For the period April 8, 2009 (commencement of operations) to December 31, 2009.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

H Total distributions of $1.61 per share is comprised of distributions from net investment income of $.276 and distributions from net realized gain of $1.335 per share.

I Total distributions of $.81 per share is comprised of distributions from net investment income of $.289 and distributions from net realized gain of $.525 per share.

J Total distributions of $.49 per share is comprised of distributions from net investment income of $.271 and distributions from net realized gain of $.214 per share.

K Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.81	$ 13.38	$ 14.61	$ 13.85	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.49	.41	.23	.20	.24
Net realized and unrealized gain (loss)	3.31	1.83	(.88)	2.15	3.86
Total from investment operations	3.80	2.24	(.65)	2.35	4.10
Distributions from net investment income	(.27)	(.28)	(.25)	(.25)	(.24)
Distributions from net realized gain	(.21)	(.53)	(.34)	(1.34)	(.01)
Total distributions	(.48)	(.81)	(.58) H	(1.59)	(.25)
Net asset value, end of period	$ 18.13	$ 14.81	$ 13.38	$ 14.61	$ 13.85
Total Return B,C, I	25.76%	17.02%	(4.64)%	17.15%	40.96%
Ratios to Average Net Assets E,G
Expenses before reductions	.25%	.25%	.25%	.25%	.25% A
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25% A
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25% A
Net investment income (loss)	2.88%	2.82%	1.63%	1.40%	2.58% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,493	$ 486	$ 143	$ 126	$ 141
Portfolio turnover rate E	42%	16%	29%	17%	5% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Calculated based on average shares outstanding during the period.

E Amounts do not include the activity of the Underlying Funds.

F For the period April 8, 2009 (commencement of operations) to December 31, 2009.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

H Total distributions of $.58 per share is comprised of distributions from net investment income of $.245 and distributions from net realized gain of $.335 per share.

I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2050 Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Fund Holdings as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Initial Class	11.1	11.0
VIP Equity-Income Portfolio Initial Class	11.3	11.7
VIP Growth & Income Portfolio Initial Class	13.2	13.4
VIP Growth Portfolio Initial Class	11.5	11.2
VIP Mid Cap Portfolio Initial Class	3.3	3.3
VIP Value Portfolio Initial Class	8.5	8.6
VIP Value Strategies Portfolio Initial Class	4.2	4.2
	63.1	63.4
Developed International Equity Funds
VIP Overseas Portfolio Initial Class	21.4	17.6
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Initial Class	5.6	5.1
High Yield Bond Funds
VIP High Income Portfolio Initial Class	6.9	9.7
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Initial Class	3.0	4.2
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0
* Amount represents less than 0.1%
Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	63.1%
Developed International Equity Funds	21.4%
Emerging Markets Equity Funds	5.6%
High Yield Bond Funds	6.9%
Investment Grade Bond Funds	3.0%

Six months ago
Domestic Equity Funds	63.4%
Developed International Equity Funds	17.6%
Emerging Markets Equity Funds	5.1%
High Yield Bond Funds	9.7%
Investment Grade Bond Funds	4.2%

Annual Report

VIP Freedom 2050 Portfolio

Investments December 31, 2013

Showing Percentage of Net Assets

Domestic Equity Funds - 63.1%
	Shares	Value
Domestic Equity Funds - 63.1%
VIP Contrafund Portfolio Initial Class (a)	14,353	$ 493,030
VIP Equity-Income Portfolio Initial Class (a)	21,604	503,165
VIP Growth & Income Portfolio Initial Class (a)	30,564	585,000
VIP Growth Portfolio Initial Class (a)	8,962	512,072
VIP Mid Cap Portfolio Initial Class (a)	4,009	145,877
VIP Value Portfolio Initial Class (a)	24,733	375,450
VIP Value Strategies Portfolio Initial Class (a)	12,850	184,653
TOTAL DOMESTIC EQUITY FUNDS (Cost $2,376,969)		2,799,247
International Equity Funds - 27.0%

Developed International Equity Funds - 21.4%
VIP Overseas Portfolio Initial Class (a)	45,972	948,854
Emerging Markets Equity Funds - 5.6%
VIP Emerging Markets Portfolio Initial Class (a)	27,692	249,508
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $1,047,545)		1,198,362
Bond Funds - 9.9%
	Shares	Value
High Yield Bond Funds - 6.9%
VIP High Income Portfolio Initial Class (a)	53,056	$ 307,724
Investment Grade Bond Funds - 3.0%
VIP Investment Grade Bond Portfolio Initial Class (a)	10,823	133,777
TOTAL BOND FUNDS (Cost $438,044)		441,501
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $3,862,558)		4,439,110
NET OTHER ASSETS (LIABILITIES) - 0.0%		(434)
NET ASSETS - 100%		$ 4,438,676
Legend
(a) Affiliated company
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Initial Class	$ 143,777	$ 420,652	$ 137,774	$ 3,947	$ 493,030
VIP Emerging Markets Portfolio Initial Class	73,519	234,220	62,286	1,421	249,508
VIP Equity-Income Portfolio Initial Class	152,655	471,865	149,500	9,594	503,165
VIP Growth & Income Portfolio Initial Class	173,157	506,754	173,212	8,178	585,000
VIP Growth Portfolio Initial Class	143,573	427,501	138,245	1,084	512,072
VIP High Income Portfolio Initial Class	133,149	379,996	204,329	14,458	307,724
VIP Investment Grade Bond Portfolio Initial Class	46,400	195,000	101,375	3,621	133,777
VIP Mid Cap Portfolio Initial Class	42,713	135,265	41,540	549	145,877
VIP Overseas Portfolio Initial Class	242,170	817,268	220,954	9,076	948,854
VIP Value Portfolio Initial Class	113,736	347,118	112,195	3,171	375,450
VIP Value Strategies Portfolio Initial Class	56,505	158,124	54,522	1,287	184,653
Total	$ 1,321,354	$ 4,093,763	$ 1,395,932	$ 56,386	$ 4,439,110
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom 2050 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (cost $3,862,558) - See accompanying schedule		$ 4,439,110
Cash		1
Receivable for fund shares sold		14,258
Total assets		4,453,369

Liabilities
Payable for investments purchased	$ 14,000
Payable for fund shares redeemed	258
Distribution and service plan fees payable	435
Total liabilities		14,693

Net Assets		$ 4,438,676
Net Assets consist of:
Paid in capital		$ 3,820,642
Accumulated undistributed net realized gain (loss) on investments		41,482
Net unrealized appreciation (depreciation) on investments		576,552
Net Assets		$ 4,438,676

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($879,957 ÷ 53,158 shares)	$ 16.55

Service Class: Net Asset Value, offering price and redemption price per share ($1,892,221 ÷ 114,419 shares)	$ 16.54

Service Class 2: Net Asset Value, offering price and redemption price per share ($1,666,498 ÷ 100,938 shares)	$ 16.51

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2013

Investment Income
Income distributions from underlying funds		$ 56,386

Expenses
Distribution and service plan fees	$ 3,186
Independent trustees' compensation	8
Total expenses before reductions	3,194
Expense reductions	(8)	3,186
Net investment income (loss)		53,200
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	11,428
Capital gain distributions from underlying funds	66,694
Total net realized gain (loss)		78,122
Change in net unrealized appreciation (depreciation) on underlying funds		408,501
Net gain (loss)		486,623
Net increase (decrease) in net assets resulting from operations		$ 539,823

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 53,200	$ 26,288
Net realized gain (loss)	78,122	13,852
Change in net unrealized appreciation (depreciation)	408,501	76,485
Net increase (decrease) in net assets resulting from operations	539,823	116,625
Distributions to shareholders from net investment income	(53,488)	(25,863)
Distributions to shareholders from net realized gain	(39,156)	(74,006)
Total distributions	(92,644)	(99,869)
Share transactions - net increase (decrease)	2,670,262	797,658
Total increase (decrease) in net assets	3,117,441	814,414

Net Assets
Beginning of period	1,321,235	506,821
End of period (including undistributed net investment income of $0 and $335, respectively)	$ 4,438,676	$ 1,321,235

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.41	$ 13.34	$ 15.82	$ 14.01	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.37	.47	.26	.39	.26
Net realized and unrealized gain (loss)	3.16	1.72	(1.03)	2.06	4.01
Total from investment operations	3.53	2.19	(.77)	2.45	4.27
Distributions from net investment income	(.22)	(.28)	(.28)	(.28)	(.25)
Distributions from net realized gain	(.18)	(1.84)	(1.43)	(.36)	(.01)
Total distributions	(.39) H	(2.12)	(1.71)	(.64)	(.26)
Net asset value, end of period	$ 16.55	$ 13.41	$ 13.34	$ 15.82	$ 14.01
Total Return B,C, I	26.44%	17.64%	(4.93)%	17.58%	42.70%
Ratios to Average Net Assets E,G
Expenses before reductions	.00%	.00%	.00%	.00%	.00% A
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00% A
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00% A
Net investment income (loss)	2.42%	3.57%	1.67%	2.64%	2.76% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 880	$ 441	$ 253	$ 666	$ 159
Portfolio turnover rate E	59%	24%	92%	50%	4% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Calculated based on average shares outstanding during the period.

E Amounts do not include the activity of the Underlying Funds.

F For the period April 8, 2009 (commencement of operations) to December 31, 2009.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

H Total distributions of $.39 per share is comprised of distributions from net investment income of $.218 and distributions from net realized gain of $.175 per share.

I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.41	$ 13.34	$ 15.82	$ 14.00	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.35	.46	.25	.37	.25
Net realized and unrealized gain (loss)	3.17	1.73	(1.04)	2.07	4.00
Total from investment operations	3.52	2.19	(.79)	2.44	4.25
Distributions from net investment income	(.21)	(.27)	(.26)	(.26)	(.24)
Distributions from net realized gain	(.18)	(1.84)	(1.43)	(.36)	(.01)
Total distributions	(.39)	(2.12) H	(1.69)	(.62)	(.25)
Net asset value, end of period	$ 16.54	$ 13.41	$ 13.34	$ 15.82	$ 14.00
Total Return B,C, I	26.32%	17.59%	(5.06)%	17.53%	42.51%
Ratios to Average Net Assets E,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10% A
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10% A
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10% A
Net investment income (loss)	2.32%	3.47%	1.57%	2.54%	2.66% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,892	$ 490	$ 91	$ 118	$ 143
Portfolio turnover rate E	59%	24%	92%	50%	4% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Calculated based on average shares outstanding during the period.

E Amounts do not include the activity of the Underlying Funds.

F For the period April 8, 2009 (commencement of operations) to December 31, 2009.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

H Total distributions of $2.12 per share is comprised of distributions from net investment income of $.272 and distributions from net realized gain of $1.843 per share.

I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.39	$ 13.33	$ 15.81	$ 14.00	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.33	.43	.22	.35	.23
Net realized and unrealized gain (loss)	3.16	1.73	(1.02)	2.06	4.01
Total from investment operations	3.49	2.16	(.80)	2.41	4.24
Distributions from net investment income	(.19)	(.26)	(.25)	(.24)	(.23)
Distributions from net realized gain	(.18)	(1.84)	(1.43)	(.36)	(.01)
Total distributions	(.37)	(2.10)	(1.68)	(.60)	(.24)
Net asset value, end of period	$ 16.51	$ 13.39	$ 13.33	$ 15.81	$ 14.00
Total Return B,C, H	26.13%	17.38%	(5.16)%	17.30%	42.37%
Ratios to Average Net Assets E,G
Expenses before reductions	.25%	.25%	.25%	.25%	.25% A
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25% A
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25% A
Net investment income (loss)	2.17%	3.32%	1.42%	2.39%	2.51% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,666	$ 390	$ 163	$ 142	$ 147
Portfolio turnover rate E	59%	24%	92%	50%	4% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Calculated based on average shares outstanding during the period.

E Amounts do not include the activity of the Underlying Funds.

F For the period April 8, 2009 (commencement of operations) to December 31, 2009.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP Freedom Income Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio and VIP Freedom 2050 Portfolio (the Funds) are funds of Variable Insurance Products Fund V. Variable Insurance Products Fund V (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. The Funds invest primarily in a combination of other VIP equity, bond, and short-term funds (the Underlying Funds) managed by Fidelity Management & Research Company (FMR). Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each Fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of each Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds. Although not included in each Fund's expenses, each Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
VIP Freedom Income	$ 28,059,763	$ 1,438,516	$ (487,475)	$ 951,041
VIP Freedom 2005	7,157,232	415,943	(200,501)	215,442
VIP Freedom 2010	257,058,234	29,683,599	(5,747,337)	23,936,262
VIP Freedom 2015	100,276,275	16,684,923	(2,462,614)	14,222,309
VIP Freedom 2020	637,315,880	118,065,879	(15,339,391)	102,726,488
VIP Freedom 2025	79,179,301	15,254,829	(1,715,211)	13,539,618
VIP Freedom 2030	207,361,464	39,432,170	(3,792,705)	35,639,465
VIP Freedom 2035	5,244,597	575,912	(52,722)	523,190
VIP Freedom 2040	19,317,821	2,930,419	(94,603)	2,835,816
VIP Freedom 2045	2,536,603	416,855	(18,675)	398,180
VIP Freedom 2050	3,870,400	590,096	(21,386)	568,710

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation)
VIP Freedom Income	$ -	$ 208,672	$ 951,041
VIP Freedom 2005	-	49,063	215,442
VIP Freedom 2010	411,796	3,014,373	23,936,262
VIP Freedom 2015	32,622	1,411,231	14,222,309
VIP Freedom 2020	100,035	9,305,137	102,726,488
VIP Freedom 2025	15,469	1,085,505	13,539,618
VIP Freedom 2030	-	2,984,622	35,639,465
VIP Freedom 2035	-	59,792	523,190
VIP Freedom 2040	-	222,965	2,835,816
VIP Freedom 2045	-	32,766	398,180
VIP Freedom 2050	6,091	43,233	568,710

The tax character of distributions paid was as follows:

December 31, 2013
	Ordinary Income	Long-term Capital Gains	Total
VIP Freedom Income	$ 492,822	$ 149,749	$ 642,571
VIP Freedom 2005	139,051	-	139,051
VIP Freedom 2010	5,280,196	1,735,303	7,015,499
VIP Freedom 2015	2,311,732	1,110,690	3,422,422
VIP Freedom 2020	15,082,779	5,402,325	20,485,104
VIP Freedom 2025	2,060,637	732,549	2,793,186
VIP Freedom 2030	5,078,567	1,372,807	6,451,374
VIP Freedom 2035	115,339	7,170	122,509
VIP Freedom 2040	453,677	46,005	499,682
VIP Freedom 2045	65,734	4,424	70,158
VIP Freedom 2050	84,151	8,493	92,644

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

December 31, 2012
	Ordinary Income	Long-term Capital Gains	Total
VIP Freedom Income	$ 500,644	$ 117,873	$ 618,517
VIP Freedom 2005	143,231	-	143,231
VIP Freedom 2010	5,608,538	974,973	6,583,511
VIP Freedom 2015	3,062,355	627,074	3,689,429
VIP Freedom 2020	16,177,717	2,093,686	18,271,403
VIP Freedom 2025	1,626,511	190,579	1,817,090
VIP Freedom 2030	4,212,575	353,242	4,565,817
VIP Freedom 2035	23,348	-	23,348
VIP Freedom 2040	192,615	2,142	194,757
VIP Freedom 2045	17,315	12,041	29,356
VIP Freedom 2050	29,906	69,963	99,869

3. Purchases and Sales of Investments.

Purchases and redemptions of the Underlying Fund shares are noted in the table below.

	Purchases ($)	Redemptions ($)
VIP Freedom Income	16,476,380	11,293,248
VIP Freedom 2005	4,464,375	3,968,390
VIP Freedom 2010	87,057,423	48,111,173
VIP Freedom 2015	31,801,909	31,993,868
VIP Freedom 2020	176,695,171	138,136,996
VIP Freedom 2025	37,841,291	23,872,813
VIP Freedom 2030	106,523,198	61,612,794
VIP Freedom 2035	5,107,509	730,595
VIP Freedom 2040	16,177,001	5,112,096
VIP Freedom 2045	2,534,986	609,302
VIP Freedom 2050	4,093,763	1,395,932

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers, Inc. (the investment adviser), an affiliate of FMR, provides the Funds with investment management related services. The Funds do not pay any fees for these services.

Other Transactions. The investment adviser has entered into an administration agreement with FMR under which FMR provides management and administrative services (other than investment advisory services) necessary for the operation of each Fund. Pursuant to this agreement, FMR pays all expenses of each Fund, excluding the distribution and service fees, the compensation of the independent Trustees and certain other expenses such as interest expense. FMR also contracts with other Fidelity companies to perform the services necessary for the operation of each Fund. The Funds do not pay any fees for these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were reallowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

	Service Class	Service Class 2	Total
VIP Freedom Income	$ 3,025	$ 18,184	$ 21,209
VIP Freedom 2005	817	263	1,080
VIP Freedom 2010	24,833	473,850	498,683
VIP Freedom 2015	8,778	154,965	163,743
VIP Freedom 2020	52,392	1,386,572	1,438,964
VIP Freedom 2025	19,232	100,042	119,274
VIP Freedom 2030	37,812	286,014	323,826

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

	Service Class	Service Class 2	Total
VIP Freedom 2035	$ 137	$ 4,757	$ 4,894
VIP Freedom 2040	6,197	3,409	9,606
VIP Freedom 2045	152	2,799	2,951
VIP Freedom 2050	654	2,532	3,186

5. Expense Reductions.

FMR voluntarily agreed to reimburse funds to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes of each applicable Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
VIP Freedom Income
Initial Class	-%	$ 59
Service Class	.10%	11
Service Class 2.25%		27
VIP Freedom 2005
Initial Class	-%	25
Service Class	.10%	3
Service Class 2.25%		-
VIP Freedom 2010
Initial Class	-%	137
Service Class	.10%	92
Service Class 2.25%		704
VIP Freedom 2015
Initial Class	-%	145
Service Class	.10%	33
Service Class 2.25%		233
VIP Freedom 2020
Initial Class	-%	293
Service Class	.10%	196
Service Class 2.25%		2,075
VIP Freedom 2025
Initial Class	-%	76
Service Class	.10%	70
Service Class 2.25%		147
VIP Freedom 2030
Initial Class	-%	192
Service Class	.10%	139
Service Class 2.25%		421
VIP Freedom 2035
Initial Class	-%	1
Service Class	.10%	-
Service Class 2.25%		6
VIP Freedom 2040
Initial Class	-%	23
Service Class	.10%	22
Service Class 2.25%		5

Annual Report

Notes to Financial Statements - continued

5. Expense Reductions - continued

	Expense Limitations	Reimbursement
VIP Freedom 2045
Initial Class	-%	$ 1
Service Class	.10%	1
Service Class 2.25%		3
VIP Freedom 2050
Initial Class	-%	2
Service Class	.10%	2
Service Class 2.25%		4

6. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
VIP Freedom Income
From net investment income
Initial Class	$ 255,596	$ 208,805
Service Class	65,076	35,216
Service Class 2	94,526	78,395
Total	$ 415,198	$ 322,416
From net realized gain
Initial Class	$ 131,752	$ 175,382
Service Class	28,487	31,602
Service Class 2	67,134	89,117
Total	$ 227,373	$ 296,101
VIP Freedom 2005
From net investment income
Initial Class	$ 112,762	$ 95,401
Service Class	1,176	2,725
Service Class 2	1,329	3,488
Total	$ 115,267	$ 101,614
From net realized gain
Initial Class	$ 23,051	$ 38,826
Service Class	407	1,163
Service Class 2	326	1,628
Total	$ 23,784	$ 41,617
VIP Freedom 2010
From net investment income
Initial Class	$ 728,350	$ 513,310
Service Class	422,544	412,676
Service Class 2	2,957,034	2,741,808
Total	$ 4,107,928	$ 3,667,794
From net realized gain
Initial Class	$ 394,542	$ 357,937
Service Class	302,244	320,340
Service Class 2	2,210,785	2,237,440
Total	$ 2,907,571	$ 2,915,717

Annual Report

6. Distributions to Shareholders - continued

Years ended December 31,	2013	2012
VIP Freedom 2015
From net investment income
Initial Class	$ 700,891	$ 717,161
Service Class	177,530	123,156
Service Class 2	925,690	1,049,605
Total	$ 1,804,111	$ 1,889,922
From net realized gain
Initial Class	$ 570,080	$ 643,418
Service Class	129,859	117,879
Service Class 2	918,372	1,038,210
Total	$ 1,618,311	$ 1,799,507
VIP Freedom 2020
From net investment income
Initial Class	$ 1,550,848	$ 1,157,821
Service Class	1,066,976	865,656
Service Class 2	8,656,572	9,191,892
Total	$ 11,274,396	$ 11,215,369
From net realized gain
Initial Class	$ 984,904	$ 657,453
Service Class	735,382	509,270
Service Class 2	7,490,422	5,889,311
Total	$ 9,210,708	$ 7,056,034
VIP Freedom 2025
From net investment income
Initial Class	$ 419,762	$ 322,574
Service Class	371,669	294,901
Service Class 2	712,359	519,975
Total	$ 1,503,790	$ 1,137,450
From net realized gain
Initial Class	$ 339,026	$ 186,098
Service Class	305,689	147,320
Service Class 2	644,681	346,222
Total	$ 1,289,396	$ 679,640
VIP Freedom 2030
From net investment income
Initial Class	$ 1,021,484	$ 810,230
Service Class	708,478	633,316
Service Class 2	1,830,778	1,755,990
Total	$ 3,560,740	$ 3,199,536
From net realized gain
Initial Class	$ 716,739	$ 330,540
Service Class	552,081	280,641
Service Class 2	1,621,814	755,100
Total	$ 2,890,634	$ 1,366,281
VIP Freedom 2035
From net investment income
Initial Class	$ 15,527	$ 2,496
Service Class	4,181	1,942
Service Class 2	60,912	14,646
Total	$ 80,620	$ 19,084
From net realized gain
Initial Class	$ 7,160	$ 525
Service Class	2,358	429
Service Class 2	32,371	3,310
Total	$ 41,889	$ 4,264

Annual Report

Notes to Financial Statements - continued

6. Distributions to Shareholders - continued

Years ended December 31,	2013	2012
VIP Freedom 2040
From net investment income
Initial Class	$ 147,607	$ 63,792
Service Class	128,484	85,249
Service Class 2	36,930	10,008
Total	$ 313,021	$ 159,049
From net realized gain
Initial Class	$ 83,140	$ 14,342
Service Class	82,004	19,029
Service Class 2	21,517	2,337
Total	$ 186,661	$ 35,708
VIP Freedom 2045
From net investment income
Initial Class	$ 4,212	$ 2,686
Service Class	2,508	2,545
Service Class 2	35,791	8,953
Total	$ 42,511	$ 14,184
From net realized gain
Initial Class	$ 2,788	$ 3,882
Service Class	1,959	3,727
Service Class 2	22,900	7,563
Total	$ 27,647	$ 15,172
VIP Freedom 2050
From net investment income
Initial Class	$ 11,234	$ 8,896
Service Class	23,546	9,703
Service Class 2	18,708	7,264
Total	$ 53,488	$ 25,863
From net realized gain
Initial Class	$ 8,296	$ 36,328
Service Class	15,999	13,771
Service Class 2	14,861	23,907
Total	$ 39,156	$ 74,006

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
VIP Freedom Income
Initial Class
Shares sold	697,498	506,250	$ 7,508,739	$ 5,321,423
Reinvestment of distributions	35,816	36,517	387,348	384,187
Shares redeemed	(515,273)	(272,479)	(5,550,243)	(2,874,050)
Net increase (decrease)	218,041	270,288	$ 2,345,844	$ 2,831,560
Service Class
Shares sold	251,595	82,410	$ 2,738,723	$ 870,420
Reinvestment of distributions	8,639	6,352	93,563	66,818
Shares redeemed	(77,622)	(100,761)	(837,256)	(1,053,819)
Net increase (decrease)	182,612	(11,999)	$ 1,995,030	$ (116,581)
Service Class 2
Shares sold	385,422	322,518	$ 4,123,984	$ 3,394,259
Reinvestment of distributions	15,025	15,998	161,660	167,513
Shares redeemed	(325,641)	(481,884)	(3,483,171)	(5,045,135)
Net increase (decrease)	74,806	(143,368)	$ 802,473	$ (1,483,363)

Annual Report

7. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
VIP Freedom 2005
Initial Class
Shares sold	165,892	132,470	$ 1,831,685	$ 1,382,914
Reinvestment of distributions	11,966	12,771	135,813	134,226
Shares redeemed	(114,913)	(109,991)	(1,264,764)	(1,139,278)
Net increase (decrease)	62,945	35,250	$ 702,734	$ 377,862
Service Class
Shares sold	117,100	9,826	$ 1,267,819	$ 102,541
Reinvestment of distributions	139	370	1,583	3,888
Shares redeemed	(123,064)	(3,024)	(1,382,013)	(31,330)
Net increase (decrease)	(5,825)	7,172	$ (112,611)	$ 75,099
Service Class 2
Shares sold	6,220	8,838	$ 67,155	$ 92,263
Reinvestment of distributions	146	487	1,655	5,116
Shares redeemed	(21,164)	(8,497)	(226,414)	(85,318)
Net increase (decrease)	(14,798)	828	$ (157,604)	$ 12,061
VIP Freedom 2010
Initial Class
Shares sold	1,986,285	810,762	$ 23,305,406	$ 8,897,928
Reinvestment of distributions	92,885	78,947	1,122,892	871,247
Shares redeemed	(924,715)	(599,458)	(10,962,841)	(6,576,629)
Net increase (decrease)	1,154,455	290,251	$ 13,465,457	$ 3,192,546
Service Class
Shares sold	699,448	600,572	$ 8,320,948	$ 6,665,476
Reinvestment of distributions	60,386	66,530	724,788	733,016
Shares redeemed	(695,038)	(555,332)	(8,178,280)	(6,060,774)
Net increase (decrease)	64,796	111,770	$ 867,456	$ 1,337,718
Service Class 2
Shares sold	2,966,063	2,733,936	$ 34,666,277	$ 29,882,425
Reinvestment of distributions	432,321	453,521	5,167,819	4,979,248
Shares redeemed	(1,376,502)	(1,388,708)	(16,195,075)	(15,121,458)
Net increase (decrease)	2,021,882	1,798,749	$ 23,639,021	$ 19,740,215
VIP Freedom 2015
Initial Class
Shares sold	568,689	672,186	$ 6,775,424	$ 7,512,932
Reinvestment of distributions	105,400	122,757	1,270,971	1,360,579
Shares redeemed	(618,401)	(1,290,134)	(7,345,257)	(14,331,975)
Net increase (decrease)	55,688	(495,191)	$ 701,138	$ (5,458,464)
Service Class
Shares sold	452,049	381,833	$ 5,363,465	$ 4,217,950
Reinvestment of distributions	25,438	21,773	307,389	241,035
Shares redeemed	(199,353)	(561,029)	(2,365,023)	(6,154,990)
Net increase (decrease)	278,134	(157,423)	$ 3,305,831	$ (1,696,005)
Service Class 2
Shares sold	970,192	973,937	$ 11,406,266	$ 10,760,312
Reinvestment of distributions	154,189	189,185	1,844,062	2,087,815
Shares redeemed	(1,485,035)	(1,080,658)	(17,526,430)	(11,900,658)
Net increase (decrease)	(360,654)	82,464	$ (4,276,102)	$ 947,469

Annual Report

Notes to Financial Statements - continued

7. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
VIP Freedom 2020
Initial Class
Shares sold	3,463,224	1,647,927	$ 40,977,645	$ 18,136,371
Reinvestment of distributions	205,810	163,724	2,535,752	1,815,274
Shares redeemed	(1,609,325)	(1,302,769)	(19,417,224)	(14,476,639)
Net increase (decrease)	2,059,709	508,882	$ 24,096,173	$ 5,475,006
Service Class
Shares sold	1,831,801	922,752	$ 22,308,623	$ 10,165,437
Reinvestment of distributions	146,856	124,227	1,802,358	1,374,926
Shares redeemed	(834,633)	(568,382)	(10,018,305)	(6,216,861)
Net increase (decrease)	1,144,024	478,597	$ 14,092,676	$ 5,323,502
Service Class 2
Shares sold	2,691,292	6,045,967	$ 31,848,028	$ 65,633,205
Reinvestment of distributions	1,327,096	1,367,811	16,146,994	15,081,203
Shares redeemed	(4,169,480)	(2,763,924)	(49,822,706)	(30,408,681)
Net increase (decrease)	(151,092)	4,649,854	$ (1,827,684)	$ 50,305,727
VIP Freedom 2025
Initial Class
Shares sold	533,264	233,426	$ 6,515,651	$ 2,546,455
Reinvestment of distributions	60,269	46,086	758,788	508,672
Shares redeemed	(292,668)	(242,195)	(3,548,920)	(2,657,164)
Net increase (decrease)	300,865	37,317	$ 3,725,519	$ 397,963
Service Class
Shares sold	690,373	1,168,675	$ 8,333,071	$ 13,125,656
Reinvestment of distributions	53,856	40,016	677,358	442,221
Shares redeemed	(545,603)	(442,575)	(6,597,340)	(4,814,177)
Net increase (decrease)	198,626	766,116	$ 2,413,089	$ 8,753,700
Service Class 2
Shares sold	1,520,235	1,282,953	$ 18,315,316	$ 13,795,302
Reinvestment of distributions	108,504	78,879	1,357,040	866,197
Shares redeemed	(1,004,998)	(991,383)	(12,141,138)	(10,870,675)
Net increase (decrease)	623,741	370,449	$ 7,531,218	$ 3,790,824
VIP Freedom 2030
Initial Class
Shares sold	2,155,912	898,656	$ 25,300,188	$ 9,463,981
Reinvestment of distributions	139,570	106,281	1,738,223	1,140,770
Shares redeemed	(893,298)	(564,704)	(10,673,085)	(6,095,956)
Net increase (decrease)	1,402,184	440,233	$ 16,365,326	$ 4,508,795
Service Class
Shares sold	1,172,540	664,672	$ 14,126,268	$ 7,022,022
Reinvestment of distributions	101,713	85,273	1,260,559	913,957
Shares redeemed	(591,435)	(736,616)	(6,983,113)	(7,785,898)
Net increase (decrease)	682,818	13,329	$ 8,403,714	$ 150,081
Service Class 2
Shares sold	2,956,366	3,362,116	$ 34,718,018	$ 35,481,817
Reinvestment of distributions	280,405	234,938	3,452,592	2,511,089
Shares redeemed	(1,630,902)	(1,056,441)	(19,428,221)	(11,181,931)
Net increase (decrease)	1,605,869	2,540,613	$ 18,742,389	$ 26,810,975

Annual Report

7. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
VIP Freedom 2035
Initial Class
Shares sold	47,066	1,405	$ 891,578	$ 20,852
Reinvestment of distributions	1,196	194	22,687	3,021
Shares redeemed	(1,381)	(489)	(25,376)	(7,420)
Net increase (decrease)	46,881	1,110	$ 888,889	$ 16,453
Service Class
Shares sold	8,593	-	$ 160,540	$ -
Reinvestment of distributions	348	152	6,539	2,370
Shares redeemed	(491)	-	(9,338)	-
Net increase (decrease)	8,450	152	$ 157,741	$ 2,370
Service Class 2
Shares sold	199,956	36,092	$ 3,604,089	$ 555,796
Reinvestment of distributions	4,955	1,155	93,283	17,956
Shares redeemed	(24,585)	(5,852)	(425,031)	(85,650)
Net increase (decrease)	180,326	31,395	$ 3,272,341	$ 488,102
VIP Freedom 2040
Initial Class
Shares sold	435,007	190,414	$ 7,354,319	$ 2,787,250
Reinvestment of distributions	12,798	5,266	230,747	78,134
Shares redeemed	(112,620)	(90,035)	(1,962,464)	(1,291,491)
Net increase (decrease)	335,185	105,645	$ 5,622,602	$ 1,573,893
Service Class
Shares sold	294,776	269,625	$ 5,055,998	$ 3,978,915
Reinvestment of distributions	11,747	7,029	210,488	104,277
Shares redeemed	(117,657)	(50,822)	(1,988,868)	(731,927)
Net increase (decrease)	188,866	225,832	$ 3,277,618	$ 3,351,265
Service Class 2
Shares sold	136,223	29,964	$ 2,328,951	$ 436,786
Reinvestment of distributions	3,242	833	58,447	12,345
Shares redeemed	(24,335)	(2,501)	(407,521)	(37,142)
Net increase (decrease)	115,130	28,296	$ 1,979,877	$ 411,989
VIP Freedom 2045
Initial Class
Shares sold	6,906	1,911	$ 122,766	$ 27,316
Reinvestment of distributions	392	458	7,000	6,568
Shares redeemed	(1,526)	(288)	(26,776)	(4,149)
Net increase (decrease)	5,772	2,081	$ 102,990	$ 29,735
Service Class
Shares sold	3,786	1,905	$ 63,342	$ 28,391
Reinvestment of distributions	252	437	4,467	6,272
Shares redeemed	(3,755)	(64)	(64,325)	(965)
Net increase (decrease)	283	2,278	$ 3,484	$ 33,698
Service Class 2
Shares sold	128,955	25,555	$ 2,192,890	$ 366,613
Reinvestment of distributions	3,277	1,144	58,691	16,516
Shares redeemed	(27,505)	(4,594)	(457,919)	(66,218)
Net increase (decrease)	104,727	22,105	$ 1,793,662	$ 316,911

Annual Report

Notes to Financial Statements - continued

7. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
VIP Freedom 2050
Initial Class
Shares sold	31,847	19,347	$ 481,158	$ 252,461
Reinvestment of distributions	1,205	3,546	19,530	45,224
Shares redeemed	(12,779)	(8,948)	(195,189)	(117,392)
Net increase (decrease)	20,273	13,945	$ 305,499	$ 180,293
Service Class
Shares sold	130,257	28,158	$ 2,105,119	$ 377,910
Reinvestment of distributions	2,422	1,818	39,545	23,474
Shares redeemed	(54,776)	(274)	(856,642)	(3,695)
Net increase (decrease)	77,903	29,702	$ 1,288,022	$ 397,689
Service Class 2
Shares sold	85,642	17,914	$ 1,291,392	$ 233,914
Reinvestment of distributions	2,070	2,441	33,569	31,171
Shares redeemed	(15,920)	(3,452)	(248,220)	(45,409)
Net increase (decrease)	71,792	16,903	$ 1,076,741	$ 219,676

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds within their principal investment strategies may represent a significant portion of the Underlying Fund's net assets. At the end of the period, the following VIP Freedom Portfolios were the owners of record of 10% or more of the total outstanding shares of the Underlying Funds.

Fund	VIP Freedom 2020
VIP Emerging Markets Portfolio	21%
VIP Value Portfolio	19%

The Funds, in aggregate, were the owners of record of more than 20% of the total outstanding shares of the following Underlying Funds.

Fund	% of shares held
VIP Emerging Markets Portfolio	46%
VIP Value Portfolio	40%

In addition, at the end of the period, the investment adviser or its affiliates and certain otherwise unaffiliated shareholders were owners of record of more than 10% of the outstanding shares of the following funds:

	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP Freedom Income	54	1	14
VIP Freedom 2005	96	-	-
VIP Freedom 2010	-	1	76
VIP Freedom 2015	30	1	24
VIP Freedom 2020	-	1	73
VIP Freedom 2025	19	3	61

Annual Report

8. Other - continued

	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP Freedom 2030	-	3	69
VIP Freedom 2035	-	3	78
VIP Freedom 2040	-	3	86
VIP Freedom 2045	-	2	80
VIP Freedom 2050	-	4	91

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products V and the Shareholders of VIP Freedom Income Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio and VIP Freedom 2050 Portfolio:

We have audited the accompanying statements of assets and liabilities of VIP Freedom Income Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio and VIP Freedom 2050 Portfolio (the Funds), each a fund of the Variable Insurance Products V, including the schedules of investments, as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Freedom Income Portfolio, VIP Freedom 2005 Portfolio, VIP Freedom 2010 Portfolio, VIP Freedom 2015 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Freedom 2045 Portfolio and VIP Freedom 2050 Portfolio as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2014

Annual Report

Trustees and Officers

The Trustees and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each VIP Freedom Portfolio and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each VIP Freedom Portfolio's activities, review contractual arrangements with companies that provide services to each VIP Freedom Portfolio, oversee management of the risks associated with such activities and contractual arrangements, and review each VIP Freedom Portfolio's performance. If the interests of a VIP Freedom Portfolio and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the VIP Freedom Portfolio to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers and the Trustees would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Elizabeth A. Acton and James C. Curvey, each of the Trustees oversees 223 funds. Ms. Acton oversees 205 funds. Mr. Curvey oversees 396 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President of FMR LLC (2013-present), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013 Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2006 Trustee Chairman of the Independent Trustees

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), a member of the Board of Trustees, Rutgers University (2004-present), and Chairman of the Board of Barnabas Health Care System. Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

Kenneth L. Wolfe (1939)
Year of Election or Appointment: 2005 Trustee

Mr. Wolfe also serves as Trustee of other Fidelity funds. Prior to his retirement, Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer (1994-2001) of Hershey Foods Corporation. He also served as a member of the Boards of Adelphia Communications Corporation (telecommunications, 2003-2006), Bausch & Lomb, Inc. (medical/pharmaceutical, 1993-2007), and Revlon, Inc. (personal care products, 2004-2009). Mr. Wolfe previously served as Chairman of the Independent Trustees of other Fidelity funds (2008-2012).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Officers:

Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Bruce T. Herring (1965)
Year of Election or Appointment: 2013 Vice President of Fidelity's Asset Allocation Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Charles S. Morrison (1960)
Year of Election or Appointment: 2012 Vice President

Mr. Morrison also serves as Vice President of other funds. He serves as President, Fixed Income and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Fixed Income Division.

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Derek L. Young (1964)
Year of Election or Appointment: 2009 Vice President of Fidelity's Asset Allocation Funds

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
VIP Freedom Income Portfolio
Initial Class	02/14/2014	02/14/2014	$0.081
Service Class	02/14/2014	02/14/2014	$0.081
Service Class 2	02/14/2014	02/14/2014	$0.081
VIP Freedom 2005 Portfolio
Initial Class	02/14/2014	02/14/2014	$0.074
Service Class	02/14/2014	02/14/2014	$0.074
Service Class 2	02/14/2014	02/14/2014	$0.074
VIP Freedom 2010 Portfolio
Initial Class	02/14/2014	02/14/2014	$0.150
Service Class	02/14/2014	02/14/2014	$0.150
Service Class 2	02/14/2014	02/14/2014	$0.150
VIP Freedom 2015 Portfolio
Initial Class	02/14/2014	02/14/2014	$0.159
Service Class	02/14/2014	02/14/2014	$0.159
Service Class 2	02/14/2014	02/14/2014	$0.159
VIP Freedom 2020 Portfolio
Initial Class	02/14/2014	02/14/2014	$0.162
Service Class	02/14/2014	02/14/2014	$0.162
Service Class 2	02/14/2014	02/14/2014	$0.162
VIP Freedom 2025 Portfolio
Initial Class	02/14/2014	02/14/2014	$0.154
Service Class	02/14/2014	02/14/2014	$0.154
Service Class 2	02/14/2014	02/14/2014	$0.154
VIP Freedom 2030 Portfolio
Initial Class	02/14/2014	02/14/2014	$0.161
Service Class	02/14/2014	02/14/2014	$0.161
Service Class 2	02/14/2014	02/14/2014	$0.161
VIP Freedom 2035 Portfolio
Initial Class	02/14/2014	02/14/2014	$0.161
Service Class	02/14/2014	02/14/2014	$0.161
Service Class 2	02/14/2014	02/14/2014	$0.161
VIP Freedom 2040 Portfolio
Initial Class	02/14/2014	02/14/2014	$0.180
Service Class	02/14/2014	02/14/2014	$0.180
Service Class 2	02/14/2014	02/14/2014	$0.180
VIP Freedom 2045 Portfolio
Initial Class	02/14/2014	02/14/2014	$0.179
Service Class	02/14/2014	02/14/2014	$0.179
Service Class 2	02/14/2014	02/14/2014	$0.179
VIP Freedom 2050 Portfolio
Initial Class	02/14/2014	02/14/2014	$0.157
Service Class	02/14/2014	02/14/2014	$0.157
Service Class 2	02/14/2014	02/14/2014	$0.157

Annual Report

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2013, or, if subsequently determined to be different, the net capital gain of such year.

VIP Freedom Income Portfolio	$229,972
VIP Freedom 2005 Portfolio	$50,620
VIP Freedom 2010 Portfolio	$3,036,789
VIP Freedom 2015 Portfolio	$1,412,333
VIP Freedom 2020 Portfolio	$9,354,613
VIP Freedom 2025 Portfolio	$1,183,637
VIP Freedom 2030 Portfolio	$3,016,508
VIP Freedom 2035 Portfolio	$60,877
VIP Freedom 2040 Portfolio	$228,576
VIP Freedom 2045 Portfolio	$33,472
VIP Freedom 2050 Portfolio	$45,950

A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax:

VIP Freedom Income Portfolio
Initial Class	8.17%
Service Class	8.17%
Service Class 2	8.17%
VIP Freedom 2005 Portfolio
Initial Class	6.27%
Service Class	6.27%
Service Class 2	6.27%
VIP Freedom 2010 Portfolio
Initial Class	5.20%
Service Class	5.20%
Service Class 2	5.20%
VIP Freedom 2015 Portfolio
Initial Class	4.80%
Service Class	4.80%
Service Class 2	4.80%
VIP Freedom 2020 Portfolio
Initial Class	4.20%
Service Class	4.20%
Service Class 2	4.20%
VIP Freedom 2025 Portfolio
Initial Class	3.14%
Service Class	3.14%
Service Class 2	3.14%
VIP Freedom 2030 Portfolio
Initial Class	1.27%
Service Class	1.27%
Service Class 2	1.27%

Annual Report

Distributions (Unaudited) - continued

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	February 2013	December 2013
VIP Freedom Income Portfolio
Initial Class	1%	11%
Service Class	1%	11%
Service Class 2	1%	13%
VIP Freedom 2005 Portfolio
Initial Class	0%	17%
Service Class	0%	25%
Service Class 2	0%	19%
VIP Freedom 2010 Portfolio
Initial Class	0%	20%
Service Class	0%	21%
Service Class 2	0%	23%
VIP Freedom 2015 Portfolio
Initial Class	8%	22%
Service Class	8%	22%
Service Class 2	8%	24%
VIP Freedom 2020 Portfolio
Initial Class	3%	23%
Service Class	3%	24%
Service Class 2	3%	26%
VIP Freedom 2025 Portfolio
Initial Class	0%	26%
Service Class	0%	26%
Service Class 2	0%	28%
VIP Freedom 2030 Portfolio
Initial Class	10%	32%
Service Class	10%	33%
Service Class 2	10%	35%
VIP Freedom 2035 Portfolio
Initial Class	3%	33%
Service Class	3%	34%
Service Class 2	3%	35%
VIP Freedom 2040 Portfolio
Initial Class	3%	32%
Service Class	3%	33%
Service Class 2	3%	34%
VIP Freedom 2045 Portfolio
Initial Class	0%	32%
Service Class	0%	33%
Service Class 2	0%	33%
VIP Freedom 2050 Portfolio
Initial Class	3%	31%
Service Class	3%	32%
Service Class 2	3%	34%

Annual Report

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
VIP Freedom Income Portfolio
Initial Class	02/15/2013	$0.0002	$0.0000
	12/27/2013	$0.0107	$0.0006
Service Class	02/15/2013	$0.0002	$0.0000
	12/27/2013	$0.0103	$0.0006
Service Class 2	02/15/2013	$0.0002	$0.0000
	12/27/2013	$0.0092	$0.0006
VIP Freedom 2005 Portfolio
Initial Class	12/27/2013	$0.0184	$0.0011
Service Class	12/27/2013	$0.0122	$0.0011
Service Class 2	12/27/2013	$0.0159	$0.0011
VIP Freedom 2010 Portfolio
Initial Class	12/27/2013	$0.0286	$0.0015
Service Class	12/27/2013	$0.0272	$0.0015
Service Class 2	12/27/2013	$0.0254	$0.0015
VIP Freedom 2015 Portfolio
Initial Class	02/15/2013	$0.0004	$0.0000
	12/27/2013	$0.0322	$0.0018
Service Class	02/15/2013	$0.0004	$0.0000
	12/27/2013	$0.0310	$0.0018
Service Class 2	02/15/2013	$0.0004	$0.0000
	12/27/2013	$0.0285	$0.0018
VIP Freedom 2020 Portfolio
Initial Class	02/15/2013	$0.0002	$0.0000
	12/27/2013	$0.0361	$0.0019
Service Class	02/15/2013	$0.0002	$0.0000
	12/27/2013	$0.0348	$0.0019
Service Class 2	02/15/2013	$0.0002	$0.0000
	12/27/2013	$0.0323	$0.0019
VIP Freedom 2025 Portfolio
Initial Class	02/15/2013	$0.0000	$0.0000
	12/27/2013	$0.0414	$0.0023
Service Class	02/15/2013	$0.0000	$0.0000
	12/27/2013	$0.0399	$0.0023
Service Class 2	02/15/2013	$0.0000	$0.0000
	12/27/2013	$0.0376	$0.0023
VIP Freedom 2030 Portfolio
Initial Class	02/15/2013	$0.0005	$0.0000
	12/27/2013	$0.0514	$0.0028
Service Class	02/15/2013	$0.0005	$0.0000
	12/27/2013	$0.0497	$0.0028
Service Class 2	02/15/2013	$0.0005	$0.0000
	12/27/2013	$0.0465	$0.0028
VIP Freedom 2035 Portfolio
Initial Class	02/15/2013	$0.0010	$0.0000
	12/27/2013	$0.0729	$0.0041
Service Class	02/15/2013	$0.0010	$0.0000
	12/27/2013	$0.0713	$0.0041
Service Class 2	02/15/2013	$0.0010	$0.0000
	12/27/2013	$0.0691	$0.0041
VIP Freedom 2040 Portfolio
Initial Class	02/15/2013	$0.0006	$0.0000
	12/27/2013	$0.0647	$0.0037
Service Class	02/15/2013	$0.0006	$0.0000
	12/27/2013	$0.0627	$0.0037
Service Class 2	02/15/2013	$0.0006	$0.0000
	12/27/2013	$0.0608	$0.0037
Fund	Pay Date	Income	Taxes
VIP Freedom 2045 Portfolio
Initial Class	12/27/2013	$0.0719	$0.0041
Service Class	12/27/2013	$0.0692	$0.0041
Service Class 2	12/27/2013	$0.0686	$0.0041
VIP Freedom 2050 Portfolio
Initial Class	02/15/2013	$0.0006	$0.0000
	12/27/2013	$0.0554	$0.0031
Service Class	02/15/2013	$0.0006	$0.0000
	12/27/2013	$0.0544	$0.0031
Service Class 2	02/15/2013	$0.0006	$0.0000
	12/27/2013	$0.0511	$0.0031

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Freedom Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract (the Advisory Contract) with Strategic Advisers, Inc. (Strategic Advisers) and the administration agreement for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contract, including the services and support provided to each fund and its shareholders. The Board has established four standing committees, Operations, Audit, Fair Valuation, and Governance and Nominating, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and, among other matters, considers matters specifically related to the annual consideration of the renewal of each fund's Advisory Contract. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contract. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract was in the best interests of each fund and its shareholders and the fact that no fees are payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. In reaching its determination, the Board was aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Strategic Advisers, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups with responsibility for the underlying Fidelity funds in which each fund invests. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity affiliates under the Advisory Contract and the administration agreement and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the combination of several funds with other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii)  enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; and (xi) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the investment adviser about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for each fund for different time periods, measured against one or more securities market indices, including a customized blended index representative of the fund's asset classes (each a "benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and the investment adviser's explanations for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses, including acquired fund fees and expenses, but after transaction costs, if any) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; the extent to which particular underlying funds affected performance; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods (for the most recent one-year and three-year periods for each of Fidelity VIP Freedom 2035 Fund, Fidelity VIP Freedom 2040 Fund, Fidelity VIP Freedom 2045 Fund, and Fidelity VIP Freedom 2050 Fund).

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contract should benefit each fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board noted that the funds do not pay Strategic Advisers a management fee for investment advisory services. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes, and also considered that each fund bears indirectly the expenses of the underlying Fidelity funds in which it invests. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 50% would mean that half of the funds in the Total Mapped Group had higher, and half had lower, management fees than a fund. The funds' actual TMG %s are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Annual Report

VIP Freedom 2005 Portfolio

VIP Freedom 2010 Portfolio

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Freedom 2015 Portfolio

VIP Freedom 2020 Portfolio

Annual Report

VIP Freedom 2025 Portfolio

VIP Freedom 2030 Portfolio

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Freedom 2035 Portfolio

VIP Freedom 2040 Portfolio

Annual Report

VIP Freedom 2045 Portfolio

VIP Freedom 2050 Portfolio

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Freedom Income Portfolio

The Board noted that each fund's management fee rate of 0.00% ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board further noted that many peer funds pay fund-level expenses, including management fees, to which the funds are not subject.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the total expense ratio of each class of each fund, the Board noted that each fund invests in Initial Class of the underlying Fidelity fund to avoid charging fund-paid 12b-1 fees at both fund levels. The Board considered that the funds do not pay transfer agent fees. Instead, Initial Class of each underlying Fidelity fund bears its pro rata portion of each fund's transfer agent fee according to the percentage of each fund's assets invested in that underlying fund. The Board further noted that Fidelity Management & Research Company (FMR) pays all other expenses of each fund, with limited exceptions.

The Board noted that the total expense ratio of each of Initial Class and Service Class of each fund ranked below its competitive median for 2012 and the total expense ratio of Service Class 2 of each fund ranked equal to its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other mutual funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, including the Fidelity funds in which the funds invest.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

Annual Report

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the renewal of each fund's Advisory Contract because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions.

Economies of Scale. The Board concluded that because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions, economies of scale cannot be realized by the funds, but may be realized by the other Fidelity funds in which each fund invests, many of which may benefit from breakpoints in the group fee arrangement.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contract should be renewed.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPFF2K-ANN-0214
1.826371.109

Fidelity® Variable Insurance Products:

Freedom Lifetime Income Funds -
Portfolios I, II, & III

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
VIP Freedom Lifetime Income® I Portfolio	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Freedom Lifetime Income II Portfolio	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Freedom Lifetime Income III Portfolio	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

VIP Freedom Lifetime Income® I Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Life of fund A
VIP Freedom Lifetime Income I Portfolio	9.96%	10.87%	5.60%

A From July 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom Lifetime Income I Portfolio on July 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period.

Annual Report

VIP Freedom Lifetime Income II Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Life of fund A
VIP Freedom Lifetime Income II Portfolio	12.76%	12.50%	6.14%

A From July 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom Lifetime Income II Portfolio on July 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays U.S. Aggregate Bond Index performed over the same period.

Annual Report

VIP Freedom Lifetime Income III Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Life of fund A
VIP Freedom Lifetime Income III Portfolio	20.43%	15.41%	6.92%

A From July 26, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Freedom Lifetime Income III Portfolio on July 26, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a "perfect 10," with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year's waning months. More generally, concern over EM's slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned -2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the -2.02% return of the Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned -2.01%, while ultra-safe U.S. Treasuries saw a -2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logging a -1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning -6.58%.

Comments from Andrew Dierdorf and Christopher Sharpe, Co-Managers of VIP Freedom Lifetime Income® Funds: Each VIP Freedom Lifetime Income Fund posted a positive return for the 12 months ending December 31, 2013. (For specific portfolio results, please refer to the performance section of this report.) VIP Freedom Lifetime Income III Fund delivered the highest absolute return, followed by VIP Freedom Lifetime Income II Fund and VIP Freedom Lifetime Income I Fund. This is consistent with what we would anticipate, given that VIP Freedom Lifetime Income III Fund has a greater exposure to underlying equity funds, which performed very well in 2013. On a relative basis - meaning how the Funds performed versus their respective Composite indexes - each Fund outperformed, thanks in part to the Funds' allocation to non-U.S. equities and bonds. Looking at the Funds' equity asset allocation, non-U.S. stocks provided the greatest boost on a relative basis. The MSCI® EAFE® Index, benchmark for the Funds' non-U.S. equity holdings, rose 22.92%. The Funds' core holding in this investment area - VIP Overseas Portfolio - handily outpaced the MSCI index, mainly on security selection within developed countries that fared better as they recovered from the region's financial and economic crises. In the U.S., despite strong absolute results, the Funds did not match the 33.47% result for The Dow Jones U.S. Total Stock Market IndexSM, a yardstick for the Funds' U.S.-equity exposure. Even though the Funds received a boost from the strong relative performance of their largest equity holding, VIP Growth & Income Portfolio, that positive performance could not overcome relative weakness from some other holdings, in particular two of the Funds' larger investments - VIP Contrafund Portfolio and VIP Equity-Income Portfolio - which lagged the Dow Jones index. Turning to the fixed-income arena, investment-grade bonds declined during the 12-month period, as concern about downside risk amid the prospect of higher interest rates weighed on sentiment. Investors sought higher yields and leaned more toward equity securities and higher-yielding bonds. In terms of the Funds' underlying investments, in aggregate they bettered the -2.02% return of the Barclays® U.S. Aggregate Bond Index, the benchmark for the Funds' fixed-income sleeve. Here, the allocation to VIP Investment Grade Bond Portfolio outpaced the Barclays index, helping the Funds' relative showing. VIP High Income Portfolio, with its nearly 6% return, also added to relative performance.

Note to shareholders: On January 21, 2014, Brett Sumsion will become a Co-Manager of the Funds. Brett will replace Chris Sharpe following a transition period that will be completed on or around March 31, 2014.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
VIP Freedom Lifetime Income I	.00%
Actual		$ 1,000.00	$ 1,067.60	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.21	$ .00
VIP Freedom Lifetime Income II	.00%
Actual		$ 1,000.00	$ 1,084.50	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.21	$ .00
VIP Freedom Lifetime Income III	.00%
Actual		$ 1,000.00	$ 1,126.30	$ .00
HypotheticalA		$ 1,000.00	$ 1,025.21	$ .00

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Funds in which each Fund invests are not included in each Fund's annualized expense ratio.

Annual Report

VIP Freedom Lifetime Income I Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	4.7	4.8
VIP Equity-Income Portfolio Investor Class	4.7	5.0
VIP Growth & Income Portfolio Investor Class	5.5	5.7
VIP Growth Portfolio Investor Class	4.8	4.9
VIP Mid Cap Portfolio Investor Class	1.4	1.4
VIP Value Portfolio Investor Class	3.5	3.7
VIP Value Strategies Portfolio Investor Class	1.8	1.8
	26.4	27.3
Developed International Equity Funds
VIP Overseas Portfolio Investor Class R	7.5	7.6
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Investor Class R	1.9	2.2
High Yield Bond Funds
VIP High Income Portfolio Investor Class	5.0	5.0
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Investor Class	44.4	42.8
Short-Term Funds
VIP Money Market Portfolio Investor Class	14.8	15.1
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0
* Amount represents less than 0.1%
Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	26.4%
Developed International Equity Funds	7.5%
Emerging Markets Equity Funds	1.9%
High Yield Bond Funds	5.0%
Investment Grade Bond Funds	44.4%
Short-Term Funds	14.8%

Six months ago
Domestic Equity Funds	27.3%
Developed International Equity Funds	7.6%
Emerging Markets Equity Funds	2.2%
High Yield Bond Funds	5.0%
Investment Grade Bond Funds	42.8%
Short-Term Funds	15.1%

Expected
Domestic Equity Funds	23.0%
Developed International Equity Funds	6.6%
Emerging Markets Equity Funds	1.8%
High Yield Bond Funds	5.0%
Investment Grade Bond Funds	48.6%
Short-Term Funds	15.0%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2013. The period end allocation is based on the fund's holdings as of December 31, 2013. The expected allocation represents the fund's anticipated allocation at June 30, 2014.

Annual Report

VIP Freedom Lifetime Income I Portfolio

Investments December 31, 2013

Showing Percentage of Net Assets

Domestic Equity Funds - 26.4%
	Shares	Value
Domestic Equity Funds - 26.4%
VIP Contrafund Portfolio Investor Class (b)	17,649	$ 603,956
VIP Equity-Income Portfolio Investor Class (b)	26,342	611,387
VIP Growth & Income Portfolio Investor Class (b)	37,197	710,091
VIP Growth Portfolio Investor Class (b)	10,982	625,868
VIP Mid Cap Portfolio Investor Class (b)	5,093	184,619
VIP Value Portfolio Investor Class (b)	30,243	458,793
VIP Value Strategies Portfolio Investor Class (b)	16,061	229,838
TOTAL DOMESTIC EQUITY FUNDS (Cost $2,883,175)		3,424,552
International Equity Funds - 9.4%

Developed International Equity Funds - 7.5%
VIP Overseas Portfolio Investor Class R (b)	47,202	971,422
Emerging Markets Equity Funds - 1.9%
VIP Emerging Markets Portfolio Investor Class R (b)	28,058	251,964
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $1,218,448)		1,223,386
Bond Funds - 49.4%
	Shares	Value
High Yield Bond Funds - 5.0%
VIP High Income Portfolio Investor Class (b)	111,750	$ 645,915
Investment Grade Bond Funds - 44.4%
VIP Investment Grade Bond Portfolio Investor Class (b)	468,762	5,775,152
TOTAL BOND FUNDS (Cost $6,662,111)		6,421,067
Short-Term Funds - 14.8%

VIP Money Market Portfolio Investor Class 0.01% (a)(b) (Cost $1,922,420)	1,922,420	1,922,420
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $12,686,154)	12,991,425
NET OTHER ASSETS (LIABILITIES) - 0.0%	1
NET ASSETS - 100%	$ 12,991,426
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated company
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Investor Class	$ 585,265	$ 71,012	$ 210,433	$ 5,537	$ 603,956
VIP Emerging Markets Portfolio Investor Class R	302,619	32,787	92,046	1,676	251,964
VIP Equity-Income Portfolio Investor Class	626,411	121,024	241,435	14,007	611,387
VIP Growth & Income Portfolio Investor Class	707,888	90,224	287,006	11,863	710,091
VIP Growth Portfolio Investor Class	580,212	68,431	210,857	1,230	625,868
VIP High Income Portfolio Investor Class	610,462	119,429	82,996	37,317	645,915
VIP Investment Grade Bond Portfolio Investor Class	4,970,558	1,832,287	723,645	138,193	5,775,152
VIP Mid Cap Portfolio Investor Class	174,266	41,424	64,092	730	184,619
VIP Money Market Portfolio Investor Class	1,795,982	372,364	245,927	350	1,922,420
VIP Overseas Portfolio Investor Class R	986,701	119,866	385,539	11,550	971,422
VIP Value Portfolio Investor Class	465,504	90,031	189,733	4,498	458,793
VIP Value Strategies Portfolio Investor Class	230,756	26,449	87,072	1,805	229,838
Total	$ 12,036,624	$ 2,985,328	$ 2,820,781	$ 228,756	$ 12,991,425
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom Lifetime Income I Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2013

Assets
Investment in securities, at value (cost $12,686,154) - See accompanying schedule	$ 12,991,425
Cash	1
Receivable for investments sold	214
Total assets	12,991,640

Liabilities
Payable for fund shares redeemed	214

Net Assets	$ 12,991,426
Net Assets consist of:
Paid in capital	$ 12,476,740
Accumulated undistributed net realized gain (loss) on investments	209,415
Net unrealized appreciation (depreciation) on investments	305,271
Net Assets, for 1,186,125 shares outstanding	$ 12,991,426
Net Asset Value, offering price and redemption price per share ($12,991,426 ÷ 1,186,125 shares)	$ 10.95

Statement of Operations

	Year ended December 31, 2013

Investment Income
Income distributions from underlying funds		$ 228,756

Expenses
Independent trustees' compensation	$ 48
Total expenses before reductions	48
Expenses reductions	(48)	0
Net investment income (loss)		228,756
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	153,582
Capital gain distributions from underlying funds	171,264
Total net realized gain (loss)		324,846
Change in net unrealized appreciation (depreciation) on underlying funds		636,670
Net gain (loss)		961,516
Net increase (decrease) in net assets resulting from operations		$ 1,190,272

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 228,756	$ 225,817
Net realized gain (loss)	324,846	243,848
Change in net unrealized appreciation (depreciation)	636,670	657,851
Net increase (decrease) in net assets resulting from operations	1,190,272	1,127,516
Distributions to shareholders from net investment income	(230,800)	(224,866)
Distributions to shareholders from net realized gain	(149,260)	(219,217)
Total distributions	(380,060)	(444,083)
Share transactions Proceeds from sales of shares	1,418,782	1,367,992
Reinvestment of distributions	380,060	444,083
Cost of shares redeemed	(1,654,250)	(1,205,660)
Net increase (decrease) in net assets resulting from share transactions	144,592	606,415
Total increase (decrease) in net assets	954,804	1,289,848

Net Assets
Beginning of period	12,036,622	10,746,774
End of period (including undistributed net investment income of $0 and $952, respectively)	$ 12,991,426	$ 12,036,622
Other Information Shares
Sold	132,500	131,981
Issued in reinvestment of distributions	35,198	43,598
Redeemed	(154,296)	(117,015)
Net increase (decrease)	13,402	58,564

Financial Highlights

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.26	$ 9.65	$ 9.88	$ 9.13	$ 7.81
Income from Investment Operations
Net investment income (loss) C	.19	.20	.22	.21	.36
Net realized and unrealized gain (loss)	.83	.80	(.17)	.87	1.40
Total from investment operations	1.02	1.00	.05	1.08	1.76
Distributions from net investment income	(.20)	(.20)	(.21)	(.22)	(.36)
Distributions from net realized gain	(.13)	(.19)	(.06)	(.11)	(.08)
Total distributions	(.33)	(.39)	(.28) G	(.33)	(.44)
Net asset value, end of period	$ 10.95	$ 10.26	$ 9.65	$ 9.88	$ 9.13
Total Return A, B	9.96%	10.42%	.48%	11.84%	22.76%
Ratios to Average Net Assets D, F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	1.81%	1.97%	2.25%	2.26%	4.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,991	$ 12,037	$ 10,747	$ 10,345	$ 8,773
Portfolio turnover rate D	22%	19%	17%	26%	20%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the Fund invests.

G Total distributions of $.28 per share is comprised of distributions from net investment income of $.214 and distributions from net realized gain of $.064 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom Lifetime Income II Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	6.1	6.0
VIP Equity-Income Portfolio Investor Class	6.1	6.4
VIP Growth & Income Portfolio Investor Class	7.2	7.3
VIP Growth Portfolio Investor Class	6.4	6.1
VIP Mid Cap Portfolio Investor Class	1.8	1.7
VIP Value Portfolio Investor Class	4.6	4.7
VIP Value Strategies Portfolio Investor Class	2.3	2.3
	34.5	34.5
Developed International Equity Funds
VIP Overseas Portfolio Investor Class R	9.9	9.5
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Investor Class R	2.5	2.7
High Yield Bond Funds
VIP High Income Portfolio Investor Class	5.0	5.0
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Investor Class	38.5	38.7
Short-Term Funds
VIP Money Market Portfolio Investor Class	9.6	9.6
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0
* Amount represents less than 0.1%.
Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	34.5%
Developed International Equity Funds	9.9%
Emerging Markets Equity Funds	2.5%
High Yield Bond Funds	5.0%
Investment Grade Bond Funds	38.5%
Short-Term Funds	9.6%

Six months ago
Domestic Equity Funds	34.5%
Developed International Equity Funds	9.5%
Emerging Markets Equity Funds	2.7%
High Yield Bond Funds	5.0%
Investment Grade Bond Funds	38.7%
Short-Term Funds	9.6%

Expected
Domestic Equity Funds	33.2%
Developed International Equity Funds	9.5%
Emerging Markets Equity Funds	2.6%
High Yield Bond Funds	5.0%
Investment Grade Bond Funds	39.8%
Short-Term Funds	9.9%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2013. The period end allocation is based on the fund's holdings as of December 31, 2013. The expected allocation represents the fund's anticipated allocation at June 30, 2014.

Annual Report

VIP Freedom Lifetime Income II Portfolio

Investments December 31, 2013

Showing Percentage of Net Assets

Domestic Equity Funds - 34.5%
	Shares	Value
Domestic Equity Funds - 34.5%
VIP Contrafund Portfolio Investor Class (b)	41,024	$ 1,403,825
VIP Equity-Income Portfolio Investor Class (b)	60,963	1,414,953
VIP Growth & Income Portfolio Investor Class (b)	86,644	1,654,034
VIP Growth Portfolio Investor Class (b)	25,792	1,469,901
VIP Mid Cap Portfolio Investor Class (b)	11,756	426,151
VIP Value Portfolio Investor Class (b)	70,178	1,064,594
VIP Value Strategies Portfolio Investor Class (b)	37,086	530,701
TOTAL DOMESTIC EQUITY FUNDS (Cost $6,806,192)		7,964,159
International Equity Funds - 12.4%

Developed International Equity Funds - 9.9%
VIP Overseas Portfolio Investor Class R (b)	111,284	2,290,233
Emerging Markets Equity Funds - 2.5%
VIP Emerging Markets Portfolio Investor Class R (b)	63,700	572,025
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $2,861,213)		2,862,258
Bond Funds - 43.5%
	Shares	Value
High Yield Bond Funds - 5.0%
VIP High Income Portfolio Investor Class (b)	198,590	$ 1,147,848
Investment Grade Bond Funds - 38.5%
VIP Investment Grade Bond Portfolio Investor Class (b)	722,042	8,895,556
TOTAL BOND FUNDS (Cost $10,397,945)		10,043,404
Short-Term Funds - 9.6%

VIP Money Market Portfolio Investor Class 0.01% (a)(b) (Cost $2,201,020)	2,201,020	2,201,020
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $22,266,370)	23,070,841
NET OTHER ASSETS (LIABILITIES) - 0.0%	1
NET ASSETS - 100%	$ 23,070,842
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated company
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Investor Class	$ 1,142,986	$ 143,590	$ 221,339	$ 12,848	$ 1,403,825
VIP Emerging Markets Portfolio Investor Class R	591,486	65,770	104,331	3,797	572,025
VIP Equity-Income Portfolio Investor Class	1,223,396	257,558	280,763	32,358	1,414,953
VIP Growth & Income Portfolio Investor Class	1,382,275	183,995	335,541	27,559	1,654,034
VIP Growth Portfolio Investor Class	1,132,857	137,121	206,126	2,884	1,469,901
VIP High Income Portfolio Investor Class	1,018,151	207,064	74,165	66,157	1,147,848
VIP Investment Grade Bond Portfolio Investor Class	7,767,877	2,177,305	582,256	212,441	8,895,556
VIP Mid Cap Portfolio Investor Class	340,295	89,174	71,342	1,684	426,151
VIP Money Market Portfolio Investor Class	1,834,279	508,701	141,960	374	2,201,020
VIP Overseas Portfolio Investor Class R	1,928,234	245,061	423,486	27,183	2,290,233
VIP Value Portfolio Investor Class	909,230	192,397	228,970	10,419	1,064,594
VIP Value Strategies Portfolio Investor Class	450,710	53,354	101,300	4,160	530,701
Total	$ 19,721,776	$ 4,261,090	$ 2,771,579	$ 401,864	$ 23,070,841
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom Lifetime Income II Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2013

Assets
Investment in securities, at value (cost $22,266,370) - See accompanying schedule	$ 23,070,841
Cash	2
Receivable for investments sold	380
Total assets	23,071,223

Liabilities
Payable for fund shares redeemed	381

Net Assets	$ 23,070,842
Net Assets consist of:
Paid in capital	$ 22,510,728
Accumulated undistributed net realized gain (loss) on investments	(244,357)
Net unrealized appreciation (depreciation) on investments	804,471
Net Assets, for 2,018,042 shares outstanding	$ 23,070,842
Net Asset Value, offering price and redemption price per share ($23,070,842 ÷ 2,018,042 shares)	$ 11.43

Statement of Operations

	Year ended December 31, 2013

Investment Income
Income distributions from underlying funds		$ 401,864

Expenses
Independent trustees' compensation	$ 81
Total expenses before reductions	81
Expense reductions	(81)	0
Net investment income (loss)		401,864
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	158,944
Capital gain distributions from underlying funds	339,406
Total net realized gain (loss)		498,350
Change in net unrealized appreciation (depreciation) on underlying funds		1,700,609
Net gain (loss)		2,198,959
Net increase (decrease) in net assets resulting from operations		$ 2,600,823

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 401,864	$ 383,936
Net realized gain (loss)	498,350	368,989
Change in net unrealized appreciation (depreciation)	1,700,609	1,204,692
Net increase (decrease) in net assets resulting from operations	2,600,823	1,957,617
Distributions to shareholders from net investment income	(405,910)	(381,234)
Distributions to shareholders from net realized gain	(88,661)	(166,559)
Total distributions	(494,571)	(547,793)
Share transactions Proceeds from sales of shares	2,232,231	4,336,852
Reinvestment of distributions	494,571	547,793
Cost of shares redeemed	(1,483,988)	(3,166,240)
Net increase (decrease) in net assets resulting from share transactions	1,242,814	1,718,405
Total increase (decrease) in net assets	3,349,066	3,128,229

Net Assets
Beginning of period	19,721,776	16,593,547
End of period (including undistributed net investment income of $0 and $710, respectively)	$ 23,070,842	$ 19,721,776
Other Information Shares
Sold	205,615	420,942
Issued in reinvestment of distributions	43,409	53,184
Redeemed	(134,692)	(308,787)
Net increase (decrease)	114,332	165,339

Financial Highlights

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.36	$ 9.55	$ 9.79	$ 8.90	$ 7.42
Income from Investment Operations
Net investment income (loss) C	.20	.21	.23	.21	.34
Net realized and unrealized gain (loss)	1.12	.90	(.21)	.95	1.59
Total from investment operations	1.32	1.11	.02	1.16	1.93
Distributions from net investment income	(.21)	(.21)	(.22)	(.22)	(.36)
Distributions from net realized gain	(.05)	(.09)	(.04)	(.05)	(.09)
Total distributions	(.25) G	(.30)	(.26)	(.27)	(.45)
Net asset value, end of period	$ 11.43	$ 10.36	$ 9.55	$ 9.79	$ 8.90
Total Return A, B	12.76%	11.60%	.25%	12.99%	26.44%
Ratios to Average Net Assets D, F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	1.86%	2.06%	2.33%	2.22%	4.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,071	$ 19,722	$ 16,594	$ 14,637	$ 14,172
Portfolio turnover rate D	13%	25%	12%	23%	21%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the Fund invests.

G Total distributions of $.25 per share is comprised of distributions from net investment income of $.206 and distributions from net realized gain of $.045 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom Lifetime Income III Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	9.0	9.0
VIP Equity-Income Portfolio Investor Class	9.1	9.5
VIP Growth & Income Portfolio Investor Class	10.7	10.9
VIP Growth Portfolio Investor Class	9.4	9.1
VIP Mid Cap Portfolio Investor Class	2.7	2.6
VIP Value Portfolio Investor Class	6.9	7.0
VIP Value Strategies Portfolio Investor Class	3.4	3.4
	51.2	51.5
Developed International Equity Funds
VIP Overseas Portfolio Investor Class R	14.7	14.3
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Investor Class R	3.8	4.1
High Yield Bond Funds
VIP High Income Portfolio Investor Class	7.3	7.4
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Investor Class	22.7	22.6
Short-Term Funds
VIP Money Market Portfolio Investor Class	0.3	0.1
Net Other Assets (Liabilities)	0.0	0.0
	100.0	100.0
Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	51.2%
Developed International Equity Funds	14.7%
Emerging Markets Equity Funds	3.8%
High Yield Bond Funds	7.3%
Investment Grade Bond Funds	22.7%
Short-Term Funds	0.3%

Six months ago
Domestic Equity Funds	51.5%
Developed International Equity Funds	14.3%
Emerging Markets Equity Funds	4.1%
High Yield Bond Funds	7.4%
Investment Grade Bond Funds	22.6%
Short-Term Funds	0.1%

Expected
Domestic Equity Funds	49.8%
Developed International Equity Funds	14.3%
Emerging Markets Equity Funds	3.8%
High Yield Bond Funds	7.5%
Investment Grade Bond Funds	24.1%
Short-Term Funds	0.5%

The fund invests according to an asset allocation strategy that becomes increasingly conservative over time. The six months ago allocation is based on the fund's holdings as of June 30, 2013. The period end allocation is based on the fund's holdings as of December 31, 2013. The expected allocation represents the fund's anticipated allocation at June 30, 2014.

Annual Report

VIP Freedom Lifetime Income III Portfolio

Investments December 31, 2013

Showing Percentage of Net Assets

Domestic Equity Funds - 51.2%
	Shares	Value
Domestic Equity Funds - 51.2%
VIP Contrafund Portfolio Investor Class (b)	33,442	$ 1,144,394
VIP Equity-Income Portfolio Investor Class (b)	49,939	1,159,079
VIP Growth & Income Portfolio Investor Class (b)	70,798	1,351,539
VIP Growth Portfolio Investor Class (b)	20,972	1,195,187
VIP Mid Cap Portfolio Investor Class (b)	9,466	343,155
VIP Value Portfolio Investor Class (b)	57,229	868,158
VIP Value Strategies Portfolio Investor Class (b)	30,012	429,477
TOTAL DOMESTIC EQUITY FUNDS (Cost $5,585,390)		6,490,989
International Equity Funds - 18.5%

Developed International Equity Funds - 14.7%
VIP Overseas Portfolio Investor Class R (b)	90,684	1,866,281
Emerging Markets Equity Funds - 3.8%
VIP Emerging Markets Portfolio Investor Class R (b)	52,975	475,711
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $2,224,298)		2,341,992
Bond Funds - 30.0%
	Shares	Value
High Yield Bond Funds - 7.3%
VIP High Income Portfolio Investor Class (b)	159,983	$ 924,700
Investment Grade Bond Funds - 22.7%
VIP Investment Grade Bond Portfolio Investor Class (b)	232,920	2,869,576
TOTAL BOND FUNDS (Cost $3,936,313)		3,794,276
Short-Term Funds - 0.3%

VIP Money Market Portfolio Investor Class 0.01% (a)(b) (Cost $34,017)	34,017	34,017
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $11,780,018)	12,661,274
NET OTHER ASSETS (LIABILITIES) - 0.0%	0
NET ASSETS - 100%	$ 12,661,274
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated company
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Investor Class	$ 726,941	$ 351,046	$ 163,353	$ 9,685	$ 1,144,394
VIP Emerging Markets Portfolio Investor Class R	376,379	168,943	83,302	2,901	475,711
VIP Equity-Income Portfolio Investor Class	778,208	449,187	201,557	24,433	1,159,079
VIP Growth & Income Portfolio Investor Class	879,282	430,108	239,871	20,764	1,351,539
VIP Growth Portfolio Investor Class	720,215	351,752	154,958	2,173	1,195,187
VIP High Income Portfolio Investor Class	632,852	400,289	100,873	48,919	924,700
VIP Investment Grade Bond Portfolio Investor Class	1,891,681	1,428,402	314,520	63,011	2,869,576
VIP Mid Cap Portfolio Investor Class	216,541	136,974	54,211	1,258	343,155
VIP Money Market Portfolio Investor Class	4,188	32,639	2,811	2	34,017
VIP Overseas Portfolio Investor Class R	1,227,043	579,042	312,222	20,460	1,866,281
VIP Value Portfolio Investor Class	578,668	332,259	164,699	7,844	868,158
VIP Value Strategies Portfolio Investor Class	287,004	131,795	75,859	3,112	429,477
Total	$ 8,319,002	$ 4,792,436	$ 1,868,236	$ 204,562	$ 12,661,274
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Freedom Lifetime Income III Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (cost $11,780,018) - See accompanying schedule		$ 12,661,274
Receivable for investments sold		208
Total assets		12,661,482

Liabilities
Payable to custodian bank	$ 1
Payable for fund shares redeemed	207
Total liabilities		208

Net Assets		$ 12,661,274
Net Assets consist of:
Paid in capital		$ 11,665,096
Accumulated undistributed net realized gain (loss) on investments		114,922
Net unrealized appreciation (depreciation) on investments		881,256
Net Assets, for 1,078,669 shares outstanding		$ 12,661,274
Net Asset Value, offering price and redemption price per share ($12,661,274 ÷ 1,078,669 shares)		$ 11.74

Statement of Operations

	Year ended December 31, 2013

Investment Income
Income distributions from underlying funds		$ 204,562

Expenses
Independent trustees' compensation	$ 36
Total expenses before reductions	36
Expense reductions	(36)	0
Net investment income (loss)		204,562
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	47,598
Capital gain distributions from underlying funds	203,718
Total net realized gain (loss)		251,316
Change in net unrealized appreciation (depreciation) on underlying funds		1,370,475
Net gain (loss)		1,621,791
Net increase (decrease) in net assets resulting from operations		$ 1,826,353

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 204,562	$ 178,493
Net realized gain (loss)	251,316	158,158
Change in net unrealized appreciation (depreciation)	1,370,475	735,684
Net increase (decrease) in net assets resulting from operations	1,826,353	1,072,335
Distributions to shareholders from net investment income	(206,323)	(176,434)
Distributions to shareholders from net realized gain	(90,884)	(52,606)
Total distributions	(297,207)	(229,040)
Share transactions Proceeds from sales of shares	3,863,570	1,393,113
Reinvestment of distributions	297,207	229,040
Cost of shares redeemed	(1,347,649)	(970,490)
Net increase (decrease) in net assets resulting from share transactions	2,813,128	651,663
Total increase (decrease) in net assets	4,342,274	1,494,958

Net Assets
Beginning of period	8,319,000	6,824,042
End of period (including undistributed net investment income of $0 and $1,513, respectively)	$ 12,661,274	$ 8,319,000
Other Information Shares
Sold	344,361	142,165
Issued in reinvestment of distributions	25,618	23,135
Redeemed	(123,719)	(97,600)
Net increase (decrease)	246,260	67,700

Financial Highlights

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 9.99	$ 8.92	$ 9.37	$ 8.28	$ 6.72
Income from Investment Operations
Net investment income (loss) C	.23	.23	.20	.18	.24
Net realized and unrealized gain (loss)	1.81	1.12	(.42)	1.14	1.76
Total from investment operations	2.04	1.35	(.22)	1.32	2.00
Distributions from net investment income	(.20)	(.22)	(.20)	(.19)	(.26)
Distributions from net realized gain	(.09)	(.07)	(.03)	(.04)	(.18)
Total distributions	(.29)	(.28) G	(.23)	(.23)	(.44)
Net asset value, end of period	$ 11.74	$ 9.99	$ 8.92	$ 9.37	$ 8.28
Total Return A, B	20.43%	15.20%	(2.36)%	15.98%	30.34%
Ratios to Average Net Assets D, F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	2.07%	2.34%	2.13%	2.03%	3.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,661	$ 8,319	$ 6,824	$ 6,741	$ 6,630
Portfolio turnover rate D	19%	20%	16%	20%	10%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the Fund invests.

G Total distributions of $.28 per share is comprised of distributions from net investment income of $.218 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, and VIP Freedom Lifetime Income III Portfolio (the Funds) are funds of Variable Insurance Products Fund V. The Variable Insurance Products Fund V (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. The Funds invest primarily in a combination of other VIP equity, bond, and short-term funds (the Underlying Funds) managed by Fidelity Management & Research Company (FMR). Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds. Although not included in each Fund's expenses, each Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
VIP Freedom Lifetime Income I	$ 12,727,968	$ 661,027	$ (397,570)	$ 263,457
VIP Freedom Lifetime Income II	22,381,577	1,420,560	(731,296)	689,264
VIP Freedom Lifetime Income III	11,832,734	1,154,765	(326,225)	828,540

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation)
VIP Freedom Lifetime Income I	$ 8,257	$ 242,971	$ -	$ 263,457
VIP Freedom Lifetime Income II	-	-	(129,150)	689,264
VIP Freedom Lifetime Income III	10,712	156,927	-	828,540

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration 2018
VIP Freedom Lifetime Income II	$ (129,150)

The tax character of distributions paid was as follows:

December 31, 2013
	Ordinary Income	Long-term Capital Gains	Total
VIP Freedom Lifetime Income I	$ 291,161	$ 88,899	$ 380,060
VIP Freedom Lifetime Income II	494,571	-	494,571
VIP Freedom Lifetime Income III	281,217	15,990	297,207
December 31, 2012
	Ordinary Income	Long-term Capital Gains	Total
VIP Freedom Lifetime Income I	$ 381,592	$ 62,491	$ 444,083
VIP Freedom Lifetime Income II	547,793	-	547,793
VIP Freedom Lifetime Income III	229,040	-	229,040

3. Purchases and Sales of Investments.

Purchases and redemptions of the Underlying Fund shares are noted in the table below.

	Purchases ($)	Redemptions ($)
VIP Freedom Lifetime Income I	2,985,328	2,820,781
VIP Freedom Lifetime Income II	4,261,090	2,771,579
VIP Freedom Lifetime Income III	4,792,436	1,868,236

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers, Inc. (the investment adviser), an affiliate of FMR, provides the Funds with investment management related services. The Funds do not pay any fees for these services.

Other Transactions. The investment adviser has entered into an administration agreement with FMR under which FMR provides management and administrative services (other than investment advisory services) necessary for the operation of each Fund. Pursuant to this agreement, FMR pays all expenses of each Fund, excluding the compensation of the independent Trustees and certain other expenses such as interest expense. FMR also contracts with other Fidelity companies to perform the services necessary for the operation of each Fund. The Funds do not pay any fees for these services.

5. Expense Reductions.

FMR voluntarily agreed to reimburse each Fund to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following Funds were in reimbursement during the period:

	Expense Limitations	Reimbursement
VIP Freedom Lifetime Income I	.00%	$ 48
VIP Freedom Lifetime Income II	.00%	$ 81
VIP Freedom Lifetime Income III	.00%	$ 36

6. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of all of the outstanding shares of the Funds.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products V and the Shareholders of VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, and VIP Freedom Lifetime Income III Portfolio:

We have audited the accompanying statements of assets and liabilities of VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, and VIP Freedom Lifetime Income III Portfolio (the Funds), each a fund of Variable Insurance Products V, including the schedules of investments, as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Freedom Lifetime Income I Portfolio, VIP Freedom Lifetime Income II Portfolio, and VIP Freedom Lifetime Income III Portfolio as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2014

Annual Report

Trustees and Officers

The Trustees and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each VIP Freedom Lifetime Income Portfolio and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each VIP Freedom Lifetime Income Portfolio's activities, review contractual arrangements with companies that provide services to each VIP Freedom Lifetime Income Portfolio, oversee management of the risks associated with such activities and contractual arrangements, and review each VIP Freedom Lifetime Income Portfolio's performance. If the interests of a VIP Freedom Lifetime Income Portfolio and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the VIP Freedom Lifetime Income Portfolio to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers and the Trustees would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Elizabeth A. Acton and James C. Curvey, each of the Trustees oversees 223 funds. Ms. Acton oversees 205 funds. Mr. Curvey oversees 396 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President of FMR LLC (2013-present), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013 Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2006 Trustee Chairman of the Independent Trustees

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), a member of the Board of Trustees, Rutgers University (2004-present), and Chairman of the Board of Barnabas Health Care System. Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

Kenneth L. Wolfe (1939)
Year of Election or Appointment: 2005 Trustee

Mr. Wolfe also serves as Trustee of other Fidelity funds. Prior to his retirement, Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer (1994-2001) of Hershey Foods Corporation. He also served as a member of the Boards of Adelphia Communications Corporation (telecommunications, 2003-2006), Bausch & Lomb, Inc. (medical/pharmaceutical, 1993-2007), and Revlon, Inc. (personal care products, 2004-2009). Mr. Wolfe previously served as Chairman of the Independent Trustees of other Fidelity funds (2008-2012).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Officers:

Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Bruce T. Herring (1965)
Year of Election or Appointment: 2013 Vice President of Fidelity's Asset Allocation Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Charles S. Morrison (1960)
Year of Election or Appointment: 2012 Vice President

Mr. Morrison also serves as Vice President of other funds. He serves as President, Fixed Income and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Fixed Income Division.

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Derek L. Young (1964)
Year of Election or Appointment: 2009 Vice President of Fidelity's Asset Allocation Funds

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

Fund	Pay Date	Record Date	Capital Gains
VIP Freedom Lifetime Income I	02/14/14	02/14/14	$0.219
VIP Freedom Lifetime Income III	02/14/14	02/14/14	$0.153

The funds hereby designate as capital gain dividends the amounts noted below for the taxable year ended December 31, 2013, or, if subsequently determined to be different, the net capital gain of such year.

Fund
VIP Freedom Lifetime Income I	$245,039
VIP Freedom Lifetime Income III	$158,276

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	February 2013	December 2013
VIP Freedom Lifetime Income I	1%	14%
VIP Freedom Lifetime Income II	15%	19%
VIP Freedom Lifetime Income III	3%	25%

A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax:

VIP Freedom Lifetime Income I	7.24%
VIP Freedom Lifetime Income II	6.18%
VIP Freedom Lifetime Income III	3.15%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
VIP Freedom Lifetime Income I	02/15/2013	0.0001	0.0000
	12/27/2013	0.0154	0.0009
VIP Freedom Lifetime Income II	02/15/2013	0.0002	0.0000
	12/27/2013	0.0212	0.0013
VIP Freedom Lifetime Income III	02/15/2013	0.0003	0.0000
	12/27/2013	0.0299	0.0018

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Freedom Lifetime Income Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract (the Advisory Contract) with Strategic Advisers, Inc. (Strategic Advisers) and the administration agreement for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contract, including the services and support provided to each fund and its shareholders. The Board has established four standing committees, Operations, Audit, Fair Valuation, and Governance and Nominating, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and, among other matters, considers matters specifically related to the annual consideration of the renewal of each fund's Advisory Contract. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contract. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract was in the best interests of each fund and its shareholders and the fact that no fees are payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. In reaching its determination, the Board was aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Strategic Advisers, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups with responsibility for the underlying Fidelity funds in which each fund invests. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity affiliates under the Advisory Contract and the administration agreement and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the combination of several funds with other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; and (xi) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Annual Report

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the investment adviser about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for each fund for different time periods, measured against one or more securities market indices, including a customized blended index representative of the fund's asset classes (each a "benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and the investment adviser's explanations for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses, including acquired fund fees and expenses, but after transaction costs, if any) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; the extent to which particular underlying funds affected performance; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contract should benefit each fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board noted that the funds do not pay Strategic Advisers a management fee for investment advisory services. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes, and also considered that each fund bears indirectly the expenses of the underlying Fidelity funds in which it invests. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 50% would mean that half of the funds in the Total Mapped Group had higher, and half had lower, management fees than a fund. The funds' actual TMG %s are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Freedom Lifetime Income I Portfolio

VIP Freedom Lifetime Income II Portfolio

Annual Report

VIP Freedom Lifetime Income III Portfolio

The Board noted that each fund's management fee rate of 0.00% ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board further noted that many peer funds pay fund-level expenses, including management fees, to which the funds are not subject.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each fund's total expense ratio, the Board noted that each fund invests in Investor Class of the underlying Fidelity fund to avoid charging fund-paid 12b-1 fees at both fund levels. The Board considered that the funds do not pay transfer agent fees. Instead, Investor Class of each underlying Fidelity fund bears its pro rata portion of each fund's transfer agent fee according to the percentage of each fund's assets invested in that underlying fund. The Board further noted that Fidelity Management & Research Company (FMR) pays all other expenses of each fund, with limited exceptions.

The Board noted that each fund's total expense ratio ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other mutual funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, including the Fidelity funds in which the funds invest.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the renewal of each fund's Advisory Contract because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Economies of Scale. The Board concluded that because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions, economies of scale cannot be realized by the funds, but may be realized by the other Fidelity funds in which each fund invests, many of which may benefit from breakpoints in the group fee arrangement.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contract should be renewed.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Administrator

Fidelity Management & Research Company
Boston, MA

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPFLI-ANN-0214
1.816199.108

Fidelity® Variable Insurance Products:

FundsManager - 20%, 50%, 60%, 70%, 85% Portfolio

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
VIP FundsManager® 20% Portfolio	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP FundsManager® 50% Portfolio	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP FundsManager® 60% Portfolio	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP FundsManager® 70% Portfolio	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP FundsManager® 85% Portfolio	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

VIP FundsManager® 20% Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Life of fund A
VIP FundsManager 20% Portfolio - Investor Class	5.62%	6.23%	4.32%
VIP FundsManager 20% Portfolio - Service Class	5.53%	6.23%	4.32%
VIP FundsManager 20% Portfolio - Service Class 2	5.46%	6.06%	4.17%

A From April 13, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP FundsManager 20% Portfolio - Investor Class on April 13, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period.

Annual Report

VIP FundsManager 50% Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Life of fund A
VIP FundsManager 50% Portfolio - Investor Class	14.90%	10.90%	5.31%
VIP FundsManager 50% Portfolio - Service Class	14.79%	10.87%	5.31%
VIP FundsManager 50% Portfolio - Service Class 2	14.66%	10.73%	5.16%

A From April 13, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP FundsManager 50% Portfolio - Investor Class on April 13, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

VIP FundsManager 60% Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Life of fund A
VIP FundsManager 60% Portfolio - Investor Class	18.62%	12.53%	5.10%
VIP FundsManager 60% Portfolio - Service Class	18.62%	12.53%	5.10%
VIP FundsManager 60% Portfolio - Service Class 2	18.39%	12.35%	4.94%

A From August 22, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP FundsManager 60% Portfolio - Investor Class on August 22, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

VIP FundsManager 70% Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Life of fund A
VIP FundsManager 70% Portfolio - Investor Class	21.75%	13.75%	5.52%
VIP FundsManager 70% Portfolio - Service Class	21.75%	13.75%	5.52%
VIP FundsManager 70% Portfolio - Service Class 2	21.54%	13.59%	5.36%

A From April 13, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP FundsManager 70% Portfolio - Investor Class on April 13, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

VIP FundsManager 85% Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Life of fund A
VIP FundsManager 85% Portfolio - Investor Class	27.73%	15.57%	5.48%
VIP FundsManager 85% Portfolio - Service Class	27.86%	15.58%	5.48%
VIP FundsManager 85% Portfolio - Service Class 2	27.54%	15.37%	5.32%

A From April 13, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP FundsManager 85% Portfolio - Investor Class on April 13, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a "perfect 10," with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year's waning months. More generally, concern over EM's slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned -2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the -2.02% return of the Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned -2.01%, while ultra-safe U.S. Treasuries saw a -2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logging a -1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning -6.58%.

Comments from Xuehai En, Portfolio Manager of VIP FundsManager® Portfolios: For the year, the various classes of the VIP Funds-Manager® Portfolios outpaced their respective Composite benchmarks. (For specific portfolio results, please see the performance section of this report.) Asset allocation and security selection were positive across all of the Portfolios. U.S. equities added the most value by far, due to an overweighting in the asset class and strong underlying security selection. My overall fixed-income strategy - underweighting investment-grade bonds and cash while maintaining small positions in high-yield and floating-rate bonds and emerging-markets (EM) debt - also contributed. Elsewhere, favorable stock selection in foreign developed-markets equities modestly aided most of the Portfolios. Conversely, our allocation to EM equities and a small position in gold via Fidelity® Select Gold Portfolio were the biggest detractors, mainly because of poor performance in those asset classes during the period's first half. Favorable EM stock picks partially offset the negative result in that category. I sold most of Select Gold Portfolio near the middle of the year. I adjusted the Portfolios' asset-class positioning in several ways during the year. After boosting their exposure to domestic equities during the period's first half, I trimmed the allocations here in the second half, in order to keep the U.S. stock overweighting from becoming too large. I redeployed these proceeds, along with new inflows, into foreign developed-markets equities, bringing these allocations to roughly neutral by period-end. Additionally, after a long bull run, I reduced the Portfolios' investment-grade bond exposure early in the year. These allocations shrank further during the balance of 2013 because of the category's negative return. Most of the top-contributing underlying funds were Fidelity sector and industry funds - Fidelity® Select Portfolios® - including Health Care Portfolio, Software and Computer Services Portfolio, Biotechnology Portfolio, Industrials Portfolio and Insurance Portfolio, among others. On the downside, additional detractors included the defensively oriented Consumer Staples Portfolio, which lagged amid a strong, upwardly trending stock market. Also, reflecting the poor performance of EM equities during the period, Fidelity® Emerging Asia Fund hampered relative performance. Lastly, Energy Portfolio notably detracted in most of the Portfolios.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioB	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
VIP FundsManager 20% Portfolio
Service Class	.20%
Actual		$ 1,000.00	$ 1,043.80	$ 1.03
HypotheticalA		$ 1,000.00	$ 1,024.20	$ 1.02
Service Class 2.35%
Actual		$ 1,000.00	$ 1,044.00	$ 1.80
HypotheticalA		$ 1,000.00	$ 1,023.44	$ 1.79
Investor Class	.20%
Actual		$ 1,000.00	$ 1,044.70	$ 1.03
HypotheticalA		$ 1,000.00	$ 1,024.20	$ 1.02
VIP FundsManager 50% Portfolio
Service Class	.20%
Actual		$ 1,000.00	$ 1,098.30	$ 1.06
HypotheticalA		$ 1,000.00	$ 1,024.20	$ 1.02
Service Class 2.35%
Actual		$ 1,000.00	$ 1,097.90	$ 1.85
HypotheticalA		$ 1,000.00	$ 1,023.44	$ 1.79
Investor Class	.20%
Actual		$ 1,000.00	$ 1,098.30	$ 1.06
HypotheticalA		$ 1,000.00	$ 1,024.20	$ 1.02
VIP FundsManager 60% Portfolio
Service Class	.20%
Actual		$ 1,000.00	$ 1,119.60	$ 1.07
HypotheticalA		$ 1,000.00	$ 1,024.20	$ 1.02
	Annualized Expense RatioB	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
VIP FundsManager 60% Portfolio
Service Class 2.35%
Actual		$ 1,000.00	$ 1,118.40	$ 1.87
HypotheticalA		$ 1,000.00	$ 1,023.44	$ 1.79
Investor Class	.20%
Actual		$ 1,000.00	$ 1,119.60	$ 1.07
HypotheticalA		$ 1,000.00	$ 1,024.20	$ 1.02
VIP FundsManager 70% Portfolio
Service Class	.20%
Actual		$ 1,000.00	$ 1,135.00	$ 1.08
HypotheticalA		$ 1,000.00	$ 1,024.20	$ 1.02
Service Class 2.35%
Actual		$ 1,000.00	$ 1,134.90	$ 1.88
HypotheticalA		$ 1,000.00	$ 1,023.44	$ 1.79
Investor Class	.20%
Actual		$ 1,000.00	$ 1,136.00	$ 1.08
HypotheticalA		$ 1,000.00	$ 1,024.20	$ 1.02
VIP FundsManager 85% Portfolio
Service Class	.20%
Actual		$ 1,000.00	$ 1,165.90	$ 1.09
HypotheticalA		$ 1,000.00	$ 1,024.20	$ 1.02
Service Class 2.35%
Actual		$ 1,000.00	$ 1,165.00	$ 1.91
HypotheticalA		$ 1,000.00	$ 1,023.44	$ 1.79
Investor Class	.20%
Actual		$ 1,000.00	$ 1,165.90	$ 1.09
HypotheticalA		$ 1,000.00	$ 1,024.20	$ 1.02

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Funds in which each Fund invests are not included in each Class' annualized expense ratio.

Annual Report

VIP FundsManager 20% Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
Fidelity Air Transportation Portfolio	0.1	0.1
Fidelity Automotive Portfolio	0.2	0.1
Fidelity Banking Portfolio	0.4	0.8
Fidelity Biotechnology Portfolio	0.0*	0.5
Fidelity Blue Chip Growth Fund	0.1	0.0*
Fidelity Brokerage & Investment Management Portfolio	1.1	0.7
Fidelity Capital Appreciation Fund	0.3	0.6
Fidelity Chemicals Portfolio	0.2	0.1
Fidelity Communications Equipment Portfolio	0.3	0.3
Fidelity Computers Portfolio	0.2	0.4
Fidelity Construction & Housing Portfolio	0.0*	0.5
Fidelity Consumer Discretionary Portfolio	0.9	0.8
Fidelity Consumer Finance Portfolio	0.3	0.3
Fidelity Consumer Staples Portfolio	0.9	1.4
Fidelity Contrafund	0.1	0.0*
Fidelity Defense & Aerospace Portfolio	0.0*	0.0*
Fidelity Disciplined Equity Fund	0.1	0.0*
Fidelity Dividend Growth Fund	0.0*	0.0*
Fidelity Electronics Portfolio	0.1	0.3
Fidelity Energy Portfolio	0.8	0.7
Fidelity Energy Service Portfolio	0.3	0.8
Fidelity Environmental & Alternative Energy Portfolio	0.0*	0.0*
Fidelity Equity Dividend Income Fund	0.0*	0.0*
Fidelity Equity-Income Fund	0.2	0.7
Fidelity Financial Services Portfolio	0.8	0.6
Fidelity Fund	0.0*	0.0*
Fidelity Global Commodity Stock Fund	0.0*	0.0*
Fidelity Gold Portfolio	0.0*	0.1
Fidelity Growth & Income Portfolio	0.0*	0.0*
Fidelity Growth Company Fund	0.0*	0.0*
Fidelity Growth Discovery Fund	0.0*	0.0
Fidelity Health Care Portfolio	2.3	1.3
Fidelity Independence Fund	0.1	0.1
Fidelity Industrial Equipment Portfolio	0.5	0.5
Fidelity Industrials Portfolio	1.5	1.1

	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity Insurance Portfolio	0.7	0.6
Fidelity IT Services Portfolio	0.4	0.3
Fidelity Large Cap Stock Fund	0.3	0.2
Fidelity Large Cap Value Fund	0.0*	0.0*
Fidelity Leisure Portfolio	0.1	0.1
Fidelity Leveraged Company Stock Fund	0.0*	0.0*
Fidelity Low-Priced Stock Fund	0.0*	0.0
Fidelity Magellan Fund	0.0*	0.0*
Fidelity Materials Portfolio	0.1	0.0*
Fidelity Medical Delivery Portfolio	0.0*	0.0*
Fidelity Medical Equipment & Systems Portfolio	0.0*	0.0*
Fidelity Mega Cap Stock Fund	0.2	0.3
Fidelity Mid-Cap Stock Fund	0.0*	0.0*
Fidelity Multimedia Portfolio	0.4	0.5
Fidelity Natural Gas Portfolio	0.0*	0.0*
Fidelity Natural Resources Portfolio	0.0*	0.0*
Fidelity New Millennium Fund	0.3	0.1
Fidelity OTC Portfolio	0.5	0.4
Fidelity Pharmaceuticals Portfolio	0.0*	0.3
Fidelity Real Estate Investment Portfolio	0.1	0.1
Fidelity Retailing Portfolio	0.1	0.1
Fidelity Series Commodity Strategy Fund	0.0*	0.0*
Fidelity Small Cap Discovery Fund	0.3	0.1
Fidelity Small Cap Growth Fund	0.0*	0.0*
Fidelity Small Cap Stock Fund	0.0*	0.0*
Fidelity Small Cap Value Fund	0.3	0.0*
Fidelity Software & Computer Services Portfolio	1.8	1.7
Fidelity Technology Portfolio	0.0	0.3
Fidelity Telecom and Utilities Fund	0.0*	0.1
Fidelity Telecommunications Portfolio	0.2	0.2
Fidelity Transportation Portfolio	0.2	0.1
Fidelity Utilities Portfolio	0.0*	0.0*
Fidelity Value Fund	0.0*	0.0*
Spartan Extended Market Index Fund Investor Class	0.0*	0.0*
Spartan Total Market Index Fund Investor Class	0.0*	0.0*
VIP Energy Portfolio Investor Class	0.4	0.3
VIP Mid Cap Portfolio Investor Class	0.0*	0.0*
	18.2	18.6
Fund Holdings as of December 31, 2013 - continued
	% of fund's net assets	% of fund's net assets 6 months ago
International Equity Funds
Fidelity Canada Fund	0.0*	0.0*
Fidelity China Region Fund	0.1	0.1
Fidelity Diversified International Fund	1.4	0.6
Fidelity Emerging Asia Fund	0.3	0.4
Fidelity Emerging Markets Fund	0.3	0.1
Fidelity Europe Capital Appreciation Fund	0.1	0.0
Fidelity Europe Fund	0.4	0.1
Fidelity International Capital Appreciation Fund	0.2	0.2
Fidelity International Discovery Fund	2.5	0.5
Fidelity International Real Estate Fund	0.0*	0.0*
Fidelity International Small Cap Fund	0.1	0.1
Fidelity International Small Cap Opportunities Fund	0.3	0.3
Fidelity International Value Fund	0.2	0.1
Fidelity Japan Fund	0.0*	0.0*
Fidelity Japan Smaller Companies Fund	0.2	0.1
Fidelity Nordic Fund	0.2	0.2
Fidelity Overseas Fund	0.0*	0.0*
Fidelity Pacific Basin Fund	0.2	0.2
Spartan International Index Fund Investor Class	1.3	1.0
	7.8	4.0
Fixed-Income Funds
Fidelity Floating Rate High Income Fund	1.6	2.3
Fidelity Focused High Income Fund	0.1	0.2
Fidelity High Income Fund	1.6	0.7
Fidelity New Markets Income Fund	0.1	0.3
Fidelity Real Estate Income Fund	0.1	0.1
Spartan U.S. Bond Index Fund Investor Class	46.0	46.3
	49.5	49.9
Money Market Funds
Fidelity Institutional Money Market Portfolio Class I	1.9	1.9
Fidelity Institutional Prime Money Market Portfolio Class I	17.9	20.9
Fidelity Select Money Market Portfolio	4.7	4.7
	24.5	27.5
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%

Asset Allocation (% of fund's net assets)
As of December 31, 2013
Domestic Equity Funds	18.2%
International Equity Funds	7.8%
Fixed-Income Funds	49.5%
Money Market Funds	24.5%

As of June 30, 2013
Domestic Equity Funds	18.6%
International Equity Funds	4.0%
Fixed-Income Funds	49.9%
Money Market Funds	27.5%

Annual Report

VIP FundsManager 20% Portfolio

Investments December 31, 2013

Showing Percentage of Net Assets

Equity Funds - 26.0%
	Shares	Value
Domestic Equity Funds - 18.2%
Fidelity Air Transportation Portfolio (c)	9,509	$ 563,881
Fidelity Automotive Portfolio (c)	24,104	1,357,761
Fidelity Banking Portfolio (c)	98,045	2,565,839
Fidelity Biotechnology Portfolio (c)	1,036	188,247
Fidelity Blue Chip Growth Fund (c)	12,174	771,438
Fidelity Brokerage & Investment Management Portfolio (c)	100,522	7,463,745
Fidelity Capital Appreciation Fund (c)	58,032	2,099,582
Fidelity Chemicals Portfolio (c)	7,166	1,045,303
Fidelity Communications Equipment Portfolio (c)	77,607	2,289,418
Fidelity Computers Portfolio (c)	20,832	1,544,074
Fidelity Construction & Housing Portfolio (c)	1,002	54,655
Fidelity Consumer Discretionary Portfolio (c)	194,917	6,455,657
Fidelity Consumer Finance Portfolio (c)	139,390	2,280,416
Fidelity Consumer Staples Portfolio (c)	68,864	6,212,247
Fidelity Contrafund (c)	4,988	479,558
Fidelity Defense & Aerospace Portfolio (c)	1,735	212,338
Fidelity Disciplined Equity Fund (c)	11,861	383,340
Fidelity Dividend Growth Fund (c)	544	19,256
Fidelity Electronics Portfolio (c)	5,547	350,161
Fidelity Energy Portfolio (c)	103,314	5,796,947
Fidelity Energy Service Portfolio (c)	21,681	1,839,664
Fidelity Environmental & Alternative Energy Portfolio (c)	11,086	253,092
Fidelity Equity Dividend Income Fund (c)	725	17,854
Fidelity Equity-Income Fund (c)	22,116	1,298,201
Fidelity Financial Services Portfolio (c)	69,141	5,654,338
Fidelity Fund (c)	709	30,236
Fidelity Global Commodity Stock Fund (c)	3,802	53,718
Fidelity Gold Portfolio (a)(c)	6,965	125,169
Fidelity Growth & Income Portfolio (c)	112	3,113
Fidelity Growth Company Fund (c)	1,253	150,203
Fidelity Growth Discovery Fund (c)	5,571	118,269
Fidelity Health Care Portfolio (c)	85,782	16,170,782
Fidelity Independence Fund (c)	23,763	860,940
Fidelity Industrial Equipment Portfolio (c)	69,279	3,174,351
Fidelity Industrials Portfolio (c)	317,103	10,676,857
Fidelity Insurance Portfolio (c)	73,153	5,016,864
Fidelity IT Services Portfolio (c)	81,290	3,042,691
Fidelity Large Cap Stock Fund (c)	71,426	1,944,931
Fidelity Large Cap Value Fund (c)	10,350	157,841
Fidelity Leisure Portfolio (c)	4,529	603,162
Fidelity Leveraged Company Stock Fund (c)	197	8,519
Fidelity Low-Priced Stock Fund (c)	1,417	70,108
Fidelity Magellan Fund (c)	411	37,919
Fidelity Materials Portfolio (c)	3,311	281,082
Fidelity Medical Delivery Portfolio (c)	171	12,500

	Shares	Value
Fidelity Medical Equipment & Systems Portfolio (c)	445	$ 15,916
Fidelity Mega Cap Stock Fund (c)	84,918	1,309,441
Fidelity Mid-Cap Stock Fund (c)	2,206	87,173
Fidelity Multimedia Portfolio (c)	34,917	2,827,249
Fidelity Natural Gas Portfolio (c)	150	5,666
Fidelity Natural Resources Portfolio (c)	896	33,076
Fidelity New Millennium Fund (c)	42,535	1,678,855
Fidelity OTC Portfolio (c)	46,493	3,598,123
Fidelity Pharmaceuticals Portfolio (c)	6,937	133,265
Fidelity Real Estate Investment Portfolio (c)	14,155	451,969
Fidelity Retailing Portfolio (c)	8,725	763,312
Fidelity Series Commodity Strategy Fund (a)(c)	1,089	8,628
Fidelity Small Cap Discovery Fund (c)	55,854	1,745,982
Fidelity Small Cap Growth Fund (c)	10,287	198,238
Fidelity Small Cap Stock Fund (c)	571	11,961
Fidelity Small Cap Value Fund (c)	92,048	1,844,650
Fidelity Software & Computer Services Portfolio (c)	101,886	12,089,760
Fidelity Telecom and Utilities Fund (c)	5,562	122,424
Fidelity Telecommunications Portfolio (c)	20,694	1,251,781
Fidelity Transportation Portfolio (c)	15,264	1,127,230
Fidelity Utilities Portfolio (c)	3,442	229,274
Fidelity Value Fund (c)	1,534	158,870
Spartan Extended Market Index Fund Investor Class (c)	293	15,662
Spartan Total Market Index Fund Investor Class (c)	3,504	189,613
VIP Energy Portfolio Investor Class (c)	107,633	2,572,440
VIP Mid Cap Portfolio Investor Class (c)	99	3,595
TOTAL DOMESTIC EQUITY FUNDS		126,210,420
International Equity Funds - 7.8%
Fidelity Canada Fund (c)	2,514	146,592
Fidelity China Region Fund (c)	15,197	513,044
Fidelity Diversified International Fund (c)	259,961	9,595,158
Fidelity Emerging Asia Fund (c)	75,746	2,320,860
Fidelity Emerging Markets Fund (c)	94,264	2,270,820
Fidelity Europe Capital Appreciation Fund (c)	38,822	914,247
Fidelity Europe Fund (c)	77,810	3,026,041
Fidelity International Capital Appreciation Fund (c)	79,461	1,330,972
Fidelity International Discovery Fund (c)	428,673	17,361,242
Fidelity International Real Estate Fund (c)	1,097	11,160
Fidelity International Small Cap Fund (c)	20,756	556,055
Fidelity International Small Cap Opportunities Fund (c)	168,734	2,355,520
Fidelity International Value Fund (c)	130,552	1,181,497
Fidelity Japan Fund (c)	3,353	40,369
Fidelity Japan Smaller Companies Fund (c)	78,252	1,051,705
Equity Funds - continued
	Shares	Value
International Equity Funds - continued
Fidelity Nordic Fund (c)	37,015	$ 1,657,534
Fidelity Overseas Fund (c)	455	18,319
Fidelity Pacific Basin Fund (c)	47,541	1,314,981
Spartan International Index Fund Investor Class (c)	214,578	8,726,882
TOTAL INTERNATIONAL EQUITY FUNDS		54,392,998
TOTAL EQUITY FUNDS (Cost $139,351,141)		180,603,418
Fixed-Income Funds - 49.5%

Fidelity Floating Rate High Income Fund (c)	1,108,922	11,044,861
Fidelity Focused High Income Fund (c)	61,508	553,576
Fidelity High Income Fund (c)	1,188,608	11,137,255
Fidelity New Markets Income Fund (c)	72,534	1,130,813
Fidelity Real Estate Income Fund (c)	50,997	565,052
Spartan U.S. Bond Index Fund Investor Class (c)	28,190,178	320,240,419
TOTAL FIXED-INCOME FUNDS (Cost $341,710,342)		344,671,976
Money Market Funds - 24.5%
	Shares	Value
Fidelity Institutional Money Market Portfolio Class I 0.01% (b)(c)	13,203,190	$ 13,203,190
Fidelity Institutional Prime Money Market Portfolio Class I 0.01% (b)(c)	124,480,048	124,480,048
Fidelity Select Money Market Portfolio 0.01% (b)(c)	32,970,809	32,970,809
TOTAL MONEY MARKET FUNDS (Cost $170,654,047)		170,654,047
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $651,715,530)	695,929,441
NET OTHER ASSETS (LIABILITIES) - 0.0%	(115,265)
NET ASSETS - 100%	$ 695,814,176
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated company
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Air Transportation Portfolio	$ 127,877	$ 303,541	$ -	$ 507	$ 563,881
Fidelity Automotive Portfolio	308,146	864,634	-	3,511	1,357,761
Fidelity Banking Portfolio	4,462,144	275,630	3,488,528	23,941	2,565,839
Fidelity Biotechnology Portfolio	2,120,052	426,694	3,505,223	-	188,247
Fidelity Blue Chip Growth Fund	25,018	707,945	-	1,326	771,438
Fidelity Brokerage & Investment Management Portfolio	3,087,543	2,462,600	36,412	38,719	7,463,745
Fidelity Canada Fund	133,212	1,392	-	595	146,592
Fidelity Capital Appreciation Fund	3,420,328	191,384	2,300,000	7,570	2,099,582
Fidelity Chemicals Portfolio	252,832	640,916	-	7,665	1,045,303
Fidelity China Region Fund	942,464	353,645	800,000	5,193	513,044
Fidelity Commodity Strategy Fund	9,582	-	9,059	-	-
Fidelity Communications Equipment Portfolio	989,105	845,410	-	15,413	2,289,418
Fidelity Computers Portfolio	2,630,862	222,686	1,676,924	11,749	1,544,074
Fidelity Construction & Housing Portfolio	2,850,792	363,304	3,541,322	849	54,655
Fidelity Consumer Discretionary Portfolio	5,416,693	1,095,202	1,642,522	6,336	6,455,657
Fidelity Consumer Finance Portfolio	1,894,138	348,763	221,661	50,214	2,280,416
Fidelity Consumer Staples Portfolio	9,561,239	864,089	5,442,569	119,063	6,212,247
Fidelity Contrafund	22,323	457,225	-	519	479,558
Fidelity Defense & Aerospace Portfolio	106,144	62,555	-	968	212,338
Fidelity Disciplined Equity Fund	12,078	361,017	-	6,975	383,340
Fidelity Diversified International Fund	4,048,158	5,413,656	1,157,066	80,306	9,595,158
Fidelity Dividend Growth Fund	64,954	1,798	60,000	189	19,256
Fidelity Electronics Portfolio	1,954,310	2,204	2,200,000	1,850	350,161
Fidelity Emerging Asia Fund	4,509,583	563,164	2,622,109	28,890	2,320,860
Fidelity Emerging Markets Fund	1,846,153	1,752,740	1,223,681	1,790	2,270,820
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Energy Portfolio	$ 5,612,750	$ 2,188,847	$ 2,591,741	$ 44,820	$ 5,796,947
Fidelity Energy Service Portfolio	3,996,959	2,467,101	5,758,494	9,352	1,839,664
Fidelity Environmental & Alternative Energy Portfolio	187,492	1,905	-	1,905	253,092
Fidelity Equity Dividend Income Fund	13,834	333	-	333	17,854
Fidelity Equity-Income Fund	3,979,748	534,239	3,951,384	58,989	1,298,201
Fidelity Europe Capital Appreciation Fund	-	838,982	-	13,982	914,247
Fidelity Europe Fund	-	2,727,424	-	39,878	3,026,041
Fidelity Financial Services Portfolio	2,293,070	4,117,129	1,700,000	49,447	5,654,338
Fidelity Floating Rate High Income Fund	17,639,788	1,651,977	8,318,105	500,696	11,044,861
Fidelity Focused High Income Fund	2,159,339	269,113	1,820,424	69,474	553,576
Fidelity Fund	23,438	2,206	-	218	30,236
Fidelity Global Commodity Stock Fund	55,490	753	-	704	53,718
Fidelity Gold Portfolio	2,479,897	-	1,330,021	-	125,169
Fidelity Growth & Income Portfolio	-	304,358	310,719	1,243	3,113
Fidelity Growth Company Fund	109,155	9,751	-	243	150,203
Fidelity Growth Discovery Fund	-	106,591	-	-	118,269
Fidelity Health Care Portfolio	8,092,667	5,988,753	836,715	1,940	16,170,782
Fidelity High Income Fund	11,416,150	6,358,016	6,589,543	493,930	11,137,255
Fidelity Independence Fund	1,527,957	2,606	1,000,000	2,606	860,940
Fidelity Industrial Equipment Portfolio	2,639,807	758,484	900,000	22,027	3,174,351
Fidelity Industrials Portfolio	5,773,570	3,389,319	525,188	60,007	10,676,857
Fidelity Institutional Money Market Portfolio Class I	13,192,892	10,299	-	10,299	13,203,190
Fidelity Institutional Prime Money Market Portfolio Class I	104,987,825	50,561,315	31,069,092	28,369	124,480,048
Fidelity Insurance Portfolio	3,280,588	658,817	63,180	41,853	5,016,864
Fidelity International Capital Appreciation Fund	1,496,924	179,702	595,109	9,387	1,330,972
Fidelity International Discovery Fund	2,970,874	13,331,405	598,685	197,925	17,361,242
Fidelity International Real Estate Fund	311,876	561	320,000	194	11,160
Fidelity International Small Cap Fund	133,841	348,074	-	1,861	556,055
Fidelity International Small Cap Opportunities Fund	1,935,616	47,239	80,207	15,313	2,355,520
Fidelity International Value Fund	842,435	159,164	-	25,110	1,181,497
Fidelity IT Services Portfolio	1,987,075	84,131	-	-	3,042,691
Fidelity Japan Fund	32,647	379	-	349	40,369
Fidelity Japan Smaller Companies Fund	53,435	924,620	71,039	1,388	1,051,705
Fidelity Large Cap Stock Fund	277,248	1,647,034	188,380	12,339	1,944,931
Fidelity Large Cap Value Fund	119,361	2,416	-	1,937	157,841
Fidelity Leisure Portfolio	372,167	101,813	-	4,231	603,162
Fidelity Leveraged Company Stock Fund	6,305	53	-	53	8,519
Fidelity Low-Priced Stock Fund	-	68,439	-	264	70,108
Fidelity Magellan Fund	28,027	2,504	-	259	37,919
Fidelity Materials Portfolio	58,169	201,953	-	1,402	281,082
Fidelity Medical Delivery Portfolio	82,470	2,195	90,000	-	12,500
Fidelity Medical Equipment & Systems Portfolio	61,828	33,487	100,000	-	15,916
Fidelity Mega Cap Stock Fund	1,854,905	558,052	1,551,364	21,997	1,309,441
Fidelity Mid-Cap Stock Fund	62,726	2,620	-	184	87,173
Fidelity Multimedia Portfolio	2,249,300	463,641	825,453	6,329	2,827,249
Fidelity Natural Gas Portfolio	4,545	97	-	49	5,666
Fidelity Natural Resources Portfolio	102,164	849	80,000	83	33,076
Fidelity New Markets Income Fund	7,243,299	551,192	6,033,270	170,561	1,130,813
Fidelity New Millennium Fund	-	1,574,337	-	7,754	1,678,855
Fidelity Nordic Fund	1,140,763	91,519	29,722	28,892	1,657,534
Fidelity OTC Portfolio	-	3,840,940	668,803	2,318	3,598,123
Fidelity Overseas Fund	14,449	308	-	229	18,319
Fidelity Pacific Basin Fund	1,031,902	170,087	-	7,488	1,314,981
Fidelity Pharmaceuticals Portfolio	2,789,811	125,257	3,462,934	8,749	133,265
Fidelity Real Estate Income Fund	1,776,838	527,406	1,750,000	59,547	565,052
Fidelity Real Estate Investment Portfolio	1,834,819	540,388	2,030,068	15,288	451,969
Fidelity Retailing Portfolio	1,755,298	17,824	1,400,000	1,590	763,312
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Select Money Market Portfolio	$ 32,966,488	$ 4,321	$ -	$ 4,320	$ 32,970,809
Fidelity Series Commodity Strategy Fund	-	9,075	-	-	8,628
Fidelity Small Cap Discovery Fund	-	1,563,129	-	1,548	1,745,982
Fidelity Small Cap Growth Fund	137,163	29,540	-	-	198,238
Fidelity Small Cap Stock Fund	57,982	4,325	57,000	82	11,961
Fidelity Small Cap Value Fund	231,470	1,569,348	-	5,239	1,844,650
Fidelity Software & Computer Services Portfolio	7,655,739	3,119,064	2,351,739	-	12,089,760
Fidelity Technology Portfolio	1,231,264	1,681,621	3,132,088	-	-
Fidelity Telecom and Utilities Fund	3,147,009	19,513	3,495,117	19,513	122,424
Fidelity Telecommunications Portfolio	1,230,795	145,523	329,136	26,527	1,251,781
Fidelity Transportation Portfolio	522,151	340,458	-	3,724	1,127,230
Fidelity Utilities Portfolio	223,500	5,674	34,866	3,583	229,274
Fidelity Value Fund	-	146,586	-	1,312	158,870
Spartan Extended Market Index Fund Investor Class	11,334	457	-	155	15,662
Spartan International Index Fund Investor Class	6,524,768	1,010,853	82,879	199,805	8,726,882
Spartan Total Market Index Fund Investor Class	142,169	2,776	-	2,776	189,613
Spartan U.S. Bond Index Fund Investor Class	322,704,210	57,230,588	44,479,874	7,086,548	320,240,419
VIP Energy Portfolio Investor Class	2,737,608	36,276	750,000	21,108	2,572,440
VIP Mid Cap Portfolio Investor Class	2,642	428	-	14	3,595
Total	$ 652,415,555	$ 194,049,753	$ 171,279,415	$ 9,845,777	$ 695,929,441
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP FundsManager 20% Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (cost $651,715,530) - See accompanying schedule		$ 695,929,441
Receivable for fund shares sold		111,778
Total assets		696,041,219

Liabilities
Payable for investments purchased	$ 111,241
Payable for fund shares redeemed	537
Accrued management fee	115,117
Distribution and service plan fees payable	148
Total liabilities		227,043

Net Assets		$ 695,814,176
Net Assets consist of:
Paid in capital		$ 646,455,709
Undistributed net investment income		14,691
Accumulated undistributed net realized gain (loss) on investments		5,129,865
Net unrealized appreciation (depreciation) on investments		44,213,911
Net Assets		$ 695,814,176

Statement of Assets and Liabilities - continued

December 31, 2013

Service Class: Net Asset Value, offering price and redemption price per share ($71,797 ÷ 6,335 shares)	$ 11.33

Service Class 2: Net Asset Value, offering price and redemption price per share ($1,196,761 ÷ 105,738 shares)	$ 11.32

Investor Class: Net Asset Value, offering price and redemption price per share ($694,545,618 ÷ 61,311,897 shares)	$ 11.33

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2013

Investment Income
Income distributions from underlying funds		$ 9,845,777

Expenses
Management fee	$ 1,714,041
Distribution and service plan fees	3,368
Independent trustees' compensation	2,587
Total expenses before reductions	1,719,996
Expense reductions	(344,789)	1,375,207
Net investment income (loss)		8,470,570
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	11,160,501
Capital gain distributions from underlying funds	7,438,036
Total net realized gain (loss)		18,598,537
Change in net unrealized appreciation (depreciation) on underlying funds		9,581,168
Net gain (loss)		28,179,705
Net increase (decrease) in net assets resulting from operations		$ 36,650,275

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,470,570	$ 8,962,223
Net realized gain (loss)	18,598,537	8,190,372
Change in net unrealized appreciation (depreciation)	9,581,168	14,648,998
Net increase (decrease) in net assets resulting from operations	36,650,275	31,801,593
Distributions to shareholders from net investment income	(8,453,986)	(8,950,931)
Distributions to shareholders from net realized gain	(14,302,675)	(1,790,569)
Total distributions	(22,756,661)	(10,741,500)
Share transactions - net increase (decrease)	29,613,069	96,242,937
Total increase (decrease) in net assets	43,506,683	117,303,030

Net Assets
Beginning of period	652,307,493	535,004,463
End of period (including undistributed net investment income of $14,691 and undistributed net investment income of $0, respectively)	$ 695,814,176	$ 652,307,493

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.10	$ 10.68	$ 10.63	$ 10.07	$ 9.27
Income from Investment Operations
Net investment income (loss) C	.14	.17	.20	.19	.21
Net realized and unrealized gain (loss)	.47	.44	.05	.55	.76
Total from investment operations	.61	.61	.25	.74	.97
Distributions from net investment income	(.14)	(.16)	(.18)	(.17)	(.16)
Distributions from net realized gain	(.24)	(.03)	(.02)	(.01)	(.01)
Total distributions	(.38)	(.19)	(.20)	(.18)	(.17) F
Net asset value, end of period	$ 11.33	$ 11.10	$ 10.68	$ 10.63	$ 10.07
Total Return A, B	5.53%	5.68%	2.30%	7.36%	10.43%
Ratios to Average Net Assets D, E
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.23%	1.51%	1.84%	1.84%	2.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 72	$ 71	$ 64	$ 67	$ 61
Portfolio turnover rate D	25%	17%	12%	14%	31%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.17 per share is comprised of distributions from net investment income of $.161 and distributions from net realized gain of $.006 per share.

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.08	$ 10.67	$ 10.62	$ 10.06	$ 9.28
Income from Investment Operations
Net investment income (loss) C	.12	.15	.18	.18	.20
Net realized and unrealized gain (loss)	.48	.43	.05	.55	.74
Total from investment operations	.60	.58	.23	.73	.94
Distributions from net investment income	(.12)	(.14)	(.16)	(.16)	(.16)
Distributions from net realized gain	(.24)	(.03)	(.02)	(.01)	(.01)
Total distributions	(.36)	(.17)	(.18)	(.17)	(.16) F
Net asset value, end of period	$ 11.32	$ 11.08	$ 10.67	$ 10.62	$ 10.06
Total Return A, B	5.46%	5.43%	2.20%	7.24%	10.14%
Ratios to Average Net Assets D, E
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.08%	1.36%	1.69%	1.69%	2.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,197	$ 1,274	$ 1,373	$ 569	$ 425
Portfolio turnover rate D	25%	17%	12%	14%	31%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.16 per share is comprised of distributions from net investment income of $.155 and distributions from net realized gain of $.006 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.09	$ 10.68	$ 10.63	$ 10.06	$ 9.27
Income from Investment Operations
Net investment income (loss) C	.14	.17	.20	.19	.21
Net realized and unrealized gain (loss)	.48	.43	.05	.56	.75
Total from investment operations	.62	.60	.25	.75	.96
Distributions from net investment income	(.14)	(.16)	(.18)	(.17)	(.16)
Distributions from net realized gain	(.24)	(.03)	(.02)	(.01)	(.01)
Total distributions	(.38)	(.19)	(.20)	(.18)	(.17) F
Net asset value, end of period	$ 11.33	$ 11.09	$ 10.68	$ 10.63	$ 10.06
Total Return A, B	5.62%	5.58%	2.31%	7.47%	10.32%
Ratios to Average Net Assets D, E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.23%	1.51%	1.84%	1.84%	2.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 694,546	$ 650,963	$ 533,568	$ 391,226	$ 270,852
Portfolio turnover rate D	25%	17%	12%	14%	31%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.17 per share is comprised of distributions from net investment income of $.161 and distributions from net realized gain of $.006 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP FundsManager 50% Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
Fidelity Air Transportation Portfolio	0.3	0.3
Fidelity Automotive Portfolio	0.6	0.2
Fidelity Banking Portfolio	1.3	1.2
Fidelity Biotechnology Portfolio	0.7	1.1
Fidelity Blue Chip Growth Fund	0.9	0.2
Fidelity Brokerage & Investment Management Portfolio	1.9	1.9
Fidelity Capital Appreciation Fund	0.1	0.6
Fidelity Chemicals Portfolio	0.7	0.6
Fidelity Communications Equipment Portfolio	0.4	0.4
Fidelity Computers Portfolio	0.8	0.9
Fidelity Construction & Housing Portfolio	0.7	1.3
Fidelity Consumer Discretionary Portfolio	1.5	1.4
Fidelity Consumer Finance Portfolio	0.2	0.3
Fidelity Consumer Staples Portfolio	2.4	2.9
Fidelity Contrafund	0.2	0.0*
Fidelity Defense & Aerospace Portfolio	0.0*	0.1
Fidelity Disciplined Equity Fund	0.4	0.0*
Fidelity Dividend Growth Fund	0.0*	0.0*
Fidelity Electronics Portfolio	0.3	0.3
Fidelity Energy Portfolio	1.4	1.9
Fidelity Energy Service Portfolio	0.9	1.5
Fidelity Environmental & Alternative Energy Portfolio	0.0*	0.0*
Fidelity Equity Dividend Income Fund	0.0*	0.0*
Fidelity Equity-Income Fund	0.8	0.3
Fidelity Financial Services Portfolio	1.6	1.7
Fidelity Fund	0.0*	0.0*
Fidelity Global Commodity Stock Fund	0.0*	0.0*
Fidelity Gold Portfolio	0.0*	0.1
Fidelity Growth & Income Portfolio	0.7	0.5
Fidelity Growth Company Fund	0.1	0.2
Fidelity Growth Discovery Fund	0.2	0.0
Fidelity Health Care Portfolio	2.4	1.9
Fidelity Independence Fund	0.1	0.1
Fidelity Industrial Equipment Portfolio	1.1	1.2
Fidelity Industrials Portfolio	2.3	1.7
Fidelity Insurance Portfolio	1.0	1.1

	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity IT Services Portfolio	0.5	0.5
Fidelity Large Cap Stock Fund	1.6	1.0
Fidelity Large Cap Value Fund	0.0*	0.0*
Fidelity Leisure Portfolio	0.1	0.1
Fidelity Leveraged Company Stock Fund	0.0*	0.0*
Fidelity Low-Priced Stock Fund	0.1	0.0
Fidelity Magellan Fund	0.0*	0.0*
Fidelity Materials Portfolio	0.2	0.0*
Fidelity Medical Delivery Portfolio	0.2	0.3
Fidelity Medical Equipment & Systems Portfolio	0.0*	0.0*
Fidelity Mega Cap Stock Fund	1.6	1.2
Fidelity Mid Cap Value Fund	0.0*	0.0*
Fidelity Mid-Cap Stock Fund	0.0*	0.0*
Fidelity Multimedia Portfolio	0.9	1.2
Fidelity Nasdaq Composite Index Fund	0.0*	0.0*
Fidelity Natural Gas Portfolio	0.0*	0.0*
Fidelity Natural Resources Portfolio	0.0*	0.0*
Fidelity New Millennium Fund	0.7	0.4
Fidelity OTC Portfolio	0.7	0.8
Fidelity Pharmaceuticals Portfolio	0.7	0.9
Fidelity Real Estate Investment Portfolio	0.0*	0.2
Fidelity Retailing Portfolio	0.3	0.4
Fidelity Series Commodity Strategy Fund	0.0*	0.0*
Fidelity Small Cap Discovery Fund	0.8	0.5
Fidelity Small Cap Growth Fund	0.0*	0.0*
Fidelity Small Cap Stock Fund	0.0*	0.0*
Fidelity Small Cap Value Fund	0.0*	0.0*
Fidelity Software & Computer Services Portfolio	2.3	2.2
Fidelity Technology Portfolio	1.2	1.6
Fidelity Telecom and Utilities Fund	0.0*	0.0*
Fidelity Telecommunications Portfolio	0.4	0.7
Fidelity Transportation Portfolio	0.5	0.3
Fidelity Utilities Portfolio	0.2	0.4
Fidelity Value Fund	0.5	0.1
Fidelity Value Strategies Fund	0.0*	0.0*
Spartan 500 Index Fund Investor Class	0.0*	0.0*
Spartan Extended Market Index Fund Investor Class	0.3	0.4
Spartan Total Market Index Fund Investor Class	0.3	0.5
VIP Mid Cap Portfolio Investor Class	0.0*	0.0*
	40.1	39.6
Fund Holdings as of December 31, 2013 - continued
	% of fund's net assets	% of fund's net assets 6 months ago
International Equity Funds
Fidelity Canada Fund	0.0*	0.0*
Fidelity China Region Fund	0.0*	0.0*
Fidelity Diversified International Fund	2.5	0.2
Fidelity Emerging Asia Fund	0.5	0.8
Fidelity Emerging Markets Fund	0.9	0.5
Fidelity Europe Capital Appreciation Fund	0.1	0.0
Fidelity Europe Fund	2.1	1.2
Fidelity International Capital Appreciation Fund	0.4	0.5
Fidelity International Discovery Fund	4.5	4.1
Fidelity International Growth Fund	0.2	0.2
Fidelity International Real Estate Fund	0.0*	0.0*
Fidelity International Small Cap Fund	0.8	0.4
Fidelity International Small Cap Opportunities Fund	0.5	0.3
Fidelity International Value Fund	0.3	0.4
Fidelity Japan Fund	0.1	0.1
Fidelity Japan Smaller Companies Fund	0.9	0.9
Fidelity Latin America Fund	0.0*	0.0*
Fidelity Nordic Fund	0.2	0.1
Fidelity Overseas Fund	0.1	0.1
Fidelity Pacific Basin Fund	0.3	0.3
Spartan International Index Fund Investor Class	2.6	2.8
	17.0	12.9
Fixed-Income Funds
Fidelity Floating Rate High Income Fund	1.7	2.0
Fidelity Focused High Income Fund	0.2	0.3
Fidelity High Income Fund	1.0	0.7
Fidelity New Markets Income Fund	0.2	0.4
Fidelity Real Estate Income Fund	0.0*	0.0*
Spartan U.S. Bond Index Fund Investor Class	33.8	34.6
	36.9	38.0
Money Market Funds
Fidelity Institutional Prime Money Market Portfolio Class I	5.7	9.1
Fidelity Select Money Market Portfolio	0.3	0.4
	6.0	9.5
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%

Asset Allocation (% of fund's net assets)
As of December 31, 2013
Domestic Equity Funds	40.1%
International Equity Funds	17.0%
Fixed-Income Funds	36.9%
Money Market Funds	6.0%

As of June 30, 2013
Domestic Equity Funds	39.6%
International Equity Funds	12.9%
Fixed-Income Funds	38.0%
Money Market Funds	9.5%

Annual Report

VIP FundsManager 50% Portfolio

Investments December 31, 2013

Showing Percentage of Net Assets

Equity Funds - 57.1%
	Shares	Value
Domestic Equity Funds - 40.1%
Fidelity Air Transportation Portfolio (c)	183,314	$ 10,870,505
Fidelity Automotive Portfolio (c)	380,852	21,453,398
Fidelity Banking Portfolio (c)	1,668,222	43,657,362
Fidelity Biotechnology Portfolio (c)	126,212	22,936,543
Fidelity Blue Chip Growth Fund (c)	492,434	31,205,529
Fidelity Brokerage & Investment Management Portfolio (c)	858,757	63,762,714
Fidelity Capital Appreciation Fund (c)	60,914	2,203,863
Fidelity Chemicals Portfolio (c)	157,566	22,984,107
Fidelity Communications Equipment Portfolio (c)	403,562	11,905,092
Fidelity Computers Portfolio (c)	385,597	28,580,421
Fidelity Construction & Housing Portfolio (c)	410,410	22,375,540
Fidelity Consumer Discretionary Portfolio (c)	1,502,453	49,761,238
Fidelity Consumer Finance Portfolio (c)	451,377	7,384,535
Fidelity Consumer Staples Portfolio (c)	911,897	82,262,236
Fidelity Contrafund (c)	71,554	6,879,234
Fidelity Defense & Aerospace Portfolio (c)	13,291	1,626,260
Fidelity Disciplined Equity Fund (c)	400,493	12,943,925
Fidelity Dividend Growth Fund (c)	4,379	154,957
Fidelity Electronics Portfolio (c)	134,523	8,492,416
Fidelity Energy Portfolio (c)	854,881	47,967,394
Fidelity Energy Service Portfolio (c)	376,747	31,966,985
Fidelity Environmental & Alternative Energy Portfolio (c)	16,955	387,084
Fidelity Equity Dividend Income Fund (c)	545	13,416
Fidelity Equity-Income Fund (c)	449,421	26,381,003
Fidelity Financial Services Portfolio (c)	656,836	53,716,017
Fidelity Fund (c)	753	32,123
Fidelity Global Commodity Stock Fund (c)	4,619	65,261
Fidelity Gold Portfolio (a)(c)	5,877	105,612
Fidelity Growth & Income Portfolio (c)	807,902	22,508,160
Fidelity Growth Company Fund (c)	37,410	4,484,663
Fidelity Growth Discovery Fund (c)	354,926	7,535,082
Fidelity Health Care Portfolio (c)	424,788	80,076,772
Fidelity Independence Fund (c)	59,806	2,166,780
Fidelity Industrial Equipment Portfolio (c)	795,611	36,454,898
Fidelity Industrials Portfolio (c)	2,350,410	79,138,311
Fidelity Insurance Portfolio (c)	499,796	34,275,979
Fidelity IT Services Portfolio (c)	475,100	17,782,991
Fidelity Large Cap Stock Fund (c)	1,977,616	53,850,480
Fidelity Large Cap Value Fund (c)	33,099	504,762
Fidelity Leisure Portfolio (c)	26,115	3,477,945
Fidelity Leveraged Company Stock Fund (c)	774	33,485
Fidelity Low-Priced Stock Fund (c)	65,340	3,231,719
Fidelity Magellan Fund (c)	122	11,241
Fidelity Materials Portfolio (c)	70,195	5,958,829
Fidelity Medical Delivery Portfolio (c)	102,174	7,453,627

	Shares	Value
Fidelity Medical Equipment & Systems Portfolio (c)	15,313	$ 547,281
Fidelity Mega Cap Stock Fund (c)	3,519,384	54,268,895
Fidelity Mid Cap Value Fund (c)	20,972	473,960
Fidelity Mid-Cap Stock Fund (c)	23,480	927,714
Fidelity Multimedia Portfolio (c)	379,486	30,727,011
Fidelity Nasdaq Composite Index Fund (c)	10,551	581,474
Fidelity Natural Gas Portfolio (c)	5,944	224,625
Fidelity Natural Resources Portfolio (c)	3,561	131,404
Fidelity New Millennium Fund (c)	626,053	24,710,327
Fidelity OTC Portfolio (c)	320,603	24,811,439
Fidelity Pharmaceuticals Portfolio (c)	1,328,231	25,515,323
Fidelity Real Estate Investment Portfolio (c)	5,010	159,956
Fidelity Retailing Portfolio (c)	129,600	11,338,726
Fidelity Series Commodity Strategy Fund (a)(c)	1,089	8,628
Fidelity Small Cap Discovery Fund (c)	894,609	27,965,478
Fidelity Small Cap Growth Fund (c)	4,989	96,130
Fidelity Small Cap Stock Fund (c)	8,849	185,291
Fidelity Small Cap Value Fund (c)	9,762	195,636
Fidelity Software & Computer Services Portfolio (c)	660,483	78,372,926
Fidelity Technology Portfolio (c)	345,034	42,452,935
Fidelity Telecom and Utilities Fund (c)	9,838	216,526
Fidelity Telecommunications Portfolio (c)	222,354	13,450,208
Fidelity Transportation Portfolio (c)	225,951	16,686,513
Fidelity Utilities Portfolio (c)	95,884	6,386,832
Fidelity Value Fund (c)	175,788	18,208,133
Fidelity Value Strategies Fund (c)	293	11,986
Spartan 500 Index Fund Investor Class (c)	2,960	193,825
Spartan Extended Market Index Fund Investor Class (c)	159,286	8,509,059
Spartan Total Market Index Fund Investor Class (c)	162,414	8,789,820
VIP Mid Cap Portfolio Investor Class (c)	9,892	358,602
TOTAL DOMESTIC EQUITY FUNDS		1,367,527,157
International Equity Funds - 17.0%
Fidelity Canada Fund (c)	2,644	154,154
Fidelity China Region Fund (c)	44,327	1,496,463
Fidelity Diversified International Fund (c)	2,304,189	85,047,614
Fidelity Emerging Asia Fund (c)	590,729	18,099,927
Fidelity Emerging Markets Fund (c)	1,270,569	30,608,006
Fidelity Europe Capital Appreciation Fund (c)	75,554	1,779,295
Fidelity Europe Fund (c)	1,843,270	71,684,771
Fidelity International Capital Appreciation Fund (c)	809,450	13,558,285
Fidelity International Discovery Fund (c)	3,830,243	155,124,844
Fidelity International Growth Fund (c)	487,707	5,481,822
Fidelity International Real Estate Fund (c)	14,690	149,401
Fidelity International Small Cap Fund (c)	1,074,013	28,772,812
Equity Funds - continued
	Shares	Value
International Equity Funds - continued
Fidelity International Small Cap Opportunities Fund (c)	1,203,104	$ 16,795,337
Fidelity International Value Fund (c)	1,175,369	10,637,089
Fidelity Japan Fund (c)	181,051	2,179,850
Fidelity Japan Smaller Companies Fund (c)	2,324,643	31,243,206
Fidelity Latin America Fund (c)	645	20,172
Fidelity Nordic Fund (c)	166,951	7,476,087
Fidelity Overseas Fund (c)	52,544	2,115,407
Fidelity Pacific Basin Fund (c)	340,365	9,414,498
Spartan International Index Fund Investor Class (c)	2,151,845	87,515,519
TOTAL INTERNATIONAL EQUITY FUNDS		579,354,559
TOTAL EQUITY FUNDS (Cost $1,598,181,909)		1,946,881,716
Fixed-Income Funds - 36.9%

Fidelity Floating Rate High Income Fund (c)	5,630,837	56,083,137
Fidelity Focused High Income Fund (c)	805,673	7,251,058
Fidelity High Income Fund (c)	3,709,046	34,753,759
Fidelity New Markets Income Fund (c)	468,373	7,301,936

	Shares	Value
Fidelity Real Estate Income Fund (c)	9,692	$ 107,384
Spartan U.S. Bond Index Fund Investor Class (c)	101,530,486	1,153,386,318
TOTAL FIXED-INCOME FUNDS (Cost $1,273,232,256)		1,258,883,592
Money Market Funds - 6.0%

Fidelity Institutional Prime Money Market Portfolio Class I 0.01% (b)(c)	193,114,698	193,114,698
Fidelity Select Money Market Portfolio 0.01% (b)(c)	10,214,841	10,214,841
TOTAL MONEY MARKET FUNDS (Cost $203,329,539)		203,329,539
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $3,074,743,704)	3,409,094,847
NET OTHER ASSETS (LIABILITIES) - 0.0%	(559,706)
NET ASSETS - 100%	$ 3,408,535,141
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated company
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Air Transportation Portfolio	$ 1,234,173	$ 7,434,735	$ -	$ 9,341	$ 10,870,505
Fidelity Automotive Portfolio	1,978,745	17,837,771	712,762	55,486	21,453,398
Fidelity Banking Portfolio	20,914,954	16,594,358	1,950,019	297,421	43,657,362
Fidelity Biotechnology Portfolio	9,327,057	13,566,308	10,209,641	-	22,936,543
Fidelity Blue Chip Growth Fund	187,959	29,732,006	-	56,470	31,205,529
Fidelity Brokerage & Investment Management Portfolio	10,373,195	39,335,404	13,676	326,800	63,762,714
Fidelity Canada Fund	140,084	1,463	-	625	154,154
Fidelity Capital Appreciation Fund	11,839,589	200,889	12,300,000	7,945	2,203,863
Fidelity Chemicals Portfolio	5,007,055	19,927,198	4,729,231	162,270	22,984,107
Fidelity China Region Fund	7,515,285	8,229,196	14,400,000	15,146	1,496,463
Fidelity Commodity Strategy Fund	9,582	-	9,059	-	-
Fidelity Communications Equipment Portfolio	201,370	11,494,959	1,840,000	93,158	11,905,092
Fidelity Computers Portfolio	17,726,566	6,709,011	380,517	198,302	28,580,421
Fidelity Construction & Housing Portfolio	18,315,136	12,007,892	10,525,313	115,518	22,375,540
Fidelity Consumer Discretionary Portfolio	16,173,030	28,349,833	2,340,151	43,874	49,761,238
Fidelity Consumer Finance Portfolio	5,639,757	1,093,286	89,113	162,376	7,384,535
Fidelity Consumer Staples Portfolio	41,063,902	36,436,679	395,689	1,381,794	82,262,236
Fidelity Contrafund	980,514	13,043,321	7,335,000	6,610	6,879,234
Fidelity Defense & Aerospace Portfolio	1,097,765	79,889	-	8,130	1,626,260
Fidelity Disciplined Equity Fund	318,429	12,324,916	-	221,297	12,943,925
Fidelity Diversified International Fund	14,111,784	76,865,912	13,446,376	613,236	85,047,614
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Dividend Growth Fund	$ 1,011,343	$ 14,468	$ 1,000,000	$ 1,523	$ 154,957
Fidelity Electronics Portfolio	6,101,953	51,643	-	43,043	8,492,416
Fidelity Emerging Asia Fund	27,381,168	9,557,809	18,188,478	215,200	18,099,927
Fidelity Emerging Markets Fund	3,321,076	31,938,904	4,500,000	23,985	30,608,006
Fidelity Energy Portfolio	31,455,529	30,332,724	17,145,125	348,890	47,967,394
Fidelity Energy Service Portfolio	15,701,457	28,268,525	18,657,699	76,665	31,966,985
Fidelity Environmental & Alternative Energy Portfolio	439,463	3,182	170,000	3,182	387,084
Fidelity Equity Dividend Income Fund	10,395	250	-	250	13,416
Fidelity Equity-Income Fund	4,513,195	22,925,367	3,030,577	323,360	26,381,003
Fidelity Europe Capital Appreciation Fund	-	1,642,211	-	27,211	1,779,295
Fidelity Europe Fund	-	63,428,939	-	944,693	71,684,771
Fidelity Financial Services Portfolio	25,011,062	18,032,253	-	470,851	53,716,017
Fidelity Floating Rate High Income Fund	35,258,327	21,120,341	439,370	1,477,403	56,083,137
Fidelity Focused High Income Fund	7,094,068	612,527	154,024	352,350	7,251,058
Fidelity Fund	589,817	36,182	660,000	2,567	32,123
Fidelity Global Commodity Stock Fund	67,413	915	-	856	65,261
Fidelity Gold Portfolio	7,732,711	-	4,364,470	-	105,612
Fidelity Growth & Income Portfolio	-	20,220,935	113,097	249,175	22,508,160
Fidelity Growth Company Fund	6,788,403	297,096	4,000,000	7,236	4,484,663
Fidelity Growth Discovery Fund	-	6,993,610	-	-	7,535,082
Fidelity Health Care Portfolio	25,381,808	53,266,593	12,272,403	9,016	80,076,772
Fidelity High Income Fund	19,654,829	19,215,142	4,089,888	1,193,894	34,753,759
Fidelity Independence Fund	1,545,277	6,558	-	6,558	2,166,780
Fidelity Industrial Equipment Portfolio	17,060,928	15,458,337	1,840,719	238,287	36,454,898
Fidelity Industrials Portfolio	20,641,910	48,644,103	1,614,135	408,395	79,138,311
Fidelity Institutional Prime Money Market Portfolio Class I	58,653,226	192,262,198	57,800,725	23,504	193,114,698
Fidelity Insurance Portfolio	13,730,869	14,421,564	54,789	267,024	34,275,979
Fidelity International Capital Appreciation Fund	8,733,811	4,781,995	2,182,034	95,620	13,558,285
Fidelity International Discovery Fund	60,151,481	74,883,264	665,101	1,719,949	155,124,844
Fidelity International Growth Fund	4,486,842	28,619	-	24,253	5,481,822
Fidelity International Real Estate Fund	1,368,313	7,506	1,300,000	2,595	149,401
Fidelity International Small Cap Fund	1,010,313	26,976,178	2,187,941	96,401	28,772,812
Fidelity International Small Cap Opportunities Fund	5,774,587	8,908,467	66,855	108,316	16,795,337
Fidelity International Value Fund	726,829	10,094,425	1,020,000	226,064	10,637,089
Fidelity IT Services Portfolio	9,127,437	4,070,296	-	-	17,782,991
Fidelity Japan Fund	1,762,854	20,444	-	18,830	2,179,850
Fidelity Japan Smaller Companies Fund	1,376,579	29,675,045	3,212,586	42,667	31,243,206
Fidelity Large Cap Stock Fund	2,347,385	45,772,839	107,033	322,534	53,850,480
Fidelity Large Cap Value Fund	381,705	7,726	-	6,194	504,762
Fidelity Latin America Fund	188,553	3,669	150,000	380	20,172
Fidelity Leisure Portfolio	2,454,019	239,956	-	25,001	3,477,945
Fidelity Leveraged Company Stock Fund	24,783	210	-	210	33,485
Fidelity Low-Priced Stock Fund	-	3,165,223	-	12,151	3,231,719
Fidelity Magellan Fund	211,257	1,795	245,000	235	11,241
Fidelity Materials Portfolio	200,201	5,637,668	150,000	28,821	5,958,829
Fidelity Medical Delivery Portfolio	5,602,132	424,481	97,654	-	7,453,627
Fidelity Medical Equipment & Systems Portfolio	128,024	394,947	-	-	547,281
Fidelity Mega Cap Stock Fund	20,065,778	32,706,291	6,008,163	533,404	54,268,895
Fidelity Mid Cap Value Fund	341,068	39,108	-	4,753	473,960
Fidelity Mid-Cap Stock Fund	169,523	622,597	-	1,904	927,714
Fidelity Multimedia Portfolio	15,107,634	13,019,107	6,177,596	68,787	30,727,011
Fidelity Nasdaq Composite Index Fund	416,093	9,225	-	4,130	581,474
Fidelity Natural Gas Portfolio	1,181,589	4,401	1,100,000	2,492	224,625
Fidelity Natural Resources Portfolio	111,847	3,371	-	329	131,404
Fidelity New Markets Income Fund	17,116,448	2,878,981	10,823,949	556,127	7,301,936
Fidelity New Millennium Fund	-	26,468,714	4,000,000	101,839	24,710,327
Fidelity Nordic Fund	2,452,002	4,052,665	97,468	130,311	7,476,087
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity OTC Portfolio	$ -	$ 39,786,797	$ 17,298,924	$ 20,604	$ 24,811,439
Fidelity Overseas Fund	1,668,437	35,568	-	26,431	2,115,407
Fidelity Pacific Basin Fund	7,387,817	1,217,726	-	53,612	9,414,498
Fidelity Pharmaceuticals Portfolio	14,731,454	7,634,274	1,184,865	209,120	25,515,323
Fidelity Real Estate Income Fund	7,390,414	1,507,571	9,068,356	117,011	107,384
Fidelity Real Estate Investment Portfolio	3,820,172	10,793,434	14,448,312	30,831	159,956
Fidelity Retailing Portfolio	8,536,702	252,081	750,000	16,002	11,338,726
Fidelity Select Money Market Portfolio	10,213,502	1,338	-	1,339	10,214,841
Fidelity Series Commodity Strategy Fund	-	9,075	-	-	8,628
Fidelity Small Cap Discovery Fund	-	25,254,121	-	24,428	27,965,478
Fidelity Small Cap Growth Fund	66,513	14,325	-	-	96,130
Fidelity Small Cap Stock Fund	142,761	18,768	-	519	185,291
Fidelity Small Cap Value Fund	142,720	17,960	-	555	195,636
Fidelity Software & Computer Services Portfolio	14,470,573	47,311,139	63,729	-	78,372,926
Fidelity Technology Portfolio	29,876,166	10,591,726	5,505,699	46,075	42,452,935
Fidelity Telecom and Utilities Fund	6,617,183	38,616	7,000,000	38,616	216,526
Fidelity Telecommunications Portfolio	13,773,209	3,984,465	6,634,094	289,679	13,450,208
Fidelity Transportation Portfolio	2,747,932	11,756,711	31,864	49,261	16,686,513
Fidelity Utilities Portfolio	9,566,925	158,114	4,953,414	99,861	6,386,832
Fidelity Value Fund	-	16,540,616	18,413	150,341	18,208,133
Fidelity Value Strategies Fund	913,502	95	1,035,000	96	11,986
Spartan 500 Index Fund Investor Class	146,558	3,387	-	3,387	193,825
Spartan Extended Market Index Fund Investor Class	10,028,271	314,535	4,935,000	103,389	8,509,059
Spartan International Index Fund Investor Class	58,012,558	20,653,614	2,947,192	1,992,365	87,515,519
Spartan Total Market Index Fund Investor Class	11,857,704	163,738	6,405,000	163,738	8,789,820
Spartan U.S. Bond Index Fund Investor Class	540,697,956	653,935,150	4,386,246	18,564,380	1,153,386,318
VIP Mid Cap Portfolio Investor Class	263,522	42,663	-	1,416	358,602
Total	$ 1,429,393,796	$ 2,096,954,222	$ 357,029,534	$ 36,628,270	$ 3,409,094,847
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP FundsManager 50% Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (cost $3,074,743,704) - See accompanying schedule		$ 3,409,094,847
Receivable for investments sold		8,435
Receivable for fund shares sold		5,561,608
Total assets		3,414,664,890

Liabilities
Payable for investments purchased	$ 5,496,489
Payable for fund shares redeemed	73,554
Accrued management fee	548,737
Distribution and service plan fees payable	10,969
Total liabilities		6,129,749

Net Assets		$ 3,408,535,141
Net Assets consist of:
Paid in capital		$ 3,073,329,644
Accumulated undistributed net realized gain (loss) on investments		854,354
Net unrealized appreciation (depreciation) on investments		334,351,143
Net Assets		$ 3,408,535,141

Statement of Assets and Liabilities - continued

December 31, 2013

Service Class: Net Asset Value, offering price and redemption price per share ($79,889 ÷ 6,652 shares)	$ 12.01

Service Class 2: Net Asset Value, offering price and redemption price per share ($89,164,314 ÷ 7,445,269 shares)	$ 11.98

Investor Class: Net Asset Value, offering price and redemption price per share ($3,319,290,938 ÷ 276,408,533 shares)	$ 12.01

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2013

Investment Income
Income distributions from underlying funds		$ 36,628,270

Expenses
Management fee	$ 5,969,266
Distribution and service plan fees	210,773
Independent trustees' compensation	8,458
Total expenses before reductions	6,188,497
Expense reductions	(1,283,118)	4,905,379
Net investment income (loss)		31,722,891
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	16,867,324
Capital gain distributions from underlying funds	61,052,998
Total net realized gain (loss)		77,920,322
Change in net unrealized appreciation (depreciation) on underlying funds		222,867,946
Net gain (loss)		300,788,268
Net increase (decrease) in net assets resulting from operations		$ 332,511,159

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 31,722,891	$ 17,315,688
Net realized gain (loss)	77,920,322	19,794,433
Change in net unrealized appreciation (depreciation)	222,867,946	51,810,378
Net increase (decrease) in net assets resulting from operations	332,511,159	88,920,499
Distributions to shareholders from net investment income	(31,865,189)	(17,293,629)
Distributions to shareholders from net realized gain	(18,085,537)	(3,690,979)
Total distributions	(49,950,726)	(20,984,608)
Share transactions - net increase (decrease)	1,696,818,975	595,783,166
Total increase (decrease) in net assets	1,979,379,408	663,719,057

Net Assets
Beginning of period	1,429,155,733	765,436,676
End of period	$ 3,408,535,141	$ 1,429,155,733

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.62	$ 9.78	$ 10.02	$ 9.11	$ 7.80
Income from Investment Operations
Net investment income (loss) C	.15	.18	.19	.17	.17
Net realized and unrealized gain (loss)	1.42	.82	(.23)	.91	1.30
Total from investment operations	1.57	1.00	(.04)	1.08	1.47
Distributions from net investment income	(.12)	(.13)	(.18)	(.16)	(.15)
Distributions from net realized gain	(.07)	(.03)	(.02)	(.02)	(.01)
Total distributions	(.18) G	(.16)	(.20)	(.17) F	(.16)
Net asset value, end of period	$ 12.01	$ 10.62	$ 9.78	$ 10.02	$ 9.11
Total Return A, B	14.79%	10.24%	(.42)%	11.89%	18.82%
Ratios to Average Net Assets D, E
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.33%	1.77%	1.84%	1.78%	2.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 80	$ 72	$ 59	$ 62	$ 58
Portfolio turnover rate D	15%	15%	14%	16%	44%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.17 per share is comprised of distributions from net investment income of $.155 and distributions from net realized gain of $.018 per share.

G Total distributions of $.18 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.065 per share.

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.59	$ 9.75	$ 10.01	$ 9.10	$ 7.79
Income from Investment Operations
Net investment income (loss) C	.13	.17	.17	.15	.16
Net realized and unrealized gain (loss)	1.42	.82	(.24)	.92	1.30
Total from investment operations	1.55	.99	(.07)	1.07	1.46
Distributions from net investment income	(.10)	(.12)	(.17)	(.14)	(.14)
Distributions from net realized gain	(.07)	(.03)	(.02)	(.02)	(.01)
Total distributions	(.16) F	(.15)	(.19)	(.16)	(.15)
Net asset value, end of period	$ 11.98	$ 10.59	$ 9.75	$ 10.01	$ 9.10
Total Return A, B	14.66%	10.12%	(.68)%	11.75%	18.76%
Ratios to Average Net Assets D, E
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.18%	1.62%	1.69%	1.63%	1.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 89,164	$ 81,647	$ 17,800	$ 1,030	$ 550
Portfolio turnover rate D	15%	15%	14%	16%	44%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.16 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.61	$ 9.78	$ 10.02	$ 9.11	$ 7.79
Income from Investment Operations
Net investment income (loss) C	.15	.18	.19	.17	.17
Net realized and unrealized gain (loss)	1.43	.81	(.23)	.91	1.31
Total from investment operations	1.58	.99	(.04)	1.08	1.48
Distributions from net investment income	(.12)	(.13)	(.18)	(.16)	(.15)
Distributions from net realized gain	(.07)	(.03)	(.02)	(.02)	(.01)
Total distributions	(.18) G	(.16)	(.20)	(.17) F	(.16)
Net asset value, end of period	$ 12.01	$ 10.61	$ 9.78	$ 10.02	$ 9.11
Total Return A, B	14.90%	10.13%	(.42)%	11.89%	18.98%
Ratios to Average Net Assets D, E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.33%	1.77%	1.84%	1.78%	2.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,319,291	$ 1,347,437	$ 747,577	$ 671,632	$ 520,243
Portfolio turnover rate D	15%	15%	14%	16%	44%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.17 per share is comprised of distributions from net investment income of $.155 and distributions from net realized gain of $.018 per share.

G Total distributions of $.18 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP FundsManager 60% Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
Fidelity Air Transportation Portfolio	0.2	0.1
Fidelity Automotive Portfolio	0.3	0.2
Fidelity Banking Portfolio	2.3	2.2
Fidelity Biotechnology Portfolio	0.4	0.8
Fidelity Blue Chip Growth Fund	0.1	0.0*
Fidelity Brokerage & Investment Management Portfolio	1.2	0.9
Fidelity Capital Appreciation Fund	0.2	0.6
Fidelity Chemicals Portfolio	0.6	0.5
Fidelity Communications Equipment Portfolio	0.3	0.2
Fidelity Computers Portfolio	1.5	1.7
Fidelity Construction & Housing Portfolio	0.7	1.0
Fidelity Consumer Discretionary Portfolio	2.7	2.5
Fidelity Consumer Finance Portfolio	0.8	0.9
Fidelity Consumer Staples Portfolio	3.1	3.8
Fidelity Contrafund	0.0*	0.0*
Fidelity Defense & Aerospace Portfolio	0.0*	0.0*
Fidelity Disciplined Equity Fund	0.0*	0.0*
Fidelity Dividend Growth Fund	0.0*	0.0*
Fidelity Electronics Portfolio	0.4	0.4
Fidelity Energy Portfolio	2.2	2.5
Fidelity Energy Service Portfolio	1.1	1.2
Fidelity Environmental & Alternative Energy Portfolio	0.0*	0.0*
Fidelity Equity Dividend Income Fund	0.0*	0.0*
Fidelity Equity-Income Fund	0.1	0.1
Fidelity Financial Services Portfolio	2.5	2.4
Fidelity Fund	0.0*	0.0*
Fidelity Global Commodity Stock Fund	0.0*	0.0*
Fidelity Gold Portfolio	0.0*	0.0*
Fidelity Growth & Income Portfolio	0.0*	0.1
Fidelity Growth Company Fund	0.4	0.4
Fidelity Growth Discovery Fund	0.2	0.0
Fidelity Health Care Portfolio	4.6	3.9
Fidelity Independence Fund	0.2	0.2
Fidelity Industrial Equipment Portfolio	2.0	1.7
Fidelity Industrials Portfolio	3.3	2.5
Fidelity Insurance Portfolio	1.9	1.8

	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity IT Services Portfolio	1.3	1.1
Fidelity Large Cap Stock Fund	1.1	1.0
Fidelity Large Cap Value Fund	0.0*	0.0*
Fidelity Leisure Portfolio	0.3	0.3
Fidelity Leveraged Company Stock Fund	0.0*	0.0*
Fidelity Low-Priced Stock Fund	0.0*	0.0
Fidelity Magellan Fund	0.0*	0.0*
Fidelity Materials Portfolio	0.1	0.0*
Fidelity Medical Delivery Portfolio	0.0*	0.1
Fidelity Medical Equipment & Systems Portfolio	0.0*	0.0*
Fidelity Mega Cap Stock Fund	0.5	1.0
Fidelity Mid Cap Value Fund	0.0*	0.0*
Fidelity Mid-Cap Stock Fund	0.1	0.0
Fidelity Multimedia Portfolio	0.8	0.7
Fidelity Natural Gas Portfolio	0.0*	0.1
Fidelity Natural Resources Portfolio	0.1	0.3
Fidelity New Millennium Fund	0.2	0.0*
Fidelity OTC Portfolio	0.8	0.4
Fidelity Pharmaceuticals Portfolio	1.4	1.3
Fidelity Real Estate Investment Portfolio	0.0*	0.0*
Fidelity Retailing Portfolio	0.8	0.7
Fidelity Series Commodity Strategy Fund	0.0*	0.0*
Fidelity Small Cap Discovery Fund	0.1	0.0*
Fidelity Small Cap Growth Fund	0.0*	0.0*
Fidelity Small Cap Value Fund	0.1	0.0*
Fidelity Software & Computer Services Portfolio	3.0	2.7
Fidelity Stock Selector All Cap Fund	0.0*	0.0*
Fidelity Technology Portfolio	1.3	2.0
Fidelity Telecom and Utilities Fund	0.0*	0.0*
Fidelity Telecommunications Portfolio	0.9	1.3
Fidelity Transportation Portfolio	0.3	0.1
Fidelity Utilities Portfolio	0.4	0.8
Fidelity Value Fund	0.0*	0.0*
Fidelity Value Strategies Fund	0.0*	0.0*
Spartan 500 Index Fund Investor Class	0.0*	0.0*
Spartan Total Market Index Fund Investor Class	0.3	0.5
VIP Industrials Portfolio Investor Class	0.0*	0.0*
VIP Mid Cap Portfolio Investor Class	0.0*	0.0*
	47.2	47.0
Fund Holdings as of December 31, 2013 - continued
	% of fund's net assets	% of fund's net assets 6 months ago
International Equity Funds
Fidelity Canada Fund	0.0*	0.0*
Fidelity China Region Fund	0.2	0.3
Fidelity Diversified International Fund	3.5	3.8
Fidelity Emerging Asia Fund	0.9	0.9
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	0.0*	0.0*
Fidelity Emerging Markets Discovery Fund	0.0*	0.0*
Fidelity Emerging Markets Fund	0.4	0.1
Fidelity Europe Capital Appreciation Fund	0.1	0.0*
Fidelity Europe Fund	0.2	0.1
Fidelity International Capital Appreciation Fund	1.3	1.2
Fidelity International Discovery Fund	6.1	3.5
Fidelity International Growth Fund	0.4	0.4
Fidelity International Real Estate Fund	0.0*	0.0*
Fidelity International Small Cap Fund	0.5	0.1
Fidelity International Small Cap Opportunities Fund	0.7	0.7
Fidelity International Value Fund	0.4	0.4
Fidelity Japan Fund	0.0*	0.0*
Fidelity Japan Smaller Companies Fund	0.7	0.2
Fidelity Latin America Fund	0.0*	0.0*
Fidelity Nordic Fund	0.6	0.5
Fidelity Overseas Fund	0.1	0.1
Fidelity Pacific Basin Fund	0.6	0.6
Spartan International Index Fund Investor Class	3.0	2.9
	19.7	15.8
Fixed-Income Funds
Fidelity Floating Rate High Income Fund	1.6	2.0
Fidelity Focused High Income Fund	0.4	0.5
Fidelity High Income Fund	0.8	0.5
Fidelity New Markets Income Fund	0.3	0.4
Fidelity Real Estate Income Fund	0.0*	0.1
Spartan U.S. Bond Index Fund Investor Class	28.5	29.2
	31.6	32.7
Money Market Funds
Fidelity Institutional Prime Money Market Portfolio Class I	1.5	4.5
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%

Asset Allocation (% of fund's net assets)
As of December 31, 2013
Domestic Equity Funds	47.2%
International Equity Funds	19.7%
Fixed-Income Funds	31.6%
Money Market Funds	1.5%

As of June 30, 2013
Domestic Equity Funds	47.0%
International Equity Funds	15.8%
Fixed-Income Funds	32.7%
Money Market Funds	4.5%

Annual Report

VIP FundsManager 60% Portfolio

Investments December 31, 2013

Showing Percentage of Net Assets

Equity Funds - 66.9%
	Shares	Value
Domestic Equity Funds - 47.2%
Fidelity Air Transportation Portfolio (c)	181,526	$ 10,764,473
Fidelity Automotive Portfolio (c)	322,727	18,179,192
Fidelity Banking Portfolio (c)	5,629,344	147,319,936
Fidelity Biotechnology Portfolio (c)	156,307	28,405,668
Fidelity Blue Chip Growth Fund (c)	74,306	4,708,772
Fidelity Brokerage & Investment Management Portfolio (c)	995,135	73,888,782
Fidelity Capital Appreciation Fund (c)	329,396	11,917,558
Fidelity Chemicals Portfolio (c)	279,586	40,783,175
Fidelity Communications Equipment Portfolio (c)	553,161	16,318,255
Fidelity Computers Portfolio (c)	1,330,479	98,615,097
Fidelity Construction & Housing Portfolio (c)	813,078	44,329,023
Fidelity Consumer Discretionary Portfolio (c)	5,214,043	172,689,100
Fidelity Consumer Finance Portfolio (c)	3,267,139	53,450,391
Fidelity Consumer Staples Portfolio (c)	2,179,072	196,574,068
Fidelity Contrafund (c)	16,355	1,572,407
Fidelity Defense & Aerospace Portfolio (c)	16,711	2,044,728
Fidelity Disciplined Equity Fund (c)	76,532	2,473,524
Fidelity Dividend Growth Fund (c)	2,056	72,753
Fidelity Electronics Portfolio (c)	391,503	24,715,566
Fidelity Energy Portfolio (c)	2,509,999	140,836,028
Fidelity Energy Service Portfolio (c)	820,009	69,577,784
Fidelity Environmental & Alternative Energy Portfolio (c)	4,663	106,450
Fidelity Equity Dividend Income Fund (c)	5,185	127,712
Fidelity Equity-Income Fund (c)	86,466	5,075,546
Fidelity Financial Services Portfolio (c)	1,976,798	161,662,533
Fidelity Fund (c)	2,027	86,455
Fidelity Global Commodity Stock Fund (c)	13,776	194,659
Fidelity Gold Portfolio (a)(c)	28,629	514,463
Fidelity Growth & Income Portfolio (c)	33,783	941,193
Fidelity Growth Company Fund (c)	228,310	27,369,829
Fidelity Growth Discovery Fund (c)	691,566	14,681,938
Fidelity Health Care Portfolio (c)	1,547,561	291,730,709
Fidelity Independence Fund (c)	400,104	14,495,781
Fidelity Industrial Equipment Portfolio (c)	2,736,840	125,402,020
Fidelity Industrials Portfolio (c)	6,363,557	214,260,968
Fidelity Insurance Portfolio (c)	1,782,653	122,254,346
Fidelity IT Services Portfolio (c)	2,169,826	81,216,571
Fidelity Large Cap Stock Fund (c)	2,626,242	71,512,561
Fidelity Large Cap Value Fund (c)	29,151	444,559
Fidelity Leisure Portfolio (c)	150,676	20,067,012
Fidelity Leveraged Company Stock Fund (c)	4,378	189,299
Fidelity Low-Priced Stock Fund (c)	10,808	534,560
Fidelity Magellan Fund (c)	608	56,164
Fidelity Materials Portfolio (c)	55,262	4,691,227
Fidelity Medical Delivery Portfolio (c)	1,052	76,727
Fidelity Medical Equipment & Systems Portfolio (c)	5,967	213,255

	Shares	Value
Fidelity Mega Cap Stock Fund (c)	2,259,074	$ 34,834,919
Fidelity Mid Cap Value Fund (c)	6,207	140,273
Fidelity Mid-Cap Stock Fund (c)	81,749	3,229,902
Fidelity Multimedia Portfolio (c)	592,975	48,013,216
Fidelity Natural Gas Portfolio (c)	1,558	58,865
Fidelity Natural Resources Portfolio (c)	172,664	6,371,293
Fidelity New Millennium Fund (c)	280,885	11,086,536
Fidelity OTC Portfolio (c)	657,525	50,885,898
Fidelity Pharmaceuticals Portfolio (c)	4,655,377	89,429,800
Fidelity Real Estate Investment Portfolio (c)	4,577	146,129
Fidelity Retailing Portfolio (c)	593,060	51,886,791
Fidelity Series Commodity Strategy Fund (a)(c)	1,149	9,103
Fidelity Small Cap Discovery Fund (c)	165,765	5,181,827
Fidelity Small Cap Growth Fund (c)	11,672	224,917
Fidelity Small Cap Value Fund (c)	464,346	9,305,485
Fidelity Software & Computer Services Portfolio (c)	1,639,228	194,510,796
Fidelity Stock Selector All Cap Fund (c)	4,761	169,456
Fidelity Technology Portfolio (c)	667,591	82,140,436
Fidelity Telecom and Utilities Fund (c)	4,365	96,081
Fidelity Telecommunications Portfolio (c)	948,895	57,398,659
Fidelity Transportation Portfolio (c)	224,620	16,588,194
Fidelity Utilities Portfolio (c)	339,615	22,621,725
Fidelity Value Fund (c)	19,210	1,989,757
Fidelity Value Strategies Fund (c)	19,678	805,811
Spartan 500 Index Fund Investor Class (c)	2,337	153,021
Spartan Total Market Index Fund Investor Class (c)	315,016	17,048,656
VIP Industrials Portfolio Investor Class (c)	82,408	1,818,755
VIP Mid Cap Portfolio Investor Class (c)	6,244	226,362
TOTAL DOMESTIC EQUITY FUNDS		3,023,515,480
International Equity Funds - 19.7%
Fidelity Canada Fund (c)	2,342	136,581
Fidelity China Region Fund (c)	460,633	15,550,971
Fidelity Diversified International Fund (c)	6,083,817	224,553,670
Fidelity Emerging Asia Fund (c)	1,878,577	57,559,606
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (c)	150,414	1,382,302
Fidelity Emerging Markets Discovery Fund (c)	29,625	359,944
Fidelity Emerging Markets Fund (c)	994,737	23,963,217
Fidelity Europe Capital Appreciation Fund (c)	293,978	6,923,174
Fidelity Europe Fund (c)	309,003	12,017,140
Fidelity International Capital Appreciation Fund (c)	4,837,395	81,026,362
Fidelity International Discovery Fund (c)	9,634,324	390,190,103
Fidelity International Growth Fund (c)	2,291,361	25,754,892
Fidelity International Real Estate Fund (c)	18,781	191,001
Fidelity International Small Cap Fund (c)	1,139,776	30,534,602
Equity Funds - continued
	Shares	Value
International Equity Funds - continued
Fidelity International Small Cap Opportunities Fund (c)	3,161,460	$ 44,133,986
Fidelity International Value Fund (c)	3,207,925	29,031,726
Fidelity Japan Fund (c)	32,165	387,270
Fidelity Japan Smaller Companies Fund (c)	3,502,081	47,067,969
Fidelity Latin America Fund (c)	3,591	112,217
Fidelity Nordic Fund (c)	843,777	37,784,319
Fidelity Overseas Fund (c)	109,055	4,390,551
Fidelity Pacific Basin Fund (c)	1,516,635	41,950,114
Spartan International Index Fund Investor Class (c)	4,679,732	190,324,702
TOTAL INTERNATIONAL EQUITY FUNDS		1,265,326,419
TOTAL EQUITY FUNDS (Cost $3,105,681,758)		4,288,841,899
Fixed-Income Funds - 31.6%

Fidelity Floating Rate High Income Fund (c)	10,524,689	104,825,906
Fidelity Focused High Income Fund (c)	3,013,671	27,123,038
Fidelity High Income Fund (c)	5,247,612	49,170,122
Fidelity New Markets Income Fund (c)	1,109,881	17,303,042
Fidelity Real Estate Income Fund (c)	22,598	250,381
Spartan U.S. Bond Index Fund Investor Class (c)	160,971,045	1,828,631,075
TOTAL FIXED-INCOME FUNDS (Cost $2,030,549,750)		2,027,303,564
Money Market Funds - 1.5%
	Shares	Value
Fidelity Institutional Prime Money Market Portfolio Class I 0.01% (b)(c) (Cost $94,885,114)	94,885,114	$ 94,885,114
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $5,231,116,622)	6,411,030,577
NET OTHER ASSETS (LIABILITIES) - 0.0%	(1,092,591)
NET ASSETS - 100%	$ 6,409,937,986
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated company
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Air Transportation Portfolio	$ 4,703,042	$ 3,565,263	$ -	$ 8,938	$ 10,764,473
Fidelity Automotive Portfolio	10,885,570	3,434,027	1,065,450	47,151	18,179,192
Fidelity Banking Portfolio	103,312,021	15,526,672	8,105,920	1,085,237	147,319,936
Fidelity Biotechnology Portfolio	34,259,357	2,208,659	27,217,712	-	28,405,668
Fidelity Blue Chip Growth Fund	818,389	3,404,572	-	13,081	4,708,772
Fidelity Brokerage & Investment Management Portfolio	25,839,484	29,764,920	-	383,683	73,888,782
Fidelity Canada Fund	124,115	1,297	-	555	136,581
Fidelity Capital Appreciation Fund	27,936,958	1,086,323	22,900,000	42,964	11,917,558
Fidelity Chemicals Portfolio	33,028,599	6,784,429	6,029,078	318,696	40,783,175
Fidelity China Region Fund	32,021,553	2,314,442	20,100,000	157,400	15,550,971
Fidelity Commodity Strategy Fund	10,110	-	9,558	-	-
Fidelity Communications Equipment Portfolio	7,814,835	5,811,180	379,903	109,861	16,318,255
Fidelity Computers Portfolio	92,124,628	9,066,028	21,151,009	704,823	98,615,097
Fidelity Construction & Housing Portfolio	47,499,877	8,997,075	18,276,571	229,605	44,329,023
Fidelity Consumer Discretionary Portfolio	121,508,423	17,152,566	2,648,734	163,918	172,689,100
Fidelity Consumer Finance Portfolio	40,025,584	11,405,135	3,579,192	1,179,582	53,450,391
Fidelity Consumer Staples Portfolio	226,102,502	18,258,281	75,520,104	3,541,355	196,574,068
Fidelity Contrafund	704,858	4,203,465	3,470,000	1,789	1,572,407
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Defense & Aerospace Portfolio	$ 1,380,240	$ 100,454	$ -	$ 10,223	$ 2,044,728
Fidelity Disciplined Equity Fund	112,886	2,285,829	-	44,943	2,473,524
Fidelity Diversified International Fund	211,963,951	71,547,558	107,370,631	1,878,343	224,553,670
Fidelity Dividend Growth Fund	5,688,496	6,793	6,200,000	715	72,753
Fidelity Electronics Portfolio	16,379,243	2,050,299	383,512	125,268	24,715,566
Fidelity Emerging Asia Fund	76,066,527	1,405,769	19,799,617	719,799	57,559,606
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	691,663	699,713	-	19,713	1,382,302
Fidelity Emerging Markets Discovery Fund	121,518	251,056	-	2,441	359,944
Fidelity Emerging Markets Fund	34,012,943	19,684,369	28,400,000	18,887	23,963,217
Fidelity Energy Portfolio	153,779,499	19,211,907	49,947,084	1,084,091	140,836,028
Fidelity Energy Service Portfolio	52,262,379	14,232,808	12,159,326	151,430	69,577,784
Fidelity Environmental & Alternative Energy Portfolio	78,859	801	-	801	106,450
Fidelity Equity Dividend Income Fund	98,956	2,381	-	2,381	127,712
Fidelity Equity-Income Fund	5,355,204	4,940,837	6,433,357	173,131	5,075,546
Fidelity Europe Capital Appreciation Fund	-	6,295,876	-	105,876	6,923,174
Fidelity Europe Fund	-	10,904,898	-	158,367	12,017,140
Fidelity Financial Services Portfolio	107,867,884	19,060,065	3,400,000	1,463,435	161,662,533
Fidelity Floating Rate High Income Fund	113,877,586	6,142,321	15,648,800	3,487,161	104,825,906
Fidelity Focused High Income Fund	39,350,349	2,663,755	13,547,484	1,588,192	27,123,038
Fidelity Fund	67,017	6,307	-	624	86,455
Fidelity Global Commodity Stock Fund	1,293,262	2,729	1,000,000	2,552	194,659
Fidelity Gold Portfolio	31,090,570	-	19,417,445	-	514,463
Fidelity Growth & Income Portfolio	-	6,917,943	6,351,871	35,694	941,193
Fidelity Growth Company Fund	18,733,043	3,274,772	-	44,163	27,369,829
Fidelity Growth Discovery Fund	-	13,576,538	-	-	14,681,938
Fidelity Health Care Portfolio	189,896,076	34,203,462	9,335,361	63,526	291,730,709
Fidelity High Income Fund	82,815,850	18,985,423	52,560,537	3,100,563	49,170,122
Fidelity Independence Fund	13,079,805	43,872	3,000,000	43,872	14,495,781
Fidelity Industrial Equipment Portfolio	81,207,585	27,335,153	4,250,750	812,991	125,402,020
Fidelity Industrials Portfolio	109,556,036	64,371,788	1,175,483	1,198,853	214,260,968
Fidelity Institutional Prime Money Market Portfolio Class I	89,050,318	204,263,253	198,428,457	21,361	94,885,114
Fidelity Insurance Portfolio	86,775,215	9,543,896	3,003,603	1,026,741	122,254,346
Fidelity International Capital Appreciation Fund	79,885,324	1,102,145	14,834,233	571,442	81,026,362
Fidelity International Discovery Fund	188,746,582	156,921,062	7,525,324	4,462,799	390,190,103
Fidelity International Growth Fund	21,080,243	134,458	-	113,947	25,754,892
Fidelity International Real Estate Fund	1,627,374	35,046	1,600,000	12,177	191,001
Fidelity International Small Cap Fund	3,407,256	26,193,458	1,956,399	103,922	30,534,602
Fidelity International Small Cap Opportunities Fund	37,898,716	1,126,294	3,759,802	286,936	44,133,986
Fidelity International Value Fund	23,385,769	1,013,300	-	616,997	29,031,726
Fidelity IT Services Portfolio	51,551,140	4,420,209	-	-	81,216,571
Fidelity Japan Fund	313,187	3,632	-	3,345	387,270
Fidelity Japan Smaller Companies Fund	5,909,521	40,272,201	1,402,154	58,554	47,067,969
Fidelity Large Cap Stock Fund	42,045,322	15,814,609	1,658,289	525,409	71,512,561
Fidelity Large Cap Value Fund	336,179	6,804	-	5,455	444,559
Fidelity Latin America Fund	1,722,668	20,413	1,450,000	2,115	112,217
Fidelity Leisure Portfolio	13,810,287	2,339,693	399,344	142,037	20,067,012
Fidelity Leveraged Company Stock Fund	140,106	1,185	-	1,185	189,299
Fidelity Low-Priced Stock Fund	-	524,093	-	2,010	534,560
Fidelity Magellan Fund	214,064	4,605	200,000	518	56,164
Fidelity Materials Portfolio	140,395	4,312,463	-	22,676	4,691,227
Fidelity Medical Delivery Portfolio	4,695,601	98,328	5,700,000	-	76,727
Fidelity Medical Equipment & Systems Portfolio	150,928	19,255	-	-	213,255
Fidelity Mega Cap Stock Fund	48,891,802	3,410,444	29,937,827	591,143	34,834,919
Fidelity Mid Cap Value Fund	100,942	11,574	-	1,406	140,273
Fidelity Mid-Cap Stock Fund	-	2,872,405	-	6,626	3,229,902
Fidelity Multimedia Portfolio	33,644,103	5,216,286	4,945,514	107,484	48,013,216
Fidelity Natural Gas Portfolio	6,256,836	4,431	7,100,000	3,931	58,865
Fidelity Natural Resources Portfolio	20,143,496	163,448	16,400,000	15,975	6,371,293
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity New Markets Income Fund	$ 38,675,666	$ 1,917,922	$ 19,210,933	$ 1,198,577	$ 17,303,042
Fidelity New Millennium Fund	-	10,721,760	-	40,018	11,086,536
Fidelity Nordic Fund	26,765,900	2,386,572	1,678,374	658,595	37,784,319
Fidelity OTC Portfolio	-	57,316,332	9,009,486	33,411	50,885,898
Fidelity Overseas Fund	3,462,860	73,822	-	54,857	4,390,551
Fidelity Pacific Basin Fund	34,161,206	5,426,072	1,400,000	238,890	41,950,114
Fidelity Pharmaceuticals Portfolio	64,797,645	9,353,983	2,678,960	778,040	89,429,800
Fidelity Real Estate Income Fund	10,142,122	379,651	10,355,000	289,313	250,381
Fidelity Real Estate Investment Portfolio	19,886,929	2,771,206	23,641,940	91,405	146,129
Fidelity Retailing Portfolio	36,504,114	3,851,686	2,800,000	72,112	51,886,791
Fidelity Series Commodity Strategy Fund	-	9,575	-	-	9,103
Fidelity Small Cap Discovery Fund	-	4,740,926	-	4,108	5,181,827
Fidelity Small Cap Growth Fund	1,665,630	247,346	2,000,000	-	224,917
Fidelity Small Cap Value Fund	421,464	8,854,291	-	26,426	9,305,485
Fidelity Software & Computer Services Portfolio	110,613,370	42,689,315	14,221,402	-	194,510,796
Fidelity Stock Selector All Cap Fund	126,401	10,091	-	1,219	169,456
Fidelity Technology Portfolio	134,687,480	11,963,039	87,004,020	89,782	82,140,436
Fidelity Telecom and Utilities Fund	11,455,420	6,687	11,900,000	6,687	96,081
Fidelity Telecommunications Portfolio	80,713,047	1,597,282	37,815,198	1,317,765	57,398,659
Fidelity Transportation Portfolio	6,153,308	7,801,644	399,344	50,688	16,588,194
Fidelity Utilities Portfolio	74,243,313	771,353	62,201,992	486,513	22,621,725
Fidelity Value Fund	315,218	1,429,462	-	16,430	1,989,757
Fidelity Value Strategies Fund	4,101,214	6,420	4,000,000	6,420	805,811
Spartan 500 Index Fund Investor Class	115,705	2,674	-	2,674	153,021
Spartan International Index Fund Investor Class	165,722,701	6,713,385	12,104,309	4,366,493	190,324,702
Spartan Total Market Index Fund Investor Class	28,429,123	297,038	18,710,000	297,038	17,048,656
Spartan U.S. Bond Index Fund Investor Class	1,758,895,784	223,172,488	73,834,284	38,738,646	1,828,631,075
VIP Industrials Portfolio Investor Class	1,301,691	104,383	-	12,544	1,818,755
VIP Mid Cap Portfolio Investor Class	166,345	26,930	-	894	226,362
Total	$ 5,530,994,362	$ 1,377,682,135	$ 1,266,100,677	$ 81,912,409	$ 6,411,030,577
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP FundsManager 60% Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (cost $5,231,116,622) - See accompanying schedule		$ 6,411,030,577
Receivable for investments sold		778,158
Receivable for fund shares sold		264,097
Total assets		6,412,072,832

Liabilities
Payable for investments purchased	$ 31,257
Payable for fund shares redeemed	1,010,997
Accrued management fee	1,047,497
Distribution and service plan fees payable	45,095
Total liabilities		2,134,846

Net Assets		$ 6,409,937,986
Net Assets consist of:
Paid in capital		$ 5,122,796,225
Accumulated undistributed net realized gain (loss) on investments		107,227,806
Net unrealized appreciation (depreciation) on investments		1,179,913,955
Net Assets		$ 6,409,937,986

Statement of Assets and Liabilities - continued

December 31, 2013

Service Class: Net Asset Value, offering price and redemption price per share ($75,426 ÷ 6,385 shares)	$ 11.81

Service Class 2: Net Asset Value, offering price and redemption price per share ($372,190,966 ÷ 31,564,337 shares)	$ 11.79

Investor Class: Net Asset Value, offering price and redemption price per share ($6,037,671,594 ÷ 511,274,480 shares)	$ 11.81

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2013

Investment Income
Income distributions from underlying funds		$ 81,912,409

Expenses
Management fee	$ 14,834,310
Distribution and service plan fees	769,608
Independent trustees' compensation	22,265
Total expenses before reductions	15,626,183
Expense reductions	(3,281,115)	12,345,068
Net investment income (loss)		69,567,341
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	109,648,578
Capital gain distributions from underlying funds	176,552,372
Total net realized gain (loss)		286,200,950
Change in net unrealized appreciation (depreciation) on underlying funds		658,777,682
Net gain (loss)		944,978,632
Net increase (decrease) in net assets resulting from operations		$ 1,014,545,973

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 69,567,341	$ 77,428,023
Net realized gain (loss)	286,200,950	100,321,779
Change in net unrealized appreciation (depreciation)	658,777,682	354,606,172
Net increase (decrease) in net assets resulting from operations	1,014,545,973	532,355,974
Distributions to shareholders from net investment income	(69,509,916)	(77,244,951)
Distributions to shareholders from net realized gain	(222,348,021)	(17,703,186)
Total distributions	(291,857,937)	(94,948,137)
Share transactions - net increase (decrease)	157,204,419	952,857,500
Total increase (decrease) in net assets	879,892,455	1,390,265,337

Net Assets
Beginning of period	5,530,045,531	4,139,780,194
End of period (including undistributed net investment income of $0 and undistributed net investment income of $183,073, respectively)	$ 6,409,937,986	$ 5,530,045,531

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.44	$ 9.53	$ 9.88	$ 8.83	$ 7.32
Income from Investment Operations
Net investment income (loss) C	.13	.15	.18	.16	.15
Net realized and unrealized gain (loss)	1.80	.94	(.37)	1.03	1.51
Total from investment operations	1.93	1.09	(.19)	1.19	1.66
Distributions from net investment income	(.13)	(.15)	(.14)	(.12)	(.13)
Distributions from net realized gain	(.43)	(.03)	(.02)	(.02)	(.01)
Total distributions	(.56)	(.18)	(.16)	(.14)	(.15) F
Net asset value, end of period	$ 11.81	$ 10.44	$ 9.53	$ 9.88	$ 8.83
Total Return A, B	18.62%	11.48%	(1.92)%	13.49%	22.61%
Ratios to Average Net Assets D, E
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.18%	1.51%	1.77%	1.77%	1.89%
Supplemental Data
Net assets, end of period (000 omitted)	$ 75	$ 66	$ 58	$ 60	$ 52
Portfolio turnover rate D	21%	19%	9%	10%	38%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.15 per share is comprised of distributions from net investment income of $.134 and distributions from net realized gain of $.012 per share.

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.43	$ 9.52	$ 9.88	$ 8.83	$ 7.33
Income from Investment Operations
Net investment income (loss) C	.12	.14	.16	.15	.14
Net realized and unrealized gain (loss)	1.78	.94	(.37)	1.03	1.50
Total from investment operations	1.90	1.08	(.21)	1.18	1.64
Distributions from net investment income	(.12)	(.14)	(.13)	(.11)	(.12)
Distributions from net realized gain	(.43)	(.03)	(.02)	(.02)	(.01)
Total distributions	(.54) G	(.17)	(.15)	(.13)	(.14) F
Net asset value, end of period	$ 11.79	$ 10.43	$ 9.52	$ 9.88	$ 8.83
Total Return A, B	18.39%	11.35%	(2.08)%	13.35%	22.31%
Ratios to Average Net Assets D, E
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.03%	1.36%	1.62%	1.62%	1.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 372,191	$ 254,505	$ 45,494	$ 125	$ 83
Portfolio turnover rate D	21%	19%	9%	10%	38%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.14 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $.012 per share.

G Total distributions of $.54 per share is comprised of distributions from net investment income of $.119 and distributions from net realized gain of $.425 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.44	$ 9.52	$ 9.88	$ 8.82	$ 7.32
Income from Investment Operations
Net investment income (loss) C	.13	.15	.17	.16	.15
Net realized and unrealized gain (loss)	1.80	.95	(.37)	1.04	1.50
Total from investment operations	1.93	1.10	(.20)	1.20	1.65
Distributions from net investment income	(.13)	(.15)	(.14)	(.12)	(.13)
Distributions from net realized gain	(.43)	(.03)	(.02)	(.02)	(.01)
Total distributions	(.56)	(.18)	(.16)	(.14)	(.15) F
Net asset value, end of period	$ 11.81	$ 10.44	$ 9.52	$ 9.88	$ 8.82
Total Return A, B	18.62%	11.60%	(2.02)%	13.62%	22.48%
Ratios to Average Net Assets D, E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.18%	1.51%	1.77%	1.77%	1.89%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,037,672	$ 5,275,474	$ 4,094,228	$ 2,584,021	$ 1,159,764
Portfolio turnover rate D	21%	19%	9%	10%	38%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.15 per share is comprised of distributions from net investment income of $.134 and distributions from net realized gain of $.012 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP FundsManager 70% Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
Fidelity Air Transportation Portfolio	0.2	0.1
Fidelity Automotive Portfolio	0.6	0.2
Fidelity Banking Portfolio	2.7	2.4
Fidelity Biotechnology Portfolio	0.2	1.4
Fidelity Blue Chip Growth Fund	0.8	0.6
Fidelity Blue Chip Value Fund	0.1	0.1
Fidelity Brokerage & Investment Management Portfolio	1.7	1.3
Fidelity Capital Appreciation Fund	0.1	0.3
Fidelity Chemicals Portfolio	1.1	0.8
Fidelity Communications Equipment Portfolio	0.1	0.1
Fidelity Computers Portfolio	1.2	1.5
Fidelity Construction & Housing Portfolio	0.5	1.2
Fidelity Consumer Discretionary Portfolio	2.3	2.1
Fidelity Consumer Finance Portfolio	0.2	0.3
Fidelity Consumer Staples Portfolio	2.7	4.2
Fidelity Contrafund	0.3	0.0*
Fidelity Defense & Aerospace Portfolio	0.5	0.1
Fidelity Disciplined Equity Fund	0.7	0.0
Fidelity Dividend Growth Fund	0.0*	0.0*
Fidelity Electronics Portfolio	0.1	0.2
Fidelity Energy Portfolio	1.6	3.2
Fidelity Energy Service Portfolio	0.8	1.6
Fidelity Environmental & Alternative Energy Portfolio	0.1	0.1
Fidelity Equity Dividend Income Fund	0.0*	0.0*
Fidelity Equity-Income Fund	1.7	0.0*
Fidelity Financial Services Portfolio	2.4	2.9
Fidelity Fund	0.0*	0.0*
Fidelity Gold Portfolio	0.0*	0.1
Fidelity Growth & Income Portfolio	0.7	0.7
Fidelity Growth Company Fund	0.4	0.4
Fidelity Growth Discovery Fund	0.0*	0.0
Fidelity Health Care Portfolio	3.3	1.7
Fidelity Independence Fund	0.5	0.5
Fidelity Industrial Equipment Portfolio	1.4	1.3
Fidelity Industrials Portfolio	3.3	2.8
Fidelity Insurance Portfolio	1.6	1.5
Fidelity IT Services Portfolio	0.6	0.5

	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity Large Cap Stock Fund	0.9	0.5
Fidelity Large Cap Value Fund	0.0*	0.0*
Fidelity Leisure Portfolio	0.0*	0.0*
Fidelity Leveraged Company Stock Fund	0.0*	0.0*
Fidelity Low-Priced Stock Fund	0.5	0.0
Fidelity Magellan Fund	0.0*	0.0*
Fidelity Materials Portfolio	0.5	0.0*
Fidelity Medical Delivery Portfolio	0.0*	0.2
Fidelity Medical Equipment & Systems Portfolio	0.0*	0.0*
Fidelity Mega Cap Stock Fund	2.1	1.1
Fidelity Mid Cap Value Fund	0.2	0.2
Fidelity Mid-Cap Stock Fund	0.1	0.0*
Fidelity Multimedia Portfolio	0.7	1.5
Fidelity Nasdaq Composite Index Fund	0.3	0.3
Fidelity Natural Gas Portfolio	0.0*	0.0*
Fidelity Natural Resources Portfolio	0.0*	0.0*
Fidelity New Millennium Fund	0.3	0.2
Fidelity OTC Portfolio	0.6	1.7
Fidelity Pharmaceuticals Portfolio	2.4	2.3
Fidelity Real Estate Investment Portfolio	0.0*	0.1
Fidelity Retailing Portfolio	1.0	1.0
Fidelity Series Commodity Strategy Fund	0.0*	0.0*
Fidelity Small Cap Discovery Fund	0.4	0.1
Fidelity Small Cap Growth Fund	0.0*	0.0*
Fidelity Small Cap Stock Fund	0.0*	0.0*
Fidelity Small Cap Value Fund	0.0*	0.0*
Fidelity Software & Computer Services Portfolio	4.0	2.9
Fidelity Technology Portfolio	1.3	2.7
Fidelity Telecom and Utilities Fund	0.1	0.2
Fidelity Telecommunications Portfolio	0.4	0.5
Fidelity Transportation Portfolio	0.5	0.3
Fidelity Utilities Portfolio	0.0*	0.0*
Fidelity Value Discovery Fund	0.0*	0.0*
Fidelity Value Fund	0.5	0.3
Spartan 500 Index Fund Investor Class	0.0*	0.0*
Spartan Extended Market Index Fund Investor Class	1.5	2.1
Spartan Total Market Index Fund Investor Class	0.5	1.5
VIP Mid Cap Portfolio Investor Class	0.0*	0.1
	53.3	54.0
Fund Holdings as of December 31, 2013 - continued
	% of fund's net assets	% of fund's net assets 6 months ago
International Equity Funds
Fidelity Canada Fund	0.0*	0.0*
Fidelity China Region Fund	0.0*	0.0*
Fidelity Diversified International Fund	2.5	1.7
Fidelity Emerging Asia Fund	0.4	0.7
Fidelity Emerging Markets Fund	1.1	0.7
Fidelity Europe Capital Appreciation Fund	0.1	0.1
Fidelity Europe Fund	0.7	0.4
Fidelity International Capital Appreciation Fund	0.7	0.7
Fidelity International Discovery Fund	4.8	2.7
Fidelity International Growth Fund	0.0*	0.1
Fidelity International Real Estate Fund	0.0*	0.0*
Fidelity International Small Cap Fund	0.8	0.1
Fidelity International Small Cap Opportunities Fund	0.3	0.4
Fidelity International Value Fund	0.1	0.1
Fidelity Japan Fund	0.0*	0.0*
Fidelity Japan Smaller Companies Fund	0.8	0.4
Fidelity Nordic Fund	0.9	0.8
Fidelity Overseas Fund	0.3	0.3
Fidelity Pacific Basin Fund	0.7	0.7
Spartan International Index Fund Investor Class	8.5	8.8
	22.7	18.7
Fixed-Income Funds
Fidelity Floating Rate High Income Fund	1.5	1.9
Fidelity Focused High Income Fund	0.5	0.6
Fidelity High Income Fund	1.0	0.4
Fidelity New Markets Income Fund	0.2	0.4
Fidelity Real Estate Income Fund	0.0*	0.1
Spartan U.S. Bond Index Fund Investor Class	19.2	19.7
	22.4	23.1
Money Market Funds
Fidelity Institutional Prime Money Market Portfolio Class I	1.6	4.2
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%

Asset Allocation (% of fund's net assets)
As of December 31, 2013
Domestic Equity Funds	53.3%
International Equity Funds	22.7%
Fixed-Income Funds	22.4%
Money Market Funds	1.6%

As of June 30, 2013
Domestic Equity Funds	54.0%
International Equity Funds	18.7%
Fixed-Income Funds	23.1%
Money Market Funds	4.2%

Annual Report

VIP FundsManager 70% Portfolio

Investments December 31, 2013

Showing Percentage of Net Assets

Equity Funds - 76.0%
	Shares	Value
Domestic Equity Funds - 53.3%
Fidelity Air Transportation Portfolio (c)	25,695	$ 1,523,733
Fidelity Automotive Portfolio (c)	89,261	5,028,073
Fidelity Banking Portfolio (c)	910,351	23,823,886
Fidelity Biotechnology Portfolio (c)	11,805	2,145,330
Fidelity Blue Chip Growth Fund (c)	113,430	7,188,043
Fidelity Blue Chip Value Fund (c)	38,706	565,500
Fidelity Brokerage & Investment Management Portfolio (c)	198,672	14,751,425
Fidelity Capital Appreciation Fund (c)	15,633	565,609
Fidelity Chemicals Portfolio (c)	68,764	10,030,573
Fidelity Communications Equipment Portfolio (c)	17,177	506,736
Fidelity Computers Portfolio (c)	144,025	10,675,100
Fidelity Construction & Housing Portfolio (c)	88,740	4,838,113
Fidelity Consumer Discretionary Portfolio (c)	604,189	20,010,753
Fidelity Consumer Finance Portfolio (c)	112,478	1,840,136
Fidelity Consumer Staples Portfolio (c)	262,734	23,701,263
Fidelity Contrafund (c)	23,487	2,258,050
Fidelity Defense & Aerospace Portfolio (c)	36,201	4,429,512
Fidelity Disciplined Equity Fund (c)	195,647	6,323,302
Fidelity Dividend Growth Fund (c)	424	15,005
Fidelity Electronics Portfolio (c)	21,268	1,342,678
Fidelity Energy Portfolio (c)	244,286	13,706,915
Fidelity Energy Service Portfolio (c)	81,350	6,902,549
Fidelity Environmental & Alternative Energy Portfolio (c)	23,715	541,416
Fidelity Equity Dividend Income Fund (c)	537	13,231
Fidelity Equity-Income Fund (c)	250,651	14,713,236
Fidelity Financial Services Portfolio (c)	252,707	20,666,390
Fidelity Fund (c)	539	22,991
Fidelity Gold Portfolio (a)(c)	4,361	78,375
Fidelity Growth & Income Portfolio (c)	228,225	6,358,338
Fidelity Growth Company Fund (c)	27,729	3,324,123
Fidelity Growth Discovery Fund (c)	14,038	298,029
Fidelity Health Care Portfolio (c)	152,586	28,763,962
Fidelity Independence Fund (c)	114,004	4,130,364
Fidelity Industrial Equipment Portfolio (c)	268,493	12,302,351
Fidelity Industrials Portfolio (c)	861,177	28,995,845
Fidelity Insurance Portfolio (c)	206,640	14,171,347
Fidelity IT Services Portfolio (c)	135,171	5,059,451
Fidelity Large Cap Stock Fund (c)	278,747	7,590,283
Fidelity Large Cap Value Fund (c)	6,646	101,356
Fidelity Leisure Portfolio (c)	2,179	290,242
Fidelity Leveraged Company Stock Fund (c)	974	42,129
Fidelity Low-Priced Stock Fund (c)	81,717	4,041,728
Fidelity Magellan Fund (c)	191	17,616
Fidelity Materials Portfolio (c)	57,078	4,845,338
Fidelity Medical Delivery Portfolio (c)	1,898	138,469
Fidelity Medical Equipment & Systems Portfolio (c)	9,373	334,995

	Shares	Value
Fidelity Mega Cap Stock Fund (c)	1,197,626	$ 18,467,388
Fidelity Mid Cap Value Fund (c)	73,837	1,668,712
Fidelity Mid-Cap Stock Fund (c)	21,700	857,362
Fidelity Multimedia Portfolio (c)	74,215	6,009,194
Fidelity Nasdaq Composite Index Fund (c)	45,662	2,516,407
Fidelity Natural Gas Portfolio (c)	309	11,686
Fidelity Natural Resources Portfolio (c)	1,839	67,875
Fidelity New Millennium Fund (c)	71,700	2,830,011
Fidelity OTC Portfolio (c)	66,711	5,162,774
Fidelity Pharmaceuticals Portfolio (c)	1,084,369	20,830,732
Fidelity Real Estate Investment Portfolio (c)	818	26,108
Fidelity Retailing Portfolio (c)	96,521	8,444,586
Fidelity Series Commodity Strategy Fund (a)(c)	1,089	8,628
Fidelity Small Cap Discovery Fund (c)	99,875	3,122,078
Fidelity Small Cap Growth Fund (c)	13,706	264,120
Fidelity Small Cap Stock Fund (c)	548	11,469
Fidelity Small Cap Value Fund (c)	13,024	260,995
Fidelity Software & Computer Services Portfolio (c)	294,075	34,894,923
Fidelity Technology Portfolio (c)	93,535	11,508,486
Fidelity Telecom and Utilities Fund (c)	57,454	1,264,558
Fidelity Telecommunications Portfolio (c)	56,991	3,447,415
Fidelity Transportation Portfolio (c)	60,186	4,444,738
Fidelity Utilities Portfolio (c)	4,086	272,154
Fidelity Value Discovery Fund (c)	1,672	36,416
Fidelity Value Fund (c)	41,810	4,330,632
Spartan 500 Index Fund Investor Class (c)	332	21,737
Spartan Extended Market Index Fund Investor Class (c)	243,117	12,987,300
Spartan Total Market Index Fund Investor Class (c)	79,777	4,317,514
VIP Mid Cap Portfolio Investor Class (c)	664	24,078
TOTAL DOMESTIC EQUITY FUNDS		467,123,965
International Equity Funds - 22.7%
Fidelity Canada Fund (c)	1,741	101,542
Fidelity China Region Fund (c)	6,306	212,904
Fidelity Diversified International Fund (c)	599,817	22,139,254
Fidelity Emerging Asia Fund (c)	125,464	3,844,227
Fidelity Emerging Markets Fund (c)	384,179	9,254,861
Fidelity Europe Capital Appreciation Fund (c)	37,107	873,877
Fidelity Europe Fund (c)	160,369	6,236,767
Fidelity International Capital Appreciation Fund (c)	347,827	5,826,109
Fidelity International Discovery Fund (c)	1,046,917	42,400,130
Fidelity International Growth Fund (c)	34,234	384,792
Fidelity International Real Estate Fund (c)	1,527	15,530
Fidelity International Small Cap Fund (c)	260,856	6,988,341
Fidelity International Small Cap Opportunities Fund (c)	215,605	3,009,843
Equity Funds - continued
	Shares	Value
International Equity Funds - continued
Fidelity International Value Fund (c)	67,591	$ 611,699
Fidelity Japan Fund (c)	11,889	143,142
Fidelity Japan Smaller Companies Fund (c)	491,106	6,600,466
Fidelity Nordic Fund (c)	173,736	7,779,901
Fidelity Overseas Fund (c)	67,067	2,700,100
Fidelity Pacific Basin Fund (c)	205,882	5,694,704
Spartan International Index Fund Investor Class (c)	1,825,688	74,250,749
TOTAL INTERNATIONAL EQUITY FUNDS		199,068,938
TOTAL EQUITY FUNDS (Cost $492,525,601)		666,192,903
Fixed-Income Funds - 22.4%

Fidelity Floating Rate High Income Fund (c)	1,308,276	13,030,432
Fidelity Focused High Income Fund (c)	472,364	4,251,279
Fidelity High Income Fund (c)	908,958	8,516,936
Fidelity New Markets Income Fund (c)	135,601	2,114,017

	Shares	Value
Fidelity Real Estate Income Fund (c)	3,891	$ 43,112
Spartan U.S. Bond Index Fund Investor Class (c)	14,811,747	168,261,451
TOTAL FIXED-INCOME FUNDS (Cost $191,744,308)		196,217,227
Money Market Funds - 1.6%

Fidelity Institutional Prime Money Market Portfolio Class I 0.01% (b)(c) (Cost $14,356,626)	14,356,626	14,356,626
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $698,626,535)	876,766,756
NET OTHER ASSETS (LIABILITIES) - 0.0%	(143,146)
NET ASSETS - 100%	$ 876,623,610
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated company
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Air Transportation Portfolio	$ 675,958	$ 859,723	$ 340,000	$ 1,328	$ 1,523,733
Fidelity Automotive Portfolio	907,720	3,408,364	68,249	13,060	5,028,073
Fidelity Banking Portfolio	13,440,688	5,597,695	400,402	168,713	23,823,886
Fidelity Biotechnology Portfolio	5,557,118	2,292,217	9,363,405	-	2,145,330
Fidelity Blue Chip Growth Fund	304,660	10,425,718	4,000,000	20,667	7,188,043
Fidelity Blue Chip Value Fund	-	493,389	-	3,389	565,500
Fidelity Brokerage & Investment Management Portfolio	4,144,529	7,233,178	-	76,174	14,751,425
Fidelity Canada Fund	92,274	964	-	412	101,542
Fidelity Capital Appreciation Fund	1,968,524	51,557	1,900,000	2,039	565,609
Fidelity Chemicals Portfolio	4,422,423	7,578,624	2,889,332	70,050	10,030,573
Fidelity China Region Fund	1,555,776	2,064,023	3,400,000	2,155	212,904
Fidelity Commodity Strategy Fund	9,582	-	9,059	-	-
Fidelity Communications Equipment Portfolio	138,977	807,759	600,000	7,621	506,736
Fidelity Computers Portfolio	10,678,340	1,059,492	3,170,835	76,306	10,675,100
Fidelity Construction & Housing Portfolio	6,791,676	1,401,971	4,194,211	25,536	4,838,113
Fidelity Consumer Discretionary Portfolio	10,901,594	5,940,232	521,242	18,130	20,010,753
Fidelity Consumer Finance Portfolio	1,596,065	859,797	882,826	42,742	1,840,136
Fidelity Consumer Staples Portfolio	28,892,441	4,250,912	13,031,747	432,136	23,701,263
Fidelity Contrafund	80,441	2,283,989	80,000	2,349	2,258,050
Fidelity Defense & Aerospace Portfolio	349,684	3,951,673	-	17,061	4,429,512
Fidelity Disciplined Equity Fund	-	6,185,586	-	119,965	6,323,302
Fidelity Diversified International Fund	11,559,191	18,570,335	11,328,116	168,708	22,139,254
Fidelity Dividend Growth Fund	2,678,667	1,401	2,930,000	148	15,005
Fidelity Electronics Portfolio	964,738	8,165	-	6,805	1,342,678
Fidelity Emerging Asia Fund	8,930,847	877,471	5,679,325	47,507	3,844,227
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Emerging Markets Fund	$ 4,234,010	$ 4,900,980	$ 43,269	$ 7,307	$ 9,254,861
Fidelity Energy Portfolio	18,237,286	6,610,998	13,964,571	113,944	13,706,915
Fidelity Energy Service Portfolio	7,707,235	9,790,714	12,833,653	28,667	6,902,549
Fidelity Environmental & Alternative Energy Portfolio	401,083	4,075	-	4,075	541,416
Fidelity Equity Dividend Income Fund	10,252	247	-	247	13,231
Fidelity Equity-Income Fund	125,952	14,070,330	33,887	118,528	14,713,236
Fidelity Europe Capital Appreciation Fund	-	763,364	-	13,364	873,877
Fidelity Europe Fund	-	5,462,023	-	82,191	6,236,767
Fidelity Financial Services Portfolio	14,782,747	3,866,660	3,400,000	189,222	20,666,390
Fidelity Floating Rate High Income Fund	12,552,219	1,965,365	1,539,495	414,840	13,030,432
Fidelity Focused High Income Fund	6,009,148	427,228	1,961,991	248,444	4,251,279
Fidelity Fund	195,804	1,677	200,000	166	22,991
Fidelity Gold Portfolio	2,742,004	-	1,510,999	-	78,375
Fidelity Growth & Income Portfolio	-	5,882,286	167,780	77,191	6,358,338
Fidelity Growth Company Fund	2,415,693	215,788	-	5,365	3,324,123
Fidelity Growth Discovery Fund	-	276,537	-	-	298,029
Fidelity Health Care Portfolio	7,383,173	18,476,945	567,199	3,316	28,763,962
Fidelity High Income Fund	7,068,011	5,426,255	3,946,516	321,695	8,516,936
Fidelity Independence Fund	2,560,651	1,552,501	1,000,000	12,501	4,130,364
Fidelity Industrial Equipment Portfolio	7,059,265	3,609,073	393,039	79,806	12,302,351
Fidelity Industrials Portfolio	14,545,894	9,151,336	361,706	161,802	28,995,845
Fidelity Institutional Prime Money Market Portfolio Class I	8,889,231	23,031,390	17,563,995	2,818	14,356,626
Fidelity Insurance Portfolio	8,566,839	2,732,945	25,706	114,715	14,171,347
Fidelity International Capital Appreciation Fund	6,679,663	478,525	2,433,545	41,089	5,826,109
Fidelity International Discovery Fund	14,062,707	24,529,963	1,098,161	475,510	42,400,130
Fidelity International Growth Fund	314,950	2,009	-	1,703	384,792
Fidelity International Real Estate Fund	215,567	780	220,000	270	15,530
Fidelity International Small Cap Fund	175,188	6,362,436	148,723	23,821	6,988,341
Fidelity International Small Cap Opportunities Fund	2,743,152	730,172	1,163,544	19,727	3,009,843
Fidelity International Value Fund	-	563,252	-	13,000	611,699
Fidelity IT Services Portfolio	3,217,286	260,486	-	-	5,059,451
Fidelity Japan Fund	115,760	1,342	-	1,236	143,142
Fidelity Japan Smaller Companies Fund	1,080,553	4,822,801	129,807	8,310	6,600,466
Fidelity Large Cap Stock Fund	792,079	6,026,605	240,634	44,807	7,590,283
Fidelity Large Cap Value Fund	76,646	1,551	-	1,243	101,356
Fidelity Leisure Portfolio	204,793	20,025	-	2,087	290,242
Fidelity Leveraged Company Stock Fund	31,181	264	-	264	42,129
Fidelity Low-Priced Stock Fund	-	3,981,838	-	15,196	4,041,728
Fidelity Magellan Fund	66,864	1,443	65,000	162	17,616
Fidelity Materials Portfolio	64,881	4,637,425	-	23,350	4,845,338
Fidelity Medical Delivery Portfolio	4,432,791	32,658	4,786,268	-	138,469
Fidelity Medical Equipment & Systems Portfolio	147,294	149,920	-	-	334,995
Fidelity Mega Cap Stock Fund	6,619,577	9,698,513	198,253	168,079	18,467,388
Fidelity Mid Cap Value Fund	79,704	1,437,691	-	16,729	1,668,712
Fidelity Mid-Cap Stock Fund	193,603	531,275	-	1,758	857,362
Fidelity Multimedia Portfolio	8,515,421	998,439	6,806,377	13,502	6,009,194
Fidelity Nasdaq Composite Index Fund	1,800,698	39,921	-	17,873	2,516,407
Fidelity Natural Gas Portfolio	9,374	200	-	101	11,686
Fidelity Natural Resources Portfolio	57,773	1,741	-	170	67,875
Fidelity New Markets Income Fund	5,029,438	515,759	2,924,250	155,397	2,114,017
Fidelity New Millennium Fund	-	2,525,832	-	12,417	2,830,011
Fidelity Nordic Fund	5,109,539	761,785	141,004	135,606	7,779,901
Fidelity OTC Portfolio	-	16,965,759	13,539,723	10,736	5,162,774
Fidelity Overseas Fund	2,129,588	45,399	-	33,736	2,700,100
Fidelity Pacific Basin Fund	4,468,791	736,586	-	32,429	5,694,704
Fidelity Pharmaceuticals Portfolio	13,972,565	3,121,592	187,066	177,419	20,830,732
Fidelity Real Estate Income Fund	1,076,273	44,370	1,080,000	32,993	43,112
Fidelity Real Estate Investment Portfolio	2,484,489	878,162	3,469,910	16,252	26,108
Fidelity Retailing Portfolio	5,465,149	611,086	-	11,704	8,444,586
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Series Commodity Strategy Fund	$ -	$ 9,075	$ -	$ -	$ 8,628
Fidelity Small Cap Discovery Fund	-	2,829,184	-	2,606	3,122,078
Fidelity Small Cap Growth Fund	182,748	39,358	-	-	264,120
Fidelity Small Cap Stock Fund	150,004	10,175	165,000	173	11,469
Fidelity Small Cap Value Fund	190,399	23,961	-	742	260,995
Fidelity Software & Computer Services Portfolio	12,318,800	15,356,829	72,363	-	34,894,923
Fidelity Technology Portfolio	20,685,786	1,873,675	14,726,005	11,132	11,508,486
Fidelity Telecom and Utilities Fund	13,392,554	298,335	13,711,920	77,469	1,264,558
Fidelity Telecommunications Portfolio	5,462,877	698,851	3,613,789	84,944	3,447,415
Fidelity Transportation Portfolio	1,724,425	1,940,589	20,239	13,854	4,444,738
Fidelity Utilities Portfolio	1,596,783	25,966	1,423,289	4,254	272,154
Fidelity Value Discovery Fund	26,873	432	-	432	36,416
Fidelity Value Fund	89,531	3,632,973	-	35,757	4,330,632
Spartan 500 Index Fund Investor Class	8,889,236	37,471	10,000,000	37,471	21,737
Spartan Extended Market Index Fund Investor Class	13,732,988	448,247	5,414,000	148,030	12,987,300
Spartan International Index Fund Investor Class	62,082,508	5,234,370	4,549,807	1,721,997	74,250,749
Spartan Total Market Index Fund Investor Class	13,554,256	113,249	12,275,000	113,249	4,317,514
Spartan U.S. Bond Index Fund Investor Class	139,799,366	40,202,290	4,997,444	3,314,407	168,261,451
VIP Mid Cap Portfolio Investor Class	617,037	9,653	730,000	95	24,078
Total	$ 628,057,918	$ 368,725,240	$ 234,633,676	$ 10,398,493	$ 876,766,756
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP FundsManager 70% Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (cost $698,626,535) - See accompanying schedule		$ 876,766,756
Receivable for fund shares sold		405,491
Total assets		877,172,247

Liabilities
Payable to custodian bank	$ 3
Payable for investments purchased	404,740
Payable for fund shares redeemed	750
Accrued management fee	142,320
Distribution and service plan fees payable	824
Total liabilities		548,637

Net Assets		$ 876,623,610
Net Assets consist of:
Paid in capital		$ 757,060,026
Accumulated undistributed net realized gain (loss) on investments		(58,576,637)
Net unrealized appreciation (depreciation) on investments		178,140,221
Net Assets		$ 876,623,610

Statement of Assets and Liabilities - continued

December 31, 2013

Service Class: Net Asset Value, offering price and redemption price per share ($90,882 ÷ 7,567 shares)	$ 12.01

Service Class 2: Net Asset Value, offering price and redemption price per share ($6,751,593 ÷ 563,528 shares)	$ 11.98

Investor Class: Net Asset Value, offering price and redemption price per share ($869,781,135 ÷ 72,440,429 shares)	$ 12.01

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2013

Investment Income
Income distributions from underlying funds		$ 10,398,493

Expenses
Management fee	$ 1,864,160
Distribution and service plan fees	15,152
Independent trustees' compensation	2,756
Total expenses before reductions	1,882,068
Expense reductions	(379,853)	1,502,215
Net investment income (loss)		8,896,278
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	35,305,742
Capital gain distributions from underlying funds	23,314,446
Total net realized gain (loss)		58,620,188
Change in net unrealized appreciation (depreciation) on underlying funds		79,310,616
Net gain (loss)		137,930,804
Net increase (decrease) in net assets resulting from operations		$ 146,827,082

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,896,278	$ 9,429,376
Net realized gain (loss)	58,620,188	16,968,418
Change in net unrealized appreciation (depreciation)	79,310,616	46,266,297
Net increase (decrease) in net assets resulting from operations	146,827,082	72,664,091
Distributions to shareholders from net investment income	(8,894,045)	(9,395,457)
Distributions to shareholders from net realized gain	(6,389,993)	(1,782,056)
Total distributions	(15,284,038)	(11,177,513)
Share transactions - net increase (decrease)	117,126,900	8,640,522
Total increase (decrease) in net assets	248,669,944	70,127,100

Net Assets
Beginning of period	627,953,666	557,826,566
End of period	$ 876,623,610	$ 627,953,666

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.04	$ 9.04	$ 9.48	$ 8.42	$ 6.87
Income from Investment Operations
Net investment income (loss) C	.13	.15	.15	.13	.13
Net realized and unrealized gain (loss)	2.05	1.03	(.41)	1.08	1.55
Total from investment operations	2.18	1.18	(.26)	1.21	1.68
Distributions from net investment income	(.12)	(.15)	(.15)	(.13)	(.12)
Distributions from net realized gain	(.09)	(.03)	(.02)	(.02)	(.01)
Total distributions	(.21)	(.18)	(.18) F	(.15)	(.13)
Net asset value, end of period	$ 12.01	$ 10.04	$ 9.04	$ 9.48	$ 8.42
Total Return A, B	21.75%	13.10%	(2.79)%	14.32%	24.44%
Ratios to Average Net Assets D, E
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.19%	1.57%	1.60%	1.49%	1.73%
Supplemental Data
Net assets, end of period (000 omitted)	$ 91	$ 77	$ 63	$ 67	$ 68
Portfolio turnover rate D	31%	24%	16%	22%	55%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.18 per share is comprised of distributions from net investment income of $.151 and distributions from net realized gain of $.024 per share.

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.02	$ 9.02	$ 9.46	$ 8.41	$ 6.86
Income from Investment Operations
Net investment income (loss) C	.12	.14	.14	.12	.12
Net realized and unrealized gain (loss)	2.04	1.03	(.42)	1.07	1.55
Total from investment operations	2.16	1.17	(.28)	1.19	1.67
Distributions from net investment income	(.11)	(.14)	(.14)	(.12)	(.11)
Distributions from net realized gain	(.09)	(.03)	(.02)	(.02)	(.01)
Total distributions	(.20)	(.17)	(.16)	(.14)	(.12)
Net asset value, end of period	$ 11.98	$ 10.02	$ 9.02	$ 9.46	$ 8.41
Total Return A, B	21.54%	12.98%	(2.94)%	14.09%	24.38%
Ratios to Average Net Assets D, E
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.04%	1.42%	1.45%	1.34%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,752	$ 5,035	$ 3,675	$ 2,586	$ 1,464
Portfolio turnover rate D	31%	24%	16%	22%	55%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.04	$ 9.03	$ 9.48	$ 8.42	$ 6.87
Income from Investment Operations
Net investment income (loss) C	.13	.15	.15	.13	.13
Net realized and unrealized gain (loss)	2.05	1.04	(.42)	1.08	1.55
Total from investment operations	2.18	1.19	(.27)	1.21	1.68
Distributions from net investment income	(.12)	(.15)	(.15)	(.13)	(.12)
Distributions from net realized gain	(.09)	(.03)	(.02)	(.02)	(.01)
Total distributions	(.21)	(.18)	(.18) F	(.15)	(.13)
Net asset value, end of period	$ 12.01	$ 10.04	$ 9.03	$ 9.48	$ 8.42
Total Return A, B	21.75%	13.22%	(2.90)%	14.32%	24.44%
Ratios to Average Net Assets D, E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.19%	1.57%	1.60%	1.49%	1.73%
Supplemental Data
Net assets, end of period (000 omitted)	$ 869,781	$ 622,842	$ 554,088	$ 536,918	$ 445,681
Portfolio turnover rate D	31%	24%	16%	22%	55%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.18 per share is comprised of distributions from net investment income of $.151 and distributions from net realized gain of $.024 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP FundsManager 85% Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
Fidelity Air Transportation Portfolio	0.5	0.2
Fidelity Automotive Portfolio	0.4	0.5
Fidelity Banking Portfolio	2.3	2.3
Fidelity Biotechnology Portfolio	0.5	2.1
Fidelity Blue Chip Growth Fund	0.4	0.2
Fidelity Brokerage & Investment Management Portfolio	2.8	3.5
Fidelity Capital Appreciation Fund	0.2	0.2
Fidelity Chemicals Portfolio	0.9	1.2
Fidelity Communications Equipment Portfolio	0.0*	0.4
Fidelity Computers Portfolio	1.7	2.3
Fidelity Construction & Housing Portfolio	0.3	1.7
Fidelity Consumer Discretionary Portfolio	4.1	2.8
Fidelity Consumer Finance Portfolio	0.7	0.8
Fidelity Consumer Staples Portfolio	4.1	4.6
Fidelity Contrafund	0.2	0.0*
Fidelity Defense & Aerospace Portfolio	0.8	0.2
Fidelity Disciplined Equity Fund	1.3	0.0
Fidelity Dividend Growth Fund	0.0*	0.0*
Fidelity Electronics Portfolio	0.7	0.7
Fidelity Energy Portfolio	2.5	3.6
Fidelity Energy Service Portfolio	1.4	2.4
Fidelity Environmental & Alternative Energy Portfolio	0.0*	0.0*
Fidelity Equity Dividend Income Fund	0.0*	0.0*
Fidelity Equity-Income Fund	0.4	0.0*
Fidelity Financial Services Portfolio	1.0	1.7
Fidelity Global Commodity Stock Fund	0.0*	0.0*
Fidelity Gold Portfolio	0.0*	0.0*
Fidelity Growth & Income Portfolio	0.2	0.5
Fidelity Growth Company Fund	0.1	0.1
Fidelity Growth Discovery Fund	0.1	0.0
Fidelity Health Care Portfolio	6.0	4.9
Fidelity Independence Fund	0.1	0.1
Fidelity Industrial Equipment Portfolio	1.4	1.3
Fidelity Industrials Portfolio	6.8	5.4
Fidelity Insurance Portfolio	3.2	3.5
Fidelity IT Services Portfolio	1.8	1.8
Fidelity Large Cap Stock Fund	1.6	0.3

	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity Large Cap Value Fund	0.1	0.1
Fidelity Leisure Portfolio	0.0*	0.0*
Fidelity Leveraged Company Stock Fund	0.0*	0.1
Fidelity Low-Priced Stock Fund	0.5	0.0
Fidelity Magellan Fund	0.0*	0.0*
Fidelity Materials Portfolio	0.1	0.0*
Fidelity Medical Delivery Portfolio	0.1	0.1
Fidelity Medical Equipment & Systems Portfolio	0.1	0.0*
Fidelity Mega Cap Stock Fund	1.1	0.8
Fidelity Mid Cap Value Fund	0.0*	0.0*
Fidelity Mid-Cap Stock Fund	0.2	0.0*
Fidelity Multimedia Portfolio	0.7	2.3
Fidelity Nasdaq Composite Index Fund	0.0*	0.0*
Fidelity Natural Gas Portfolio	0.0*	0.1
Fidelity Natural Resources Portfolio	0.0*	0.2
Fidelity New Millennium Fund	0.9	0.1
Fidelity OTC Portfolio	0.6	1.3
Fidelity Pharmaceuticals Portfolio	0.7	0.8
Fidelity Real Estate Investment Portfolio	0.0*	0.0*
Fidelity Retailing Portfolio	1.0	1.1
Fidelity Series Commodity Strategy Fund	0.0*	0.0*
Fidelity Small Cap Discovery Fund	0.4	0.2
Fidelity Small Cap Growth Fund	0.0*	0.0*
Fidelity Small Cap Stock Fund	0.0*	0.0*
Fidelity Small Cap Value Fund	0.7	0.1
Fidelity Software & Computer Services Portfolio	4.5	4.3
Fidelity Technology Portfolio	1.1	2.4
Fidelity Telecom and Utilities Fund	0.0*	0.5
Fidelity Telecommunications Portfolio	0.3	0.7
Fidelity Transportation Portfolio	0.7	0.1
Fidelity Utilities Portfolio	0.0*	0.0*
Fidelity Value Discovery Fund	0.0*	0.0*
Fidelity Value Fund	0.1	0.1
Fidelity Value Strategies Fund	0.0*	0.5
Spartan 500 Index Fund Investor Class	0.0*	0.1
Spartan Extended Market Index Fund Investor Class	0.0*	0.0*
Spartan Total Market Index Fund Investor Class	0.0*	0.0*
VIP Energy Portfolio Investor Class	0.1	0.1
VIP Mid Cap Portfolio Investor Class	0.0*	0.0*
	62.5	65.4
Fund Holdings as of December 31, 2013 - continued
	% of fund's net assets	% of fund's net assets 6 months ago
International Equity Funds
Fidelity Canada Fund	0.0*	0.0*
Fidelity China Region Fund	0.1	0.1
Fidelity Diversified International Fund	5.3	3.5
Fidelity Emerging Asia Fund	0.5	0.8
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	0.1	0.1
Fidelity Emerging Markets Fund	0.9	0.4
Fidelity Europe Capital Appreciation Fund	0.0*	0.0
Fidelity Europe Fund	3.3	0.4
Fidelity International Capital Appreciation Fund	0.2	0.3
Fidelity International Discovery Fund	5.8	4.3
Fidelity International Real Estate Fund	0.0*	0.1
Fidelity International Small Cap Fund	1.0	0.1
Fidelity International Small Cap Opportunities Fund	0.4	0.6
Fidelity International Value Fund	0.1	0.0*
Fidelity Japan Fund	0.0*	0.0*
Fidelity Japan Smaller Companies Fund	1.0	0.6
Fidelity Nordic Fund	0.9	0.0
Fidelity Overseas Fund	0.0*	0.0*
Fidelity Pacific Basin Fund	0.2	0.7
Spartan International Index Fund Investor Class	7.3	9.2
	27.1	21.2
Fixed-Income Funds
Fidelity Floating Rate High Income Fund	0.0*	0.0*
Fidelity Focused High Income Fund	0.2	0.3
Fidelity High Income Fund	1.3	0.8
Fidelity New Markets Income Fund	0.2	0.2
Fidelity Real Estate Income Fund	0.0*	0.0*
Spartan U.S. Bond Index Fund Investor Class	8.7	10.9
	10.4	12.2
Money Market Funds
Fidelity Institutional Prime Money Market Portfolio Class I	0.0*	1.2
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%

Asset Allocation (% of fund's net assets)
As of December 31, 2013
Domestic Equity Funds	62.5%
International Equity Funds	27.1%
Fixed-Income Funds	10.4%
Money Market Funds	0.0%*

As of June 30, 2013
Domestic Equity Funds	65.4%
International Equity Funds	21.2%
Fixed-Income Funds	12.2%
Money Market Funds	1.2%

Annual Report

VIP FundsManager 85% Portfolio

Investments December 31, 2013

Showing Percentage of Net Assets

Equity Funds - 89.6%
	Shares	Value
Domestic Equity Funds - 62.5%
Fidelity Air Transportation Portfolio (c)	29,074	$ 1,724,077
Fidelity Automotive Portfolio (c)	25,865	1,456,984
Fidelity Banking Portfolio (c)	294,297	7,701,740
Fidelity Biotechnology Portfolio (c)	8,128	1,477,080
Fidelity Blue Chip Growth Fund (c)	18,874	1,196,064
Fidelity Brokerage & Investment Management Portfolio (c)	127,182	9,443,261
Fidelity Capital Appreciation Fund (c)	13,651	493,910
Fidelity Chemicals Portfolio (c)	21,188	3,090,753
Fidelity Communications Equipment Portfolio (c)	2,480	73,151
Fidelity Computers Portfolio (c)	73,986	5,483,866
Fidelity Construction & Housing Portfolio (c)	15,891	866,394
Fidelity Consumer Discretionary Portfolio (c)	411,004	13,612,436
Fidelity Consumer Finance Portfolio (c)	133,999	2,192,220
Fidelity Consumer Staples Portfolio (c)	149,979	13,529,608
Fidelity Contrafund (c)	5,207	500,621
Fidelity Defense & Aerospace Portfolio (c)	20,246	2,477,250
Fidelity Disciplined Equity Fund (c)	134,787	4,356,302
Fidelity Dividend Growth Fund (c)	223	7,876
Fidelity Electronics Portfolio (c)	34,863	2,200,902
Fidelity Energy Portfolio (c)	145,163	8,145,068
Fidelity Energy Service Portfolio (c)	55,081	4,673,665
Fidelity Environmental & Alternative Energy Portfolio (c)	4,215	96,235
Fidelity Equity Dividend Income Fund (c)	1,282	31,584
Fidelity Equity-Income Fund (c)	22,237	1,305,301
Fidelity Financial Services Portfolio (c)	38,873	3,179,016
Fidelity Global Commodity Stock Fund (c)	1,829	25,848
Fidelity Gold Portfolio (a)(c)	357	6,413
Fidelity Growth & Income Portfolio (c)	22,660	631,295
Fidelity Growth Company Fund (c)	2,798	335,476
Fidelity Growth Discovery Fund (c)	20,702	439,496
Fidelity Health Care Portfolio (c)	106,475	20,071,686
Fidelity Independence Fund (c)	8,140	294,914
Fidelity Industrial Equipment Portfolio (c)	101,078	4,631,391
Fidelity Industrials Portfolio (c)	670,001	22,558,946
Fidelity Insurance Portfolio (c)	155,877	10,690,013
Fidelity IT Services Portfolio (c)	163,732	6,128,504
Fidelity Large Cap Stock Fund (c)	191,038	5,201,963
Fidelity Large Cap Value Fund (c)	9,603	146,444
Fidelity Leisure Portfolio (c)	923	122,863
Fidelity Leveraged Company Stock Fund (c)	3,137	135,656
Fidelity Low-Priced Stock Fund (c)	32,040	1,584,712
Fidelity Magellan Fund (c)	132	12,151
Fidelity Materials Portfolio (c)	5,541	470,363
Fidelity Medical Delivery Portfolio (c)	2,660	194,028
Fidelity Medical Equipment & Systems Portfolio (c)	4,529	161,851
Fidelity Mega Cap Stock Fund (c)	232,927	3,591,727

	Shares	Value
Fidelity Mid Cap Value Fund (c)	5,029	$ 113,645
Fidelity Mid-Cap Stock Fund (c)	18,820	743,597
Fidelity Multimedia Portfolio (c)	29,346	2,376,137
Fidelity Nasdaq Composite Index Fund (c)	918	50,601
Fidelity Natural Gas Portfolio (c)	941	35,547
Fidelity Natural Resources Portfolio (c)	2,403	88,688
Fidelity New Millennium Fund (c)	75,690	2,987,493
Fidelity OTC Portfolio (c)	26,126	2,021,928
Fidelity Pharmaceuticals Portfolio (c)	123,928	2,380,658
Fidelity Real Estate Investment Portfolio (c)	892	28,478
Fidelity Retailing Portfolio (c)	39,182	3,428,010
Fidelity Series Commodity Strategy Fund (a)(c)	1,089	8,628
Fidelity Small Cap Discovery Fund (c)	47,210	1,475,771
Fidelity Small Cap Growth Fund (c)	2,762	53,219
Fidelity Small Cap Stock Fund (c)	3,907	81,818
Fidelity Small Cap Value Fund (c)	121,271	2,430,280
Fidelity Software & Computer Services Portfolio (c)	125,337	14,872,498
Fidelity Technology Portfolio (c)	28,974	3,564,904
Fidelity Telecom and Utilities Fund (c)	4,735	104,218
Fidelity Telecommunications Portfolio (c)	17,135	1,036,511
Fidelity Transportation Portfolio (c)	29,255	2,160,489
Fidelity Utilities Portfolio (c)	995	66,267
Fidelity Value Discovery Fund (c)	606	13,203
Fidelity Value Fund (c)	2,083	215,727
Fidelity Value Strategies Fund (c)	275	11,253
Spartan 500 Index Fund Investor Class (c)	214	13,984
Spartan Extended Market Index Fund Investor Class (c)	205	10,973
Spartan Total Market Index Fund Investor Class (c)	1,286	69,598
VIP Energy Portfolio Investor Class (c)	17,103	408,751
VIP Mid Cap Portfolio Investor Class (c)	382	13,852
TOTAL DOMESTIC EQUITY FUNDS		207,617,830
International Equity Funds - 27.1%
Fidelity Canada Fund (c)	583	34,007
Fidelity China Region Fund (c)	11,181	377,484
Fidelity Diversified International Fund (c)	480,575	17,738,041
Fidelity Emerging Asia Fund (c)	50,314	1,541,612
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (c)	38,811	356,673
Fidelity Emerging Markets Fund (c)	129,014	3,107,945
Fidelity Europe Capital Appreciation Fund (c)	242	5,696
Fidelity Europe Fund (c)	284,981	11,082,898
Fidelity International Capital Appreciation Fund (c)	43,205	723,688
Fidelity International Discovery Fund (c)	476,744	19,308,143
Fidelity International Real Estate Fund (c)	1,392	14,153
Fidelity International Small Cap Fund (c)	124,673	3,339,998
Equity Funds - continued
	Shares	Value
International Equity Funds - continued
Fidelity International Small Cap Opportunities Fund (c)	87,235	$ 1,217,801
Fidelity International Value Fund (c)	15,668	141,796
Fidelity Japan Fund (c)	8,892	107,065
Fidelity Japan Smaller Companies Fund (c)	255,079	3,428,255
Fidelity Nordic Fund (c)	65,864	2,949,407
Fidelity Overseas Fund (c)	351	14,120
Fidelity Pacific Basin Fund (c)	19,618	542,636
Spartan International Index Fund Investor Class (c)	595,491	24,218,616
TOTAL INTERNATIONAL EQUITY FUNDS		90,250,034
TOTAL EQUITY FUNDS (Cost $228,563,939)		297,867,864
Fixed-Income Funds - 10.4%

Fidelity Floating Rate High Income Fund (c)	791	7,874
Fidelity Focused High Income Fund (c)	69,531	625,783
Fidelity High Income Fund (c)	473,981	4,441,205
Fidelity New Markets Income Fund (c)	36,912	575,464

	Shares	Value
Fidelity Real Estate Income Fund (c)	1,148	$ 12,724
Spartan U.S. Bond Index Fund Investor Class (c)	2,542,413	28,881,813
TOTAL FIXED-INCOME FUNDS (Cost $33,811,984)		34,544,863
Money Market Funds - 0.0%

Fidelity Institutional Prime Money Market Portfolio Class I 0.01% (b)(c) (Cost $772)	772	772
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $262,376,695)	332,413,499
NET OTHER ASSETS (LIABILITIES) - 0.0%	(53,978)
NET ASSETS - 100%	$ 332,359,521
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated company
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Air Transportation Portfolio	$ 292,060	$ 1,239,272	$ -	$ 1,189	$ 1,724,077
Fidelity Automotive Portfolio	515,555	1,312,469	729,309	3,768	1,456,984
Fidelity Banking Portfolio	10,655,387	1,382,707	6,552,900	61,039	7,701,740
Fidelity Biotechnology Portfolio	3,540,020	575,170	4,751,978	-	1,477,080
Fidelity Blue Chip Growth Fund	102,879	1,720,857	700,000	2,406	1,196,064
Fidelity Brokerage & Investment Management Portfolio	2,809,716	5,834,325	1,600,000	49,075	9,443,261
Fidelity Canada Fund	30,903	323	-	138	34,007
Fidelity Capital Appreciation Fund	363,288	45,021	-	1,780	493,910
Fidelity Chemicals Portfolio	3,090,624	3,136,649	3,510,147	25,385	3,090,753
Fidelity China Region Fund	478,205	1,422,428	1,500,000	3,821	377,484
Fidelity Commodity Strategy Fund	9,582	-	9,059	-	-
Fidelity Communications Equipment Portfolio	141,426	972,238	1,172,750	7,654	73,151
Fidelity Computers Portfolio	6,600,925	570,087	2,751,328	39,356	5,483,866
Fidelity Construction & Housing Portfolio	3,388,836	564,346	3,610,106	4,989	866,394
Fidelity Consumer Discretionary Portfolio	6,905,044	6,588,176	1,572,520	11,918	13,612,436
Fidelity Consumer Finance Portfolio	2,564,061	390,120	1,043,963	48,738	2,192,220
Fidelity Consumer Staples Portfolio	10,754,350	7,542,183	5,945,985	233,826	13,529,608
Fidelity Contrafund	69,905	1,168,987	771,959	181	500,621
Fidelity Defense & Aerospace Portfolio	386,439	1,909,758	-	10,024	2,477,250
Fidelity Disciplined Equity Fund	-	4,260,845	-	81,601	4,356,302
Fidelity Diversified International Fund	9,785,618	13,001,219	7,442,451	113,015	17,738,041
Fidelity Dividend Growth Fund	86,298	735	92,000	77	7,876
Fidelity Electronics Portfolio	1,609,842	13,384	29,451	11,155	2,200,902
Fidelity Emerging Asia Fund	4,549,723	347,413	3,278,067	19,228	1,541,612
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	351,856	5,087	-	5,087	356,673
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Emerging Markets Fund	$ 776,271	$ 2,305,905	$ 396	$ 2,445	$ 3,107,945
Fidelity Energy Portfolio	8,570,903	4,705,737	6,107,313	62,267	8,145,068
Fidelity Energy Service Portfolio	5,287,385	2,080,445	4,331,885	11,701	4,673,665
Fidelity Environmental & Alternative Energy Portfolio	71,291	724	-	724	96,235
Fidelity Equity Dividend Income Fund	24,472	589	-	589	31,584
Fidelity Equity-Income Fund	48,340	3,467,434	2,290,153	14,427	1,305,301
Fidelity Europe Capital Appreciation Fund	-	5,087	-	87	5,696
Fidelity Europe Fund	-	10,060,551	-	146,055	11,082,898
Fidelity Financial Services Portfolio	1,497,772	3,121,954	2,204,261	28,181	3,179,016
Fidelity Floating Rate High Income Fund	37,851	54,650	85,008	1,835	7,874
Fidelity Focused High Income Fund	1,096,310	59,588	505,275	36,497	625,783
Fidelity Global Commodity Stock Fund	26,701	362	-	339	25,848
Fidelity Gold Portfolio	1,102,571	-	824,871	-	6,413
Fidelity Growth & Income Portfolio	-	2,671,889	2,179,232	12,367	631,295
Fidelity Growth Company Fund	102,783	200,672	-	541	335,476
Fidelity Growth Discovery Fund	-	406,085	-	-	439,496
Fidelity Health Care Portfolio	10,469,289	6,413,982	940,810	2,543	20,071,686
Fidelity High Income Fund	3,809,372	2,583,304	1,944,074	175,514	4,441,205
Fidelity Independence Fund	210,323	893	-	893	294,914
Fidelity Industrial Equipment Portfolio	2,714,424	1,569,723	327,843	29,566	4,631,391
Fidelity Industrials Portfolio	11,040,463	9,172,103	1,579,615	123,499	22,558,946
Fidelity Institutional Prime Money Market Portfolio Class I	17,073	5,442,935	5,459,236	48	772
Fidelity Insurance Portfolio	8,440,434	1,271,545	1,669,865	92,083	10,690,013
Fidelity International Capital Appreciation Fund	2,756,300	302,915	2,625,071	5,104	723,688
Fidelity International Discovery Fund	8,236,684	12,728,916	4,056,066	200,872	19,308,143
Fidelity International Real Estate Fund	145,558	711	145,000	246	14,153
Fidelity International Small Cap Fund	184,180	4,811,011	2,172,949	11,275	3,339,998
Fidelity International Small Cap Opportunities Fund	1,343,378	669,003	1,150,000	7,840	1,217,801
Fidelity International Value Fund	-	128,593	-	3,014	141,796
Fidelity IT Services Portfolio	3,915,671	296,332	-	-	6,128,504
Fidelity Japan Fund	86,584	1,004	-	925	107,065
Fidelity Japan Smaller Companies Fund	111,626	3,187,029	1,582	4,234	3,428,255
Fidelity Large Cap Stock Fund	204,024	4,745,143	85,665	26,169	5,201,963
Fidelity Large Cap Value Fund	110,742	2,241	-	1,796	146,444
Fidelity Leisure Portfolio	86,691	8,477	-	884	122,863
Fidelity Leveraged Company Stock Fund	100,403	849	-	849	135,656
Fidelity Low-Priced Stock Fund	-	1,559,957	-	5,958	1,584,712
Fidelity Magellan Fund	63,653	1,086	66,000	125	12,151
Fidelity Materials Portfolio	23,717	423,848	-	2,282	470,363
Fidelity Medical Delivery Portfolio	143,394	11,050	-	-	194,028
Fidelity Medical Equipment & Systems Portfolio	56,436	92,038	-	-	161,851
Fidelity Mega Cap Stock Fund	1,538,431	3,908,062	2,347,043	38,331	3,591,727
Fidelity Mid Cap Value Fund	81,781	9,377	-	1,139	113,645
Fidelity Mid-Cap Stock Fund	78,476	567,503	-	1,526	743,597
Fidelity Multimedia Portfolio	4,951,063	390,131	4,774,082	5,320	2,376,137
Fidelity Nasdaq Composite Index Fund	36,209	803	-	360	50,601
Fidelity Natural Gas Portfolio	1,066,081	1,181	1,180,000	879	35,547
Fidelity Natural Resources Portfolio	516,786	2,275	500,000	222	88,688
Fidelity New Markets Income Fund	1,172,212	119,749	619,640	33,172	575,464
Fidelity New Millennium Fund	-	2,860,494	-	12,392	2,987,493
Fidelity Nordic Fund	-	2,752,232	-	51,409	2,949,407
Fidelity OTC Portfolio	-	6,354,009	4,681,370	3,692	2,021,928
Fidelity Overseas Fund	11,137	237	-	176	14,120
Fidelity Pacific Basin Fund	1,628,604	267,278	1,500,000	10,655	542,636
Fidelity Pharmaceuticals Portfolio	2,589,783	310,776	1,000,000	20,496	2,380,658
Fidelity Real Estate Income Fund	326,173	102,282	420,000	10,800	12,724
Fidelity Real Estate Investment Portfolio	11,516	703,317	641,699	1,972	28,478
Fidelity Retailing Portfolio	3,497,501	514,798	1,690,270	5,084	3,428,010
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Series Commodity Strategy Fund	$ -	$ 9,075	$ -	$ -	$ 8,628
Fidelity Small Cap Discovery Fund	-	1,351,999	-	1,199	1,475,771
Fidelity Small Cap Growth Fund	36,823	7,930	-	-	53,219
Fidelity Small Cap Stock Fund	63,038	8,287	-	228	81,818
Fidelity Small Cap Value Fund	181,169	2,223,112	-	6,901	2,430,280
Fidelity Software & Computer Services Portfolio	6,846,157	4,538,528	338,501	-	14,872,498
Fidelity Technology Portfolio	5,343,932	2,128,446	4,920,094	3,462	3,564,904
Fidelity Telecom and Utilities Fund	5,227,203	40,196	5,859,450	40,074	104,218
Fidelity Telecommunications Portfolio	1,739,150	637,951	1,603,563	24,525	1,036,511
Fidelity Transportation Portfolio	6,327	2,077,893	6,570	5,482	2,160,489
Fidelity Utilities Portfolio	39,449	19,760	-	1,036	66,267
Fidelity Value Discovery Fund	9,743	157	-	157	13,203
Fidelity Value Fund	-	2,117,797	2,000,000	18,762	215,727
Fidelity Value Strategies Fund	1,126,652	90	1,334,000	90	11,253
Spartan 500 Index Fund Investor Class	135,088	1,547	150,000	1,547	13,984
Spartan Extended Market Index Fund Investor Class	7,941	320	-	108	10,973
Spartan International Index Fund Investor Class	23,077,208	2,563,646	5,425,989	554,017	24,218,616
Spartan Total Market Index Fund Investor Class	691,850	2,959	740,000	2,959	69,598
Spartan U.S. Bond Index Fund Investor Class	27,102,426	12,069,099	9,047,330	629,335	28,881,813
VIP Energy Portfolio Investor Class	328,621	5,731	-	3,337	408,751
VIP Mid Cap Portfolio Investor Class	84,071	2,485	90,000	55	13,852
Total	$ 231,548,212	$ 187,241,671	$ 138,685,744	$ 3,240,123	$ 332,413,499
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP FundsManager 85% Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (cost $262,376,695) - See accompanying schedule		$ 332,413,499
Cash		7
Receivable for fund shares sold		272,811
Total assets		332,686,317

Liabilities
Payable for investments purchased	$ 222,567
Payable for fund shares redeemed	50,244
Accrued management fee	53,159
Distribution and service plan fees payable	826
Total liabilities		326,796

Net Assets		$ 332,359,521
Net Assets consist of:
Paid in capital		$ 282,268,808
Accumulated undistributed net realized gain (loss) on investments		(19,946,091)
Net unrealized appreciation (depreciation) on investments		70,036,804
Net Assets		$ 332,359,521

Statement of Assets and Liabilities - continued

December 31, 2013

Service Class: Net Asset Value, offering price and redemption price per share ($241,525 ÷ 20,018 shares)	$ 12.07

Service Class 2: Net Asset Value, offering price and redemption price per share ($6,862,470 ÷ 570,475 shares)	$ 12.03

Investor Class: Net Asset Value, offering price and redemption price per share ($325,255,526 ÷ 26,942,679 shares)	$ 12.07

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP FundsManager 85% Portfolio

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2013

Investment Income
Income distributions from underlying funds		$ 3,240,123

Expenses
Management fee	$ 673,322
Distribution and service plan fees	14,717
Independent trustees' compensation	994
Total expenses before reductions	689,033
Expense reductions	(141,006)	548,027
Net investment income (loss)		2,692,096
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	19,028,019
Capital gain distributions from underlying funds	11,406,005
Total net realized gain (loss)		30,434,024
Change in net unrealized appreciation (depreciation) on underlying funds		33,277,740
Net gain (loss)		63,711,764
Net increase (decrease) in net assets resulting from operations		$ 66,403,860

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,692,096	$ 2,980,240
Net realized gain (loss)	30,434,024	11,251,825
Change in net unrealized appreciation (depreciation)	33,277,740	17,070,579
Net increase (decrease) in net assets resulting from operations	66,403,860	31,302,644
Distributions to shareholders from net investment income	(2,700,538)	(2,967,962)
Distributions to shareholders from net realized gain	(3,433,717)	(779,007)
Total distributions	(6,134,255)	(3,746,969)
Share transactions - net increase (decrease)	40,580,804	(31,698,471)
Total increase (decrease) in net assets	100,850,409	(4,142,796)

Net Assets
Beginning of period	231,509,112	235,651,908
End of period	$ 332,359,521	$ 231,509,112

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 9.62	$ 8.57	$ 9.19	$ 8.02	$ 6.32
Income from Investment Operations
Net investment income (loss) C	.11	.12	.11	.10	.11
Net realized and unrealized gain (loss)	2.57	1.09	(.60)	1.19	1.70
Total from investment operations	2.68	1.21	(.49)	1.29	1.81
Distributions from net investment income	(.10)	(.13)	(.11)	(.10)	(.10)
Distributions from net realized gain	(.13)	(.03)	(.02)	(.02)	(.01)
Total distributions	(.23)	(.16)	(.13)	(.12)	(.11)
Net asset value, end of period	$ 12.07	$ 9.62	$ 8.57	$ 9.19	$ 8.02
Total Return A, B	27.86%	14.13%	(5.30)%	16.07%	28.56%
Ratios to Average Net Assets D, E
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.00%	1.25%	1.23%	1.20%	1.53%
Supplemental Data
Net assets, end of period (000 omitted)	$ 242	$ 149	$ 183	$ 108	$ 112
Portfolio turnover rate D	51%	50%	26%	38%	66%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 9.60	$ 8.55	$ 9.17	$ 8.00	$ 6.32
Income from Investment Operations
Net investment income (loss) C	.09	.10	.10	.09	.10
Net realized and unrealized gain (loss)	2.55	1.10	(.60)	1.19	1.68
Total from investment operations	2.64	1.20	(.50)	1.28	1.78
Distributions from net investment income	(.09)	(.11)	(.10)	(.09)	(.09)
Distributions from net realized gain	(.13)	(.03)	(.02)	(.02)	(.01)
Total distributions	(.21) G	(.15) F	(.12)	(.11)	(.10)
Net asset value, end of period	$ 12.03	$ 9.60	$ 8.55	$ 9.17	$ 8.00
Total Return A, B	27.54%	14.01%	(5.44)%	16.00%	28.17%
Ratios to Average Net Assets D, E
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	.85%	1.10%	1.08%	1.05%	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,862	$ 4,812	$ 3,574	$ 2,384	$ 886
Portfolio turnover rate D	51%	50%	26%	38%	66%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

F Total distributions of $.15 per share is comprised of distributions from net investment income of $.113 and distributions from net realized gain of $.033 per share.

G Total distributions of $.21 per share is comprised of distributions from net investment income of $.085 and distributions from net realized gain of $.128 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 9.63	$ 8.58	$ 9.20	$ 8.02	$ 6.32
Income from Investment Operations
Net investment income (loss) C	.11	.12	.11	.10	.11
Net realized and unrealized gain (loss)	2.56	1.09	(.60)	1.20	1.70
Total from investment operations	2.67	1.21	(.49)	1.30	1.81
Distributions from net investment income	(.10)	(.13)	(.11)	(.10)	(.10)
Distributions from net realized gain	(.13)	(.03)	(.02)	(.02)	(.01)
Total distributions	(.23)	(.16)	(.13)	(.12)	(.11)
Net asset value, end of period	$ 12.07	$ 9.63	$ 8.58	$ 9.20	$ 8.02
Total Return A, B	27.73%	14.11%	(5.29)%	16.20%	28.56%
Ratios to Average Net Assets D, E
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.00%	1.25%	1.23%	1.20%	1.53%
Supplemental Data
Net assets, end of period (000 omitted)	$ 325,256	$ 226,548	$ 231,895	$ 225,225	$ 180,463
Portfolio turnover rate D	51%	50%	26%	38%	66%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 60% Portfolio, VIP FundsManager 70% Portfolio, and VIP FundsManager 85% Portfolio (the Funds) are funds of Variable Insurance Products Fund V. Variable Insurance Products Fund V (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. The Funds invest primarily in a combination of other Fidelity equity, fixed income, and short-term funds (the Underlying Funds) managed by Fidelity Management & Research Company (FMR). Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each Fund offers three classes of shares: Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Funds determine the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of each Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds. Although not included in each Fund's expenses, each Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
VIP FundsManager 20% Portfolio	$ 652,192,349	$ 49,565,618	$ (5,828,526)	$ 43,737,092
VIP FundsManager 50% Portfolio	3,076,049,347	363,207,478	(30,161,978)	333,045,500
VIP FundsManager 60% Portfolio	5,233,604,726	1,215,959,826	(38,533,975)	1,177,425,851
VIP FundsManager 70% Portfolio	698,980,722	180,625,901	(2,839,867)	177,786,034
VIP FundsManager 85% Portfolio	262,581,681	71,001,470	(1,169,652)	69,831,818

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation)
VIP FundsManager 20% Portfolio	$ 243,030	$ 5,378,345	$ -	$ 43,737,092
VIP FundsManager 50% Portfolio	-	2,159,998	-	333,045,500
VIP FundsManager 60% Portfolio	704,051	109,011,858	-	1,177,425,851
VIP FundsManager 70% Portfolio	-	-	(58,222,450)	177,786,034
VIP FundsManager 85% Portfolio	-	-	(19,741,105)	69,831,818

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017
VIP FundsManager 70% Portfolio	$ (58,222,450)
VIP FundsManager 85% Portfolio	(19,741,105)

The tax character of distributions paid was as follows:

December 31, 2013	Ordinary Income	Long-term Capital Gains	Total
VIP FundsManager 20% Portfolio	$ 12,503,307	$ 10,253,353	$ 22,756,660
VIP FundsManager 50% Portfolio	49,950,725	-	49,950,725
VIP FundsManager 60% Portfolio	133,204,554	158,653,383	291,857,937
VIP FundsManager 70% Portfolio	15,284,038	-	15,284,038
VIP FundsManager 85% Portfolio	6,134,255	-	6,134,255
December 31, 2012	Ordinary Income
VIP FundsManager 20% Portfolio	$ 10,741,500
VIP FundsManager 50% Portfolio	20,984,608
VIP FundsManager 60% Portfolio	94,948,137
VIP FundsManager 70% Portfolio	11,177,513
VIP FundsManager 85% Portfolio	3,746,969

Annual Report

3. Purchases and Sales of Investments.

Purchases and redemptions of the Underlying Fund shares are noted in the table below.

	Purchases ($)	Redemptions ($)
VIP FundsManager 20% Portfolio	194,049,753	171,279,415
VIP FundsManager 50% Portfolio	2,096,954,222	357,029,534
VIP FundsManager 60% Portfolio	1,377,682,135	1,266,100,677
VIP FundsManager 70% Portfolio	368,725,240	234,633,676
VIP FundsManager 85% Portfolio	187,241,671	138,685,744

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers, Inc. (the investment adviser), an affiliate of FMR, provides the funds with investment management related services. For these services each fund pays a monthly management fee to the investment adviser. The management fee is based on an annual rate of .25% of each fund's average net assets. The management fee is reduced by an amount equal to the fees and expenses paid by the fund to the independent Trustees.

The investment adviser has contractually agreed to waive 0.05% of its management fee, thereby limiting each fund's management fee to an annual rate of 0.20% of average net assets, until April 30, 2014.

Other Transactions. The investment adviser has entered into an administration agreement with FMR under which FMR provides management and administrative services (other than investment advisory services) necessary for the operation of each Fund. Pursuant to this agreement, FMR pays all expenses of each Fund, excluding the distribution and service fees, the compensation of the independent Trustees and certain other expenses such as interest expense. FMR also contracts with other Fidelity companies to perform the services necessary for the operation of each Fund.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were reallowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

	Service Class	Service Class 2	Total
VIP FundsManager 20% Portfolio	$ 77	$ 3,291	$ 3,368
VIP FundsManager 50% Portfolio	76	210,697	210,773
VIP FundsManager 60% Portfolio	72	769,536	769,608
VIP FundsManager 70% Portfolio	85	15,067	15,152
VIP FundsManager 85% Portfolio	194	14,523	14,717

5. Expense Reductions.

The investment adviser contractually agreed to limit each funds' management fee to an annual rate of 0.20% of each funds' average net assets until April 30, 2014. For the period, each fund's management fees were reduced by the following amounts:

Management Fee Waiver

VIP FundsManager 20% Portfolio	$ 343,395
VIP FundsManager 50% Portfolio	1,198,700
VIP FundsManager 60% Portfolio	2,972,623
VIP FundsManager 70% Portfolio	373,720
VIP FundsManager 85% Portfolio	134,987

In addition, FMR has contractually agreed to reimburse 0.10% of class-level expenses for each fund's Service class and Service Class 2. During the period, this reimbursement reduced each fund's Service class and Service class 2's expenses by the following amounts:

Reimbursement
VIP FundsManager 20% Portfolio
Service Class	$ 77
Service Class 2	1,316

Annual Report

Notes to Financial Statements - continued

5. Expense Reductions - continued

Reimbursement
VIP FundsManager 50% Portfolio
Service Class	$ 76
Service Class 2	84,333
VIP FundsManager 60% Portfolio
Service Class	72
Service Class 2	308,394
VIP FundsManager 70% Portfolio
Service Class	85
Service Class 2	6,039
VIP FundsManager 85% Portfolio
Service Class	194
Service Class 2	5,825

In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's management fee. During the period, these credits reduced management fee by the following amounts:

VIP FundsManager 20% Portfolio	$ 1
VIP FundsManager 50% Portfolio	9
VIP FundsManager 60% Portfolio	26
VIP FundsManager 70% Portfolio	9

6. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
VIP FundsManager 20% Portfolio
From net investment income
Service Class	$ 894	$ 969
Service Class 2	12,626	15,515
Investor Class	8,440,466	8,934,447
Total	$ 8,453,986	$ 8,950,931
From net realized gain
Service Class	1,512	194
Service Class 2	25,038	3,485
Investor Class	14,276,125	1,786,890
Total	$ 14,302,675	$ 1,790,569
VIP FundsManager 50% Portfolio
From net investment income
Service Class	755	882
Service Class 2	712,942	899,332
Investor Class	31,151,492	16,393,415
Total	$ 31,865,189	$ 17,293,629
From net realized gain
Service Class	427	187
Service Class 2	477,745	213,401
Investor Class	17,607,365	3,477,391
Total	$ 18,085,537	$ 3,690,979
VIP FundsManager 60% Portfolio
From net investment income
Service Class	847	926
Service Class 2	3,604,593	3,246,365
Investor Class	65,904,476	73,997,660
Total	$ 69,509,916	$ 77,244,951

Annual Report

6. Distributions to Shareholders - continued

Years ended December 31,	2013	2012
VIP FundsManager 60% Portfolio
From net realized gain
Service Class	$ 2,688	$ 211
Service Class 2	12,440,936	817,603
Investor Class	209,904,397	16,885,372
Total	$ 222,348,021	$ 17,703,186
VIP FundsManager 70% Portfolio
From net investment income
Service Class	932	1,152
Service Class 2	59,847	69,192
Investor Class	8,833,266	9,325,113
Total	$ 8,894,045	$ 9,395,457
From net realized gain
Service Class	669	218
Service Class 2	49,318	14,333
Investor Class	6,340,006	1,767,505
Total	$ 6,389,993	$ 1,782,056
VIP FundsManager 85% Portfolio
From net investment income
Service Class	1,972	1,924
Service Class 2	47,174	55,902
Investor Class	2,651,392	2,910,136
Total	$ 2,700,538	$ 2,967,962
From net realized gain
Service Class	2,499	504
Service Class 2	71,038	16,325
Investor Class	3,360,180	762,178
Total	$ 3,433,717	$ 779,007

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
VIP FundsManager 20% Portfolio
Service Class
Shares sold	4,335	3,854	$ 49,173	$ 43,262
Reinvestment of distributions	213	105	2,406	1,163
Shares redeemed	(4,569)	(3,617)	(52,347)	(40,752)
Net increase (decrease)	(21)	342	$ (768)	$ 3,673
Service Class 2
Shares sold	35,304	93,342	$ 399,373	$ 1,023,285
Reinvestment of distributions	3,336	1,718	37,664	19,000
Shares redeemed	(47,827)	(108,824)	(543,206)	(1,194,286)
Net increase (decrease)	(9,187)	(13,764)	$ (106,169)	$ (152,001)
Investor Class
Shares sold	8,431,513	10,490,900	$ 95,563,353	$ 116,157,366
Reinvestment of distributions	2,009,790	968,504	22,716,591	10,721,337
Shares redeemed	(7,802,750)	(2,757,599)	(88,559,938)	(30,487,438)
Net increase (decrease)	2,638,553	8,701,805	$ 29,720,006	$ 96,391,265

Annual Report

Notes to Financial Statements - continued

7. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
VIP FundsManager 50% Portfolio
Service Class
Shares sold	473	726	$ 5,428	$ 7,690
Reinvestment of distributions	99	101	1,182	1,069
Shares redeemed	(707)	(116)	(8,141)	(1,201)
Net increase (decrease)	(135)	711	$ (1,531)	$ 7,558
Service Class 2
Shares sold	1,076,347	6,865,482	$ 12,153,363	$ 69,749,572
Reinvestment of distributions	99,723	105,874	1,190,687	1,112,733
Shares redeemed	(1,443,409)	(1,083,591)	(16,222,057)	(11,181,369)
Net increase (decrease)	(267,339)	5,887,765	$ (2,878,007)	$ 59,680,936
Investor Class
Shares sold	148,703,643	53,988,034	$ 1,688,464,574	$ 571,976,949
Reinvestment of distributions	4,073,422	1,885,276	48,758,856	19,870,806
Shares redeemed	(3,312,150)	(5,384,061)	(37,524,917)	(55,753,083)
Net increase (decrease)	149,464,915	50,489,249	$ 1,699,698,513	$ 536,094,672
VIP FundsManager 60% Portfolio
Service Class
Shares sold	453	507	$ 5,145	$ 5,153
Reinvestment of distributions	305	110	3,535	1,137
Shares redeemed	(698)	(341)	(8,130)	(3,457)
Net increase (decrease)	60	276	$ 550	$ 2,833
Service Class 2
Shares sold	8,672,414	21,908,418	$ 98,156,461	$ 218,407,711
Reinvestment of distributions	1,384,119	393,034	16,045,529	4,063,968
Shares redeemed	(2,896,140)	(2,678,671)	(32,768,682)	(27,313,360)
Net increase (decrease)	7,160,393	19,622,781	$ 81,433,308	$ 195,158,319
Investor Class
Shares sold	8,809,786	83,271,705	$ 99,670,330	$ 838,466,166
Reinvestment of distributions	23,801,207	8,780,969	275,808,873	90,883,035
Shares redeemed	(26,609,299)	(16,640,221)	(299,708,642)	(171,652,853)
Net increase (decrease)	6,001,694	75,412,453	$ 75,770,561	$ 757,696,348
VIP FundsManager 70% Portfolio
Service Class
Shares sold	462	1,414	$ 5,187	$ 13,427
Reinvestment of distributions	134	138	1,601	1,370
Shares redeemed	(696)	(852)	(7,956)	(8,251)
Net increase (decrease)	(100)	700	$ (1,168)	$ 6,546
Service Class 2
Shares sold	104,492	125,442	$ 1,136,389	$ 1,218,053
Reinvestment of distributions	9,150	8,420	109,165	83,525
Shares redeemed	(52,752)	(38,738)	(591,226)	(380,430)
Net increase (decrease)	60,890	95,124	$ 654,328	$ 921,148
Investor Class
Shares sold	11,344,976	4,855,406	$ 126,241,051	$ 47,547,638
Reinvestment of distributions	1,268,668	1,115,958	15,173,272	11,092,618
Shares redeemed	(2,230,299)	(5,248,480)	(24,940,583)	(50,927,428)
Net increase (decrease)	10,383,345	722,884	$ 116,473,740	$ 7,712,828
VIP FundsManager 85% Portfolio
Service Class
Shares sold	5,300	3,756	$ 58,028	$ 34,929
Reinvestment of distributions	372	255	4,471	2,428
Shares redeemed	(1,178)	(9,838)	(12,542)	(94,514)
Net increase (decrease)	4,494	(5,827)	$ 49,957	$ (57,157)

Annual Report

7. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
VIP FundsManager 85% Portfolio
Service Class 2
Shares sold	146,877	132,837	$ 1,596,213	$ 1,228,746
Reinvestment of distributions	9,876	7,619	118,212	72,227
Shares redeemed	(87,603)	(57,167)	(959,046)	(531,015)
Net increase (decrease)	69,150	83,289	$ 755,379	$ 769,958
Investor Class
Shares sold	5,435,173	1,851,531	$ 60,347,651	$ 17,304,322
Reinvestment of distributions	500,131	386,153	6,011,572	3,672,314
Shares redeemed	(2,519,325)	(5,749,016)	(26,583,755)	(53,387,908)
Net increase (decrease)	3,415,979	(3,511,332)	$ 39,775,468	$ (32,411,272)

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds within their principal investment strategies may represent a significant portion of the Underlying Fund's net assets.

At the end of the period, the following Funds were each the owners of record of 10% or more of the total outstanding shares of the Underlying Funds.

Fund	VIP FundsManager 60% Portfolio

Fidelity Industrial Equipment Portfolio	29%
Fidelity Consumer Discretionary Portfolio	28%
Fidelity Financial Services Portfolio	22%
Fidelity Consumer Finance Portfolio	21%
Fidelity Insurance Portfolio	19%
Fidelity Banking Portfolio	18%
Fidelity Industrials Portfolio	16%
Fidelity International Value Fund	15%
Fidelity Telecommunications Portfolio	14%
Fidelity Computers Portfolio	14%
Spartan U.S. Bond Index Fund	11%
Fidelity Construction & Housing Portfolio	11%

The Funds, in aggregate, were the owners of record of more than 20% of the total outstanding shares of the following Underlying Funds.

Fund	% of shares held

Fidelity Industrial Equipment Portfolio	43%
Fidelity Consumer Discretionary Portfolio	42%
Fidelity Financial Services Portfolio	33%
Fidelity Insurance Portfolio	29%
Fidelity Banking Portfolio	28%
Fidelity Consumer Finance Portfolio	27%
Fidelity Industrials Portfolio	27%
Spartan U.S. Bond Index Fund	22%
Fidelity International Value Fund	21%
Fidelity Computers Portfolio	21%

Annual Report

Notes to Financial Statements - continued

8. Other - continued

In addition, at the end of the period, the investment adviser or its affiliates and certain otherwise unaffiliated shareholders were the owners of record of more than 10% of the outstanding shares of the following funds:

	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP FundsManager 20% Portfolio	100%	-	-
VIP FundsManager 50% Portfolio	34%	1	60%
VIP FundsManager 60% Portfolio	27%	1	63%
VIP FundsManager 70% Portfolio	99%	-	-
VIP FundsManager 85% Portfolio	98%	-	-

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and the Shareholders of VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 60% Portfolio, VIP FundsManager 70% Portfolio and VIP FundsManager 85% Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP FundsManager 20% Portfolio, VIP FundsManager 50% Portfolio, VIP FundsManager 60% Portfolio, VIP FundsManager 70% Portfolio and VIP FundsManager 85% Portfolio (funds of Variable Insurance Products Fund V) at December 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 20, 2014

Annual Report

Trustees and Officers

The Trustees and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each VIP FundsManager Portfolio and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each VIP FundsManager Portfolio's activities, review contractual arrangements with companies that provide services to each VIP FundsManager Portfolio, oversee management of the risks associated with such activities and contractual arrangements, and review each VIP FundsManager Portfolio's performance. If the interests of a VIP FundsManager Portfolio and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the VIP FundsManager Portfolios to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers and the Trustees would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Elizabeth S. Acton and James C. Curvey, each of the Trustees oversees 223 funds. Ms. Acton oversees 205 funds. Mr. Curvey oversees 396 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR , its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President of FMR LLC (2013-present), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the or various entities under common control withFMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013 Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2006 Trustee Chairman of the Independent Trustees

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), a member of the Board of Trustees, Rutgers University (2004-present), and Chairman of the Board of Barnabas Health Care System. Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

Kenneth L. Wolfe (1939)
Year of Election or Appointment: 2005 Trustee

Mr. Wolfe also serves as Trustee of other Fidelity funds. Prior to his retirement, Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer (1994-2001) of Hershey Foods Corporation. He also served as a member of the Boards of Adelphia Communications Corporation (telecommunications, 2003-2006), Bausch & Lomb, Inc. (medical/pharmaceutical, 1993-2007), and Revlon, Inc. (personal care products, 2004-2009). Mr. Wolfe previously served as Chairman of the Independent Trustees of other Fidelity funds (2008-2012).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Officers:

Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Bruce T. Herring (1965)
Year of Election or Appointment: 2013 Vice President of Fidelity's Asset Allocation Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Charles S. Morrison (1960)
Year of Election or Appointment: 2012 Vice President

Mr. Morrison also serves as Vice President of other funds. He serves as President, Fixed Income and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Fixed Income Division.

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Derek L. Young (1964)
Year of Election or Appointment: 2009 Vice President of Fidelity's Asset Allocation Funds

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

VIP Funds Manager 20%	Pay Date	Record Date	Capital Gains
Service Class	02/14/14	02/14/14	$0.092
Service Class 2	02/14/14	02/14/14	$0.092
Investor Class	02/14/14	02/14/14	$0.092
VIP Funds Manager 50%	Pay Date	Record Date	Capital Gains
Service Class	02/14/14	02/14/14	$0.009
Service Class 2	02/14/14	02/14/14	$0.009
Investor Class	02/14/14	02/14/14	$0.009
VIP Funds Manager 60%	Pay Date	Record Date	Capital Gains
Service Class	02/14/14	02/14/14	$0.204
Service Class 2	02/14/14	02/14/14	$0.204
Investor Class	02/14/14	02/14/14	$0.204

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2013, or, if subsequently determined to be different, the net capital gain of such year.

Fund
VIP Funds Manager 20%	$14,389,873
VIP Funds Manager 50%	$2,775,889
VIP Funds Manager 60%	$221,871,388

Annual Report

Distributions (Unaudited) - continued

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	February, 2013	December, 2013
VIP Funds Manager 20%
Service Class		9%
Service Class 2		9%
Investor Class		9%
VIP Funds Manager 50%
Service Class		21%
Service Class 2		24%
Investor Class		21%
VIP Funds Manager 60%
Service Class	12%	19%
Service Class 2	12%	21%
Investor Class	12%	19%
VIP Funds Manager 70%
Service Class		26%
Service Class 2		28%
Investor Class		26%
VIP Funds Manager 85%
Service Class		28%
Service Class 2		30%
Investor Class		28%

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:

VIP Funds Manager 20%
Service Class	8.03%
Service Class 2	8.03%
Investor Class	8.03%
VIP Funds Manager 50%
Service Class	3.87%
Service Class 2	3.87%
Investor Class	3.87%
VIP Funds Manager 60%
Service Class	2.90%
Service Class 2	2.90%
Investor Class	2.90%
VIP Funds Manager 70%
Service Class	2.00%
Service Class 2	2.00%
Investor Class	2.00%
VIP Funds Manager 85%
Service Class	0.84%
Service Class 2	0.84%
Investor Class	0.84%

Annual Report

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
VIP Funds Manager 20%
Service Class	12/27/13	$0.0185	$0.0010
Service Class 2	12/27/13	$0.0168	$0.0010
Investor Class	12/27/13	$0.0185	$0.0010
VIP Funds Manager 50%
Service Class	12/27/13	$0.0345	$0.0021
Service Class 2	12/27/13	$0.0311	$0.0021
Investor Class	12/27/13	$0.0345	$0.0021
VIP Funds Manager 60%
Service Class	02/15/13	$0.0002	$0.0000
Service Class	12/27/13	$0.0429	$0.0026
Service Class 2	02/15/13	$0.0002	$0.0000
Service Class 2	12/27/13	$0.0404	$0.0026
Investor Class	02/15/13	$0.0002	$0.0000
Investor Class	12/27/13	$0.0429	$0.0026
VIP Funds Manager 70%
Service Class	12/27/13	$0.0523	$0.0032
Service Class 2	12/27/13	$0.0484	$0.0032
Investor Class	12/27/13	$0.0523	$0.0032
VIP Funds Manager 85%
Service Class	12/27/13	$0.0574	$0.0036
Service Class 2	12/27/13	$0.0534	$0.0036
Investor Class	12/27/13	$0.0574	$0.0036

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP FundsManager Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract (the Advisory Contract) with Strategic Advisers, Inc. (Strategic Advisers) and the administration agreement for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contract, including the services and support provided to each fund and its shareholders. The Board has established four standing committees, Operations, Audit, Fair Valuation, and Governance and Nominating, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and, among other matters, considers matters specifically related to the annual consideration of the renewal of each fund's Advisory Contract. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contract. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale exist and would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contract for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Strategic Advisers, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups with responsibility for the underlying Fidelity funds in which each fund invests. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity affiliates under the Advisory Contract and the administration agreement and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the combination of several funds with other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii)  enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; and (xi) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the investment adviser about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for each fund for different time periods, measured against one or more securities market indices, including a customized blended index representative of the fund's asset classes (each a "benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and the investment adviser's explanations for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses, including acquired fund fees and expenses, but after transaction costs, if any) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; the extent to which particular underlying funds affected performance; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contract should benefit each fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes, and also considered that each fund bears indirectly the expenses of the underlying Fidelity funds in which it invests. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 50% would mean that half of the funds in the Total Mapped Group had higher, and half had lower, management fees than a fund. The funds' actual TMG %s are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, for a more meaningful comparison of management fees, each fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by FMR (under the administration agreement) for non-management expenses (including pricing and bookkeeping fees and fees paid to non-affiliated custodians) from the fund's all-inclusive fee. In this regard, the Board considered that net management fees can vary from year to year because of differences in non-management expenses.

Annual Report

VIP FundsManager 20%

VIP FundsManager 50%

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP FundsManager 60%

VIP FundsManager 70%

Annual Report

VIP FundsManager 85%

The Board noted that each fund's hypothetical net management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2012. The Board considered that the funds are more actively managed than most funds in their TMG and ASPG, many of which are target date funds.

Furthermore, the Board considered that Strategic Advisers contractually agreed to waive 0.05% of each fund's management fee through April 30, 2014.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the total expense ratio of each class of each fund, the Board considered the fund's hypothetical net management fee as well as the fund's all-inclusive fee. The Board also considered other expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees, paid by Fidelity Management & Research Company (FMR) under the administration agreement. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Investor Class and Service Class of each fund ranked below its competitive median for 2012 and the total expense ratio of Service Class 2 of each fund ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Service Class 2 was above the competitive median primarily because of higher 12b-1 fees for Service Class 2 as compared to most competitor funds. The Board noted that each fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees.

The Board further considered that FMR contractually agreed to reimburse 0.10% of "class-level" expenses for Service Class and Service Class 2 as long as these classes continue to be sold to unaffiliated insurance companies.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other mutual funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable, although Service Class 2 was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds, including the Fidelity funds in which the funds invest.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

On an annual basis, Fidelity presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contract should be renewed.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPFM-ANN-0214
1.843208.107

Fidelity® Variable Insurance Products:
Investment Grade Bond Portfolio

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)
Fidelity® VIP Investment Grade Central Fund Financial Statements	30	Complete list of investments and financial statements for Fidelity® VIP Investment Grade Central Fund.

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
VIP Investment Grade Bond Portfolio - Initial Class	-1.78%	6.85%	4.59%
VIP Investment Grade Bond Portfolio - Service Class	-1.89%	6.74%	4.48%
VIP Investment Grade Bond Portfolio - Service Class 2	-1.99%	6.59%	4.33%
VIP Investment Grade Bond Portfolio - Investor Class A	-1.82%	6.82%	4.56%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Investment Grade Bond Portfolio - Initial Class on December 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The prospect of tighter monetary policy weighed on U.S. taxable investment-grade bonds during the 12-month period ending December 31, 2013, resulting in a -2.02% return for the Barclays® U.S. Aggregate Bond Index. Much of the damage occurred from May through August, as interest rates spiked higher amid signals from the U.S. Federal Reserve that it could begin tapering its stimulative bond-buying programs prior to year-end, prompting waves of investor outflows. Surprisingly strong global economic data also tempered demand for higher-quality, rate-sensitive bonds. The market staged a bit of rebound in September and October because the Fed refrained from tapering. But the period ended on a weak note, when better-than-expected economic news revived the specter of tapering and the Fed announced it would begin to dial back its bond purchases in January 2014. U.S. Treasuries and mortgage-backed securities returned -2.75% and -1.41%, respectively, while government-agency securities returned -1.38%. Investment-grade credit also lost ground, returning -2.01%, due to rising interest rates and investors' intermittent aversion to riskier assets. Thanks largely to their higher yields, commercial mortgage-backed securities fared best, advancing 0.23%.

Comments from Ford O'Neil, Portfolio Manager of VIP Investment Grade Bond Portfolio: For the year, the performance of the fund's share classes, net of expenses, outpaced the Barclays® U.S. Aggregate Bond Index. Nearly all of the fund's assets were invested in VIP Investment Grade Central Fund - an investment-grade pool I manage for several VIP funds, including Investment Grade Bond - with the remainder spread among individual securities, cash equivalents and Fidelity® Specialized High Income Central Fund. Management of the fund's exposure to the latter was a small plus for the period. Among investment-grade securities, favorable positioning among corporate bonds was beneficial, most notably our heavier-than-benchmark exposure to financials and security selection within industrials. An overweighting in commercial mortgage-backed securities (CMBS) delivered a meaningful boost, while timely purchases of taxable municipal bonds issued in California and Illinois also helped. An underweighting in sovereign bonds, particularly our lack of exposure to those issued by Turkey, aided performance. In contrast, yield-curve positioning detracted. The fund was overweighted in intermediate-maturity U.S. Treasuries and shorter-term bonds, which proved detrimental as the intermediate-maturity securities were among the market's worst performers.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioB	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Initial Class	.41%
Actual		$ 1,000.00	$ 1,006.90	$ 2.07
HypotheticalA		$ 1,000.00	$ 1,023.14	$ 2.09
Service Class	.51%
Actual		$ 1,000.00	$ 1,006.00	$ 2.58
HypotheticalA		$ 1,000.00	$ 1,022.63	$ 2.60
Service Class 2.66%
Actual		$ 1,000.00	$ 1,006.10	$ 3.34
HypotheticalA		$ 1,000.00	$ 1,021.88	$ 3.36
Investor Class	.44%
Actual		$ 1,000.00	$ 1,007.30	$ 2.23
HypotheticalA		$ 1,000.00	$ 1,022.99	$ 2.24

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were less than .01%.

Annual Report

Investment Changes (Unaudited)

Quality Diversification (% of fund's net assets)
As of December 31, 2013	As of June 30, 2013
U.S. Government and U.S. Government Agency Obligations 51.5%	U.S. Government and U.S. Government Agency Obligations 61.9%
AAA 4.5%	AAA 2.5%
AA 2.8%	AA 2.4%
A 9.0%	A 9.1%
BBB 23.7%	BBB 18.0%
BB and Below 3.6%	BB and Below 3.3%
Not Rated 0.1%	Not Rated 0.1%
Short-Term Investments and Net Other Assets 4.8%	Short-Term Investments and Net Other Assets 2.7%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition. The information in the above table is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's fixed-income central funds.

Weighted Average Maturity as of December 31, 2013
6 months ago
Years	6.7	6.4

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Duration as of December 31, 2013
6 months ago
Years	5.4	5.5

Duration is a measure of a security's price sensitivity to changes in interest rates. Duration differs from maturity in that it considers a security's interest payments in addition to the amount of time until the security reaches maturity, and also takes into account certain maturity shortening features (e.g., demand features, interest rate resets, and call options) when applicable. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A fund with a longer average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter average duration.

Asset Allocation (% of fund's net assets)
As of December 31, 2013*	As of June 30, 2013**
Corporate Bonds 31.4%	Corporate Bonds 27.3%
U.S. Government and U.S. Government Agency Obligations 51.5%	U.S. Government and U.S. Government Agency Obligations 61.9%
Asset-Backed Securities 1.0%	Asset-Backed Securities 0.7%
CMOs and Other Mortgage Related Securities 8.3%	CMOs and Other Mortgage Related Securities 5.2%
Municipal Bonds 2.3%	Municipal Bonds 2.1%
Other Investments 0.7%	Other Investments 0.1%
Short-Term Investments and Net Other Assets (Liabilities) 4.8%	Short-Term Investments and Net Other Assets (Liabilities) 2.7%

* Foreign investments	5.1%	** Foreign investments	3.9%
* Futures and Swaps	0.0%†	** Futures and Swaps	0.0%†

† Amount represents less than 0.1%

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

The information in the above table is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's fixed-income central funds. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. Fidelity VIP Investment Grade Central Fund's holdings and financial statements are included at the end of this report.

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Fixed-Income Funds - 99.8%
	Shares	Value
Fidelity Specialized High Income Central Fund (c)	361,420	$ 38,285,173
Fidelity VIP Investment Grade Central Fund (d)	28,098,984	2,902,063,071
TOTAL FIXED-INCOME FUNDS (Cost $2,947,840,387)		2,940,348,244
Nonconvertible Bonds - 0.1%
	Principal Amount
CONSUMER DISCRETIONARY - 0.1%
Auto Components - 0.1%
Delphi Corp. 5% 2/15/23 (Cost $3,234,999)	$ 3,235,000	3,328,006
Asset-Backed Securities - 0.0%

Ally Master Owner Trust Series 2012-3 Class A2, 1.21% 6/15/17 (Cost $439,951)	440,000	442,427
Collateralized Mortgage Obligations - 0.1%

Private Sponsor - 0.1%
MASTR Adjustable Rate Mortgages Trust Series 2007-3 Class 22A2, 0.3746% 5/25/47 (b)	380,554	292,075
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 0.3346% 2/25/37 (b)	1,079,672	956,006
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR2 Class 1A2, 2.6718% 3/25/35 (b)	726,506	514,438
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $772,595)		1,762,519
Money Market Funds - 0.1%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (a) (Cost $3,016,583)	3,016,583	$ 3,016,583
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $2,955,304,515)	2,948,897,779
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(4,067,672)
NET ASSETS - 100%	$ 2,944,830,107
Legend

(a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d) Affiliated central fund that is available only to investment companies and other accounts managed by Fidelity Investments. Fidelity VIP Investment Grade Central Fund's investments and financial statements are included at the end of this report as an attachment.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 16,049
Fidelity Specialized High Income Central Fund	2,080,179
Fidelity VIP Investment Grade Central Fund	84,473,953
Total	$ 86,570,181
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Specialized High Income Central Fund	$ 36,383,523	$ 2,080,179	$ -	$ 38,285,173	9.2%
Fidelity VIP Investment Grade Central Fund	3,315,314,712	120,951,921	364,808,987	2,902,063,071	73.5%
Total	$ 3,351,698,235	$ 123,032,100	$ 364,808,987	$ 2,940,348,244
Other Information

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$ 3,328,006	$ -	$ 3,328,006	$ -
Asset-Backed Securities	442,427	-	442,427	-
Collateralized Mortgage Obligations	1,762,519	-	1,762,519	-
Fixed-Income Funds	2,940,348,244	2,940,348,244	-	-
Money Market Funds	3,016,583	3,016,583	-	-
Total Investments in Securities:	$ 2,948,897,779	$ 2,943,364,827	$ 5,532,952	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $4,447,545)	$ 5,532,952
Fidelity Central Funds (cost $2,950,856,970)	2,943,364,827
Total Investments (cost $2,955,304,515)		$ 2,948,897,779
Receivable for investments sold		1,389
Receivable for fund shares sold		2,968,414
Interest receivable		63,042
Distributions receivable from Fidelity Central Funds		861
Prepaid expenses		6,555
Total assets		2,951,938,040

Liabilities
Payable for investments purchased	$ 1,316
Payable for fund shares redeemed	5,776,230
Accrued management fee	777,820
Distribution and service plan fees payable	255,533
Other affiliated payables	261,478
Other payables and accrued expenses	35,556
Total liabilities		7,107,933

Net Assets		$ 2,944,830,107
Net Assets consist of:
Paid in capital		$ 2,951,492,999
Distributions in excess of net investment income		(148)
Accumulated undistributed net realized gain (loss) on investments		(256,008)
Net unrealized appreciation (depreciation) on investments		(6,406,736)
Net Assets		$ 2,944,830,107

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($981,378,237 ÷ 79,409,771 shares)	$ 12.36

Service Class: Net Asset Value, offering price and redemption price per share ($265,505,292 ÷ 21,684,580 shares)	$ 12.24

Service Class 2: Net Asset Value, offering price and redemption price per share ($1,115,492,874 ÷ 92,225,657 shares)	$ 12.10

Investor Class: Net Asset Value, offering price and redemption price per share ($582,453,704 ÷ 47,280,240 shares)	$ 12.32

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2013

Investment Income
Interest		$ 423,828
Income from Fidelity Central Funds		86,570,181
Total income		86,994,009

Expenses
Management fee	$ 10,071,744
Transfer agent fees	2,524,698
Distribution and service plan fees	3,174,936
Accounting fees and expenses	1,025,150
Custodian fees and expenses	4,381
Independent trustees' compensation	12,467
Registration fees	16,018
Audit	52,214
Legal	12,276
Miscellaneous	28,781
Total expenses before reductions	16,922,665
Expense reductions	(126,872)	16,795,793
Net investment income (loss)		70,198,216
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	608,652
Fidelity Central Funds	940,342
Capital gain distributions from Fidelity Central Funds	36,485,121
Total net realized gain (loss)		38,034,115
Change in net unrealized appreciation (depreciation) on investment securities		(170,719,353)
Net gain (loss)		(132,685,238)
Net increase (decrease) in net assets resulting from operations		$ (62,487,022)

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 70,198,216	$ 75,320,602
Net realized gain (loss)	38,034,115	66,920,225
Change in net unrealized appreciation (depreciation)	(170,719,353)	40,458,832
Net increase (decrease) in net assets resulting from operations	(62,487,022)	182,699,659
Distributions to shareholders from net investment income	(70,294,727)	(75,924,448)
Distributions to shareholders from net realized gain	(37,771,525)	(89,277,491)
Total distributions	(108,066,252)	(165,201,939)
Share transactions - net increase (decrease)	(265,727,285)	383,840,633
Total increase (decrease) in net assets	(436,280,559)	401,338,353

Net Assets
Beginning of period	3,381,110,666	2,979,772,313
End of period (including distributions in excess of net investment income of $148 and distributions in excess of net investment income of $149, respectively)	$ 2,944,830,107	$ 3,381,110,666

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 13.06	$ 12.97	$ 12.83	$ 12.48	$ 11.84
Income from Investment Operations
Net investment income (loss) C	.295	.318	.431	.443	.510
Net realized and unrealized gain (loss)	(.526)	.443	.492	.528	1.266
Total from investment operations	(.231)	.761	.923	.971	1.776
Distributions from net investment income	(.310)	(.315)	(.436)	(.476)	(1.087)
Distributions from net realized gain	(.159)	(.356)	(.347)	(.145)	(.049)
Total distributions	(.469)	(.671)	(.783)	(.621)	(1.136)
Net asset value, end of period	$ 12.36	$ 13.06	$ 12.97	$ 12.83	$ 12.48
Total Return A,B	(1.78)%	5.90%	7.33%	7.80%	15.72%
Ratios to Average Net Assets D,F
Expenses before reductions	.42%	.42%	.43%	.43%	.45%
Expenses net of fee waivers, if any	.42%	.42%	.42%	.42%	.45%
Expenses net of all reductions	.42%	.42%	.42%	.42%	.45%
Net investment income (loss)	2.29%	2.39%	3.30%	3.38%	4.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 981,378	$ 1,149,849	$ 1,116,778	$ 1,110,373	$ 1,083,773
Portfolio turnover rate E	4%	2%	5%	8%	3%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were .00%.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 12.94	$ 12.86	$ 12.73	$ 12.39	$ 11.75
Income from Investment Operations
Net investment income (loss) C	.280	.302	.415	.427	.495
Net realized and unrealized gain (loss)	(.523)	.436	.485	.521	1.262
Total from investment operations	(.243)	.738	.900	.948	1.757
Distributions from net investment income	(.298)	(.302)	(.423)	(.463)	(1.068)
Distributions from net realized gain	(.159)	(.356)	(.347)	(.145)	(.049)
Total distributions	(.457)	(.658)	(.770)	(.608)	(1.117)
Net asset value, end of period	$ 12.24	$ 12.94	$ 12.86	$ 12.73	$ 12.39
Total Return A,B	(1.89)%	5.77%	7.21%	7.68%	15.67%
Ratios to Average Net Assets D,F
Expenses before reductions	.52%	.52%	.52%	.53%	.54%
Expenses net of fee waivers, if any	.52%	.52%	.52%	.52%	.54%
Expenses net of all reductions	.52%	.52%	.52%	.52%	.54%
Net investment income (loss)	2.19%	2.29%	3.20%	3.28%	4.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 265,505	$ 288,708	$ 277,732	$ 283,962	$ 259,246
Portfolio turnover rate E	4%	2%	5%	8%	3%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were .00%.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 12.79	$ 12.72	$ 12.60	$ 12.26	$ 11.62
Income from Investment Operations
Net investment income (loss) C	.257	.279	.391	.402	.473
Net realized and unrealized gain (loss)	(.510)	.430	.478	.520	1.244
Total from investment operations	(.253)	.709	.869	.922	1.717
Distributions from net investment income	(.278)	(.283)	(.402)	(.437)	(1.028)
Distributions from net realized gain	(.159)	(.356)	(.347)	(.145)	(.049)
Total distributions	(.437)	(.639)	(.749)	(.582)	(1.077)
Net asset value, end of period	$ 12.10	$ 12.79	$ 12.72	$ 12.60	$ 12.26
Total Return A,B	(1.99)%	5.60%	7.03%	7.55%	15.47%
Ratios to Average Net Assets D,F
Expenses before reductions	.67%	.67%	.67%	.68%	.69%
Expenses net of fee waivers, if any	.67%	.67%	.67%	.67%	.69%
Expenses net of all reductions	.67%	.67%	.67%	.67%	.69%
Net investment income (loss)	2.04%	2.14%	3.05%	3.13%	3.94%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,115,493	$ 1,198,326	$ 972,651	$ 1,011,652	$ 1,240,935
Portfolio turnover rate E	4%	2%	5%	8%	3%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were .00%.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 13.02	$ 12.93	$ 12.80	$ 12.45	$ 11.81
Income from Investment Operations
Net investment income (loss) C	.290	.313	.426	.438	.511
Net realized and unrealized gain (loss)	(.526)	.444	.484	.529	1.263
Total from investment operations	(.236)	.757	.910	.967	1.774
Distributions from net investment income	(.305)	(.311)	(.433)	(.472)	(1.085)
Distributions from net realized gain	(.159)	(.356)	(.347)	(.145)	(.049)
Total distributions	(.464)	(.667)	(.780)	(.617)	(1.134)
Net asset value, end of period	$ 12.32	$ 13.02	$ 12.93	$ 12.80	$ 12.45
Total Return A,B	(1.82)%	5.89%	7.25%	7.79%	15.75%
Ratios to Average Net Assets D,F
Expenses before reductions	.45%	.46%	.46%	.46%	.48%
Expenses net of fee waivers, if any	.45%	.46%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.46%	.45%	.45%	.45%
Net investment income (loss)	2.26%	2.36%	3.27%	3.35%	4.18%
Supplemental Data
Net assets, end of period (000 omitted)	$ 582,454	$ 744,227	$ 612,611	$ 537,936	$ 523,032
Portfolio turnover rate E	4%	2%	5%	8%	3%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were .00%.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP Investment Grade Bond Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio*
Fidelity Specialized High Income Central Fund	FMR Co., Inc. (FMRC)	Seeks a high level of current income by normally investing in income-producing debt securities, with an emphasis on lower-quality debt securities.	Delayed Delivery & When Issued Securities Loans & Direct Debt Instruments Repurchase Agreements Restricted Securities	.00%
VIP Investment Grade Central Fund	Fidelity Investments Money Management, Inc. (FIMM)	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements.	Delayed Delivery & When Issued Securities Repurchase Agreements Restricted Securities Swaps	.00%

* Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities and collateralized mortgage obligations, are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, deferred trustees compensation, Partnerships (including allocations from Fidelity Central Funds), in-kind transactions and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 71,421,370
Gross unrealized depreciation	(23,959,296)
Net unrealized appreciation (depreciation) on securities and other investments	$ 47,462,074

Tax Cost	$ 2,901,435,705

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 627,054
Net unrealized appreciation (depreciation)	$ 47,462,074

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ 72,907,852	$ 136,853,209
Long-term Capital Gains	35,158,400	28,348,730
Total	$ 108,066,252	$ 165,201,939

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities and U.S. government securities, aggregated $126,267,100 and $370,352,914, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .31% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 272,503
Service Class 2	2,902,433
$ 3,174,936

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .10% of average net assets. In addition, FIIOC receives an asset-based fee of .0035% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to reimburse or waive this fee for the period January 1, 2013 through December 31, 2013 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 809,178
Service Class	191,983
Service Class 2	813,556
Investor Class	709,981
$ 2,524,698

Effective February 1, 2014, the Board of Trustees approved an amendment to the transfer agent fee agreement whereby each class (with the exception of Investor Class) pays a single fee of .07% of average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses. Investor Class pays a single fee of .10% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7,242 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser or its affiliates agreed to reimburse or waive certain fees during the period as noted in the table below.

Initial Class	$ 43,616
Service Class	10,752
Service Class 2	45,800
Investor Class	26,704
$ 126,872

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Initial Class	$ 24,788,498	$ 26,865,370
Service Class	6,230,965	6,451,673
Service Class 2	24,850,468	25,525,008
Investor Class	14,424,796	17,082,397
Total	$ 70,294,727	$ 75,924,448
From net realized gain
Initial Class	$ 12,714,101	$ 30,332,583
Service Class	3,324,575	7,632,369
Service Class 2	14,213,037	32,277,305
Investor Class	7,519,812	19,035,234
Total	$ 37,771,525	$ 89,277,491

Annual Report

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Initial Class
Shares sold	12,397,143	12,752,671	$ 159,779,398	$ 169,322,445
Reinvestment of distributions	3,026,844	4,373,004	37,502,598	57,197,953
Shares redeemed	(24,071,551)	(15,155,151)	(308,354,985)	(201,050,751)
Net increase (decrease)	(8,647,564)	1,970,524	$ (111,072,989)	$ 25,469,647
Service Class
Shares sold	2,416,244	3,030,909	$ 30,836,373	$ 39,844,986
Reinvestment of distributions	778,138	1,086,659	9,555,540	14,084,042
Shares redeemed	(3,817,953)	(3,400,787)	(48,792,908)	(44,838,867)
Net increase (decrease)	(623,571)	716,781	$ (8,400,995)	$ 9,090,161
Service Class 2
Shares sold	12,430,324	29,052,546	$ 156,751,818	$ 375,349,850
Reinvestment of distributions	3,220,404	4,512,088	39,063,505	57,802,313
Shares redeemed	(17,124,623)	(16,334,581)	(215,459,350)	(213,179,031)
Net increase (decrease)	(1,473,895)	17,230,053	$ (19,644,027)	$ 219,973,132
Investor Class
Shares sold	6,898,022	11,000,632	$ 88,686,246	$ 145,663,306
Reinvestment of distributions	1,776,891	2,769,636	21,944,608	36,117,631
Shares redeemed	(18,567,930)	(3,960,352)	(237,240,128)	(52,473,244)
Net increase (decrease)	(9,893,017)	9,809,916	$ (126,609,274)	$ 129,307,693

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 24% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 19% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and Shareholders of VIP Investment Grade Bond Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Investment Grade Bond Portfolio (the Fund), a fund of Variable Insurance Products Fund V, including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Investment Grade Bond Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2014

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey and Elizabeth S. Acton, each of the Trustees oversees 223 funds. Ms. Acton oversees 205 funds. Mr. Curvey oversees 396 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statements of Additional Information (SAIs) include more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President of FMR LLC (2013-present), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013 Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2007 Trustee Chairman of the Independent Trustees

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), a member of the Board of Trustees, Rutgers University (2004-present), and Chairman of the Board of Barnabas Health Care System. Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

Kenneth L. Wolfe (1939)
Year of Election or Appointment: 2007 Trustee

Mr. Wolfe also serves as Trustee of other Fidelity funds. Prior to his retirement, Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer (1994-2001) of Hershey Foods Corporation. He also served as a member of the Boards of Adelphia Communications Corporation (telecommunications, 2003-2006), Bausch & Lomb, Inc. (medical/pharmaceutical, 1993-2007), and Revlon, Inc. (personal care products, 2004-2009). Mr. Wolfe previously served as Chairman of the Independent Trustees of other Fidelity funds (2008-2012).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Officers:

Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Robert P. Brown (1963)
Year of Election or Appointment: 2012 Vice President of Fidelity's Bond Funds

Mr. Brown also serves as Vice President of other funds. Mr. Brown serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2010-present), President, Bond Group of FMR (2011-present), Director and Managing Director, Research of Fidelity Management & Research (U.K.) Inc. (2008-present), and is an employee of Fidelity Investments. Previously, Mr. Brown served as President, Money Market Group of FMR (2010-2011) and Vice President of Fidelity's Money Market Funds (2010-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Charles S. Morrison (1960)
Year of Election or Appointment: 2012 Vice President

Mr. Morrison also serves as Vice President of other funds. He serves as President, Fixed Income and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Fixed Income Division.

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Investment Grade Bond Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

Fund	Pay Date	Record Date	Capital Gains
Initial Class	02/14/2014	02/14/2014	$0.004
Service Class	02/14/2014	02/14/2014	$0.004
Service Class 2	02/14/2014	02/14/2014	$0.004
Investor Class	02/14/2014	02/14/2014	$0.004

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2013 $35,760,678, or, if subsequently determined to be different, the net capital gain of such year.

A total of 15.85% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities which is generally exempt from state income tax.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Investment Grade Bond Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees, Operations, Audit, Fair Valuation, and Governance and Nominating, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and, among other matters, considers matters specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Fidelity's trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the combination of several funds with other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii)  enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; and (xi) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; tactical opportunities for investment; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 50% would mean that half of the funds in the Total Mapped Group had higher, and half had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

VIP Investment Grade Bond Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other mutual funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its September 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate." The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

The following are the financial statements for the Fidelity VIP Investment
Grade Central Fund as of December 31, 2013 which is a direct investment of
VIP Investment Grade Bond Portfolio.

Not Part of Financial Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Life of fund A
Fidelity® VIP Investment Grade Central Fund	-1.46%	7.16%	5.86%

A From June 23, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® VIP Investment Grade Central Fund on June 23, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period.

Not Part of Financial Report

Management's Discussion of Fund Performance

Market Recap: The prospect of tighter monetary policy weighed on U.S. taxable investment-grade bonds during the 12-month period ending December 31, 2013, resulting in a -2.02% return for the Barclays® U.S. Aggregate Bond Index. Much of the damage occurred from May through August, as interest rates spiked higher amid signals from the U.S. Federal Reserve that it could begin tapering its stimulative bond-buying programs prior to year-end, prompting waves of investor outflows. Surprisingly strong global economic data also tempered demand for higher-quality, rate-sensitive bonds. The market staged a bit of rebound in September and October because the Fed refrained from tapering. But the period ended on a weak note, when better-than-expected economic news revived the specter of tapering and the Fed announced it would begin to dial back its bond purchases in January 2014. U.S. Treasuries and mortgage-backed securities returned -2.75% and -1.41%, respectively, while government-agency securities returned -1.38%. Investment-grade credit also lost ground, returning -2.01%, due to rising interest rates and investors' intermittent aversion to riskier assets. Thanks largely to their higher yields, commercial mortgage-backed securities fared best, advancing 0.23%.

Comments from Ford O'Neil, Lead Portfolio Manager of Fidelity® VIP Investment Grade Central Fund: For the year, the fund returned -1.46%, outpacing the Barclays U.S. Aggregate Bond Index. Favorable positioning among investment-grade corporate bonds was beneficial, most notably our larger-than-benchmark exposure to financials, which solidly outpaced the broader credit market. Security selection within industrials, specifically communications, was another plus, with our large overweighting to Verizon providing a significant boost. An overweighting in commercial mortgage-backed securities (CMBS) delivered a meaningful boost to relative performance, as this comparatively high-quality, high-yielding, short-duration segment substantially outperformed the benchmark. Timely purchases of out-of-index municipal bonds issued in California and Illinois were helpful, as the credit outlook for both states meaningfully improved. An underweighting in sovereign bonds, particularly our lack of exposure to bonds issued in Turkey, aided performance. In contrast, yield-curve positioning detracted. As part of our approach to managing the fund's yield-curve exposure, the fund was overweighted in 30-year U.S. Treasuries and shorter-term bonds. This positioning proved detrimental, as the highly interest-rate-sensitive 30-year securities were among the market's worst performers.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Not Part of Financial Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Actual	.0022%	$ 1,000.00	$ 1,008.80	$ .01
HypotheticalA		$ 1,000.00	$ 1,025.19	$ .01

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Not Part of Financial Report

Investment Changes (Unaudited)

Quality Diversification (% of fund's net assets)
As of December 31, 2013	As of June 30, 2013
U.S. Government and U.S. Government Agency Obligations 52.2%	U.S. Government and U.S. Government Agency Obligations 62.8%
AAA 4.5%	AAA 2.6%
AA 2.9%	AA 2.4%
A 9.4%	A 9.1%
BBB 23.8%	BBB 18.4%
BB and Below 2.3%	BB and Below 2.1%
Not Rated 0.1%	Not Rated 0.1%
Short-Term Investments and Net Other Assets 4.8%	Short-Term Investments and Net Other Assets 2.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition.

Weighted Average Maturity as of December 31, 2013
6 months ago
Years	6.8	6.4

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Duration as of December 31, 2013
6 months ago
Years	5.3	5.3

Duration is a measure of a security's price sensitivity to changes in interest rates. Duration differs from maturity in that it considers a security's interest payments in addition to the amount of time until the security reaches maturity, and also takes into account certain maturity shortening features (e.g., demand features, interest rate resets, and call options) when applicable. Securities with longer durations generally tend to be more sensitive to interest rate changes than securities with shorter durations. A fund with a longer average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter average duration.

Asset Allocation (% of fund's net assets)
As of December 31, 2013*	As of June 30, 2013**
Corporate Bonds 30.5%	Corporate Bonds 26.5%
U.S. Government and U.S. Government Agency Obligations 52.2%	U.S. Government and U.S. Government Agency Obligations 62.8%
Asset-Backed Securities 1.0%	Asset-Backed Securities 0.7%
CMOs and Other Mortgage Related Securities 8.4%	CMOs and Other Mortgage Related Securities 5.3%
Municipal Bonds 2.4%	Municipal Bonds 2.1%
Other Investments 0.7%	Other Investments 0.1%
Short-Term Investments and Net Other Assets (Liabilities) 4.8%	Short-Term Investments and Net Other Assets (Liabilities) 2.5%
* Foreign investments 5.1%	** Foreign investments 4.0%
* Futures and Swaps 0.0%†	** Futures and Swaps 0.0%†

† Amount represents less than 0.1%
Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Not Part of Financial Report

Investments December 31, 2013

Showing Percentage of Net Assets

Nonconvertible Bonds - 30.5%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 2.2%
Automobiles - 0.1%
Daimler Finance North America LLC 1.45% 8/1/16 (e)	$ 2,724,000	$ 2,740,039
Diversified Consumer Services - 0.2%
Ingersoll-Rand Global Holding Co. Ltd.:
2.875% 1/15/19 (e)	416,000	409,801
4.25% 6/15/23 (e)	2,932,000	2,859,204
5.75% 6/15/43 (e)	2,110,000	2,134,468
		5,403,473
Media - 1.9%
AOL Time Warner, Inc. 7.625% 4/15/31	1,625,000	2,051,514
Comcast Corp.:
4.65% 7/15/42	5,434,000	5,038,905
4.95% 6/15/16	2,975,000	3,248,286
6.4% 3/1/40	2,058,000	2,367,151
6.45% 3/15/37	1,410,000	1,631,474
COX Communications, Inc. 3.25% 12/15/22 (e)	1,609,000	1,453,691
DIRECTV Holdings LLC/DIRECTV Financing, Inc. 5.875% 10/1/19	4,711,000	5,333,502
Discovery Communications LLC:
3.25% 4/1/23	604,000	560,112
4.875% 4/1/43	1,416,000	1,301,688
6.35% 6/1/40	2,421,000	2,670,288
NBCUniversal, Inc.:
5.15% 4/30/20	3,234,000	3,610,748
6.4% 4/30/40	3,340,000	3,827,587
News America Holdings, Inc. 7.75% 12/1/45	3,169,000	3,991,581
News America, Inc.:
6.15% 3/1/37	2,331,000	2,554,314
6.15% 2/15/41	1,822,000	2,024,091
Thomson Reuters Corp. 1.3% 2/23/17	1,374,000	1,367,827
Time Warner Cable, Inc.:
4% 9/1/21	5,937,000	5,506,692
4.5% 9/15/42	8,550,000	6,455,857
5.5% 9/1/41	1,944,000	1,605,995
5.85% 5/1/17	1,239,000	1,350,899
5.875% 11/15/40	1,806,000	1,557,726
6.75% 7/1/18	4,425,000	4,960,120
Time Warner, Inc.:
5.875% 11/15/16	5,514,000	6,220,299
6.5% 11/15/36	2,337,000	2,632,801
Viacom, Inc.:
2.5% 9/1/18	546,000	550,123

	Principal Amount	Value
3.5% 4/1/17	$ 1,312,000	$ 1,386,314
4.375% 3/15/43	1,321,000	1,111,447
		76,371,032
TOTAL CONSUMER DISCRETIONARY		84,514,544
CONSUMER STAPLES - 1.5%
Beverages - 0.3%
Beam, Inc. 1.75% 6/15/18	2,229,000	2,171,162
Heineken NV:
1.4% 10/1/17 (e)	2,178,000	2,135,882
2.75% 4/1/23 (e)	2,276,000	2,035,561
SABMiller Holdings, Inc. 3.75% 1/15/22 (e)	3,034,000	3,041,015
		9,383,620
Food & Staples Retailing - 0.2%
CVS Caremark Corp.:
1.2% 12/5/16	1,469,000	1,470,378
2.25% 12/5/18	3,097,000	3,094,439
4% 12/5/23	3,097,000	3,085,300
		7,650,117
Food Products - 0.2%
ConAgra Foods, Inc.:
1.9% 1/25/18	1,554,000	1,524,824
3.2% 1/25/23	1,807,000	1,675,011
4.65% 1/25/43	978,000	895,293
General Mills, Inc. 5.2% 3/17/15	3,528,000	3,719,810
		7,814,938
Tobacco - 0.8%
Altria Group, Inc.:
2.85% 8/9/22	2,952,000	2,713,791
4% 1/31/24	2,394,000	2,335,993
4.25% 8/9/42	2,952,000	2,510,227
4.75% 5/5/21	4,000,000	4,287,172
5.375% 1/31/44	4,099,000	4,101,660
9.7% 11/10/18	2,242,000	2,945,486
Philip Morris International, Inc. 5.65% 5/16/18	2,751,000	3,158,148
Reynolds American, Inc.:
3.25% 11/1/22	2,224,000	2,046,732
4.75% 11/1/42	3,437,000	3,044,312
6.15% 9/15/43	1,680,000	1,808,152
7.25% 6/15/37	2,962,000	3,458,594
		32,410,267
TOTAL CONSUMER STAPLES		57,258,942
ENERGY - 3.9%
Energy Equipment & Services - 0.4%
DCP Midstream LLC:
4.75% 9/30/21 (e)	3,739,000	3,732,438
5.35% 3/15/20 (e)	3,724,000	3,887,957
Nonconvertible Bonds - continued
	Principal Amount	Value
ENERGY - continued
Energy Equipment & Services - continued
El Paso Pipeline Partners Operating Co. LLC:
4.1% 11/15/15	$ 3,902,000	$ 4,103,995
5% 10/1/21	1,517,000	1,586,740
Transocean, Inc. 5.05% 12/15/16	2,488,000	2,748,215
		16,059,345
Oil, Gas & Consumable Fuels - 3.5%
Anadarko Petroleum Corp. 6.375% 9/15/17	6,869,000	7,883,036
Apache Corp. 4.75% 4/15/43	2,750,000	2,657,674
Chevron Corp. 2.427% 6/24/20	2,041,000	1,983,705
ConocoPhillips Co. 5.75% 2/1/19	3,900,000	4,501,290
DCP Midstream Operating LP:
2.5% 12/1/17	1,990,000	1,980,591
3.875% 3/15/23	1,228,000	1,129,066
Devon Energy Corp. 1.2% 12/15/16	4,495,000	4,492,766
Duke Energy Field Services 6.45% 11/3/36 (e)	2,477,000	2,515,874
El Paso Natural Gas Co. 5.95% 4/15/17	3,330,000	3,701,218
Enbridge Energy Partners LP 4.2% 9/15/21	4,399,000	4,419,979
Encana Holdings Finance Corp. 5.8% 5/1/14	320,000	325,525
Marathon Petroleum Corp. 5.125% 3/1/21	2,187,000	2,366,179
Motiva Enterprises LLC 5.75% 1/15/20 (e)	1,496,000	1,697,083
Nakilat, Inc. 6.067% 12/31/33 (e)	1,808,000	1,889,360
Petro-Canada 6.05% 5/15/18	1,480,000	1,704,775
Petrobras Global Finance BV:
3% 1/15/19	714,000	668,184
4.375% 5/20/23	7,020,000	6,223,230
5.625% 5/20/43	6,681,000	5,453,780
Petrobras International Finance Co. Ltd.:
3.875% 1/27/16	3,612,000	3,718,417
5.375% 1/27/21	9,195,000	9,125,008
5.75% 1/20/20	6,461,000	6,647,975
7.875% 3/15/19	4,277,000	4,844,738
Petroleos Mexicanos:
3.5% 7/18/18	5,440,000	5,582,800
3.5% 1/30/23	3,410,000	3,124,413
4.875% 1/24/22	3,398,000	3,488,047
5.5% 1/21/21	3,601,000	3,874,676
5.5% 6/27/44	7,799,000	7,116,588
6.5% 6/2/41	7,675,000	8,020,375
Phillips 66 Co.:
4.3% 4/1/22	3,770,000	3,825,709
5.875% 5/1/42	1,819,000	1,966,195

	Principal Amount	Value
Plains All American Pipeline LP/PAA Finance Corp.:
3.65% 6/1/22	$ 1,784,000	$ 1,750,188
6.125% 1/15/17	1,250,000	1,405,035
Spectra Energy Capital, LLC 3.3% 3/15/23	5,000,000	4,421,060
Spectra Energy Partners, LP:
2.95% 6/15/16	668,000	693,387
2.95% 9/25/18	733,000	742,615
4.6% 6/15/21	873,000	903,806
Suncor Energy, Inc. 6.1% 6/1/18	4,665,000	5,390,100
Transcontinental Gas Pipe Line Corp. 6.4% 4/15/16	615,000	685,957
Western Gas Partners LP 5.375% 6/1/21	3,820,000	4,087,362
		137,007,766
TOTAL ENERGY		153,067,111
FINANCIALS - 15.0%
Capital Markets - 1.4%
Goldman Sachs Group, Inc.:
2.9% 7/19/18	6,251,000	6,358,361
5.25% 7/27/21	1,125,000	1,230,109
5.625% 1/15/17	3,000,000	3,304,740
5.95% 1/18/18	755,000	858,027
6.15% 4/1/18	5,954,000	6,824,326
Lazard Group LLC:
4.25% 11/14/20	2,080,000	2,073,088
6.85% 6/15/17	3,241,000	3,652,931
Morgan Stanley:
2.125% 4/25/18	4,257,000	4,218,287
3.75% 2/25/23	6,489,000	6,304,310
4.875% 11/1/22	4,345,000	4,441,294
5% 11/24/25	1,047,000	1,048,216
5.75% 1/25/21	1,751,000	1,978,455
6.625% 4/1/18	10,165,000	11,888,832
		54,180,976
Commercial Banks - 2.6%
Bank of America NA 5.3% 3/15/17	3,403,000	3,749,575
Credit Suisse AG 6% 2/15/18	6,486,000	7,506,832
Discover Bank:
4.2% 8/8/23	2,849,000	2,805,493
7% 4/15/20	2,309,000	2,682,483
8.7% 11/18/19	1,503,000	1,878,637
Fifth Third Bancorp:
4.5% 6/1/18	1,179,000	1,256,671
8.25% 3/1/38	4,319,000	5,733,974
HBOS PLC 6.75% 5/21/18 (e)	2,600,000	2,939,625
Huntington Bancshares, Inc. 7% 12/15/20	1,004,000	1,162,997
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Commercial Banks - continued
KeyBank NA:
5.45% 3/3/16	$ 1,618,000	$ 1,760,711
5.8% 7/1/14	2,049,000	2,101,895
6.95% 2/1/28	800,000	947,659
Marshall & Ilsley Bank:
4.85% 6/16/15	1,796,000	1,891,389
5% 1/17/17	4,952,000	5,352,256
Regions Bank:
6.45% 6/26/37	7,720,000	8,156,180
7.5% 5/15/18	6,153,000	7,280,759
Regions Financial Corp.:
2% 5/15/18	4,497,000	4,352,412
5.75% 6/15/15	814,000	867,337
7.75% 11/10/14	2,367,000	2,497,308
Royal Bank of Scotland Group PLC:
6% 12/19/23	5,383,000	5,421,327
6.1% 6/10/23	5,485,000	5,521,344
6.125% 12/15/22	8,239,000	8,408,443
Wells Fargo & Co.:
1.25% 7/20/16	14,500,000	14,606,575
3.676% 6/15/16	1,714,000	1,824,856
		100,706,738
Consumer Finance - 1.2%
American Express Credit Corp. 1.3% 7/29/16	4,207,000	4,239,263
Discover Financial Services 3.85% 11/21/22	5,040,000	4,771,524
Ford Motor Credit Co. LLC:
1.5% 1/17/17	2,686,000	2,684,582
1.7% 5/9/16	6,586,000	6,660,942
2.875% 10/1/18	4,500,000	4,603,824
General Electric Capital Corp.:
1% 12/11/15	3,432,000	3,459,494
2.95% 5/9/16	774,000	810,306
3.5% 6/29/15	799,000	833,856
5.625% 5/1/18	9,700,000	11,134,155
HSBC U.S.A., Inc. 1.625% 1/16/18	3,721,000	3,667,473
Hyundai Capital America:
1.625% 10/2/15 (e)	1,373,000	1,379,872
1.875% 8/9/16 (e)	1,083,000	1,086,849
2.125% 10/2/17 (e)	1,518,000	1,506,998
2.875% 8/9/18 (e)	1,921,000	1,927,339
		48,766,477
Diversified Financial Services - 3.0%
Bank of America Corp.:
2.6% 1/15/19	5,065,000	5,084,602
3.3% 1/11/23	12,978,000	12,261,303
3.875% 3/22/17	3,077,000	3,282,984

	Principal Amount	Value
4.1% 7/24/23	$ 4,166,000	$ 4,176,940
5.75% 12/1/17	12,290,000	13,981,669
6.5% 8/1/16	3,000,000	3,387,045
BP Capital Markets PLC 4.742% 3/11/21	3,000,000	3,277,467
Citigroup, Inc.:
1.3% 11/15/16	6,383,000	6,360,251
3.375% 3/1/23	2,800,000	2,657,203
3.953% 6/15/16	3,838,000	4,082,999
4.05% 7/30/22	1,800,000	1,777,324
4.75% 5/19/15	4,790,000	5,040,287
5.5% 9/13/25	1,663,000	1,748,428
6.125% 5/15/18	1,159,000	1,340,694
Five Corners Funding Trust 4.419% 11/15/23 (e)	4,110,000	4,044,746
JPMorgan Chase & Co.:
1.625% 5/15/18	8,510,000	8,328,958
2% 8/15/17	5,000,000	5,069,730
3.15% 7/5/16	4,200,000	4,402,919
3.25% 9/23/22	5,719,000	5,472,214
4.35% 8/15/21	4,371,000	4,600,556
4.5% 1/24/22	6,648,000	7,022,043
6.3% 4/23/19	3,920,000	4,624,138
RBS Citizens Financial Group, Inc. 4.15% 9/28/22 (e)	4,259,000	4,114,322
TECO Finance, Inc.:
4% 3/15/16	1,075,000	1,139,730
5.15% 3/15/20	1,545,000	1,692,543
		118,971,095
Insurance - 2.3%
Allstate Corp. 6.2% 5/16/14	2,709,000	2,766,152
American International Group, Inc.:
4.875% 9/15/16	2,638,000	2,897,186
4.875% 6/1/22	1,252,000	1,343,765
5.6% 10/18/16	3,756,000	4,184,451
Aon Corp.:
3.125% 5/27/16	3,681,000	3,838,565
3.5% 9/30/15	1,538,000	1,605,192
5% 9/30/20	1,402,000	1,538,162
Axis Capital Holdings Ltd. 5.75% 12/1/14	420,000	438,824
Hartford Financial Services Group, Inc. 5.125% 4/15/22	4,644,000	5,051,246
Liberty Mutual Group, Inc. 5% 6/1/21 (e)	4,093,000	4,287,241
Marsh & McLennan Companies, Inc. 4.8% 7/15/21	2,278,000	2,425,355
Massachusetts Mutual Life Insurance Co. 5.375% 12/1/41 (e)	2,110,000	2,173,963
MetLife, Inc.:
3.048% 12/15/22	3,731,000	3,473,915
4.368% 9/15/23 (h)	3,574,000	3,642,735
4.75% 2/8/21	1,477,000	1,594,377
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Insurance - continued
MetLife, Inc.: - continued
6.75% 6/1/16	$ 3,234,000	$ 3,676,935
Metropolitan Life Global Funding I:
3% 1/10/23 (e)	2,636,000	2,452,031
5.125% 6/10/14 (e)	2,884,000	2,943,756
Northwestern Mutual Life Insurance Co. 6.063% 3/30/40 (e)	2,214,000	2,479,423
Pacific Life Insurance Co. 9.25% 6/15/39 (e)	2,297,000	3,181,044
Pacific LifeCorp:
5.125% 1/30/43 (e)	5,252,000	4,812,607
6% 2/10/20 (e)	4,627,000	5,156,278
Prudential Financial, Inc.:
2.3% 8/15/18	599,000	595,153
4.5% 11/16/21	2,157,000	2,292,533
5.8% 11/16/41	2,824,000	3,116,917
6.2% 11/15/40	1,297,000	1,483,869
7.375% 6/15/19	1,250,000	1,533,789
Symetra Financial Corp. 6.125% 4/1/16 (e)	6,355,000	6,764,472
Unum Group:
5.625% 9/15/20	2,889,000	3,163,114
5.75% 8/15/42	5,234,000	5,331,174
		90,244,224
Real Estate Investment Trusts - 1.7%
Alexandria Real Estate Equities, Inc. 4.6% 4/1/22	1,200,000	1,205,855
American Campus Communities Operating Partnership LP 3.75% 4/15/23	1,184,000	1,097,036
AvalonBay Communities, Inc.:
3.625% 10/1/20	1,872,000	1,890,267
4.2% 12/15/23	4,000,000	3,965,816
Boston Properties, Inc. 3.85% 2/1/23	4,708,000	4,592,800
BRE Properties, Inc. 5.5% 3/15/17	670,000	734,719
Camden Property Trust:
2.95% 12/15/22	1,607,000	1,449,856
4.25% 1/15/24	3,408,000	3,364,439
DDR Corp. 4.625% 7/15/22	2,855,000	2,907,949
Developers Diversified Realty Corp.:
4.75% 4/15/18	3,691,000	3,979,832
7.5% 4/1/17	1,944,000	2,264,986
9.625% 3/15/16	1,253,000	1,468,948
Duke Realty LP:
3.625% 4/15/23	2,123,000	1,956,361
3.875% 10/15/22	3,512,000	3,332,870
4.375% 6/15/22	2,340,000	2,316,020
5.5% 3/1/16	1,270,000	1,374,284
5.95% 2/15/17	928,000	1,032,314
6.5% 1/15/18	2,445,000	2,792,980

	Principal Amount	Value
Equity One, Inc.:
3.75% 11/15/22	$ 5,500,000	$ 5,152,466
5.375% 10/15/15	455,000	488,544
6% 9/15/17	2,405,000	2,691,777
Federal Realty Investment Trust 5.9% 4/1/20	1,046,000	1,199,784
HCP, Inc. 3.75% 2/1/16	2,272,000	2,387,299
Health Care REIT, Inc.:
2.25% 3/15/18	1,731,000	1,710,569
4.7% 9/15/17	568,000	617,171
HRPT Properties Trust:
5.75% 11/1/15	1,155,000	1,204,701
6.25% 6/15/17	3,000,000	3,217,377
Retail Opportunity Investments Partnership LP 5% 12/15/23	737,000	732,616
UDR, Inc. 5.5% 4/1/14	3,685,000	3,725,852
United Dominion Realty Trust, Inc. 5.25% 1/15/15	904,000	941,637
Weingarten Realty Investors 3.375% 10/15/22	812,000	744,841
		66,541,966
Real Estate Management & Development - 2.8%
BioMed Realty LP:
3.85% 4/15/16	3,700,000	3,863,170
4.25% 7/15/22	1,842,000	1,765,948
6.125% 4/15/20	1,392,000	1,524,354
Brandywine Operating Partnership LP:
3.95% 2/15/23	4,271,000	3,997,400
4.95% 4/15/18	2,312,000	2,485,331
5.7% 5/1/17	5,000,000	5,499,645
6% 4/1/16	1,005,000	1,095,847
7.5% 5/15/15	523,000	568,015
Digital Realty Trust LP:
4.5% 7/15/15	1,829,000	1,902,467
5.25% 3/15/21	1,953,000	1,990,785
ERP Operating LP:
4.625% 12/15/21	5,595,000	5,890,735
4.75% 7/15/20	2,827,000	3,044,410
5.375% 8/1/16	1,066,000	1,175,268
5.75% 6/15/17	5,343,000	5,996,834
Liberty Property LP:
3.375% 6/15/23	2,202,000	2,000,854
4.125% 6/15/22	2,007,000	1,972,602
4.4% 2/15/24	4,876,000	4,779,850
4.75% 10/1/20	4,185,000	4,393,116
5.5% 12/15/16	2,290,000	2,527,675
6.625% 10/1/17	2,673,000	3,059,751
Mack-Cali Realty LP:
2.5% 12/15/17	2,995,000	2,961,854
3.15% 5/15/23	4,988,000	4,322,576
4.5% 4/18/22	1,218,000	1,195,119
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Mid-America Apartments LP:
4.3% 10/15/23	$ 831,000	$ 806,624
5.5% 10/1/15 (e)	6,290,000	6,768,612
Post Apartment Homes LP 3.375% 12/1/22	790,000	726,621
Prime Property Funding, Inc. 5.125% 6/1/15 (e)	3,844,000	4,027,636
Reckson Operating Partnership LP 6% 3/31/16	4,360,000	4,724,160
Regency Centers LP:
5.25% 8/1/15	1,468,000	1,558,636
5.875% 6/15/17	2,430,000	2,708,155
Simon Property Group LP:
2.75% 2/1/23	2,705,000	2,467,828
2.8% 1/30/17	857,000	886,123
4.125% 12/1/21	2,399,000	2,478,424
5.1% 6/15/15	2,220,000	2,364,211
Tanger Properties LP:
3.875% 12/1/23	1,792,000	1,724,501
6.125% 6/1/20	4,876,000	5,582,206
Ventas Realty LP 1.55% 9/26/16	2,853,000	2,873,037
Ventas Realty LP/Ventas Capital Corp.:
2% 2/15/18	2,696,000	2,648,979
4% 4/30/19	1,357,000	1,425,159
		111,784,518
TOTAL FINANCIALS		591,195,994
HEALTH CARE - 1.1%
Biotechnology - 0.1%
Amgen, Inc. 5.15% 11/15/41	4,000,000	3,971,456
Health Care Providers & Services - 0.5%
Aetna, Inc. 2.75% 11/15/22	2,118,000	1,947,901
Express Scripts Holding Co. 4.75% 11/15/21	3,953,000	4,171,364
Express Scripts, Inc. 3.125% 5/15/16	3,450,000	3,600,589
Medco Health Solutions, Inc. 4.125% 9/15/20	2,723,000	2,816,127
UnitedHealth Group, Inc.:
2.75% 2/15/23	708,000	647,232
2.875% 3/15/23	5,473,000	5,084,357
WellPoint, Inc. 3.3% 1/15/23	1,974,000	1,839,265
		20,106,835
Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc.:
1.3% 2/1/17	1,129,000	1,124,003
2.4% 2/1/19	712,000	704,985

	Principal Amount	Value
4.15% 2/1/24	$ 1,093,000	$ 1,080,803
5.3% 2/1/44	455,000	458,466
		3,368,257
Pharmaceuticals - 0.4%
AbbVie, Inc.:
1.75% 11/6/17	4,266,000	4,256,871
2.9% 11/6/22	4,376,000	4,083,613
Mylan, Inc. 1.35% 11/29/16	1,345,000	1,342,432
Perrigo Co. Ltd.:
1.3% 11/8/16 (e)	1,103,000	1,099,094
2.3% 11/8/18 (e)	1,180,000	1,164,079
Watson Pharmaceuticals, Inc. 1.875% 10/1/17	1,428,000	1,412,520
Zoetis, Inc.:
1.875% 2/1/18	676,000	670,142
3.25% 2/1/23	1,649,000	1,540,476
4.7% 2/1/43	1,654,000	1,540,398
		17,109,625
TOTAL HEALTH CARE		44,556,173
INDUSTRIALS - 0.4%
Airlines - 0.2%
Continental Airlines, Inc.:
6.648% 3/15/19	878,194	923,202
6.795% 2/2/20	1,084,707	1,152,501
Northwest Airlines, Inc. pass-thru trust certificates 7.027% 11/1/19	2,509,981	2,786,079
U.S. Airways pass-thru trust certificates:
6.85% 1/30/18	774,291	809,135
8.36% 1/20/19	3,284,794	3,621,485
		9,292,402
Industrial Conglomerates - 0.2%
General Electric Co. 5.25% 12/6/17	7,130,000	8,067,395
TOTAL INDUSTRIALS		17,359,797
INFORMATION TECHNOLOGY - 0.1%
Computers & Peripherals - 0.1%
Apple, Inc. 3.85% 5/4/43	5,454,000	4,539,070
Electronic Equipment & Components - 0.0%
Tyco Electronics Group SA 2.375% 12/17/18	832,000	819,985
TOTAL INFORMATION TECHNOLOGY		5,359,055
MATERIALS - 0.8%
Chemicals - 0.2%
The Dow Chemical Co.:
4.125% 11/15/21	3,587,000	3,700,299
Nonconvertible Bonds - continued
	Principal Amount	Value
MATERIALS - continued
Chemicals - continued
The Dow Chemical Co.: - continued
4.25% 11/15/20	$ 1,931,000	$ 2,054,271
4.375% 11/15/42	1,579,000	1,381,415
		7,135,985
Metals & Mining - 0.6%
Anglo American Capital PLC 9.375% 4/8/14 (e)	2,675,000	2,734,294
Corporacion Nacional del Cobre de Chile (Codelco):
3.875% 11/3/21 (e)	3,750,000	3,667,781
4.5% 8/13/23 (e)	5,000,000	4,968,500
5.625% 10/18/43 (e)	2,882,000	2,832,709
Rio Tinto Finance (U.S.A.) PLC 2.25% 12/14/18	4,174,000	4,151,168
Vale Overseas Ltd.:
4.375% 1/11/22	3,818,000	3,704,464
6.25% 1/23/17	3,115,000	3,453,840
		25,512,756
TOTAL MATERIALS		32,648,741
TELECOMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 1.8%
AT&T, Inc.:
4.35% 6/15/45	11,574,000	9,762,333
5.55% 8/15/41	8,621,000	8,720,167
6.3% 1/15/38	364,000	401,099
CenturyLink, Inc.:
5.15% 6/15/17	330,000	353,925
6% 4/1/17	825,000	909,563
6.15% 9/15/19	2,305,000	2,431,775
Embarq Corp.:
7.082% 6/1/16	2,793,000	3,120,708
7.995% 6/1/36	1,808,000	1,826,028
Verizon Communications, Inc.:
3.85% 11/1/42	1,284,000	1,044,858
6.1% 4/15/18	2,190,000	2,542,314
6.25% 4/1/37	1,380,000	1,524,705
6.4% 9/15/33	4,059,000	4,655,515
6.55% 9/15/43	29,145,000	33,985,343
		71,278,333
Wireless Telecommunication Services - 0.2%
America Movil S.A.B. de CV:
2.375% 9/8/16	5,411,000	5,568,449
3.125% 7/16/22	2,875,000	2,650,046
		8,218,495
TOTAL TELECOMMUNICATION SERVICES		79,496,828

	Principal Amount	Value
UTILITIES - 3.5%
Electric Utilities - 1.9%
AmerenUE 6.4% 6/15/17	$ 3,819,000	$ 4,376,753
American Electric Power Co., Inc.:
1.65% 12/15/17	1,748,000	1,711,961
2.95% 12/15/22	1,655,000	1,528,116
Dayton Power & Light Co. 1.875% 9/15/16 (e)	1,393,000	1,404,282
Duke Energy Corp. 3.95% 10/15/23	620,000	619,155
Duquesne Light Holdings, Inc.:
5.9% 12/1/21 (e)	2,664,000	2,923,522
6.4% 9/15/20 (e)	6,054,000	6,916,828
Edison International 3.75% 9/15/17	2,401,000	2,515,242
FirstEnergy Corp.:
2.75% 3/15/18	3,523,000	3,460,019
4.25% 3/15/23	6,228,000	5,796,574
7.375% 11/15/31	5,538,000	6,003,148
FirstEnergy Solutions Corp. 6.05% 8/15/21	7,286,000	7,776,457
LG&E and KU Energy LLC:
2.125% 11/15/15	2,670,000	2,716,738
3.75% 11/15/20	525,000	530,492
Monongahela Power Co.:
4.1% 4/15/24 (e)	1,477,000	1,473,779
5.4% 12/15/43 (e)	2,245,000	2,323,600
Nevada Power Co. 6.5% 5/15/18	3,165,000	3,728,905
Northeast Utilities:
1.45% 5/1/18	1,125,000	1,089,084
2.8% 5/1/23	5,110,000	4,663,938
Pennsylvania Electric Co. 6.05% 9/1/17	2,905,000	3,236,838
Pepco Holdings, Inc. 2.7% 10/1/15	2,535,000	2,599,366
PPL Capital Funding, Inc. 3.4% 6/1/23	2,425,000	2,252,786
Progress Energy, Inc.:
4.4% 1/15/21	4,274,000	4,504,766
5.625% 1/15/16	2,000,000	2,176,934
		76,329,283
Gas Utilities - 0.0%
Southern Natural Gas Co./Southern Natural Issuing Corp. 4.4% 6/15/21	1,182,000	1,209,398
Independent Power Producers & Energy Traders - 0.1%
PPL Energy Supply LLC:
6.2% 5/15/16	1,229,000	1,351,687
6.5% 5/1/18	1,554,000	1,727,902
PSEG Power LLC 2.75% 9/15/16	919,000	951,571
		4,031,160
Nonconvertible Bonds - continued
	Principal Amount	Value
UTILITIES - continued
Multi-Utilities - 1.5%
Ameren Illinois Co. 6.125% 11/15/17	$ 1,465,000	$ 1,678,288
Dominion Resources, Inc. 2.5469% 9/30/66 (h)	13,401,000	12,486,663
MidAmerican Energy Holdings, Co.:
1.1% 5/15/17 (e)	5,903,000	5,870,551
2% 11/15/18 (e)	4,545,000	4,472,662
6.5% 9/15/37	1,334,000	1,544,832
National Grid PLC 6.3% 8/1/16	4,181,000	4,701,580
NiSource Finance Corp.:
4.45% 12/1/21	1,622,000	1,641,313
5.25% 2/15/43	4,094,000	3,965,195
5.4% 7/15/14	3,885,000	3,980,524
5.45% 9/15/20	613,000	680,858
5.8% 2/1/42	2,085,000	2,161,567
5.95% 6/15/41	3,834,000	3,982,142
6.4% 3/15/18	2,760,000	3,174,889
Sempra Energy:
2.3% 4/1/17	4,185,000	4,237,681
2.875% 10/1/22	1,723,000	1,583,938
Wisconsin Energy Corp. 6.25% 5/15/67 (h)	1,426,000	1,470,563
		57,633,246
TOTAL UTILITIES		139,203,087
TOTAL NONCONVERTIBLE BONDS (Cost $1,167,293,539)		1,204,660,272
U.S. Treasury Obligations - 30.6%

U.S. Treasury Bonds:
3.125% 2/15/43 (l)	11,922,000	10,163,505
3.625% 8/15/43	57,435,000	54,015,837
3.75% 11/15/43	428,000	412,017
U.S. Treasury Notes:
0.25% 8/15/15	20,500,000	20,491,985
0.5% 7/31/17	5,745,000	5,622,471
0.625% 12/15/16 (d)	132,726,000	132,176,382
0.875% 11/30/16	28,809,000	28,899,028
0.875% 1/31/17	2,343,000	2,345,198
0.875% 4/30/17	695,000	692,828
0.875% 1/31/18	63,538,000	62,301,995
1% 3/31/17	27,344,000	27,403,829
1% 5/31/18	69,810,000	68,261,056

	Principal Amount	Value
1.25% 10/31/18	$ 231,238,000	$ 226,559,131
1.375% 7/31/18	115,163,000	114,074,364
1.5% 12/31/18	140,324,000	138,668,598
1.75% 5/15/23	28,620,000	25,749,071
1.875% 10/31/17	20,552,000	21,060,991
2.375% 2/28/15	41,576,000	42,617,021
2.375% 12/31/20	197,573,000	196,554,314
2.625% 12/31/14 (g)	30,935,000	31,686,628
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,225,516,194)		1,209,756,249
U.S. Government Agency - Mortgage Securities - 21.0%

Fannie Mae - 10.3%
1.749% 9/1/33 (h)	471,423	486,356
1.79% 5/1/34 (h)	1,045,522	1,078,034
1.929% 10/1/33 (h)	38,368	39,891
1.949% 7/1/35 (h)	27,122	28,309
2.05% 3/1/35 (h)	11,795	12,156
2.056% 10/1/33 (h)	619,753	646,874
2.23% 7/1/34 (h)	42,558	44,741
2.303% 6/1/36 (h)	84,646	89,064
2.332% 3/1/35 (h)	45,362	48,108
2.421% 10/1/33 (h)	63,385	66,429
2.442% 8/1/36 (h)	1,551,937	1,649,417
2.5% 1/1/28 to 1/1/43	29,051,707	28,120,623
2.526% 11/1/36 (h)	1,035,048	1,100,062
2.536% 6/1/42 (h)	704,849	721,241
2.597% 5/1/35 (h)	176,202	187,269
2.601% 7/1/35 (h)	75,974	80,741
2.643% 7/1/37 (h)	129,910	138,070
2.658% 2/1/36 (h)	779,247	828,193
2.685% 5/1/36 (h)	309,231	328,655
2.7% 9/1/36 (h)	886,203	941,867
2.82% 12/1/35 (h)	383,055	407,115
2.949% 11/1/40 (h)	477,959	500,932
2.959% 9/1/41 (h)	534,569	557,040
3% 10/1/42 to 8/1/43	84,224,928	80,055,482
3.093% 10/1/41 (h)	262,098	273,361
3.223% 7/1/41 (h)	833,281	876,397
3.349% 10/1/41 (h)	474,058	498,292
3.5% 2/1/42 to 11/1/43	139,331,031	136,921,301
3.551% 7/1/41 (h)	863,600	911,754
4% 9/1/26 to 6/1/43	45,257,720	46,834,788
4.5% 5/1/25 to 11/1/41	30,531,626	32,424,320
5% 9/1/20 to 9/1/25	2,215,620	2,367,640
5.5% 11/1/17 to 3/1/39	36,766,851	40,434,738
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Fannie Mae - continued
5.5% 1/1/44 (f)	$ 3,400,000	$ 3,742,922
6% 1/1/23 to 1/1/42	14,643,575	16,279,583
6.5% 12/1/14 to 8/1/36	5,992,320	6,612,187
7% 3/1/15 to 8/1/32	1,121,614	1,278,410
7.5% 7/1/16 to 11/1/31	972,269	1,133,408
8% 1/1/30 to 5/1/30	42,784	51,296
8.5% 3/1/25 to 6/1/25	614	737
TOTAL FANNIE MAE		408,797,803
Freddie Mac - 5.0%
2.032% 4/1/35 (h)	736,444	771,032
2.114% 3/1/36 (h)	162,164	169,765
2.463% 1/1/35 (h)	117,389	122,870
2.5% 8/1/28	8,387,972	8,312,284
3% 8/1/42 to 3/1/43	22,770,237	21,592,246
3.01% 10/1/35 (h)	116,750	124,083
3.035% 3/1/33 (h)	7,771	8,233
3.136% 11/1/35 (h)	279,370	296,918
3.227% 4/1/41 (h)	520,580	546,696
3.242% 9/1/41 (h)	477,919	500,754
3.281% 6/1/41 (h)	636,014	667,699
3.46% 5/1/41 (h)	560,038	590,813
3.5% 1/1/26 to 10/1/43	79,521,584	78,372,355
3.624% 6/1/41 (h)	828,721	876,407
3.715% 5/1/41 (h)	807,887	854,525
4% 6/1/24 to 4/1/42	30,049,368	30,994,091
4.5% 7/1/25 to 10/1/41	28,584,467	30,313,950
4.5% 1/1/44 (f)	600,000	634,913
5% 1/1/35 to 9/1/40	16,284,468	17,625,958
5.5% 1/1/38	338,625	371,205
6% 4/1/32 to 8/1/37	2,434,955	2,685,141
7.5% 5/1/17 to 11/1/31	93,510	108,938
8% 7/1/17 to 5/1/27	5,865	6,815
8.5% 3/1/20 to 1/1/28	85,178	100,938
TOTAL FREDDIE MAC		196,648,629
Ginnie Mae - 5.7%
3% 8/20/42 to 2/20/43	17,419,843	16,871,390
3.5% 1/15/41 to 7/15/43	23,546,920	23,775,429
3.5% 1/1/44 (f)	5,700,000	5,747,649
3.5% 1/1/44 (f)	11,400,000	11,495,297
3.5% 1/1/44 (f)	2,500,000	2,520,899
3.5% 1/1/44 (f)	5,500,000	5,539,531
4% 1/15/25 to 12/15/41	26,118,850	27,424,285
4% 1/1/44 (f)	18,300,000	19,027,657
4.5% 5/15/39 to 4/15/41	41,664,432	44,569,445
5% 3/15/39 to 6/20/41	42,412,335	46,234,628

	Principal Amount	Value
5.5% 6/15/35	$ 1,751,570	$ 1,936,168
6% 3/15/29 to 9/20/38	14,368,859	16,208,080
6.5% 10/15/34 to 11/15/35	289,183	330,673
7% 1/15/28 to 7/15/32	2,090,507	2,445,750
7.5% 4/15/22 to 10/15/28	502,446	587,443
8% 2/15/17 to 9/15/30	36,303	42,622
8.5% 12/15/16 to 3/15/30	7,238	8,171
TOTAL GINNIE MAE		224,765,117
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $842,970,332)		830,211,549
Asset-Backed Securities - 1.0%

Accredited Mortgage Loan Trust Series 2005-1 Class M1, 0.6346% 4/25/35 (h)	234,160	212,321
ACE Securities Corp. Home Equity Loan Trust Series 2005-HE2 Class M2, 0.8396% 4/25/35 (h)	703	702
Airspeed Ltd. Series 2007-1A Class C1, 2.6666% 6/15/32 (e)(h)	2,376,961	1,307,328
Ally Master Owner Trust:
Series 2011-1 Class A2, 2.15% 1/15/16	3,150,000	3,151,859
Series 2011-3 Class A2, 1.81% 5/15/16	2,760,000	2,772,561
Series 2012-3 Class A2, 1.21% 6/15/17	4,120,000	4,142,722
Ameriquest Mortgage Securities, Inc. pass-thru certificates:
Series 2003-10 Class M1, 1.2146% 12/25/33 (h)	21,168	19,099
Series 2004-R2 Class M3, 0.9896% 4/25/34 (h)	31,593	19,173
Series 2005-R2 Class M1, 0.6146% 4/25/35 (h)	418,405	412,959
Argent Securities, Inc. pass-thru certificates:
Series 2003-W7 Class A2, 0.9446% 3/25/34 (h)	16,878	15,933
Series 2004-W11 Class M2, 1.2146% 11/25/34 (h)	198,000	180,573
Series 2004-W7 Class M1, 0.9896% 5/25/34 (h)	209,000	193,954
Series 2006-W4 Class A2C, 0.3246% 5/25/36 (h)	433,669	138,160
Asset Backed Securities Corp. Home Equity Loan Trust Series 2004-HE2 Class M1, 0.9896% 4/25/34 (h)	719,916	682,681
Capital Auto Receivables Trust Series 2013-3 Class A3, 1.39% 12/20/17	4,260,000	4,271,432
Asset-Backed Securities - continued
	Principal Amount	Value
Carrington Mortgage Loan Trust Series 2007-RFC1 Class A3, 0.3046% 12/25/36 (h)	$ 635,000	$ 369,864
CFC LLC:
Series 2013-1A Class A, 1.65% 7/17/17 (e)	789,077	788,581
Series 2013-2A Class A, 1.75% 11/15/17 (e)	3,849,247	3,848,609
Countrywide Home Loans, Inc.:
Series 2003-BC1 Class B1, 5.4202% 3/25/32 (MGIC Investment Corp. Insured) (h)	11,075	5,628
Series 2004-3 Class M4, 1.6196% 4/25/34 (h)	32,448	24,484
Series 2004-4 Class M2, 0.9596% 6/25/34 (h)	158,747	137,599
Series 2004-7 Class AF5, 5.37% 1/25/35	1,551,172	1,636,310
Fannie Mae Series 2004-T5 Class AB3, 0.9942% 5/28/35 (h)	13,702	12,315
Fieldstone Mortgage Investment Corp. Series 2004-3 Class M5, 2.3396% 8/25/34 (h)	102,000	80,583
First Franklin Mortgage Loan Trust Series 2004-FF2 Class M3, 0.9896% 3/25/34 (h)	4,138	3,480
Ford Credit Floorplan Master Owner Trust Series 2013-3 Class A1, 0.79% 6/15/17	8,230,000	8,248,772
Fremont Home Loan Trust Series 2005-A:
Class M3, 0.8996% 1/25/35 (h)	334,000	271,061
Class M4, 1.1846% 1/25/35 (h)	126,312	50,536
GCO Education Loan Funding Master Trust II Series 2007-1A Class C1L, 0.6176% 2/25/47 (e)(h)	829,000	701,740
GE Business Loan Trust Series 2003-1 Class A, 0.5966% 4/15/31 (e)(h)	23,526	21,985
GSAMP Trust Series 2004-AR1 Class B4, 5.5% 6/25/34 (c)(e)	138,597	9,652
Guggenheim Structured Real Estate Funding Ltd. Series 2006-3 Class C, 0.7146% 9/25/46 (e)(h)	282,583	282,300
Home Equity Asset Trust:
Series 2003-3 Class M1, 1.4546% 8/25/33 (h)	196,156	183,110
Series 2003-5 Class A2, 0.8646% 12/25/33 (h)	11,595	10,707
HSI Asset Securitization Corp. Trust Series 2007-HE1 Class 2A3, 0.3546% 1/25/37 (h)	436,000	220,820
JPMorgan Mortgage Acquisition Trust Series 2007-CH1 Class AV4, 0.2946% 11/25/36 (h)	434,779	427,570
KeyCorp Student Loan Trust Series 1999-A Class A2, 0.5759% 12/27/29 (h)	111,095	108,959

	Principal Amount	Value
MASTR Asset Backed Securities Trust Series 2007-HE1 Class M1, 0.4646% 5/25/37 (h)	$ 157,049	$ 3,246
Merrill Lynch Mortgage Investors Trust:
Series 2003-OPT1 Class M1, 1.1396% 7/25/34 (h)	26,234	22,908
Series 2006-FM1 Class A2B, 0.2746% 4/25/37 (h)	217,328	211,537
Series 2006-OPT1 Class A1A, 0.6846% 6/25/35 (h)	396,391	374,510
Morgan Stanley ABS Capital I Trust:
Series 2004-HE6 Class A2, 0.8446% 8/25/34 (h)	20,187	20,104
Series 2004-NC8 Class M6, 2.0396% 9/25/34 (h)	79,728	52,460
Series 2005-NC1 Class M1, 0.6046% 1/25/35 (h)	141,000	132,461
New Century Home Equity Loan Trust Series 2005-4 Class M2, 0.6746% 9/25/35 (h)	503,000	426,109
Ocala Funding LLC Series 2006-1A Class A, 1.5668% 3/20/11 (b)(e)(h)	414,000	0
Park Place Securities, Inc.:
Series 2004-WCW1:
Class M3, 1.4146% 9/25/34 (h)	188,000	156,176
Class M4, 1.6146% 9/25/34 (h)	241,000	74,376
Series 2005-WCH1 Class M4, 0.9946% 1/25/36 (h)	520,000	429,249
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-HE1 Class A, 0.9646% 4/25/33 (h)	1,796	1,701
Saxon Asset Securities Trust Series 2004-1 Class M1, 0.9596% 3/25/35 (h)	364,727	299,567
SLM Private Credit Student Loan Trust Series 2004-A Class C, 1.1929% 6/15/33 (h)	364,321	310,161
Structured Asset Investment Loan Trust Series 2004-8 Class M5, 1.8896% 9/25/34 (h)	18,221	12,937
Terwin Mortgage Trust Series 2003-4HE Class A1, 1.0246% 9/25/34 (h)	10,148	9,575
Whinstone Capital Management Ltd. Series 1A Class B3, 2.0384% 10/25/44 (e)(h)	630,180	595,520
TOTAL ASSET-BACKED SECURITIES (Cost $38,951,520)		38,098,719
Collateralized Mortgage Obligations - 1.2%
	Principal Amount	Value
Private Sponsor - 0.5%
Bear Stearns ALT-A Trust floater Series 2005-1 Class A1, 0.7246% 1/25/35 (h)	$ 508,427	$ 496,822
Granite Master Issuer PLC floater:
Series 2006-1A:
Class A1, 0.2368% 12/20/54 (e)(h)	4,074,861	4,020,258
Class C2, 1.3668% 12/20/54 (e)(h)	2,117,000	1,980,877
Series 2006-2:
Class A4, 0.2468% 12/20/54 (h)	1,215,882	1,199,832
Class C1, 1.1068% 12/20/54 (h)	1,885,000	1,740,609
Series 2006-3:
Class A3, 0.2468% 12/20/54 (h)	585,457	577,729
Class A7, 0.3668% 12/20/54 (h)	636,417	629,225
Class C2, 1.1668% 12/20/54 (h)	396,000	365,587
Series 2006-4:
Class A4, 0.2668% 12/20/54 (h)	1,866,479	1,842,029
Class B1, 0.3468% 12/20/54 (h)	1,059,000	1,009,757
Class C1, 0.9268% 12/20/54 (h)	647,000	596,663
Class M1, 0.5068% 12/20/54 (h)	279,000	261,060
Series 2007-1:
Class 1C1, 0.7668% 12/20/54 (h)	654,000	600,176
Class 1M1, 0.4668% 12/20/54 (h)	425,000	399,585
Class 2A1, 0.3068% 12/20/54 (h)	1,464,532	1,446,372
Class 2C1, 1.0268% 12/20/54 (h)	298,000	274,816
Class 2M1, 0.6668% 12/20/54 (h)	546,000	512,530
Series 2007-2:
Class 2C1, 1.024% 12/17/54 (h)	757,000	698,105
Class 3A1, 0.344% 12/17/54 (h)	261,266	258,340
Granite Mortgages PLC floater Series 2003-3 Class 1C, 2.6921% 1/20/44 (h)	151,584	150,225

	Principal Amount	Value
MASTR Adjustable Rate Mortgages Trust Series 2007-3 Class 22A2, 0.3746% 5/25/47 (h)	$ 198,998	$ 152,731
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 0.3346% 2/25/37 (h)	304,342	269,483
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 0.4546% 7/25/35 (h)	528,225	516,691
RESI Finance LP/RESI Finance DE Corp. floater Series 2003-B Class B5, 2.5195% 7/10/35 (e)(h)	113,480	104,721
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 1.2893% 7/20/34 (h)	9,889	9,461
TOTAL PRIVATE SPONSOR		20,113,684
U.S. Government Agency - 0.7%
Fannie Mae:
floater:
Series 2005-38 Class F, 0.4646% 5/25/35 (h)	636,238	634,974
Series 2006-50 Class BF, 0.5646% 6/25/36 (h)	818,569	821,067
Series 2006-82 Class F, 0.7346% 9/25/36 (h)	1,142,920	1,141,232
Series 2007-36 Class F, 0.3946% 4/25/37 (h)	988,783	983,939
Series 2011-37 Class FA, 0.6146% 5/25/41 (h)	2,980,401	2,988,995
Series 2011-40 Class DF, 0.6146% 5/25/41 (h)	2,293,249	2,302,923
Series 2013-62 Class FA, 0.4646% 6/25/43 (h)	4,089,867	4,044,940
floater sequential payer:
Series 2010-74 Class WF, 0.7646% 7/25/34 (h)	887,513	895,940
Series 2012-120 Class FE 0.4646% 2/25/39 (h)	1,803,765	1,793,766
planned amortization class:
Series 1999-54 Class PH, 6.5% 11/18/29	714,529	776,426
Series 1999-57 Class PH, 6.5% 12/25/29	626,819	700,565
Series 2002-9 Class PC, 6% 3/25/17	55,366	58,299
sequential payer Series 2004-86 Class KC, 4.5% 5/25/19	49,065	49,883
Freddie Mac:
floater:
Series 2011-3845 Class FA, 0.5866% 4/15/41 (h)	1,494,820	1,496,859
Series 3830 Class FD, 0.5266% 3/15/41 (h)	4,246,720	4,253,744
floater sequential payer Series 2011-3969 Class AF, 0.6166% 10/15/33 (h)	1,847,990	1,854,000
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
U.S. Government Agency - continued
Freddie Mac: - continued
planned amortization class Series 2500 Class TE, 5.5% 9/15/17	$ 1,377,669	$ 1,455,593
Ginnie Mae guaranteed REMIC pass-thru certificates Series 2007-35 Class SC, 0.2471% 6/16/37 (h)(j)	73,060	132,793
TOTAL U.S. GOVERNMENT AGENCY		26,385,938
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $44,212,911)		46,499,622
Commercial Mortgage Securities - 7.9%

Banc of America Commercial Mortgage Trust:
sequential payer:
Series 2006-2 Class AAB, 5.9053% 5/10/45 (h)	867,261	891,441
Series 2006-3 Class A4, 5.889% 7/10/44	3,692,296	4,016,612
Series 2006-5 Class A2, 5.317% 9/10/47	5,492,157	5,522,216
Series 2006-4 Class A1A, 5.617% 7/10/46 (h)	10,061,869	11,064,132
Series 2007-3 Class A3, 5.7965% 6/10/49 (h)	6,100,000	6,117,885
Banc of America Commercial Mortgage, Inc. sequential payer Series 2001-1 Class A4, 5.451% 1/15/49	8,305,000	8,988,477
Bayview Commercial Asset Trust floater:
Series 2005-4A:
Class A2, 0.5546% 1/25/36 (e)(h)	557,023	470,463
Class M1, 0.6146% 1/25/36 (e)(h)	116,548	64,896
Class M2, 0.6346% 1/25/36 (e)(h)	35,160	18,452
Class M3, 0.6646% 1/25/36 (e)(h)	51,112	26,284
Series 2007-1 Class A2, 0.4346% 3/25/37 (e)(h)	161,994	110,065
Series 2007-2A:
Class A1, 0.4346% 7/25/37 (e)(h)	161,541	131,236
Class A2, 0.4846% 7/25/37 (e)(h)	151,202	83,429
Class M2, 0.5746% 7/25/37 (e)(h)	84,001	14,333
Class M3, 0.6546% 7/25/37 (e)(h)	84,001	8,450

	Principal Amount	Value
Class M4, 0.8146% 7/25/37 (e)(h)	$ 177,695	$ 6,419
Class M5, 0.9146% 7/25/37 (e)(h)	2,025	12
Series 2007-3:
Class A2, 0.4546% 7/25/37 (e)(h)	219,618	145,425
Class M1, 0.4746% 7/25/37 (e)(h)	89,969	42,553
Class M2, 0.5046% 7/25/37 (e)(h)	94,583	27,530
Class M3, 0.5346% 7/25/37 (e)(h)	206,699	47,646
Class M4, 0.6646% 7/25/37 (e)(h)	326,658	66,208
Class M5, 0.7646% 7/25/37 (e)(h)	122,266	17,592
Class M6, 0.9646% 7/25/37 (e)(h)	32,716	2,792
Bear Stearns Commercial Mortgage Securities Trust floater Series 2007-BBA8:
Class D, 0.4166% 3/15/22 (e)(h)	147,000	139,690
Class E, 0.4666% 3/15/22 (e)(h)	763,000	710,200
Class F, 0.5166% 3/15/22 (e)(h)	468,000	426,107
Class G, 0.5666% 3/15/22 (e)(h)	120,000	106,883
Class H, 0.7166% 3/15/22 (e)(h)	147,000	127,610
Class J, 0.8666% 3/15/22 (e)(h)	147,000	124,245
C-BASS Trust floater Series 2006-SC1 Class A, 0.4346% 5/25/36 (e)(h)	184,188	176,719
Citigroup Commercial Mortgage Trust Series 2007-FL3A Class A2, 0.3066% 4/15/22 (e)(h)	69,176	69,040
Citigroup/Deutsche Bank Commercial Mortgage Trust sequential payer Series 2007-CD4:
Class A3, 5.293% 12/11/49	6,065,000	6,176,584
Class A4, 5.322% 12/11/49	16,150,000	17,684,751
COMM Mortgage Trust pass-thru certificates:
floater Series 2005-F10A Class J, 1.0166% 4/15/17 (e)(h)	44,103	44,049
sequential payer Series 2006-C7 Class A1A, 5.9334% 6/10/46 (h)	8,726,504	9,506,391
Series 2004-LB4A Class A5, 4.84% 10/15/37	7,122,000	7,218,083
Credit Suisse Commercial Mortgage Trust:
sequential payer:
Series 2007-C2 Class A2, 5.448% 1/15/49 (h)	139,391	139,112
Commercial Mortgage Securities - continued
	Principal Amount	Value
Credit Suisse Commercial Mortgage Trust: - continued
sequential payer:
Series 2007-C3 Class A4, 5.8708% 6/15/39 (h)	$ 2,440,199	$ 2,678,037
Series 2007-C5 Class A4, 5.695% 9/15/40 (h)	2,750,000	3,036,600
Credit Suisse First Boston Mortgage Securities Corp. Series 2001-CKN5 Class AX, 0.6567% 9/15/34 (e)(h)(i)	855,865	466
Credit Suisse Mortgage Capital Certificates floater Series 2007-TFL1:
Class B, 0.3166% 2/15/22 (e)(h)	3,470,000	3,427,218
Class C:
0.3366% 2/15/22 (e)(h)	657,000	637,726
0.4366% 2/15/22 (e)(h)	234,000	223,826
Class F, 0.4866% 2/15/22 (e)(h)	469,000	447,205
GE Capital Commercial Mortgage Corp. sequential payer Series 2007-C1 Class A4, 5.543% 12/10/49	5,341,000	5,784,677
Greenwich Capital Commercial Funding Corp.:
floater Series 2006-FL4 Class B, 0.3575% 11/5/21 (e)(h)	3,490,000	3,455,878
sequential payer Series 2007-GG9 Class A4, 5.444% 3/10/39	2,090,000	2,295,591
Series 2006-GG7 Class A4, 6.0184% 7/10/38 (h)	2,091,405	2,284,530
GS Mortgage Securities Corp. II Series 2006-GG6 Class A2, 5.506% 4/10/38	220,520	220,477
GS Mortgage Securities Trust sequential payer Series 2006-GG8 Class A4, 5.56% 11/10/39 (h)	920,000	1,008,732
Hilton U.S.A. Trust Series 2013-HLT:
Class CFX, 3.7141% 11/5/30 (e)	890,000	891,865
Class DFX, 4.4065% 11/5/30 (e)	3,995,000	4,000,174
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2006-FL2A:
Class E, 0.4466% 11/15/18 (e)(h)	58,901	56,112
Class F, 0.4966% 11/15/18 (e)(h)	88,352	83,947
Class G, 0.5266% 11/15/18 (e)(h)	76,973	72,944
Class H, 0.6666% 11/15/18 (e)(h)	58,914	55,241
sequential payer:
Series 2006-CB14 Class A3B, 5.6707% 12/12/44 (h)	147,897	148,492

	Principal Amount	Value
Series 2006-CB16 Class A1A, 5.546% 5/12/45	$ 5,819,253	$ 6,378,454
Series 2006-CB17 Class A4, 5.429% 12/12/43	2,810,000	3,041,080
Series 2006-LDP8 Class A1A, 5.397% 5/15/45	9,756,173	10,648,990
Series 2007-CB18 Class A4, 5.44% 6/12/47	870,000	956,043
Series 2007-CB19 Class A4, 5.8949% 2/12/49 (h)	4,967,639	5,520,924
Series 2007-LD11 Class A4, 6.0023% 6/15/49 (h)	6,664,597	7,412,265
Series 2007-LDPX Class A3, 5.42% 1/15/49	5,416,000	5,940,648
Series 2006-LDP7 Class A4, 6.0562% 4/15/45 (h)	8,035,000	8,771,247
Series 2007-CB19:
Class B, 5.8949% 2/12/49 (h)	755,000	232,435
Class C, 5.8949% 2/12/49 (h)	1,971,000	401,903
Class D, 5.8949% 2/12/49 (h)	2,075,000	335,646
Series 2007-CB20 Class A1A, 5.746% 2/12/51	15,321,324	17,158,688
Series 2007-LDP10:
Class CS, 5.466% 1/15/49 (h)	745,000	114,283
Class ES, 5.8951% 1/15/49 (e)(h)	4,663,000	219,008
LB Commercial Conduit Mortgage Trust sequential payer Series 2007-C3 Class A4, 6.0517% 7/15/44 (h)	3,733,000	4,180,202
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2007-C1 Class A4, 5.424% 2/15/40	12,560,000	13,840,869
Series 2007-C2 Class A3, 5.43% 2/15/40	965,705	1,063,745
Series 2007-C7 Class A3, 5.866% 9/15/45	4,514,047	5,005,424
Lehman Brothers Floating Rate Commercial Mortgage Trust floater Series 2006-LLFA:
Class G, 0.5266% 9/15/21 (e)(h)	53,583	53,549
Class H, 0.5666% 9/15/21 (e)(h)	204,773	194,042
Merrill Lynch Mortgage Trust Series 2007-C1 Class A4, 6.0474% 6/12/50 (h)	10,916,000	12,092,810
Merrill Lynch-CFC Commercial Mortgage Trust:
sequential payer:
Series 2006-4 Class A3, 5.172% 12/12/49 (h)	490,000	531,218
Series 2007-5 Class A4, 5.378% 8/12/48	2,520,000	2,744,091
Series 2007-6 Class A4, 5.485% 3/12/51 (h)	3,875,000	4,261,996
Commercial Mortgage Securities - continued
	Principal Amount	Value
Merrill Lynch-CFC Commercial Mortgage Trust: - continued
sequential payer:
Series 2007-9 Class A4, 5.7% 9/12/49	$ 5,500,000	$ 6,110,286
Series 2007-7 Class B, 5.9278% 6/12/50 (h)	770,000	31,177
Morgan Stanley Capital I Trust:
floater:
Series 2006-XLF Class C, 1.367% 7/15/19 (e)(h)	113,478	85,392
Series 2007-XLFA:
Class D, 0.3566% 10/15/20 (e)(h)	235,000	226,815
Class E, 0.4166% 10/15/20 (e)(h)	294,000	282,290
Class F, 0.4666% 10/15/20 (e)(h)	176,000	167,230
Class G, 0.5066% 10/15/20 (e)(h)	218,000	204,957
Class H, 0.5966% 10/15/20 (e)(h)	137,000	124,008
Class J, 0.7466% 10/15/20 (e)(h)	79,407	32,967
sequential payer Series 2007-HQ11 Class A31, 5.439% 2/12/44 (h)	2,523,907	2,550,209
Series 2007-HQ12 Class A2, 5.7784% 4/12/49 (h)	2,818,799	2,858,535
Series 2007-IQ14 Class B, 5.9114% 4/15/49 (h)	2,175,000	439,850
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (e)	3,767,430	4,817,790
Wachovia Bank Commercial Mortgage Trust:
floater:
Series 2006-WL7A:
Class F, 0.504% 9/15/21 (e)(h)	506,395	504,812
Class G, 0.524% 9/15/21 (e)(h)	626,000	594,700
Class J, 0.764% 9/15/21 (e)(h)	139,000	118,150
Series 2007-WHL8 Class F, 0.6466% 6/15/20 (e)(h)	1,046,000	951,974
sequential payer:
Series 2006-C28 Class A4, 5.572% 10/15/48	3,990,000	4,366,453
Series 2006-C29 Class A1A, 5.297% 11/15/48	3,365,799	3,689,625
Series 2007-C30 Class A5, 5.342% 12/15/43	13,901,000	15,295,857
Series 2007-C31 Class A4, 5.509% 4/15/47	6,652,000	7,259,461
Series 2007-C32 Class A3, 5.9201% 6/15/49 (h)	10,240,000	11,340,066

	Principal Amount	Value
Series 2007-C33 Class A4, 6.1226% 2/15/51 (h)	$ 5,735,000	$ 6,254,155
Series 2006-C23 Class A5, 5.416% 1/15/45 (h)	3,010,000	3,242,471
Series 2006-C26 Class A1A, 6.009% 6/15/45 (h)	4,667,998	5,110,240
Series 2006-C27 Class A1A, 5.749% 7/15/45 (h)	8,240,487	9,035,241
Series 2007-C31 Class C, 5.8594% 4/15/47 (h)	2,455,000	2,023,271
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $311,817,729)		310,161,292
Municipal Securities - 2.4%

Beaver County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (FirstEnergy Nuclear Generation Corp. Proj.) Series 2005 A, 3.375%, tender 7/1/15 (h)	1,200,000	1,220,328
California Gen. Oblig.:
Series 2009, 7.35% 11/1/39	805,000	1,016,578
6.65% 3/1/22	4,360,000	5,108,132
7.3% 10/1/39	6,270,000	7,882,017
7.5% 4/1/34	5,055,000	6,449,523
7.6% 11/1/40	10,310,000	13,582,703
7.625% 3/1/40	1,675,000	2,190,682
Chicago Gen. Oblig. (Taxable Proj.):
Series 2008 B, 5.63% 1/1/22	880,000	900,319
Series 2010 C1, 7.781% 1/1/35	4,720,000	5,206,302
Series 2012 B, 5.432% 1/1/42	1,205,000	1,002,150
Illinois Gen. Oblig.:
Series 2003, 5.1% 6/1/33	20,780,000	19,303,373
Series 2010, 4.421% 1/1/15	2,850,000	2,935,586
Series 2010-1, 6.63% 2/1/35	3,720,000	3,874,975
Series 2010-3:
6.725% 4/1/35	5,545,000	5,828,738
7.35% 7/1/35	2,580,000	2,840,399
Series 2011:
5.665% 3/1/18	2,610,000	2,842,238
5.877% 3/1/19	7,810,000	8,528,676
Series 2013:
2.69% 12/1/17	1,225,000	1,219,573
3.14% 12/1/18	1,270,000	1,260,856
TOTAL MUNICIPAL SECURITIES (Cost $95,662,983)		93,193,148
Foreign Government and Government Agency Obligations - 0.7%

Banco Nacional de Desenvolvimento Economico e Social:
3.375% 9/26/16 (e)	4,235,000	4,277,350
Foreign Government and Government Agency Obligations - continued
	Principal Amount	Value
Banco Nacional de Desenvolvimento Economico e Social: - continued
5.75% 9/26/23 (e)	$ 3,877,000	$ 3,833,384
Brazilian Federative Republic:
4.25% 1/7/25	4,015,000	3,824,288
5.625% 1/7/41	4,104,000	3,950,100
United Mexican States:
4% 10/2/23	9,396,000	9,302,040
4.75% 3/8/44	4,170,000	3,778,020
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $29,952,429)		28,965,182
Bank Notes - 0.0%

Fifth Third Bank 4.75% 2/1/15 (Cost $494,715)	487,000	507,256
Money Market Funds - 5.4%
	Shares
Fidelity Cash Central Fund, 0.11% (a) (Cost $211,534,304)	211,534,304	211,534,304
Cash Equivalents - 3.1%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at 0.03%, dated 12/31/13 due 1/2/14 (Collateralized by U.S. Government Obligations) # (k) (Cost $121,980,000)	$ 121,980,203	$ 121,980,000
TOTAL INVESTMENT PORTFOLIO - 103.8% (Cost $4,090,386,656)		4,095,567,593
NET OTHER ASSETS (LIABILITIES) - (3.8)%		(149,818,667)
NET ASSETS - 100%		$ 3,945,748,926
TBA Sale Commitments
	Principal Amount
Fannie Mae
5.5% 1/1/44 (Proceeds $3,734,687)	$ (3,400,000)	(3,742,922)
Swaps
Credit Default Swaps
Underlying Reference	Rating (1)	Expiration Date	Clearinghouse/ Counterparty	Fixed Payment Received/ (Paid)	Notional Amount (2)	Value (1)	Upfront Premium Received/(Paid)	Unrealized Appreciation/ (Depreciation)
Sell Protection
Ameriquest Mortgage Securities Inc Series 2004-R11 Class M9	C	Dec. 2034	Bank of America	2.5%	$ 137,714	$ (128,537)	$ 0	$ (128,537)
Ameriquest Mortgage Securities Inc Series 2004-R11 Class M9	C	Dec. 2034	Credit Suisse	2.5%	239,234	(223,292)	0	(223,292)
Morgan Stanley ABS Capital I Inc Series 2004-HE7 Class B3	C	Sep. 2034	Morgan Stanley, Inc.	5.10%	78,601	(34,191)	0	(34,191)
Morgan Stanley ABS Capital I Inc Series 2004-NC6 Class M3	Ca	Aug. 2034	UBS	1.545%	67,245	(22,541)	0	(22,541)
TOTAL CREDIT DEFAULT SWAPS						$ (408,561)	$ 0	$ (408,561)

(1) Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

(2) The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

Legend

(a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(b) Non-income producing - Security is in default.
(c) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $181,341,787 or 4.6% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(g) Security or a portion of the security has been segregated as collateral for open bi-lateral over-the-counter (OTC) swaps. At period end, the value of securities pledged amounted to $1,687,017.
(h) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(i) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.
(j) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.
(k) Includes investment made with cash collateral received from securities on loan.

(l) Security or a portion of the security has been segregated as collateral for mortgage-backed or asset-backed securities purchased on a delayed delivery or when-issued basis. At period end, the value of securities pledged amounted to $75,020.

# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$121,980,000 due 1/02/14 at 0.03%
Commerz Markets LLC	$ 120,000,118
Mizuho Securities USA, Inc.	1,979,882
$ 121,980,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 413,901
Other Information

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$ 1,204,660,272	$ -	$ 1,204,660,272	$ -
U.S. Government and Government Agency Obligations	1,209,756,249	-	1,209,756,249	-
U.S. Government Agency - Mortgage Securities	830,211,549	-	830,211,549	-
Asset-Backed Securities	38,098,719	-	35,895,628	2,203,091
Collateralized Mortgage Obligations	46,499,622	-	46,394,901	104,721
Commercial Mortgage Securities	310,161,292	-	310,075,900	85,392
Municipal Securities	93,193,148	-	93,193,148	-
Foreign Government and Government Agency Obligations	28,965,182	-	28,965,182	-
Bank Notes	507,256	-	507,256	-
Money Market Funds	211,534,304	211,534,304	-	-
Cash Equivalents	121,980,000	-	121,980,000	-
Total Investments in Securities:	$ 4,095,567,593	$ 211,534,304	$ 3,881,640,085	$ 2,393,204
Derivative Instruments:
Liabilities
Swaps	$ (408,561)	$ -	$ (408,561)	$ -
Other Financial Instruments:
TBA Sale Commitments	$ (3,742,922)	$ -	$ (3,742,922)	$ -
Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Swaps (a)	$ -	$ (408,561)
Total Value of Derivatives	$ -	$ (408,561)
(a) For bi-lateral OTC swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

See accompanying notes which are an integral part of the financial statements.

Not Part of Financial Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (including securities loaned of $119,503,080 and repurchase agreements of $121,980,000) - See accompanying schedule: Unaffiliated issuers (cost $3,878,852,352)	$ 3,884,033,289
Fidelity Central Funds (cost $211,534,304)	211,534,304
Total Investments (cost $4,090,386,656)		$ 4,095,567,593
Cash		483
Receivable for investments sold, regular delivery		68,928
Receivable for TBA sale commitments		3,734,687
Receivable for swaps		1,198
Interest receivable		21,567,434
Distributions receivable from Fidelity Central Funds		19,058
Other receivables		371,897
Total assets		4,121,331,278

Liabilities
TBA sale commitments, at value	$ 3,742,922
Payable for investments purchased on a delayed delivery basis	49,054,418
Payable for swaps	9,303
Bi-lateral OTC swaps, at value	408,561
Other payables and accrued expenses	387,148
Collateral on securities loaned, at value	121,980,000
Total liabilities		175,582,352

Net Assets		$ 3,945,748,926
Net Assets consist of:
Paid in capital		$ 3,966,171,699
Undistributed net investment income		2,806,305
Accumulated undistributed net realized gain (loss) on investments		(27,993,228)
Net unrealized appreciation (depreciation) on investments		4,764,150
Net Assets, for 38,202,418 shares outstanding		$ 3,945,748,926
Net Asset Value, offering price and redemption price per share ($3,945,748,926 ÷ 38,202,418 shares)		$ 103.29

Statement of Operations

	Year ended December 31, 2013

Investment Income
Interest		$ 111,295,034
Income from Fidelity Central Funds		413,901
Total income		111,708,935

Expenses
Custodian fees and expenses	$ 86,039
Independent trustees' compensation	15,844
Total expenses before reductions	101,883
Expense reductions	(16,430)	85,453
Net investment income (loss)		111,623,482
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(29,537,209)
Swaps	(178,495)
Total net realized gain (loss)		(29,715,704)
Change in net unrealized appreciation (depreciation) on: Investment securities	(144,034,881)
Swaps	207,751
Delayed delivery commitments	31,105
Total change in net unrealized appreciation (depreciation)		(143,796,025)
Net gain (loss)		(173,511,729)
Net increase (decrease) in net assets resulting from operations		$ (61,888,247)

See accompanying notes which are an integral part of the financial statements.

Not Part of Financial Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 111,623,482	$ 117,614,823
Net realized gain (loss)	(29,715,704)	120,265,599
Change in net unrealized appreciation (depreciation)	(143,796,025)	8,093,329
Net increase (decrease) in net assets resulting from operations	(61,888,247)	245,973,751
Distributions to shareholders from net investment income	(111,480,985)	(114,968,209)
Distributions to shareholders from net realized gain	(47,197,834)	(85,937,583)
Total distributions	(158,678,819)	(200,905,792)
Share transactions Proceeds from sales of shares	138,326,373	291,928,653
Reinvestment of distributions	158,678,818	201,241,629
Cost of shares redeemed	(383,113,369)	(76,195,187)
Net increase (decrease) in net assets resulting from share transactions	(86,108,178)	416,975,095
Total increase (decrease) in net assets	(306,675,244)	462,043,054

Net Assets
Beginning of period	4,252,424,170	3,790,381,116
End of period (including undistributed net investment income of $2,806,305 and undistributed net investment income of $4,906,141, respectively)	$ 3,945,748,926	$ 4,252,424,170
Other Information Shares
Sold	1,312,355	2,692,517
Issued in reinvestment of distributions	1,501,757	1,838,710
Redeemed	(3,663,162)	(694,031)
Net increase (decrease)	(849,050)	3,837,196

Financial Highlights

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 108.89	$ 107.64	$ 105.18	$ 104.52	$ 94.78
Income from Investment Operations
Net investment income (loss) B	2.829	3.111	3.817	3.943	4.762
Net realized and unrealized gain (loss)	(4.398)	3.442	4.385	4.424	9.818
Total from investment operations	(1.569)	6.553	8.202	8.367	14.580
Distributions from net investment income	(2.826)	(3.056)	(3.851)	(3.947)	(4.580)
Distributions from net realized gain	(1.205)	(2.247)	(1.891)	(3.760)	(.260)
Total distributions	(4.031)	(5.303)	(5.742)	(7.707)	(4.840)
Net asset value, end of period	$ 103.29	$ 108.89	$ 107.64	$ 105.18	$ 104.52
Total Return A	(1.46)%	6.16%	7.96%	8.12%	15.71%
Ratios to Average Net Assets C, F
Expenses before reductions E	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any E	-%	-%	-%	-%	-%
Expenses net of all reductions E	-%	-%	-%	-%	-%
Net investment income (loss)	2.68%	2.84%	3.57%	3.65%	4.75%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,945,749	$ 4,252,424	$ 3,790,381	$ 3,758,091	$ 3,957,226
Portfolio turnover rate D	333%	291%	302%	230%	141%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Not Part of Financial Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

Fidelity VIP Investment Grade Central Fund (the Fund) is a fund of Fidelity Garrison Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds).

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities and U.S. government and government agency obligations, are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Brokers which make markets in asset backed securities, collateralized mortgage obligations and commercial mortgage securities may also consider such factors as the structure of the issue, cash flow assumptions, the value of underlying assets as well as any guarantees. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar

Not Part of Financial Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds , including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Interest income and distributions from other Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to swap agreements, market discount, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 86,949,210
Gross unrealized depreciation	(78,613,643)
Net unrealized appreciation (depreciation) on securities and other investments	$ 8,335,567

Tax Cost	$ 4,087,232,026

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (27,535,971)
Net unrealized appreciation (depreciation)	$ 7,918,605

Not Part of Financial Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$ (27,535,971)

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ 114,536,115	$ 191,972,771
Long-term Capital Gains	44,142,704	8,933,021
Total	$ 158,678,819	$ 200,905,792

Repurchase Agreements. Pursuant to an Exemptive Order issued by the SEC, the Fund along with other registered investment companies having management contracts with FMR, or other affiliated entities of FMR, are permitted to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements may be collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Not Part of Financial Report

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Swaps (a)	$ (178,495)	$ 207,751

(a) A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Not Part of Financial Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Swaps - continued

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Realized gain or (loss) is also recorded in the event of an early termination of a swap. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is included in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $753,123,801 and $324,043,148, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Investments Money Management, Inc. (the investment adviser), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with the investment adviser, FMR pays the investment adviser a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Trustees, and certain exceptions such as interest expense.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its

Not Part of Financial Report

7. Security Lending - continued

obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is maintained at the Fund's custodian and/or invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income. Total security lending income during the period amounted to $9,224.

8. Expense Reductions.

The investment adviser has voluntarily agreed to reimburse a portion of the Fund's operating expenses. For the period, the reimbursement reduced the expenses by $15,844. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $586.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund according to the following schedule.

Fund	Ownership %
VIP Asset Manager Portfolio	12.76%
VIP Asset Manager: Growth Portfolio	.98%
VIP Balanced Portfolio	12.70%
VIP Investment Grade Bond Portfolio	73.56%

10. Credit Risk.

The Fund invests a portion of its assets in structured securities of issuers backed by residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

Not Part of Financial Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Garrison Street Trust and Shareholders of Fidelity VIP Investment Grade Central Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity VIP Investment Grade Central Fund (the Fund), a fund of Fidelity Garrison Street Trust, including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity VIP Investment Grade Central Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2014

Not Part of Financial Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Elizabeth S. Acton and James C. Curvey, each of the Trustees oversees 223 funds. Ms. Acton oversees 205 funds. Mr. Curvey oversees 396 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Not Part of Financial Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President of FMR LLC (2013-present), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013 Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2006 Trustee Chairman of the Independent Trustees

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), a member of the Board of Trustees, Rutgers University (2004-present), and Chairman of the Board of Barnabas Health Care System. Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

Kenneth L. Wolfe (1939)
Year of Election or Appointment: 2005 Trustee

Mr. Wolfe also serves as Trustee of other Fidelity funds. Prior to his retirement, Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer (1994-2001) of Hershey Foods Corporation. He also served as a member of the Boards of Adelphia Communications Corporation (telecommunications, 2003-2006), Bausch & Lomb, Inc. (medical/pharmaceutical, 1993-2007), and Revlon, Inc. (personal care products, 2004-2009). Mr. Wolfe previously served as Chairman of the Independent Trustees of other Fidelity funds (2008-2012).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Officers:

Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Robert P. Brown (1963)
Year of Election or Appointment: 2012 Vice President of Fidelity's Bond Funds

Mr. Brown also serves as Vice President of other funds. Mr. Brown serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2010-present), President, Bond Group of FMR (2011-present), Director and Managing Director, Research of Fidelity Management & Research (U.K.) Inc. (2008-present), and is an employee of Fidelity Investments. Previously, Mr. Brown served as President, Money Market Group of FMR (2010-2011) and Vice President of Fidelity's Money Market Funds (2010-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Charles S. Morrison (1960)
Year of Election or Appointment: 2012 Vice President

Mr. Morrison also serves as Vice President of other funds. He serves as President, Fixed Income and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Fixed Income Division.

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Not Part of Financial Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Investment Grade Central Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Investments Money Management, Inc. (FIMM) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees, Operations, Audit, Fair Valuation, and Governance and Nominating, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and, among other matters, considers matters specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FIMM and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources, which are an integral part of the investment management process.

Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other Fidelity funds and accounts and ultimately to enhance the performance of those funds and accounts.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered that while the fund does not pay a management fee, Fidelity Management & Research Company (FMR) pays a management fee on behalf of the fund and receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund, except expenses related to the fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the management fee paid on behalf of the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Not Part of Financial Report

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in this fund.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities.

Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities, economies of scale cannot be realized by the fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Not Part of Financial Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

Fidelity Investments Money Management, Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPIGB-ANN-0214
1.540025.116

Fidelity® Variable Insurance Products:

Investor Freedom® Funds -

Income, 2005, 2010, 2015, 2020, 2025, 2030

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
VIP Investor Freedom Income PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Investor Freedom 2005 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Investor Freedom 2010 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Investor Freedom 2015 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Investor Freedom 2020 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Investor Freedom 2025 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
VIP Investor Freedom 2030 PortfolioSM	(Click Here) (Click Here) (Click Here)	Investment Changes Investments Financial Statements
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

VIP Investor Freedom Income PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Life of fund A
VIP Investor Freedom Income PortfolioSM	5.43%	7.09%	4.49%

A From August 3, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom Income Portfolio on August 3, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period.

Annual Report

VIP Investor Freedom 2005 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Life of fund A
VIP Investor Freedom 2005 PortfolioSM	9.73%	10.46%	5.15%

A From August 3, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2005 Portfolio on August 3, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays U.S. Aggregate Bond Index performed over the same period.

Annual Report

VIP Investor Freedom 2010 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Life of fund A
VIP Investor Freedom 2010 PortfolioSM	13.41%	12.10%	5.90%

A From August 3, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2010 Portfolio on August 3, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays U.S. Aggregate Bond Index performed over the same period.

Annual Report

VIP Investor Freedom 2015 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Life of fund A
VIP Investor Freedom 2015 PortfolioSM	14.35%	12.59%	6.12%

A From August 3, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2015 Portfolio on August 3, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

VIP Investor Freedom 2020 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Life of fund A
VIP Investor Freedom 2020 PortfolioSM	15.96%	13.87%	6.11%

A From August 3, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2020 Portfolio on August 3, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

VIP Investor Freedom 2025 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Life of fund A
VIP Investor Freedom 2025 PortfolioSM	19.95%	15.21%	6.65%

A From August 3, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2025 Portfolio on August 3, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

VIP Investor Freedom 2030 PortfolioSM

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Life of fund A
VIP Investor Freedom 2030 PortfolioSM	21.72%	15.87%	6.47%

A From August 3, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Investor Freedom 2030 Portfolio on August 3, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a "perfect 10," with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year's waning months. More generally, concern over EM's slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned -2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the -2.02% return of the Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned -2.01%, while ultra-safe U.S. Treasuries saw a -2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logging a -1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning -6.58%.

Comments from Andrew Dierdorf and Christopher Sharpe, Co-Managers of VIP Investor Freedom Funds: Each VIP Investor Freedom Fund posted a positive return for the 12 months ending December 31, 2013. (For specific portfolio results, please refer to the performance section of this report.) The longer-dated Funds, designed for investors who have the longest time horizon until retirement, delivered the highest absolute returns. This is consistent with what we would anticipate, given that these Funds have greater exposure to underlying equity funds, which performed very well in 2013. On a relative basis - meaning how the Funds performed versus their respective Composite indexes - each Fund outperformed, thanks in part to the Funds' allocation to non-U.S. equities and bonds. Looking at the Funds' equity asset allocation, non-U.S. stocks provided the greatest boost on a relative basis. The MSCI® EAFE® Index, benchmark for the Funds' non-U.S. equity holdings, rose 22.92%. The Funds' core holding in this investment area - VIP Overseas Portfolio - outpaced the MSCI index, mainly on strong security selection within developed countries that fared better as they recovered from the region's financial and economic crises. In the U.S., despite strong absolute results, the Funds did not match the 33.47% result for The Dow Jones U.S. Total Stock Market IndexSM, a yardstick for the Funds' U.S.-equity exposure. Even though the Funds received a boost from the strong relative performance of their largest U.S. equity holding, VIP Growth & Income Portfolio, that positive performance could not overcome relative weakness from some other holdings, in particular two of the Funds' larger investments - VIP Contrafund Portfolio and VIP Equity-Income Portfolio - which lagged the Dow Jones index. Turning to the fixed-income arena, investment-grade bonds declined during the 12-month period, as concern about downside risk amid the prospect of higher interest rates weighed on sentiment. Investors sought higher yields and leaned more toward equity securities and higher-yielding bonds. In terms of the Funds' underlying investments, in aggregate they bettered the -2.02% return of the Barclays® U.S. Aggregate Bond Index, the benchmark for the Funds' fixed-income sleeve. Here, the allocation to VIP Investment Grade Bond Portfolio outpaced the Barclays index, helping the Funds' relative showing. VIP High Income Portfolio, with its nearly 6% return, also added to relative performance.

Note to shareholders: In recent months, Fidelity has made several changes to the target-date funds, including the VIP Investor Freedom Funds. The enhancements are primarily focused on enhancing the glide path, or the strategic asset allocation of equities, bonds and cash over time. Across most of the Funds, Fidelity is modifying the glide path to increase equity allocations, with a proportional decrease in other asset classes, most notably short-term debt. The changes are based on Fidelity's dedicated research, analysis of investor behavior and the ongoing evaluation of the Funds' investment structure that aims to improve outcomes for investors. Additionally, on or about January 1, 2014, in line with the changes to the Funds' lineup of underlying funds over the past several years, the non-U.S. equity component of the Funds' Composite indexes changed from the MSCI® EAFE® index to the MSCI® ACWI® (All Country World Index) ex USA Index, which extends exposure to emerging markets. We believe the broader representation of the non-U.S. equity stocks available through the MSCI® ACWI® serves as a more accurate comparison for the Funds' performance. Lastly, on January 21, 2014, Brett Sumsion will become a Co-Manager of the Funds. Brett will replace Chris Sharpe following a transition period that will be completed on or around March 31, 2014.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, each Fund, as a shareholder in underlying Fidelity Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
VIP Investor Freedom Income	.00%
Actual		$ 1,000.00	$ 1,041.40	$ .00
Hypothetical A		$ 1,000.00	$ 1,025.21	$ .00
VIP Investor Freedom 2005	.00%
Actual		$ 1,000.00	$ 1,065.30	$ .00
Hypothetical A		$ 1,000.00	$ 1,025.21	$ .00
VIP Investor Freedom 2010	.00%
Actual		$ 1,000.00	$ 1,086.70	$ .00
Hypothetical A		$ 1,000.00	$ 1,025.21	$ .00
VIP Investor Freedom 2015	.00%
Actual		$ 1,000.00	$ 1,094.60	$ .00
Hypothetical A		$ 1,000.00	$ 1,025.21	$ .00
VIP Investor Freedom 2020	.00%
Actual		$ 1,000.00	$ 1,103.20	$ .00
Hypothetical A		$ 1,000.00	$ 1,025.21	$ .00
VIP Investor Freedom 2025	.00%
Actual		$ 1,000.00	$ 1,124.70	$ .00
Hypothetical A		$ 1,000.00	$ 1,025.21	$ .00
VIP Investor Freedom 2030	.00%
Actual		$ 1,000.00	$ 1,136.80	$ .00
Hypothetical A		$ 1,000.00	$ 1,025.21	$ .00

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Funds in which each Fund invests are not included in each Fund's annualized expense ratio.

Annual Report

VIP Investor Freedom Income Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	3.0	2.6
VIP Equity-Income Portfolio Investor Class	3.1	2.8
VIP Growth & Income Portfolio Investor Class	3.6	3.3
VIP Growth Portfolio Investor Class	3.2	2.7
VIP Mid Cap Portfolio Investor Class	0.9	0.8
VIP Value Portfolio Investor Class	2.3	2.1
VIP Value Strategies Portfolio Investor Class	1.1	1.0
	17.2	15.3
Developed International Equity Funds
VIP Overseas Portfolio Investor Class R	5.9	4.4
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Investor Class R	1.5	1.2
High Yield Bond Funds
VIP High Income Portfolio Investor Class	6.0	5.0
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Investor Class	39.7	34.2
Short-Term Funds
VIP Money Market Portfolio Investor Class	29.7	39.9
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%.

Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	17.2%
Developed International Equity Funds	5.9%
Emerging Markets Equity Funds	1.5%
High Yield Bond Funds	6.0%
Investment Grade Bond Funds	39.7%
Short-Term Funds	29.7%

Six months ago
Domestic Equity Funds	15.3%
Developed International Equity Funds	4.4%
Emerging Markets Equity Funds	1.2%
High Yield Bond Funds	5.0%
Investment Grade Bond Funds	34.2%
Short-Term Funds	39.9%

Annual Report

VIP Investor Freedom Income Portfolio

Investments December 31, 2013

Showing Percentage of Net Assets

Domestic Equity Funds - 17.2%
	Shares	Value
Domestic Equity Funds - 17.2%
VIP Contrafund Portfolio Investor Class (b)	53,434	$ 1,828,510
VIP Equity-Income Portfolio Investor Class (b)	79,668	1,849,086
VIP Growth & Income Portfolio Investor Class (b)	112,668	2,150,832
VIP Growth Portfolio Investor Class (b)	33,450	1,906,316
VIP Mid Cap Portfolio Investor Class (b)	15,026	544,698
VIP Value Portfolio Investor Class (b)	91,614	1,389,783
VIP Value Strategies Portfolio Investor Class (b)	47,685	682,371
TOTAL DOMESTIC EQUITY FUNDS (Cost $8,450,592)		10,351,596
International Equity Funds - 7.4%

Developed International Equity Funds - 5.9%
VIP Overseas Portfolio Investor Class R (b)	171,925	3,538,221
Emerging Markets Equity Funds - 1.5%
VIP Emerging Markets Portfolio Investor Class R (b)	102,844	923,538
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $3,622,504)		4,461,759
Bond Funds - 45.7%
	Shares	Value
High Yield Bond Funds - 6.0%
VIP High Income Portfolio Investor Class (b)	622,071	$ 3,595,571
Investment Grade Bond Funds - 39.7%
VIP Investment Grade Bond Portfolio Investor Class (b)	1,941,547	23,919,858
TOTAL BOND FUNDS (Cost $28,289,515)		27,515,429
Short-Term Funds - 29.7%

VIP Money Market Portfolio Investor Class 0.01% (a)(b) (Cost $17,885,497)	17,885,497	17,885,497
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $58,248,108)		60,214,281
NET OTHER ASSETS (LIABILITIES) - 0.0%		(4)
NET ASSETS - 100%		$ 60,214,277
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated company
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Investor Class	$ 964,708	$ 864,680	$ 348,448	$ 15,955	$ 1,828,510
VIP Emerging Markets Portfolio Investor Class R	505,646	523,019	128,924	5,584	923,538
VIP Equity-Income Portfolio Investor Class	1,031,658	1,040,708	407,436	40,239	1,849,086
VIP Growth & Income Portfolio Investor Class	1,166,272	1,051,454	486,272	34,047	2,150,832
VIP Growth Portfolio Investor Class	956,886	870,267	343,851	3,569	1,906,316
VIP High Income Portfolio Investor Class	1,956,835	2,186,934	513,928	185,909	3,595,571
VIP Investment Grade Bond Portfolio Investor Class	13,531,998	15,041,794	3,592,086	525,904	23,919,858
VIP Mid Cap Portfolio Investor Class	287,122	306,900	110,750	2,055	544,698
VIP Money Market Portfolio Investor Class	15,345,950	11,678,234	9,138,688	3,333	17,885,497
VIP Overseas Portfolio Investor Class R	1,651,330	1,863,512	564,310	38,302	3,538,221
VIP Value Portfolio Investor Class	766,735	768,348	316,313	12,956	1,389,783
VIP Value Strategies Portfolio Investor Class	380,185	323,537	151,096	5,099	682,371
Total	$ 38,545,325	$ 36,519,387	$ 16,102,102	$ 872,952	$ 60,214,281
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (cost $58,248,108) - See accompanying schedule		$ 60,214,281
Receivable for fund shares sold		883,472
Total assets		61,097,753

Liabilities
Payable for investments purchased	$ 883,449
Payable for fund shares redeemed	27
Total liabilities		883,476

Net Assets		$ 60,214,277
Net Assets consist of:
Paid in capital		$ 57,915,843
Accumulated undistributed net realized gain (loss) on investments		332,261
Net unrealized appreciation (depreciation) on investments		1,966,173
Net Assets, for 5,487,519 shares outstanding		$ 60,214,277
Net Asset Value, offering price and redemption price per share ($60,214,277 ÷ 5,487,519 shares)		$ 10.97

Statement of Operations

	Year ended December 31, 2013

Investment Income
Income distributions from underlying funds		$ 872,952

Expenses
Independent trustees' compensation	$ 180
Total expenses before reductions	180
Expense reductions	(180)	0
Net investment income (loss)		872,952
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	51,148
Capital gain distributions from underlying funds	555,452
Total net realized gain (loss)		606,600
Change in net unrealized appreciation (depreciation) on underlying funds		1,200,525
Net gain (loss)		1,807,125
Net increase (decrease) in net assets resulting from operations		$ 2,680,077

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom Income Portfolio

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 872,952	$ 557,767
Net realized gain (loss)	606,600	522,606
Change in net unrealized appreciation (depreciation)	1,200,525	1,043,173
Net increase (decrease) in net assets resulting from operations	2,680,077	2,123,546
Distributions to shareholders from net investment income	(877,001)	(555,168)
Distributions to shareholders from net realized gain	(356,491)	(535,234)
Total distributions	(1,233,492)	(1,090,402)
Share transactions Proceeds from sales of shares	29,468,306	9,342,074
Reinvestment of distributions	1,233,491	1,090,402
Cost of shares redeemed	(10,479,431)	(3,467,708)
Net increase (decrease) in net assets resulting from share transactions	20,222,366	6,964,768
Total increase (decrease) in net assets	21,668,951	7,997,912

Net Assets
Beginning of period	38,545,326	30,547,414
End of period (including undistributed net investment income of $0 and undistributed net investment income of $2,112, respectively)	$ 60,214,277	$ 38,545,326
Other Information Shares
Sold	2,716,873	879,805
Issued in reinvestment of distributions	113,049	103,001
Redeemed	(962,614)	(327,632)
Net increase (decrease)	1,867,308	655,174

Financial Highlights

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.65	$ 10.30	$ 10.40	$ 9.95	$ 9.10
Income from Investment Operations
Net investment income (loss) C	.19	.17	.18	.21	.40
Net realized and unrealized gain (loss)	.39	.50	(.02)	.54	.94
Total from investment operations	.58	.67	.16	.75	1.34
Distributions from net investment income	(.17)	(.16)	(.19)	(.20)	(.33)
Distributions from net realized gain	(.09)	(.16)	(.07)	(.10)	(.16)
Total distributions	(.26)	(.32)	(.26)	(.30)	(.49)
Net asset value, end of period	$ 10.97	$ 10.65	$ 10.30	$ 10.40	$ 9.95
Total Return A, B	5.43%	6.54%	1.54%	7.50%	14.85%
Ratios to Average Net Assets D, F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	1.77%	1.63%	1.74%	2.00%	4.12%
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,214	$ 38,545	$ 30,547	$ 32,467	$ 25,374
Portfolio turnover rate D	33%	15%	28%	24%	30%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2005 Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	4.8	4.4
VIP Equity-Income Portfolio Investor Class	4.9	4.7
VIP Growth & Income Portfolio Investor Class	5.7	5.4
VIP Growth Portfolio Investor Class	5.0	4.5
VIP Mid Cap Portfolio Investor Class	1.5	1.3
VIP Value Portfolio Investor Class	3.7	3.5
VIP Value Strategies Portfolio Investor Class	1.8	1.7
	27.4	25.5
Developed International Equity Funds
VIP Overseas Portfolio Investor Class R	9.4	7.1
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Investor Class R	2.4	2.0
High Yield Bond Funds
VIP High Income Portfolio Investor Class	6.2	4.9
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Investor Class	34.2	28.8
Short-Term Funds
VIP Money Market Portfolio Investor Class	20.4	31.7
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%

Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	27.4%
Developed International Equity Funds	9.4%
Emerging Markets Equity Funds	2.4%
High Yield Bond Funds	6.2%
Investment Grade Bond Funds	34.2%
Short-Term Funds	20.4%

Six months ago
Domestic Equity Funds	25.5%
Developed International Equity Funds	7.1%
Emerging Markets Equity Funds	2.0%
High Yield Bond Funds	4.9%
Investment Grade Bond Funds	28.8%
Short-Term Funds	31.7%

Annual Report

VIP Investor Freedom 2005 Portfolio

Investments December 31, 2013

Showing Percentage of Net Assets

Domestic Equity Funds - 27.4%
	Shares	Value
Domestic Equity Funds - 27.4%
VIP Contrafund Portfolio Investor Class (b)	26,645	$ 911,805
VIP Equity-Income Portfolio Investor Class (b)	39,731	922,167
VIP Growth & Income Portfolio Investor Class (b)	56,295	1,074,680
VIP Growth Portfolio Investor Class (b)	16,713	952,455
VIP Mid Cap Portfolio Investor Class (b)	7,664	277,826
VIP Value Portfolio Investor Class (b)	45,694	693,182
VIP Value Strategies Portfolio Investor Class (b)	24,253	347,060
TOTAL DOMESTIC EQUITY FUNDS (Cost $4,395,719)		5,179,175
International Equity Funds - 11.8%

Developed International Equity Funds - 9.4%
VIP Overseas Portfolio Investor Class R (b)	86,504	1,780,247
Emerging Markets Equity Funds - 2.4%
VIP Emerging Markets Portfolio Investor Class R (b)	50,595	454,347
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $2,075,549)		2,234,594
Bond Funds - 40.4%
	Shares	Value
High Yield Bond Funds - 6.2%
VIP High Income Portfolio Investor Class (b)	202,020	$ 1,167,676
Investment Grade Bond Funds - 34.2%
VIP Investment Grade Bond Portfolio Investor Class (b)	524,907	6,466,853
TOTAL BOND FUNDS (Cost $7,866,742)		7,634,529
Short-Term Funds - 20.4%

VIP Money Market Portfolio Investor Class 0.01% (a)(b) (Cost $3,863,625)	3,863,625	3,863,625
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $18,201,635)		18,911,923
NET OTHER ASSETS (LIABILITIES) - 0.0%		(5)
NET ASSETS - 100%		$ 18,911,918
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated company
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Investor Class	$ 640,684	$ 396,885	$ 321,081	$ 7,991	$ 911,805
VIP Emerging Markets Portfolio Investor Class R	330,563	239,639	127,159	2,805	454,347
VIP Equity-Income Portfolio Investor Class	685,091	484,382	363,758	20,160	922,167
VIP Growth & Income Portfolio Investor Class	774,492	483,608	424,228	17,116	1,074,680
VIP Growth Portfolio Investor Class	635,742	399,802	319,782	1,791	952,455
VIP High Income Portfolio Investor Class	715,350	711,865	249,607	58,286	1,167,676
VIP Investment Grade Bond Portfolio Investor Class	4,182,215	4,036,303	1,452,312	138,895	6,466,853
VIP Mid Cap Portfolio Investor Class	190,668	145,333	95,704	1,052	277,826
VIP Money Market Portfolio Investor Class	4,100,622	3,102,450	3,339,447	887	3,863,625
VIP Overseas Portfolio Investor Class R	1,079,514	859,424	483,168	19,697	1,780,247
VIP Value Portfolio Investor Class	509,085	357,675	278,428	6,492	693,182
VIP Value Strategies Portfolio Investor Class	252,427	149,185	128,194	2,607	347,060
Total	$ 14,096,453	$ 11,366,551	$ 7,582,868	$ 277,779	$ 18,911,923
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2005 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (cost $18,201,635) - See accompanying schedule		$ 18,911,923
Receivable for investments sold		68,776
Total assets		18,980,699

Liabilities
Payable to custodian bank	$ 3
Payable for fund shares redeemed	68,778
Total liabilities		68,781

Net Assets		$ 18,911,918
Net Assets consist of:
Paid in capital		$ 18,097,020
Accumulated undistributed net realized gain (loss) on investments		104,610
Net unrealized appreciation (depreciation) on investments		710,288
Net Assets, for 1,735,804 shares outstanding		$ 18,911,918
Net Asset Value, offering price and redemption price per share ($18,911,918 ÷ 1,735,804 shares)		$ 10.90

Statement of Operations

	Year ended December 31, 2013

Investment Income
Income distributions from underlying funds		$ 277,779

Expenses
Independent trustees' compensation	$ 61
Total expenses before reductions	61
Expense reductions	(61)	0
Net investment income (loss)		277,779
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	57,544
Capital gain distributions from underlying funds	215,076
Total net realized gain (loss)		272,620
Change in net unrealized appreciation (depreciation) on underlying funds		974,243
Net gain (loss)		1,246,863
Net increase (decrease) in net assets resulting from operations		$ 1,524,642

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2005 Portfolio

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 277,779	$ 215,935
Net realized gain (loss)	272,620	225,142
Change in net unrealized appreciation (depreciation)	974,243	607,784
Net increase (decrease) in net assets resulting from operations	1,524,642	1,048,861
Distributions to shareholders from net investment income	(280,823)	(214,681)
Distributions to shareholders from net realized gain	(184,678)	(188,769)
Total distributions	(465,501)	(403,450)
Share transactions Proceeds from sales of shares	8,395,343	5,978,733
Reinvestment of distributions	465,501	403,450
Cost of shares redeemed	(5,104,519)	(2,708,259)
Net increase (decrease) in net assets resulting from share transactions	3,756,325	3,673,924
Total increase (decrease) in net assets	4,815,466	4,319,335

Net Assets
Beginning of period	14,096,452	9,777,117
End of period (including undistributed net investment income of $0 and undistributed net investment income of $707, respectively)	$ 18,911,918	$ 14,096,452
Other Information Shares
Sold	788,377	594,527
Issued in reinvestment of distributions	43,353	39,925
Redeemed	(478,541)	(270,293)
Net increase (decrease)	353,189	364,159

Financial Highlights

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.20	$ 9.60	$ 9.85	$ 9.21	$ 7.91
Income from Investment Operations
Net investment income (loss) C	.18	.19	.17	.18	.35
Net realized and unrealized gain (loss)	.81	.73	(.17)	.87	1.41
Total from investment operations	.99	.92	- G	1.05	1.76
Distributions from net investment income	(.17)	(.16)	(.19)	(.19)	(.33)
Distributions from net realized gain	(.12)	(.16)	(.07)	(.22)	(.14)
Total distributions	(.29)	(.32)	(.25) I	(.41)	(.46) H
Net asset value, end of period	$ 10.90	$ 10.20	$ 9.60	$ 9.85	$ 9.21
Total Return A, B	9.73%	9.61%	.02%	11.41%	22.71%
Ratios to Average Net Assets D, F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	1.68%	1.87%	1.72%	1.90%	4.12%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,912	$ 14,096	$ 9,777	$ 10,438	$ 9,398
Portfolio turnover rate D	46%	33%	45%	63%	47%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the Fund invests.

G Amount represents less than $.01 per share.

H Total distributions of $.46 per share is comprised of distributions from net investment income of $.325 and distributions from net realized gain of $.135 per share.

I Total distributions of $.25 per share is comprised of distributions from net investment income of $.185 and distributions from net realized gain of $.067 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2010 Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	5.9	6.2
VIP Equity-Income Portfolio Investor Class	6.0	6.6
VIP Growth & Income Portfolio Investor Class	7.0	7.6
VIP Growth Portfolio Investor Class	6.2	6.3
VIP Mid Cap Portfolio Investor Class	1.8	1.8
VIP Value Portfolio Investor Class	4.5	4.9
VIP Value Strategies Portfolio Investor Class	2.2	2.4
	33.6	35.8
Developed International Equity Funds
VIP Overseas Portfolio Investor Class R	11.6	9.9
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Investor Class R	2.9	2.8
High Yield Bond Funds
VIP High Income Portfolio Investor Class	6.3	5.0
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Investor Class	30.4	33.3
Short-Term Funds
VIP Money Market Portfolio Investor Class	15.2	13.2
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%

Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	33.6%
Developed International Equity Funds	11.6%
Emerging Markets Equity Funds	2.9%
High Yield Bond Funds	6.3%
Investment Grade Bond Funds	30.4%
Short-Term Funds	15.2%

Six months ago
Domestic Equity Funds	35.8%
Developed International Equity Funds	9.9%
Emerging Markets Equity Funds	2.8%
High Yield Bond Funds	5.0%
Investment Grade Bond Funds	33.3%
Short-Term Funds	13.2%

Annual Report

VIP Investor Freedom 2010 Portfolio

Investments December 31, 2013

Showing Percentage of Net Assets

Domestic Equity Funds - 33.6%
	Shares	Value
Domestic Equity Funds - 33.6%
VIP Contrafund Portfolio Investor Class (b)	108,242	$ 3,704,040
VIP Equity-Income Portfolio Investor Class (b)	160,407	3,723,037
VIP Growth & Income Portfolio Investor Class (b)	228,348	4,359,163
VIP Growth Portfolio Investor Class (b)	68,218	3,887,719
VIP Mid Cap Portfolio Investor Class (b)	31,174	1,130,072
VIP Value Portfolio Investor Class (b)	184,877	2,804,584
VIP Value Strategies Portfolio Investor Class (b)	98,120	1,404,092
TOTAL DOMESTIC EQUITY FUNDS (Cost $17,979,792)		21,012,707
International Equity Funds - 14.5%

Developed International Equity Funds - 11.6%
VIP Overseas Portfolio Investor Class R (b)	352,576	7,256,024
Emerging Markets Equity Funds - 2.9%
VIP Emerging Markets Portfolio Investor Class R (b)	203,774	1,829,893
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $9,163,613)		9,085,917
Bond Funds - 36.7%
	Shares	Value
High Yield Bond Funds - 6.3%
VIP High Income Portfolio Investor Class (b)	682,245	$ 3,943,378
Investment Grade Bond Funds - 30.4%
VIP Investment Grade Bond Portfolio Investor Class (b)	1,541,620	18,992,757
TOTAL BOND FUNDS (Cost $23,641,309)		22,936,135
Short-Term Funds - 15.2%

VIP Money Market Portfolio Investor Class 0.01% (a)(b) (Cost $9,536,485)	9,536,485	9,536,485
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $60,321,199)		62,571,244
NET OTHER ASSETS (LIABILITIES) - 0.0%		9
NET ASSETS - 100%		$ 62,571,253
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated company
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Investor Class	$ 3,318,362	$ 565,615	$ 1,132,353	$ 36,228	$ 3,704,040
VIP Emerging Markets Portfolio Investor Class R	1,718,072	342,208	289,956	11,910	1,829,893
VIP Equity-Income Portfolio Investor Class	3,553,271	895,365	1,329,133	91,239	3,723,037
VIP Growth & Income Portfolio Investor Class	4,013,613	711,825	1,555,924	77,713	4,359,163
VIP Growth Portfolio Investor Class	3,285,529	551,021	1,093,989	8,133	3,887,719
VIP High Income Portfolio Investor Class	2,773,679	1,609,085	410,172	205,221	3,943,378
VIP Investment Grade Bond Portfolio Investor Class	18,793,948	4,835,936	3,591,128	474,884	18,992,757
VIP Mid Cap Portfolio Investor Class	988,410	298,477	348,402	4,760	1,130,072
VIP Money Market Portfolio Investor Class	6,664,071	4,004,989	1,132,574	1,393	9,536,485
VIP Overseas Portfolio Investor Class R	5,598,937	1,221,425	1,134,942	84,452	7,256,024
VIP Value Portfolio Investor Class	2,641,605	666,466	1,042,590	29,370	2,804,584
VIP Value Strategies Portfolio Investor Class	1,309,598	210,981	477,268	11,754	1,404,092
Total	$ 54,659,095	$ 15,913,393	$ 13,538,431	$ 1,037,057	$ 62,571,244
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2010 Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2013

Assets
Investment in securities, at value (cost $60,321,199) - See accompanying schedule	$ 62,571,244
Cash	10
Receivable for investments sold	1,246
Total assets	62,572,500

Liabilities
Payable for fund shares redeemed	1,247

Net Assets	$ 62,571,253
Net Assets consist of:
Paid in capital	$ 59,798,103
Accumulated undistributed net realized gain (loss) on investments	523,105
Net unrealized appreciation (depreciation) on investments	2,250,045
Net Assets, for 5,373,488 shares outstanding	$ 62,571,253
Net Asset Value, offering price and redemption price per share ($62,571,253 ÷ 5,373,488 shares)	$ 11.64

Statement of Operations

	Year ended December 31, 2013

Investment Income
Income distributions from underlying funds		$ 1,037,057

Expenses
Independent trustees' compensation	$ 221
Total expenses before reductions	221
Expense reductions	(221)	0
Net investment income (loss)		1,037,057
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	300,483
Capital gain distributions from underlying funds	895,016
Total net realized gain (loss)		1,195,499
Change in net unrealized appreciation (depreciation) on underlying funds		5,236,706
Net gain (loss)		6,432,205
Net increase (decrease) in net assets resulting from operations		$ 7,469,262

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,037,057	$ 1,016,639
Net realized gain (loss)	1,195,499	1,008,843
Change in net unrealized appreciation (depreciation)	5,236,706	3,929,779
Net increase (decrease) in net assets resulting from operations	7,469,262	5,955,261
Distributions to shareholders from net investment income	(1,045,621)	(1,008,856)
Distributions to shareholders from net realized gain	(733,067)	(756,991)
Total distributions	(1,778,688)	(1,765,847)
Share transactions Proceeds from sales of shares	9,159,310	5,187,870
Reinvestment of distributions	1,778,688	1,765,847
Cost of shares redeemed	(8,716,419)	(7,650,899)
Net increase (decrease) in net assets resulting from share transactions	2,221,579	(697,182)
Total increase (decrease) in net assets	7,912,153	3,492,232

Net Assets
Beginning of period	54,659,100	51,166,868
End of period (including undistributed net investment income of $0 and undistributed net investment income of $7,783, respectively)	$ 62,571,253	$ 54,659,100
Other Information Shares
Sold	821,710	499,333
Issued in reinvestment of distributions	156,010	168,617
Redeemed	(773,835)	(732,865)
Net increase (decrease)	203,885	(64,915)

Financial Highlights

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.57	$ 9.77	$ 10.06	$ 9.14	$ 7.77
Income from Investment Operations
Net investment income (loss) C	.20	.20	.21	.21	.35
Net realized and unrealized gain (loss)	1.21	.95	(.24)	.97	1.49
Total from investment operations	1.41	1.15	(.03)	1.18	1.84
Distributions from net investment income	(.20)	(.20)	(.21)	(.21)	(.35)
Distributions from net realized gain	(.14)	(.15)	(.04)	(.05)	(.12)
Total distributions	(.34)	(.35)	(.26) G	(.26)	(.47)
Net asset value, end of period	$ 11.64	$ 10.57	$ 9.77	$ 10.06	$ 9.14
Total Return A, B	13.41%	11.82%	(.35)%	12.88%	24.09%
Ratios to Average Net Assets D, F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	1.76%	1.88%	2.02%	2.20%	4.18%
Supplemental Data
Net assets, end of period (000 omitted)	$ 62,571	$ 54,659	$ 51,167	$ 54,591	$ 47,671
Portfolio turnover rate D	23%	21%	24%	31%	28%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the Fund invests.

G Total distributions of $.26 per share is comprised of distributions from net investment income of $.214 and distributions from net realized gain of $.041 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2015 Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	7.0	6.5
VIP Equity-Income Portfolio Investor Class	7.1	6.9
VIP Growth & Income Portfolio Investor Class	8.3	7.9
VIP Growth Portfolio Investor Class	7.3	6.6
VIP Mid Cap Portfolio Investor Class	2.1	1.9
VIP Value Portfolio Investor Class	5.3	5.1
VIP Value Strategies Portfolio Investor Class	2.6	2.4
	39.7	37.3
Developed International Equity Funds
VIP Overseas Portfolio Investor Class R	13.6	10.4
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Investor Class R	3.5	3.0
High Yield Bond Funds
VIP High Income Portfolio Investor Class	6.5	4.9
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Investor Class	26.6	34.4
Short-Term Funds
VIP Money Market Portfolio Investor Class	10.1	10.0
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%.

Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	39.7%
Developed International Equity Funds	13.6%
Emerging Markets Equity Funds	3.5%
High Yield Bond Funds	6.5%
Investment Grade Bond Funds	26.6%
Short-Term Funds	10.1%

Six months ago
Domestic Equity Funds	37.3%
Developed International Equity Funds	10.4%
Emerging Markets Equity Funds	3.0%
High Yield Bond Funds	4.9%
Investment Grade Bond Funds	34.4%
Short-Term Funds	10.0%

Annual Report

VIP Investor Freedom 2015 Portfolio

Investments December 31, 2013

Showing Percentage of Net Assets

Domestic Equity Funds - 39.7%
	Shares	Value
Domestic Equity Funds - 39.7%
VIP Contrafund Portfolio Investor Class (b)	198,722	$ 6,800,272
VIP Equity-Income Portfolio Investor Class (b)	295,955	6,869,108
VIP Growth & Income Portfolio Investor Class (b)	420,082	8,019,368
VIP Growth Portfolio Investor Class (b)	124,746	7,109,253
VIP Mid Cap Portfolio Investor Class (b)	56,676	2,054,489
VIP Value Portfolio Investor Class (b)	339,980	5,157,500
VIP Value Strategies Portfolio Investor Class (b)	179,230	2,564,781
TOTAL DOMESTIC EQUITY FUNDS (Cost $32,191,383)		38,574,771
International Equity Funds - 17.1%

Developed International Equity Funds - 13.6%
VIP Overseas Portfolio Investor Class R (b)	644,825	13,270,508
Emerging Markets Equity Funds - 3.5%
VIP Emerging Markets Portfolio Investor Class R (b)	377,229	3,387,514
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $15,644,005)		16,658,022
Bond Funds - 33.1%
	Shares	Value
High Yield Bond Funds - 6.5%
VIP High Income Portfolio Investor Class (b)	1,080,366	$ 6,244,518
Investment Grade Bond Funds - 26.6%
VIP Investment Grade Bond Portfolio Investor Class (b)	2,100,769	25,881,469
TOTAL BOND FUNDS (Cost $33,163,756)		32,125,987
Short-Term Funds - 10.1%

VIP Money Market Portfolio Investor Class 0.01% (a)(b) (Cost $9,862,291)	9,862,291	9,862,291
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $90,861,435)	97,221,071
NET OTHER ASSETS (LIABILITIES) - 0.0%	(6)
NET ASSETS - 100%	$ 97,221,065
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated company
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Investor Class	$ 4,968,571	$ 1,291,819	$ 973,521	$ 61,968	$ 6,800,272
VIP Emerging Markets Portfolio Investor Class R	2,569,761	1,079,878	355,199	20,893	3,387,514
VIP Equity-Income Portfolio Investor Class	5,316,845	1,872,236	1,230,417	156,383	6,869,108
VIP Growth & Income Portfolio Investor Class	6,007,850	1,606,501	1,468,803	132,929	8,019,368
VIP Growth Portfolio Investor Class	4,924,389	1,274,249	908,191	13,888	7,109,253
VIP High Income Portfolio Investor Class	4,016,021	2,791,353	505,378	318,425	6,244,518
VIP Investment Grade Bond Portfolio Investor Class	27,644,494	9,019,945	9,216,122	707,165	25,881,469
VIP Mid Cap Portfolio Investor Class	1,479,709	601,688	317,926	8,088	2,054,489
VIP Money Market Portfolio Investor Class	7,779,096	3,098,230	1,015,035	1,577	9,862,291
VIP Overseas Portfolio Investor Class R	8,382,509	3,823,081	1,429,605	146,557	13,270,508
VIP Value Portfolio Investor Class	3,952,325	1,390,545	1,006,916	50,251	5,157,500
VIP Value Strategies Portfolio Investor Class	1,960,097	483,118	450,487	20,022	2,564,781
Total	$ 79,001,667	$ 28,332,643	$ 18,877,600	$ 1,638,146	$ 97,221,071
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2015 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (cost $90,861,435) - See accompanying schedule		$ 97,221,071
Receivable for investments sold		112,277
Total assets		97,333,348

Liabilities
Payable to custodian bank	$ 2
Payable for fund shares redeemed	112,281
Total liabilities		112,283

Net Assets		$ 97,221,065
Net Assets consist of:
Paid in capital		$ 90,126,845
Accumulated undistributed net realized gain (loss) on investments		734,584
Net unrealized appreciation (depreciation) on investments		6,359,636
Net Assets, for 8,470,095 shares outstanding		$ 97,221,065
Net Asset Value, offering price and redemption price per share ($97,221,065 ÷ 8,470,095 shares)		$ 11.48

Statement of Operations

	Year ended December 31, 2013

Investment Income
Income distributions from underlying funds		$ 1,638,146

Expenses
Independent trustees' compensation	$ 329
Total expenses before reductions	329
Expense reductions	(329)	0
Net investment income (loss)		1,638,146
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	99,310
Capital gain distributions from underlying funds	1,472,409
Total net realized gain (loss)		1,571,719
Change in net unrealized appreciation (depreciation) on underlying funds		8,665,051
Net gain (loss)		10,236,770
Net increase (decrease) in net assets resulting from operations		$ 11,874,916

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,638,146	$ 1,498,417
Net realized gain (loss)	1,571,719	1,418,569
Change in net unrealized appreciation (depreciation)	8,665,051	5,329,571
Net increase (decrease) in net assets resulting from operations	11,874,916	8,246,557
Distributions to shareholders from net investment income	(1,649,772)	(1,486,028)
Distributions to shareholders from net realized gain	(1,082,834)	(1,163,447)
Total distributions	(2,732,606)	(2,649,475)
Share transactions Proceeds from sales of shares	17,144,035	10,360,021
Reinvestment of distributions	2,732,606	2,649,475
Cost of shares redeemed	(10,799,550)	(7,408,743)
Net increase (decrease) in net assets resulting from share transactions	9,077,091	5,600,753
Total increase (decrease) in net assets	18,219,401	11,197,835

Net Assets
Beginning of period	79,001,664	67,803,829
End of period (including undistributed net investment income of $0 and undistributed net investment income of $10,370, respectively)	$ 97,221,065	$ 79,001,664
Other Information Shares
Sold	1,564,617	1,012,596
Issued in reinvestment of distributions	243,678	259,346
Redeemed	(981,805)	(729,961)
Net increase (decrease)	826,490	541,981

Financial Highlights

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.34	$ 9.55	$ 9.87	$ 9.11	$ 7.69
Income from Investment Operations
Net investment income (loss) C	.20	.21	.21	.21	.34
Net realized and unrealized gain (loss)	1.27	.94	(.24)	.97	1.58
Total from investment operations	1.47	1.15	(.03)	1.18	1.92
Distributions from net investment income	(.20)	(.20)	(.21)	(.22)	(.34)
Distributions from net realized gain	(.13)	(.16)	(.08)	(.20)	(.16)
Total distributions	(.33)	(.36)	(.29)	(.42)	(.50)
Net asset value, end of period	$ 11.48	$ 10.34	$ 9.55	$ 9.87	$ 9.11
Total Return A, B	14.35%	12.10%	(.33)%	13.06%	25.25%
Ratios to Average Net Assets D, F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	1.86%	2.02%	2.07%	2.24%	4.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 97,221	$ 79,002	$ 67,804	$ 69,259	$ 60,033
Portfolio turnover rate D	21%	18%	30%	31%	22%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2020 Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	7.8	7.1
VIP Equity-Income Portfolio Investor Class	7.9	7.5
VIP Growth & Income Portfolio Investor Class	9.2	8.6
VIP Growth Portfolio Investor Class	8.1	7.2
VIP Mid Cap Portfolio Investor Class	2.3	2.0
VIP Value Portfolio Investor Class	5.9	5.5
VIP Value Strategies Portfolio Investor Class	2.9	2.7
	44.1	40.6
Developed International Equity Funds
VIP Overseas Portfolio Investor Class R	15.2	11.2
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Investor Class R	3.8	3.2
High Yield Bond Funds
VIP High Income Portfolio Investor Class	6.5	5.7
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Investor Class	24.0	32.2
Short-Term Funds
VIP Money Market Portfolio Investor Class	6.4	7.1
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%.

Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	44.1%
Developed International Equity Funds	15.2%
Emerging Markets Equity Funds	3.8%
High Yield Bond Funds	6.5%
Investment Grade Bond Funds	24.0%
Short-Term Funds	6.4%

Six months ago
Domestic Equity Funds	40.6%
Developed International Equity Funds	11.2%
Emerging Markets Equity Funds	3.2%
High Yield Bond Funds	5.7%
Investment Grade Bond Funds	32.2%
Short-Term Funds	7.1%

Annual Report

VIP Investor Freedom 2020 Portfolio

Investments December 31, 2013

Showing Percentage of Net Assets

Domestic Equity Funds - 44.1%
	Shares	Value
Domestic Equity Funds - 44.1%
VIP Contrafund Portfolio Investor Class (b)	365,626	$ 12,511,725
VIP Equity-Income Portfolio Investor Class (b)	545,495	12,660,933
VIP Growth & Income Portfolio Investor Class (b)	773,585	14,767,731
VIP Growth Portfolio Investor Class (b)	229,273	13,066,290
VIP Mid Cap Portfolio Investor Class (b)	104,292	3,780,589
VIP Value Portfolio Investor Class (b)	625,701	9,491,884
VIP Value Strategies Portfolio Investor Class (b)	330,174	4,724,784
TOTAL DOMESTIC EQUITY FUNDS (Cost $59,287,905)		71,003,936
International Equity Funds - 19.0%

Developed International Equity Funds - 15.2%
VIP Overseas Portfolio Investor Class R (b)	1,185,729	24,402,297
Emerging Markets Equity Funds - 3.8%
VIP Emerging Markets Portfolio Investor Class R (b)	689,752	6,193,977
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $28,470,032)		30,596,274
Bond Funds - 30.5%
	Shares	Value
High Yield Bond Funds - 6.5%
VIP High Income Portfolio Investor Class (b)	1,820,024	$ 10,519,736
Investment Grade Bond Funds - 24.0%
VIP Investment Grade Bond Portfolio Investor Class (b)	3,134,936	38,622,409
TOTAL BOND FUNDS (Cost $51,038,618)		49,142,145
Short-Term Funds - 6.4%

VIP Money Market Portfolio Investor Class 0.01% (a)(b) (Cost $10,350,270)	10,350,270	10,350,270
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $149,146,825)	161,092,625
NET OTHER ASSETS (LIABILITIES) - 0.0%	(1)
NET ASSETS - 100%	$ 161,092,624
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated company
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Investor Class	$ 8,653,318	$ 2,942,652	$ 1,757,058	$ 109,464	$ 12,511,725
VIP Emerging Markets Portfolio Investor Class R	4,473,906	2,184,160	622,474	36,610	6,193,977
VIP Equity-Income Portfolio Investor Class	9,260,199	4,000,676	2,200,292	276,326	12,660,933
VIP Growth & Income Portfolio Investor Class	10,464,188	3,630,678	2,630,979	234,815	14,767,731
VIP Growth Portfolio Investor Class	8,577,081	2,926,653	1,658,748	24,535	13,066,290
VIP High Income Portfolio Investor Class	7,352,832	4,136,966	895,196	545,637	10,519,736
VIP Investment Grade Bond Portfolio Investor Class	39,700,707	16,244,031	15,000,537	1,043,403	38,622,409
VIP Mid Cap Portfolio Investor Class	2,576,987	1,254,902	563,551	14,311	3,780,589
VIP Money Market Portfolio Investor Class	7,779,508	4,010,620	1,439,857	1,708	10,350,270
VIP Overseas Portfolio Investor Class R	14,591,014	7,890,444	2,506,924	258,794	24,402,297
VIP Value Portfolio Investor Class	6,883,598	2,965,590	1,797,223	88,725	9,491,884
VIP Value Strategies Portfolio Investor Class	3,412,973	1,102,384	795,722	35,423	4,724,784
Total	$ 123,726,311	$ 53,289,756	$ 31,868,561	$ 2,669,751	$ 161,092,625
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2020 Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2013

Assets
Investment in securities, at value (cost $149,146,825) - See accompanying schedule	$ 161,092,625
Cash	1
Receivable for investments sold	20,006
Total assets	161,112,632

Liabilities
Payable for fund shares redeemed	20,008

Net Assets	$ 161,092,624
Net Assets consist of:
Paid in capital	$ 147,874,802
Accumulated undistributed net realized gain (loss) on investments	1,272,022
Net unrealized appreciation (depreciation) on investments	11,945,800
Net Assets, for 14,045,576 shares outstanding	$ 161,092,624
Net Asset Value, offering price and redemption price per share ($161,092,624 ÷ 14,045,576 shares)	$ 11.47

Statement of Operations

	Year ended December 31, 2013

Investment Income
Income distributions from underlying funds		$ 2,669,751

Expenses
Independent trustees' compensation	$ 529
Total expenses before reductions	529
Expense reductions	(529)	0
Net investment income (loss)		2,669,751
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	296,394
Capital gain distributions from underlying funds	2,491,712
Total net realized gain (loss)		2,788,106
Change in net unrealized appreciation (depreciation) on underlying funds		15,648,706
Net gain (loss)		18,436,812
Net increase (decrease) in net assets resulting from operations		$ 21,106,563

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,669,751	$ 2,439,002
Net realized gain (loss)	2,788,106	2,166,770
Change in net unrealized appreciation (depreciation)	15,648,706	9,342,329
Net increase (decrease) in net assets resulting from operations	21,106,563	13,948,101
Distributions to shareholders from net investment income	(2,693,134)	(2,416,925)
Distributions to shareholders from net realized gain	(1,934,772)	(1,577,680)
Total distributions	(4,627,906)	(3,994,605)
Share transactions Proceeds from sales of shares	31,278,689	17,115,960
Reinvestment of distributions	4,627,906	3,994,605
Cost of shares redeemed	(15,018,940)	(10,212,278)
Net increase (decrease) in net assets resulting from share transactions	20,887,655	10,898,287
Total increase (decrease) in net assets	37,366,312	20,851,783

Net Assets
Beginning of period	123,726,312	102,874,529
End of period (including undistributed net investment income of $0 and undistributed net investment income of $22,077, respectively)	$ 161,092,624	$ 123,726,312
Other Information Shares
Sold	2,878,040	1,700,191
Issued in reinvestment of distributions	414,433	396,742
Redeemed	(1,376,924)	(1,016,607)
Net increase (decrease)	1,915,549	1,080,326

Financial Highlights

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.20	$ 9.31	$ 9.68	$ 8.77	$ 7.12
Income from Investment Operations
Net investment income (loss) C	.20	.21	.21	.21	.30
Net realized and unrealized gain (loss)	1.42	1.02	(.32)	1.05	1.72
Total from investment operations	1.62	1.23	(.11)	1.26	2.02
Distributions from net investment income	(.20)	(.21)	(.21)	(.20)	(.28)
Distributions from net realized gain	(.15)	(.14)	(.05)	(.15)	(.09)
Total distributions	(.35)	(.34) G	(.26)	(.35)	(.37)
Net asset value, end of period	$ 11.47	$ 10.20	$ 9.31	$ 9.68	$ 8.77
Total Return A, B	15.96%	13.30%	(1.11)%	14.46%	28.75%
Ratios to Average Net Assets D, F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	1.87%	2.13%	2.20%	2.28%	3.82%
Supplemental Data
Net assets, end of period (000 omitted)	$ 161,093	$ 123,726	$ 102,875	$ 96,543	$ 80,478
Portfolio turnover rate D	22%	18%	16%	31%	20%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the Fund invests.

G Total distributions of $.34 per share is comprised of distributions from net investment income of $.205 and distributions from net realized gain of $.137 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2025 Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	9.2	8.7
VIP Equity-Income Portfolio Investor Class	9.3	9.2
VIP Growth & Income Portfolio Investor Class	10.8	10.5
VIP Growth Portfolio Investor Class	9.6	8.8
VIP Mid Cap Portfolio Investor Class	2.8	2.5
VIP Value Portfolio Investor Class	7.0	6.8
VIP Value Strategies Portfolio Investor Class	3.4	3.3
	52.1	49.8
Developed International Equity Funds
VIP Overseas Portfolio Investor Class R	17.9	13.8
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Investor Class R	4.6	3.9
High Yield Bond Funds
VIP High Income Portfolio Investor Class	6.6	7.2
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Investor Class	18.8	24.5
Short-Term Funds
VIP Money Market Portfolio Investor Class	0.0	0.8
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%.

Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	52.1%
Developed International Equity Funds	17.9%
Emerging Markets Equity Funds	4.6%
High Yield Bond Funds	6.6%
Investment Grade Bond Funds	18.8%
Short-Term Funds	0.0%

Six months ago
Domestic Equity Funds	49.8%
Developed International Equity Funds	13.8%
Emerging Markets Equity Funds	3.9%
High Yield Bond Funds	7.2%
Investment Grade Bond Funds	24.5%
Short-Term Funds	0.8%

Annual Report

VIP Investor Freedom 2025 Portfolio

Investments December 31, 2013

Showing Percentage of Net Assets

Domestic Equity Funds - 52.1%
	Shares	Value
Domestic Equity Funds - 52.1%
VIP Contrafund Portfolio Investor Class (b)	307,332	$ 10,516,884
VIP Equity-Income Portfolio Investor Class (b)	458,588	10,643,828
VIP Growth & Income Portfolio Investor Class (b)	650,568	12,419,336
VIP Growth Portfolio Investor Class (b)	192,589	10,975,652
VIP Mid Cap Portfolio Investor Class (b)	87,101	3,157,396
VIP Value Portfolio Investor Class (b)	525,601	7,973,371
VIP Value Strategies Portfolio Investor Class (b)	276,027	3,949,942
TOTAL DOMESTIC EQUITY FUNDS (Cost $47,108,082)		59,636,409
International Equity Funds - 22.5%

Developed International Equity Funds - 17.9%
VIP Overseas Portfolio Investor Class R (b)	994,231	20,461,266
Emerging Markets Equity Funds - 4.6%
VIP Emerging Markets Portfolio Investor Class R (b)	582,490	5,230,757
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $22,579,533)		25,692,023
Bond Funds - 25.4%
	Shares	Value
High Yield Bond Funds - 6.6%
VIP High Income Portfolio Investor Class (b)	1,315,345	$ 7,602,691
Investment Grade Bond Funds - 18.8%
VIP Investment Grade Bond Portfolio Investor Class (b)	1,743,171	21,475,869
TOTAL BOND FUNDS (Cost $30,173,745)		29,078,560
Short-Term Funds - 0.0%

VIP Money Market Portfolio Investor Class 0.01% (a)(b) (Cost $5)	5	5
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $99,861,365)	114,406,997
NET OTHER ASSETS (LIABILITIES) - 0.0%	1
NET ASSETS - 100%	$ 114,406,998
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated company
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Investor Class	$ 6,141,730	$ 3,023,186	$ 740,226	$ 92,137	$ 10,516,884
VIP Emerging Markets Portfolio Investor Class R	3,166,749	2,153,047	225,696	29,581	5,230,757
VIP Equity-Income Portfolio Investor Class	6,565,567	3,938,958	1,020,517	232,622	10,643,828
VIP Growth & Income Portfolio Investor Class	7,423,579	3,711,246	1,262,725	197,579	12,419,336
VIP Growth Portfolio Investor Class	6,098,912	3,022,000	677,182	20,635	10,975,652
VIP High Income Portfolio Investor Class	5,449,809	2,838,683	628,176	440,822	7,602,691
VIP Investment Grade Bond Portfolio Investor Class	17,671,390	10,985,514	5,916,280	599,367	21,475,869
VIP Mid Cap Portfolio Investor Class	1,827,253	1,210,156	262,596	11,964	3,157,396
VIP Money Market Portfolio Investor Class	407,923	570,979	978,897	109	5
VIP Overseas Portfolio Investor Class R	10,339,044	7,589,777	969,549	207,666	20,461,266
VIP Value Portfolio Investor Class	4,877,738	2,917,010	886,283	74,633	7,973,371
VIP Value Strategies Portfolio Investor Class	2,417,397	1,133,481	383,093	29,646	3,949,942
Total	$ 72,387,091	$ 43,094,037	$ 13,951,220	$ 1,936,761	$ 114,406,997
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2025 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (cost $99,861,365) - See accompanying schedule		$ 114,406,997
Cash		1
Receivable for fund shares sold		101,760
Total assets		114,508,758

Liabilities
Payable for investments purchased	$ 101,711
Payable for fund shares redeemed	49
Total liabilities		101,760

Net Assets		$ 114,406,998
Net Assets consist of:
Paid in capital		$ 98,863,318
Accumulated undistributed net realized gain (loss) on investments		998,048
Net unrealized appreciation (depreciation) on investments		14,545,632
Net Assets, for 9,406,816 shares outstanding		$ 114,406,998
Net Asset Value, offering price and redemption price per share ($114,406,998 ÷ 9,406,816 shares)		$ 12.16

Statement of Operations

	Year ended December 31, 2013

Investment Income
Income distributions from underlying funds		$ 1,936,761

Expenses
Independent trustees' compensation	$ 337
Total expenses before reductions	337
Expense reductions	(337)	0
Net investment income (loss)		1,936,761
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	53,899
Capital gain distributions from underlying funds	1,940,154
Total net realized gain (loss)		1,994,053
Change in net unrealized appreciation (depreciation) on underlying funds		12,823,189
Net gain (loss)		14,817,242
Net increase (decrease) in net assets resulting from operations		$ 16,754,003

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,936,761	$ 1,431,137
Net realized gain (loss)	1,994,053	1,044,262
Change in net unrealized appreciation (depreciation)	12,823,189	5,915,089
Net increase (decrease) in net assets resulting from operations	16,754,003	8,390,488
Distributions to shareholders from net investment income	(1,950,892)	(1,413,412)
Distributions to shareholders from net realized gain	(1,204,571)	(635,830)
Total distributions	(3,155,463)	(2,049,242)
Share transactions Proceeds from sales of shares	30,370,562	15,180,056
Reinvestment of distributions	3,155,463	2,049,242
Cost of shares redeemed	(5,104,660)	(3,461,941)
Net increase (decrease) in net assets resulting from share transactions	28,421,365	13,767,357
Total increase (decrease) in net assets	42,019,905	20,108,603

Net Assets
Beginning of period	72,387,093	52,278,490
End of period (including undistributed net investment income of $0 and undistributed net investment income of $12,050, respectively)	$ 114,406,998	$ 72,387,093
Other Information Shares
Sold	2,662,862	1,482,314
Issued in reinvestment of distributions	266,775	198,583
Redeemed	(447,523)	(339,917)
Net increase (decrease)	2,482,114	1,340,980

Financial Highlights

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.45	$ 9.36	$ 9.83	$ 8.73	$ 7.04
Income from Investment Operations
Net investment income (loss) C	.24	.24	.22	.21	.28
Net realized and unrealized gain (loss)	1.83	1.16	(.44)	1.17	1.79
Total from investment operations	2.07	1.40	(.22)	1.38	2.07
Distributions from net investment income	(.21)	(.21)	(.21)	(.20)	(.25)
Distributions from net realized gain	(.15)	(.10)	(.04)	(.08)	(.13)
Total distributions	(.36)	(.31)	(.25)	(.28)	(.38)
Net asset value, end of period	$ 12.16	$ 10.45	$ 9.36	$ 9.83	$ 8.73
Total Return A, B	19.95%	15.05%	(2.28)%	15.80%	29.95%
Ratios to Average Net Assets D, F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	2.09%	2.33%	2.26%	2.28%	3.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 114,407	$ 72,387	$ 52,278	$ 44,530	$ 32,981
Portfolio turnover rate D	15%	13%	15%	29%	18%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2030 Portfolio

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
VIP Contrafund Portfolio Investor Class	10.8	9.1
VIP Equity-Income Portfolio Investor Class	11.0	9.7
VIP Growth & Income Portfolio Investor Class	12.8	11.1
VIP Growth Portfolio Investor Class	11.3	9.2
VIP Mid Cap Portfolio Investor Class	3.2	2.7
VIP Value Portfolio Investor Class	8.2	7.2
VIP Value Strategies Portfolio Investor Class	4.1	3.5
	61.4	52.5
Developed International Equity Funds
VIP Overseas Portfolio Investor Class R	21.0	14.5
Emerging Markets Equity Funds
VIP Emerging Markets Portfolio Investor Class R	5.4	4.2
High Yield Bond Funds
VIP High Income Portfolio Investor Class	6.8	7.3
Investment Grade Bond Funds
VIP Investment Grade Bond Portfolio Investor Class	5.4	21.5
Net Other Assets (Liabilities)*	0.0	0.0
	100.0	100.0

* Amount represents less than 0.1%.

Asset Allocation (% of fund's net assets)
Period end
Domestic Equity Funds	61.4%
Developed International Equity Funds	21.0%
Emerging Markets Equity Funds	5.4%
High Yield Bond Funds	6.8%
Investment Grade Bond Funds	5.4%

Six months ago
Domestic Equity Funds	52.5%
Developed International Equity Funds	14.5%
Emerging Markets Equity Funds	4.2%
High Yield Bond Funds	7.3%
Investment Grade Bond Funds	21.5%

Annual Report

VIP Investor Freedom 2030 Portfolio

Investments December 31, 2013

Showing Percentage of Net Assets

Domestic Equity Funds - 61.4%
	Shares	Value
Domestic Equity Funds - 61.4%
VIP Contrafund Portfolio Investor Class (a)	351,562	$ 12,030,459
VIP Equity-Income Portfolio Investor Class (a)	525,861	12,205,231
VIP Growth & Income Portfolio Investor Class (a)	744,635	14,215,080
VIP Growth Portfolio Investor Class (a)	219,957	12,535,331
VIP Mid Cap Portfolio Investor Class (a)	99,103	3,592,490
VIP Value Portfolio Investor Class (a)	601,540	9,125,369
VIP Value Strategies Portfolio Investor Class (a)	314,933	4,506,694
TOTAL DOMESTIC EQUITY FUNDS (Cost $57,618,685)		68,210,654
International Equity Funds - 26.4%

Developed International Equity Funds - 21.0%
VIP Overseas Portfolio Investor Class R (a)	1,137,508	23,409,916
Emerging Markets Equity Funds - 5.4%
VIP Emerging Markets Portfolio Investor Class R (a)	665,707	5,978,050
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $26,825,604)		29,387,966
Bond Funds - 12.2%
	Shares	Value
High Yield Bond Funds - 6.8%
VIP High Income Portfolio Investor Class (a)	1,299,104	$ 7,508,823
Investment Grade Bond Funds - 5.4%
VIP Investment Grade Bond Portfolio Investor Class (a)	491,066	6,049,929
TOTAL BOND FUNDS (Cost $14,150,208)		13,558,752
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $98,594,497)	111,157,372
NET OTHER ASSETS (LIABILITIES) - 0.0%	(12)
NET ASSETS - 100%	$ 111,157,360
Legend
(a) Affiliated company
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
VIP Contrafund Portfolio Investor Class	$ 5,999,944	$ 4,600,514	$ 727,655	$ 105,039	$ 12,030,459
VIP Emerging Markets Portfolio Investor Class R	3,100,173	2,999,927	259,588	36,645	5,978,050
VIP Equity-Income Portfolio Investor Class	6,417,890	5,702,172	1,008,174	265,842	12,205,231
VIP Growth & Income Portfolio Investor Class	7,253,950	5,615,686	1,247,692	225,200	14,215,080
VIP Growth Portfolio Investor Class	5,950,361	4,625,695	660,200	23,489	12,535,331
VIP High Income Portfolio Investor Class	5,141,337	3,068,865	644,399	432,811	7,508,823
VIP Investment Grade Bond Portfolio Investor Class	14,706,193	8,745,078	16,800,419	230,973	6,049,929
VIP Mid Cap Portfolio Investor Class	1,786,521	1,710,228	269,906	13,566	3,592,490
VIP Overseas Portfolio Investor Class R	10,117,903	10,707,278	1,012,983	257,128	23,409,916
VIP Value Portfolio Investor Class	4,770,607	4,216,082	882,585	85,122	9,125,369
VIP Value Strategies Portfolio Investor Class	2,365,513	1,728,202	393,758	33,706	4,506,694
Total	$ 67,610,392	$ 53,719,727	$ 23,907,359	$ 1,709,521	$ 111,157,372
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

VIP Investor Freedom 2030 Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (cost $98,594,497) - See accompanying schedule		$ 111,157,372
Receivable for fund shares sold		190,999
Total assets		111,348,371

Liabilities
Payable to custodian bank	$ 12
Payable for investments purchased	190,999
Total liabilities		191,011

Net Assets		$ 111,157,360
Net Assets consist of:
Paid in capital		$ 97,625,511
Accumulated undistributed net realized gain (loss) on investments		968,974
Net unrealized appreciation (depreciation) on investments		12,562,875
Net Assets, for 9,413,271 shares outstanding		$ 111,157,360
Net Asset Value, offering price and redemption price per share ($111,157,360 ÷ 9,413,271 shares)		$ 11.81

Statement of Operations

	Year ended December 31, 2013

Investment Income
Income distributions from underlying funds		$ 1,709,521

Expenses
Independent trustees' compensation	$ 321
Total expenses before reductions	321
Expense reductions	(321)	0
Net investment income (loss)		1,709,521
Realized and Unrealized Gain (Loss) Realized gain (loss) on sale of underlying fund shares	62,750
Capital gain distributions from underlying funds	1,975,430
Total net realized gain (loss)		2,038,180
Change in net unrealized appreciation (depreciation) on underlying funds		13,671,862
Net gain (loss)		15,710,042
Net increase (decrease) in net assets resulting from operations		$ 17,419,563

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,709,521	$ 1,392,131
Net realized gain (loss)	2,038,180	1,001,748
Change in net unrealized appreciation (depreciation)	13,671,862	6,006,253
Net increase (decrease) in net assets resulting from operations	17,419,563	8,400,132
Distributions to shareholders from net investment income	(1,740,415)	(1,374,905)
Distributions to shareholders from net realized gain	(1,263,165)	(559,799)
Total distributions	(3,003,580)	(1,934,704)
Share transactions Proceeds from sales of shares	32,221,718	12,028,776
Reinvestment of distributions	3,003,580	1,934,704
Cost of shares redeemed	(6,094,311)	(4,296,927)
Net increase (decrease) in net assets resulting from share transactions	29,130,987	9,666,553
Total increase (decrease) in net assets	43,546,970	16,131,981

Net Assets
Beginning of period	67,610,390	51,478,409
End of period (including undistributed net investment income of $0 and undistributed net investment income of $18,120, respectively)	$ 111,157,360	$ 67,610,390
Other Information Shares
Sold	2,942,684	1,232,069
Issued in reinvestment of distributions	262,749	195,881
Redeemed	(550,526)	(437,722)
Net increase (decrease)	2,654,907	990,228

Financial Highlights

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00	$ 8.92	$ 9.41	$ 8.38	$ 6.66
Income from Investment Operations
Net investment income (loss) C	.21	.22	.20	.19	.21
Net realized and unrealized gain (loss)	1.95	1.16	(.46)	1.15	1.85
Total from investment operations	2.16	1.38	(.26)	1.34	2.06
Distributions from net investment income	(.19)	(.21)	(.20)	(.18)	(.20)
Distributions from net realized gain	(.16)	(.09)	(.03)	(.13)	(.14)
Total distributions	(.35)	(.30)	(.23)	(.31)	(.34)
Net asset value, end of period	$ 11.81	$ 10.00	$ 8.92	$ 9.41	$ 8.38
Total Return A, B	21.72%	15.50%	(2.78)%	16.12%	31.57%
Ratios to Average Net Assets D, F
Expenses before reductions E	.00%	.00%	.00%	.00%	.00%
Expenses net of fee waivers, if any	.00%	.00%	.00%	.00%	.00%
Expenses net of all reductions	.00%	.00%	.00%	.00%	.00%
Net investment income (loss)	1.94%	2.28%	2.16%	2.20%	2.86%
Supplemental Data
Net assets, end of period (000 omitted)	$ 111,157	$ 67,610	$ 51,478	$ 46,070	$ 34,560
Portfolio turnover rate D	27%	14%	14%	26%	21%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Amounts do not include the activity of the Underlying Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the Fund invests.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP Investor Freedom Income Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio and VIP Investor Freedom 2030 Portfolio (the Funds) are funds of Variable Insurance Products Fund V. The Variable Insurance Products Fund V (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. The Funds invest primarily in a combination of other VIP equity, bond, and short-term funds (the Underlying Funds) managed by Fidelity Management & Research Company (FMR). Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds. Although not included in each Fund's expenses, each Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Funds' federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds and losses deferred due to wash sales.

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
VIP Investor Freedom Income	$ 58,370,642	$ 2,880,395	$ (1,036,756)	$ 1,843,639
VIP Investor Freedom 2005	18,272,145	1,060,095	(420,317)	639,778
VIP Investor Freedom 2010	60,596,248	3,775,625	(1,800,629)	1,974,996
VIP Investor Freedom 2015	91,254,719	8,182,308	(2,215,956)	5,966,352
VIP Investor Freedom 2020	149,776,057	15,400,607	(4,084,039)	11,316,568
VIP Investor Freedom 2025	100,256,590	16,307,253	(2,156,846)	14,150,407
VIP Investor Freedom 2030	98,984,399	14,207,626	(2,034,653)	12,172,973

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation)
VIP Investor Freedom Income	$ 1,791	$ 453,004	$ 1,843,639
VIP Investor Freedom 2005	1,002	174,118	639,778
VIP Investor Freedom 2010	56,779	741,374	1,974,996
VIP Investor Freedom 2015	36,265	1,091,603	5,966,352
VIP Investor Freedom 2020	15,814	1,885,439	11,316,568
VIP Investor Freedom 2025	-	1,393,273	14,150,407
VIP Investor Freedom 2030	-	1,358,875	12,172,973

The tax character of distributions paid was as follows:

December 31, 2013
	Ordinary Income	Long-term Capital Gains	Total
VIP Investor Freedom Income	$ 1,018,212	$ 215,280	$ 1,233,492
VIP Investor Freedom 2005	359,192	106,309	465,501
VIP Investor Freedom 2010	1,392,529	386,159	1,778,688
VIP Investor Freedom 2015	2,103,619	628,987	2,732,606
VIP Investor Freedom 2020	3,527,780	1,100,126	4,627,906
VIP Investor Freedom 2025	2,565,746	589,717	3,155,463
VIP Investor Freedom 2030	2,420,697	582,883	3,003,580
December 31, 2012
	Ordinary Income	Long-term Capital Gains	Total
VIP Investor Freedom Income	$ 848,664	$ 241,738	$ 1,090,402
VIP Investor Freedom 2005	329,447	74,003	403,450
VIP Investor Freedom 2010	1,550,928	214,919	1,765,847
VIP Investor Freedom 2015	2,199,321	450,154	2,649,475
VIP Investor Freedom 2020	3,407,274	587,331	3,994,605
VIP Investor Freedom 2025	1,858,007	191,235	2,049,242
VIP Investor Freedom 2030	1,780,830	153,874	1,934,704

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Purchases and redemptions of the Underlying Fund shares are noted in the table below.

	Purchases ($)	Redemptions ($)
VIP Investor Freedom Income	36,519,387	16,102,102
VIP Investor Freedom 2005	11,366,551	7,582,868
VIP Investor Freedom 2010	15,913,393	13,538,431
VIP Investor Freedom 2015	28,332,643	18,877,600
VIP Investor Freedom 2020	53,289,756	31,868,561
VIP Investor Freedom 2025	43,094,037	13,951,220
VIP Investor Freedom 2030	53,719,727	23,907,359

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers, Inc. (the investment adviser), an affiliate of FMR, provides the Funds with investment management related services. The Funds do not pay any fees for these services.

Other Transactions. The investment adviser has entered into an administration agreement with FMR under which FMR provides management and administrative services (other than investment advisory services) necessary for the operation of each Fund. Pursuant to this agreement, FMR pays all expenses of each Fund, excluding the compensation of the independent Trustees and certain other expenses such as interest expense. FMR also contracts with other Fidelity companies to perform the services necessary for the operation of each Fund. The Funds do not pay any fees for these services.

5. Expense Reductions.

FMR voluntarily agreed to reimburse each Fund to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following Funds were in reimbursement during the period:

	Expense Limitations	Reimbursement
VIP Investor Freedom Income	0%	$ 180
VIP Investor Freedom 2005	0%	61
VIP Investor Freedom 2010	0%	221
VIP Investor Freedom 2015	0%	329
VIP Investor Freedom 2020	0%	529
VIP Investor Freedom 2025	0%	337
VIP Investor Freedom 2030	0%	321

6. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of all of the outstanding shares of the Funds.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products V and the Shareholders of VIP Investor Freedom Income Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio and VIP Investor Freedom 2030 Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Investor Freedom Income Portfolio, VIP Investor Freedom 2005 Portfolio, VIP Investor Freedom 2010 Portfolio, VIP Investor Freedom 2015 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio and VIP Investor Freedom 2030 Portfolio (the Funds), each a fund of Variable Insurance Products V Trust at December 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 20, 2014

Annual Report

Trustees and Officers

The Trustees and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each VIP Investor Freedom Portfolio and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each VIP Investor Freedom Portfolio's activities, review contractual arrangements with companies that provide services to each VIP Investor Freedom Portfolio, oversee management of the risks associated with such activities and contractual arrangements, and review each VIP Investor Freedom Portfolio's performance. If the interests of a VIP Investor Freedom Portfolio and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the VIP Investor Freedom Portfolio to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers and the Trustees would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Elizabeth S. Acton and James C. Curvey, each of the Trustees oversees 223 funds. Ms. Acton oversees 205 funds. Mr. Curvey oversees 396 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President of FMR LLC (2013-present), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013 Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2006 Trustee Chairman of the Independent Trustees

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), a member of the Board of Trustees, Rutgers University (2004-present), and Chairman of the Board of Barnabas Health Care System. Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

Kenneth L. Wolfe (1939)
Year of Election or Appointment: 2005 Trustee

Mr. Wolfe also serves as Trustee of other Fidelity funds. Prior to his retirement, Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer (1994-2001) of Hershey Foods Corporation. He also served as a member of the Boards of Adelphia Communications Corporation (telecommunications, 2003-2006), Bausch & Lomb, Inc. (medical/pharmaceutical, 1993-2007), and Revlon, Inc. (personal care products, 2004-2009). Mr. Wolfe previously served as Chairman of the Independent Trustees of other Fidelity funds (2008-2012).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Officers:

Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Bruce T. Herring (1965)
Year of Election or Appointment: 2013 Vice President of Fidelity's Asset Allocation Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Charles S. Morrison (1960)
Year of Election or Appointment: 2012 Vice President

Mr. Morrison also serves as Vice President of other funds. He serves as President, Fixed Income and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Fixed Income Division.

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Derek L. Young (1964)
Year of Election or Appointment: 2009 Vice President of Fidelity's Asset Allocation Funds

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

Fund	Pay Date	Record Date	Capital Gains
VIP Investor Freedom Income Portfolio	02/14/2014	02/14/2014	$0.085
VIP Investor Freedom 2005 Portfolio	02/14/2014	02/14/2014	$0.102
VIP Investor Freedom 2010 Portfolio	02/14/2014	02/14/2014	$0.160
VIP Investor Freedom 2015 Portfolio	02/14/2014	02/14/2014	$0.135
VIP Investor Freedom 2020 Portfolio	02/14/2014	02/14/2014	$0.133
VIP Investor Freedom 2025 Portfolio	02/14/2014	02/14/2014	$0.144
VIP Investor Freedom 2030 Portfolio	02/14/2014	02/14/2014	$0.140

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2013, or, if subsequently determined to be different, the net capital gain of such year.

Fund
VIP Investor Freedom Income Portfolio	$458,987
VIP Investor Freedom 2005 Portfolio	$175,310
VIP Investor Freedom 2010 Portfolio	$747,092
VIP Investor Freedom 2015 Portfolio	$1,099,775
VIP Investor Freedom 2020 Portfolio	$1,899,913
VIP Investor Freedom 2025 Portfolio	$1,417,812
VIP Investor Freedom 2030 Portfolio	$1,390,648

A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax:

VIP Investor Freedom Income Portfolio	8.09%
VIP Investor Freedom 2005 Portfolio	5.87%
VIP Investor Freedom 2010 Portfolio	5.03%
VIP Investor Freedom 2015 Portfolio	4.79%
VIP Investor Freedom 2020 Portfolio	4.20%
VIP Investor Freedom 2025 Portfolio	3.22%
VIP Investor Freedom 2030 Portfolio	1.28%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	February 2013	December 2013
VIP Investor Freedom Income Portfolio	5%	11%
VIP Investor Freedom 2005 Portfolio	8%	16%
VIP Investor Freedom 2010 Portfolio	2%	19%
VIP Investor Freedom 2015 Portfolio	7%	21%
VIP Investor Freedom 2020 Portfolio	2%	23%
VIP Investor Freedom 2025 Portfolio	4%	26%
VIP Investor Freedom 2030 Portfolio	5%	32%

Annual Report

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
VIP Investor Freedom Income Portfolio	02/15/2013	$0.0001	$0.0000
	12/27/2013	$0.0113	$0.0007
VIP Investor Freedom 2005 Portfolio	02/15/2013	$0.0001	$0.0000
	12/27/2013	$0.0178	$0.0011
VIP Investor Freedom 2010 Portfolio	02/15/2013	$0.0006	$0.0000
	12/27/2013	$0.0248	$0.0015
VIP Investor Freedom 2015 Portfolio	02/15/2013	$0.0002	$0.0000
	12/27/2013	$0.0274	$0.0017
VIP Investor Freedom 2020 Portfolio	02/15/2013	$0.0002	$0.0000
	12/27/2013	$0.0291	$0.0018
VIP Investor Freedom 2025 Portfolio	02/15/2013	$0.0003	$0.0000
	12/27/2013	$0.0349	$0.0021
VIP Investor Freedom 2030 Portfolio	02/15/2013	$0.0004	$0.0000
	12/27/2013	$0.0431	$0.0026

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Investor Freedom Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract (the Advisory Contract) with Strategic Advisers, Inc. (Strategic Advisers) and the administration agreement for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contract, including the services and support provided to each fund and its shareholders. The Board has established four standing committees, Operations, Audit, Fair Valuation, and Governance and Nominating, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and, among other matters, considers matters specifically related to the annual consideration of the renewal of each fund's Advisory Contract. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contract. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract was in the best interests of each fund and its shareholders and the fact that no fees are payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. In reaching its determination, the Board was aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Strategic Advisers, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups with responsibility for the underlying Fidelity funds in which each fund invests. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity affiliates under the Advisory Contract and the administration agreement and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the combination of several funds with other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; and (xi) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Annual Report

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the investment adviser about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for each fund for different time periods, measured against one or more securities market indices, including a customized blended index representative of the fund's asset classes (each a "benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and the investment adviser's explanations for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses, including acquired fund fees and expenses, but after transaction costs, if any) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; the extent to which particular underlying funds affected performance; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contract should benefit each fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board noted that the funds do not pay Strategic Advisers a management fee for investment advisory services. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes, and also considered that each fund bears indirectly the expenses of the underlying Fidelity funds in which it invests. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 50% would mean that half of the funds in the Total Mapped Group had higher, and half had lower, management fees than a fund. The funds' actual TMG %s are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Investor Freedom 2005 Portfolio

VIP Investor Freedom 2010 Portfolio

Annual Report

VIP Investor Freedom 2015 Portfolio

VIP Investor Freedom 2020 Portfolio

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Investor Freedom 2025 Portfolio

VIP Investor Freedom 2030 Portfolio

Annual Report

VIP Investor Freedom Income Portfolio

The Board noted that each fund's management fee rate of 0.00% ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board further noted that many peer funds pay fund-level expenses, including management fees, to which the funds are not subject.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each fund's total expense ratio, the Board noted that each fund invests in Investor Class of the underlying Fidelity fund to avoid charging fund-paid 12b-1 fees at both fund levels. The Board considered that the funds do not pay transfer agent fees. Instead, Investor Class of each underlying Fidelity fund bears its pro rata portion of each fund's transfer agent fee according to the percentage of each fund's assets invested in that underlying fund. The Board further noted that Fidelity Management & Research Company (FMR) pays all other expenses of each fund, with limited exceptions.

The Board noted that each fund's total expense ratio ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other mutual funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, including the Fidelity funds in which the funds invest.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the renewal of each fund's Advisory Contract because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Economies of Scale. The Board concluded that because the funds do not pay management fees and FMR pays all other expenses of each fund, with limited exceptions, economies of scale cannot be realized by the funds, but may be realized by the other Fidelity funds in which each fund invests, many of which may benefit from breakpoints in the group fee arrangement.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contract should be renewed.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Administrator

Fidelity Management & Research Company
Boston, MA

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPIFF-ANN-0214
1.814507.108

Fidelity® Variable Insurance Products:
Strategic Income Portfolio

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
VIP Strategic Income Portfolio - Initial Class	0.29%	10.58%	6.60%
VIP Strategic Income Portfolio - Service Class	0.19%	10.48%	6.48%
VIP Strategic Income Portfolio - Service Class 2	0.03%	10.32%	6.32%
VIP Strategic Income Portfolio - Investor Class A	0.27%	10.56%	6.56%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Strategic Income Portfolio - Initial Class on December 31, 2003. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a "perfect 10," with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year's waning months. More generally, concern over EM's slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned -2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the -2.02% return of the Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned -2.01%, while ultra-safe U.S. Treasuries saw a -2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logging a -1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning -6.58%.

Comments from Joanna Bewick, Lead Portfolio Manager of VIP Strategic Income Portfolio: For the year, the fund's share classes fell short of the 0.87% result for the Fidelity Strategic Income Composite IndexSM. (For specific portfolio results, please refer to the performance section of this report). On a relative basis, security selection in the fund's high-yield bond subportfolio was the biggest detractor from results. It was a relatively healthy environment for high yield, as investors' appetite for riskier assets grew amid global economic improvement and yields were on the rise. So, the fund's overweighting in this asset class contributed, but not enough to offset what we lost from security selection. Conversely, relative results were boosted by our choices within emerging-markets (EM) debt. In aggregate, our asset allocation decisions benefited results; however, security selection within the fund's subportfolios was essentially flat. Within the individual subportfolios, the high-yield sleeve had a tough run due to investments in higher-quality, longer-duration credits, which came under pressure after the Fed announced it would begin tapering its asset-purchase program. On the flip side, security selection in the EM debt subportfolio was lifted by positioning in Argentina, including a notable overweighting and solid picks among corporate bonds and short-dated securities.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Initial Class	.67%
Actual		$ 1,000.00	$ 1,025.70	$ 3.42
HypotheticalA		$ 1,000.00	$ 1,021.83	$ 3.41
Service Class	.77%
Actual		$ 1,000.00	$ 1,024.70	$ 3.93
HypotheticalA		$ 1,000.00	$ 1,021.32	$ 3.92
Service Class 2.92%
Actual		$ 1,000.00	$ 1,025.00	$ 4.70
HypotheticalA		$ 1,000.00	$ 1,020.57	$ 4.69
Investor Class	.70%
Actual		$ 1,000.00	$ 1,025.50	$ 3.57
HypotheticalA		$ 1,000.00	$ 1,021.68	$ 3.57

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio.

In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were less than .01%.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's fixed-income central funds.
Top Five Holdings as of December 31, 2013
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
U.S. Treasury Obligations	16.7	19.5
German Federal Republic	2.5	2.7
Canadian Government	2.4	2.3
Japan Government	2.4	2.3
Freddie Mac	2.2	2.3
	26.2
Top Five Market Sectors as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	9.5	8.1
Consumer Discretionary	7.6	6.7
Energy	6.5	6.6
Telecommunication Services	5.4	4.7
Industrials	4.8	4.2
Quality Diversification (% of fund's net assets)
As of December 31, 2013	As of June 30, 2013
U.S. Government and U.S. Government Agency Obligations† 25.2%	U.S. Government and U.S. Government Agency Obligations† 28.9%
AAA,AA,A 11.6%	AAA,AA,A 12.1%
BBB 11.0%	BBB 9.5%
BB 18.1%	BB 14.3%
B 19.8%	B 22.3%
CCC,CC,C 7.3%	CCC,CC,C 5.6%
D 0.1%	D 0.1%
Not Rated 1.7%	Not Rated 2.5%
Equities 1.0%	Equities 0.7%
Short-Term Investments and Net Other Assets 4.2%	Short-Term Investments and Net Other Assets 4.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of December 31, 2013*	As of June 30, 2013**
Preferred Securities 0.8%	Preferred Securities 0.6%
Corporate Bonds 43.6%	Corporate Bonds 41.2%
U.S. Government and U.S. Government Agency Obligations† 25.2%	U.S. Government and U.S. Government Agency Obligations† 28.9%
Foreign Government & Government Agency Obligations 22.4%	Foreign Government & Government Agency Obligations 21.9%
Bank Loan Obligations 2.5%	Bank Loan Obligations 2.5%
Stocks 1.0%	Stocks 0.7%
Other Investments 0.3%	Other Investments 0.2%
Short-Term Investments and Net Other Assets (Liabilities) 4.2%	Short-Term Investments and Net Other Assets (Liabilities) 4.0%

* Foreign investments	35.7%	** Foreign investments	35.1%
* Futures and Swaps	1.1%	** Futures and Swaps	0.2%
† Includes NCUA Guaranteed Notes

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Nonconvertible Bonds - 43.6%
		Principal Amount (d)	Value
CONSUMER DISCRETIONARY - 6.5%
Auto Components - 0.8%
Affinia Group, Inc. 7.75% 5/1/21		$ 110,000	$ 115,500
Chassix Holdings, Inc. 10% 12/15/18 pay-in-kind (f)(l)		240,000	238,800
Chassix, Inc. 9.25% 8/1/18 (f)		715,000	761,475
Cooper Standard Auto, Inc. 8.5% 5/1/18		145,000	153,700
Dana Holding Corp.:
5.375% 9/15/21		380,000	381,425
6% 9/15/23		380,000	380,950
6.5% 2/15/19		345,000	366,563
6.75% 2/15/21		1,105,000	1,187,875
Delphi Corp.:
5% 2/15/23		953,000	980,399
5.875% 5/15/19		500,000	528,750
6.125% 5/15/21		490,000	543,288
Exide Technologies 8.625% 2/1/18 (c)		1,190,000	850,850
International Automotive Components Group SA 9.125% 6/1/18 (f)		495,000	516,038
Lear Corp. 4.75% 1/15/23 (f)		665,000	623,438
Pittsburgh Glass Works LLC 8% 11/15/18 (f)		230,000	242,075
PT Gadjah Tunggal Tbk 7.75% 2/6/18 (f)		300,000	294,750
Schaeffler Holding Finance BV 6.875% 8/15/18 pay-in-kind (f)(l)		445,000	471,700
Stoneridge, Inc. 9.5% 10/15/17 (f)		200,000	217,000
Tenneco, Inc. 6.875% 12/15/20		545,000	595,413
			9,449,989
Automobiles - 0.0%
General Motors Corp.:
6.75% 5/1/28 (c)		692,000	0
7.125% 7/15/49 (c)		140,000	0
7.2% 1/15/11 (c)		350,000	0
7.4% 9/1/25 (c)		45,000	0
7.7% 4/15/16 (c)		531,000	0
8.25% 7/15/23 (c)		415,000	0
8.375% 7/15/33 (c)		605,000	0
			0
Distributors - 0.0%
American Builders & Contractors Supply Co., Inc. 5.625% 4/15/21 (f)		160,000	160,800
LKQ Corp. 4.75% 5/15/23 (f)		115,000	106,950
			267,750
Diversified Consumer Services - 0.2%
Laureate Education, Inc. 9.25% 9/1/19 (f)		1,950,000	2,120,625

		Principal Amount (d)	Value
Hotels, Restaurants & Leisure - 1.2%
Arcos Dorados Holdings, Inc. 10.25% 7/13/16 (f)	BRL	1,900,000	$ 757,020
Caesars Entertainment Operating Co., Inc. 8.5% 2/15/20		705,000	678,563
Choice Hotels International, Inc. 5.75% 7/1/22		145,000	151,344
FelCor Lodging LP 5.625% 3/1/23		440,000	429,000
Graton Economic Development Authority 9.625% 9/1/19 (f)		1,080,000	1,252,800
MCE Finance Ltd. 5% 2/15/21 (f)		1,175,000	1,145,625
Mohegan Tribal Gaming Authority 11% 9/15/18 pay-in-kind (f)(l)		125,000	125,469
MTR Gaming Group, Inc. 11.5% 8/1/19 pay-in-kind		317,080	352,355
Palace Entertainment Holdings LLC/Corp. 8.875% 4/15/17 (f)		100,000	100,000
Playa Resorts Holding BV 8% 8/15/20 (f)		1,085,000	1,151,456
RHP Hotel Properties LP/RHP Finance Co. 5% 4/15/21		460,000	454,250
Seven Seas Cruises S de RL LLC 9.125% 5/15/19		60,000	66,075
Six Flags Entertainment Corp. 5.25% 1/15/21 (f)		785,000	767,338
Waterford Gaming LLC/Waterford Gaming Finance Corp. 8.625% 9/15/14 (f)		36,247	7,264
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
4.25% 5/30/23 (f)		790,000	740,625
5.375% 3/15/22		1,440,000	1,454,400
7.75% 8/15/20		2,890,000	3,244,025
Wynn Macau Ltd. 5.25% 10/15/21 (f)		520,000	522,600
			13,400,209
Household Durables - 1.0%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (f)		335,000	336,675
Brookfield Residential Properties, Inc. 6.5% 12/15/20 (f)		740,000	767,750
D.R. Horton, Inc.:
4.375% 9/15/22		565,000	526,863
4.75% 2/15/23		225,000	213,750
5.75% 8/15/23		200,000	203,500
Jarden Corp. 6.125% 11/15/22		10,000	10,700
Reliance Intermediate Holdings LP 9.5% 12/15/19 (f)		485,000	528,650
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.75% 10/15/20		2,555,000	2,606,100
6.875% 2/15/21		565,000	608,788
7.125% 4/15/19		1,185,000	1,262,025
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA: - continued
8.25% 2/15/21		$ 625,000	$ 667,188
8.5% 5/15/18 (e)		45,000	47,475
9% 4/15/19		505,000	541,613
9.875% 8/15/19		405,000	450,563
Standard Pacific Corp.:
8.375% 5/15/18		220,000	258,500
8.375% 1/15/21		420,000	489,300
Tempur Sealy International, Inc. 6.875% 12/15/20		210,000	228,900
Toll Brothers Finance Corp.:
4.375% 4/15/23		675,000	626,063
5.875% 2/15/22		565,000	584,775
William Lyon Homes, Inc. 8.5% 11/15/20 (f)		250,000	270,625
			11,229,803
Internet & Catalog Retail - 0.0%
Netflix, Inc. 5.375% 2/1/21 (f)		420,000	425,250
Leisure Equipment & Products - 0.0%
Easton-Bell Sports, Inc. 9.75% 12/1/16		120,000	125,701
Media - 2.7%
AMC Networks, Inc. 4.75% 12/15/22		320,000	304,800
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23		690,000	639,975
5.25% 3/15/21 (f)		520,000	496,600
5.25% 9/30/22		740,000	690,975
5.75% 9/1/23 (f)		415,000	393,213
6.5% 4/30/21		935,000	960,713
6.625% 1/31/22		820,000	844,600
7.375% 6/1/20		555,000	600,788
8.125% 4/30/20		565,000	613,025
Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (f)		660,000	676,500
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125% 12/15/21 (f)		1,490,000	1,396,875
Checkout Holding Corp. 0% 11/15/15 (f)		280,000	231,000
Cinemark U.S.A., Inc.:
4.875% 6/1/23		525,000	493,500
5.125% 12/15/22		155,000	149,963
Clear Channel Communications, Inc.:
5.5% 9/15/14		50,000	49,750

		Principal Amount (d)	Value
14% 2/1/21 pay-in-kind (f)		$ 781,155	$ 702,389
Clear Channel Worldwide Holdings, Inc.:
6.5% 11/15/22		825,000	836,344
6.5% 11/15/22		2,235,000	2,282,494
DIRECTV Holdings LLC 2.75% 5/19/23	EUR	675,000	867,263
DISH DBS Corp.:
5% 3/15/23		1,146,000	1,068,645
5.125% 5/1/20		50,000	50,125
5.875% 7/15/22		2,565,000	2,565,000
6.75% 6/1/21		890,000	943,400
DreamWorks Animation SKG, Inc. 6.875% 8/15/20 (f)		245,000	259,088
EchoStar Communications Corp. 7.125% 2/1/16		760,000	841,700
GLP Capital LP/GLP Financing II, Inc.:
4.375% 11/1/18 (f)		210,000	214,725
4.875% 11/1/20 (f)		545,000	545,000
5.375% 11/1/23 (f)		430,000	422,475
Harron Communications LP/Harron Finance Corp. 9.125% 4/1/20 (f)		180,000	199,350
Liberty Media Corp.:
8.25% 2/1/30		1,295,000	1,379,175
8.5% 7/15/29		230,000	247,825
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 9.75% 4/1/21 (f)		1,560,000	1,723,800
MDC Partners, Inc. 6.75% 4/1/20 (f)		525,000	549,281
Quebecor Media, Inc. 5.75% 1/15/23		790,000	764,325
RCN Telecom Services LLC/RCN Capital Corp. 8.5% 8/15/20 (f)		165,000	166,650
Regal Entertainment Group:
5.75% 6/15/23		1,015,000	997,238
5.75% 2/1/25		150,000	141,375
Sinclair Television Group, Inc. 5.375% 4/1/21		520,000	512,200
Sirius XM Radio, Inc.:
4.25% 5/15/20 (f)		390,000	368,550
4.625% 5/15/23 (f)		260,000	235,300
5.25% 8/15/22 (f)		490,000	494,900
Starz LLC/Starz Finance Corp. 5% 9/15/19		440,000	449,900
TV Azteca SA de CV 7.5% 5/25/18 (Reg. S)		800,000	818,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.5% 1/15/23 (f)		575,000	557,750
			29,746,544
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - 0.3%
Asbury Automotive Group, Inc. 8.375% 11/15/20		$ 125,000	$ 140,469
CST Brands, Inc. 5% 5/1/23		140,000	135,100
HT Intermediate Holdings Corp. 12% 5/15/19 pay-in-kind (f)(l)		265,000	262,350
L Brands, Inc. 5.625% 10/15/23		520,000	527,800
Limited Brands, Inc. 5.625% 2/15/22		685,000	700,413
Petco Holdings, Inc. 8.5% 10/15/17 pay-in-kind (f)		540,000	550,800
Sally Holdings LLC 6.875% 11/15/19		325,000	359,125
Sonic Automotive, Inc. 5% 5/15/23		85,000	79,688
Spencer Spirit Holdings, Inc./Spencer Gifts LLC/Spirit Halloween Superstores 11% 5/1/17 (f)		255,000	273,488
Tenedora Nemak SA de CV 5.5% 2/28/23 (f)		200,000	196,000
			3,225,233
Textiles, Apparel & Luxury Goods - 0.3%
Burlington Holdings LLC/Burlington Holding Finance, Inc. 9% 2/15/18 pay-in-kind (f)(l)		209,000	214,225
Hanesbrands, Inc. 6.375% 12/15/20		640,000	699,200
Levi Strauss & Co.:
6.875% 5/1/22		375,000	412,500
7.625% 5/15/20		775,000	850,563
Polymer Group, Inc. 7.75% 2/1/19		135,000	143,944
PVH Corp. 4.5% 12/15/22		1,137,000	1,077,308
SIWF Merger Sub, Inc./Springs Industries, Inc. 6.25% 6/1/21 (f)		160,000	161,400
			3,559,140
TOTAL CONSUMER DISCRETIONARY			73,550,244
CONSUMER STAPLES - 1.5%
Food & Staples Retailing - 0.7%
BI-LO LLC/BI-LO Finance Corp.:
8.625% 9/15/18 pay-in-kind (f)(l)		465,000	485,925
9.25% 2/15/19 (f)		830,000	917,150
ESAL GmbH 6.25% 2/5/23 (f)		1,075,000	964,813
Grifols, Inc. 8.25% 2/1/18		430,000	458,488
Hawk Acquisition Sub, Inc. 4.25% 10/15/20 (f)		1,040,000	1,006,200
Rite Aid Corp.:
6.75% 6/15/21		1,740,000	1,824,825
8% 8/15/20		370,000	416,250
9.25% 3/15/20		845,000	969,638

		Principal Amount (d)	Value
10.25% 10/15/19		$ 160,000	$ 179,200
Roundys Supermarket, Inc. 10.25% 12/15/20 (f)		130,000	132,600
Shearers Foods LLC/Chip Finance Corp. 9% 11/1/19 (f)		152,000	160,360
Tops Markets LLC 8.875% 12/15/17 (f)		295,000	324,131
			7,839,580
Food Products - 0.4%
B&G Foods, Inc. 4.625% 6/1/21		565,000	542,400
FAGE Dairy Industry SA/FAGE U.S.A. Dairy Industry, Inc. 9.875% 2/1/20 (f)		1,390,000	1,452,550
Gruma S.A.B. de CV 7.75% (Reg. S) (g)		930,000	932,325
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 8.25% 2/1/20 (f)		330,000	358,050
Kazagro National Management Holding JSC 4.625% 5/24/23 (f)		200,000	182,000
Michael Foods, Inc. 9.75% 7/15/18		155,000	168,563
Post Holdings, Inc.:
7.375% 2/15/22		815,000	872,050
7.375% 2/15/22 (f)		155,000	165,850
			4,673,788
Household Products - 0.1%
Spectrum Brands Escrow Corp.:
6.375% 11/15/20 (f)		850,000	907,375
6.625% 11/15/22 (f)		175,000	186,156
			1,093,531
Personal Products - 0.3%
Elizabeth Arden, Inc. 7.375% 3/15/21		135,000	147,150
First Quality Finance Co., Inc. 4.625% 5/15/21 (f)		135,000	128,250
NBTY, Inc. 9% 10/1/18		425,000	465,906
Prestige Brands, Inc.:
5.375% 12/15/21 (f)		725,000	732,250
8.125% 2/1/20		75,000	84,000
Revlon Consumer Products Corp. 5.75% 2/15/21		1,979,000	1,951,789
			3,509,345
TOTAL CONSUMER STAPLES			17,116,244
ENERGY - 6.2%
Energy Equipment & Services - 0.5%
Atwood Oceanics, Inc. 6.5% 2/1/20		110,000	117,425
Basic Energy Services, Inc. 7.75% 10/15/22		375,000	387,188
Chesapeake Oilfield Operating LLC 6.625% 11/15/19 (e)		560,000	586,600
Forbes Energy Services Ltd. 9% 6/15/19		350,000	343,000
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
ENERGY - continued
Energy Equipment & Services - continued
Forum Energy Technologies, Inc. 6.25% 10/1/21 (f)		$ 280,000	$ 294,000
Offshore Group Investment Ltd.:
7.125% 4/1/23		1,445,000	1,473,900
7.5% 11/1/19		258,000	280,575
Pacific Drilling V Ltd. 7.25% 12/1/17 (f)		1,010,000	1,090,800
Precision Drilling Corp. 6.5% 12/15/21		90,000	95,850
Summit Midstream Holdings LLC 7.5% 7/1/21 (f)		220,000	229,900
Trinidad Drilling Ltd. 7.875% 1/15/19 (f)		140,000	148,750
Vier Gas Transport GmbH:
2.875% 6/12/25 (Reg. S)	EUR	300,000	402,931
3.125% 7/10/23	EUR	250,000	350,416
			5,801,335
Oil, Gas & Consumable Fuels - 5.7%
Access Midstream Partners LP/ACMP Finance Corp. 4.875% 5/15/23		735,000	709,275
Afren PLC:
6.625% 12/9/20 (f)		270,000	270,000
10.25% 4/8/19 (Reg. S)		200,000	231,000
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.:
4.75% 11/15/21 (f)		340,000	311,100
6.625% 10/1/20		500,000	522,500
Berry Petroleum Co. 10.25% 6/1/14		145,000	149,894
Calumet Specialty Products Partners LP/Calumet Finance Corp.:
9.375% 5/1/19		350,000	388,500
9.625% 8/1/20		485,000	544,413
Carrizo Oil & Gas, Inc. 8.625% 10/15/18		2,295,000	2,484,338
Chaparral Energy, Inc. 9.875% 10/1/20		155,000	175,150
Concho Resources, Inc.:
5.5% 4/1/23		1,370,000	1,411,100
6.5% 1/15/22		575,000	622,438
7% 1/15/21		250,000	275,000
Continental Resources, Inc.:
5% 9/15/22		2,440,000	2,534,550
7.125% 4/1/21		215,000	243,756
8.25% 10/1/19		65,000	71,013
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6% 12/15/20		695,000	715,850
6.125% 3/1/22 (f)		390,000	399,750

		Principal Amount (d)	Value
7.75% 4/1/19		$ 675,000	$ 732,375
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22		755,000	741,788
Denbury Resources, Inc. 8.25% 2/15/20		308,000	339,185
Eagle Rock Energy Partners LP/Eagle Rock Energy Finance Corp. 8.375% 6/1/19		480,000	523,200
Energy Partners Ltd. 8.25% 2/15/18		1,090,000	1,171,750
Energy XXI Gulf Coast, Inc. 9.25% 12/15/17		540,000	600,750
Everest Acquisition LLC/Everest Acquisition Finance, Inc. 6.875% 5/1/19		560,000	602,700
Genesis Energy LP/Genesis Energy Finance Corp. 5.75% 2/15/21		250,000	252,813
Georgian Oil & Gas Corp. 6.875% 5/16/17 (f)		400,000	411,000
Goodrich Petroleum Corp. 8.875% 3/15/19		305,000	317,200
Halcon Resources Corp.:
8.875% 5/15/21		430,000	434,300
9.75% 7/15/20 (f)		265,000	276,263
Hiland Partners LP/Finance Corp. 7.25% 10/1/20 (f)		395,000	423,638
Holly Energy Partners LP/Holly Finance Corp. 6.5% 3/1/20		485,000	506,825
IPIC GMTN Ltd. 3.625% 5/30/23	EUR	450,000	633,748
KazMunaiGaz Finance Sub BV:
6.375% 4/9/21 (f)		320,000	347,200
7% 5/5/20 (f)		360,000	405,000
9.125% 7/2/18 (f)		380,000	460,750
KazMunaiGaz National Co.:
4.4% 4/30/23 (f)		285,000	264,338
5.75% 4/30/43 (f)		485,000	418,410
Kinder Morgan Holding Co. LLC:
5% 2/15/21 (f)		435,000	428,469
5.625% 11/15/23 (f)		525,000	508,324
Kodiak Oil & Gas Corp. 5.5% 1/15/21		215,000	214,463
Laredo Pete, Inc. 7.375% 5/1/22		600,000	651,000
Markwest Energy Partners LP/Markwest Energy Finance Corp.:
5.5% 2/15/23		235,000	236,763
6.25% 6/15/22		608,000	642,960
6.75% 11/1/20		160,000	173,600
Newfield Exploration Co.:
5.625% 7/1/24		525,000	522,375
6.875% 2/1/20		1,025,000	1,098,031
Northern Tier Energy LLC/Northern Tier Finance Corp. 7.125% 11/15/20		235,000	245,575
Pacific Rubiales Energy Corp.:
5.375% 1/26/19 (f)		275,000	277,750
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Pacific Rubiales Energy Corp.: - continued
7.25% 12/12/21 (f)		$ 805,000	$ 853,300
Pan American Energy LLC 7.875% 5/7/21 (f)		520,000	535,600
PBF Holding Co. LLC/PBF Finance Corp. 8.25% 2/15/20		930,000	1,009,050
Pemex Project Funding Master Trust:
6.625% 6/15/35		1,260,000	1,323,000
6.625% 6/15/38		50,000	51,500
8.625% 12/1/23		250,000	304,375
Petrobras Global Finance BV 2.3836% 1/15/19 (l)		725,000	708,688
Petrobras International Finance Co. Ltd.:
5.375% 1/27/21		525,000	521,004
6.875% 1/20/40		480,000	451,200
8.375% 12/10/18		495,000	579,695
Petroleos de Venezuela SA:
4.9% 10/28/14		1,970,000	1,797,625
8.5% 11/2/17 (f)		4,645,000	3,866,963
9% 11/17/21 (Reg. S)		330,000	245,025
9.75% 5/17/35 (f)		1,030,000	722,545
12.75% 2/17/22 (f)		1,675,000	1,528,438
Petroleos Mexicanos:
3.5% 1/30/23		495,000	453,544
4.875% 1/24/22		410,000	420,865
4.875% 1/18/24		280,000	280,000
5.5% 1/21/21		515,000	554,140
5.5% 6/27/44		755,000	688,938
6% 3/5/20		345,000	380,880
6.5% 6/2/41		1,040,000	1,086,800
6.625% (f)(g)		1,835,000	1,871,700
8% 5/3/19		230,000	278,875
Pioneer Natural Resources Co. 7.5% 1/15/20		640,000	775,978
PT Adaro Indonesia 7.625% 10/22/19 (f)		805,000	849,275
PT Pertamina Persero:
4.3% 5/20/23 (f)		400,000	348,000
4.875% 5/3/22 (f)		675,000	619,313
5.25% 5/23/21 (f)		295,000	283,938
5.625% 5/20/43 (f)		400,000	318,500
5.625% 5/20/43 (Reg. S)		200,000	159,250
6% 5/3/42 (f)		475,000	392,469
6.5% 5/27/41 (f)		515,000	450,625
QEP Resources, Inc. 5.25% 5/1/23		610,000	571,875
QR Energy LP/QRE Finance Corp. 9.25% 8/1/20		415,000	429,525
Range Resources Corp.:
5% 8/15/22		635,000	623,888

		Principal Amount (d)	Value
5% 3/15/23		$ 960,000	$ 938,400
5.75% 6/1/21		210,000	222,600
Rosetta Resources, Inc.:
5.625% 5/1/21		485,000	483,788
5.875% 6/1/22		545,000	540,913
9.5% 4/15/18		290,000	310,300
Sabine Pass Liquefaction LLC:
5.625% 2/1/21 (f)		525,000	513,188
5.625% 4/15/23 (f)		785,000	733,975
SemGroup Corp. 7.5% 6/15/21 (f)		440,000	465,300
Southern Star Central Corp. 6.75% 3/1/16		90,000	90,563
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.25% 5/1/23		135,000	130,781
6.375% 8/1/22		199,000	210,443
6.875% 2/1/21		240,000	258,000
Teekay Corp. 8.5% 1/15/20		295,000	318,969
Tennessee Gas Pipeline Co.:
7% 10/15/28		5,000	5,888
7.625% 4/1/37		50,000	63,490
8.375% 6/15/32		40,000	51,600
Tesoro Corp.:
4.25% 10/1/17		305,000	317,963
5.375% 10/1/22		345,000	349,313
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.875% 10/1/20		105,000	107,363
6.125% 10/15/21		300,000	309,000
Venoco, Inc. 8.875% 2/15/19		270,000	265,950
W&T Offshore, Inc. 8.5% 6/15/19		505,000	534,038
Western Refining, Inc. 6.25% 4/1/21		665,000	669,988
Whiting Petroleum Corp.:
5% 3/15/19		385,000	393,663
5.75% 3/15/21		385,000	398,475
WPX Energy, Inc. 6% 1/15/22		690,000	690,000
YPF SA 8.875% 12/19/18 (f)		470,000	487,625
Zhaikmunai International BV 7.125% 11/13/19 (f)		565,000	587,600
			63,707,732
TOTAL ENERGY			69,509,067
FINANCIALS - 7.5%
Commercial Banks - 1.7%
Akbank T.A.S. 7.5% 2/5/18 (f)	TRY	540,000	220,355
BBVA Paraguay SA 9.75% 2/11/16 (f)		450,000	481,500
CBOM Finance PLC 8.25% 8/5/14		200,000	202,000
CIT Group, Inc.:
5% 8/15/22		845,000	823,875
5.25% 3/15/18		800,000	858,000
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
FINANCIALS - continued
Commercial Banks - continued
CIT Group, Inc.: - continued
5.375% 5/15/20		$ 1,055,000	$ 1,120,938
5.5% 2/15/19 (f)		3,535,000	3,791,288
Credit Commercial de France 1.875% 1/16/20	EUR	1,000,000	1,361,364
Development Bank of Kazakhstan JSC 4.125% 12/10/22 (f)		125,000	111,563
Development Bank of Philippines 8.375% (g)(l)		720,000	766,800
FBN Finance Co. BV 8.25% 8/7/20 (f)(l)		280,000	286,300
Finansbank A/S:
5.15% 11/1/17 (f)		945,000	923,738
5.5% 5/11/16 (Reg. S)		400,000	398,000
Georgia Bank Joint Stock Co.:
7.75% 7/5/17 (f)		690,000	714,150
7.75% 7/5/17 (Reg. S)		200,000	207,000
HSBK BV 7.25% 5/3/17 (f)		435,000	471,236
JSC Kazkommertsbank BV 8% 11/3/15 (f)		330,000	333,300
Kazkommerts International BV 7.875% 4/7/14 (Reg. S)		375,000	378,750
RSHB Capital SA 6% 6/3/21 (f)(l)		200,000	204,740
Svenska Handelsbanken AB 2.25% 8/27/20 (Reg. S)	EUR	659,000	909,189
Vimpel Communications 8.25% 5/23/16 (Reg. S) (Issued by UBS Luxembourg SA for Vimpel Communications)		915,000	1,014,461
Vnesheconombank Via VEB Finance PLC:
6.025% 7/5/22 (f)		500,000	511,250
6.8% 11/22/25 (f)		400,000	418,000
6.902% 7/9/20 (f)		725,000	797,500
Wells Fargo & Co. 2.25% 9/3/20 (Reg. S)	EUR	1,050,000	1,447,252
			18,752,549
Consumer Finance - 2.8%
Ally Financial, Inc.:
5.5% 2/15/17		750,000	811,875
7.5% 9/15/20		4,620,000	5,382,300
8% 3/15/20		8,440,000	10,117,450
General Motors Acceptance Corp. 8% 11/1/31		2,545,000	3,028,550
GMAC LLC 8% 11/1/31		5,653,000	6,762,401
SLM Corp.:
5.5% 1/25/23		2,410,000	2,276,515
6% 1/25/17		930,000	1,006,725
7.25% 1/25/22		1,340,000	1,417,050
8% 3/25/20		725,000	821,063
			31,623,929

		Principal Amount (d)	Value
Diversified Financial Services - 1.9%
Aquarius Investments Luxemburg 8.25% 2/18/16		$ 600,000	$ 625,500
Barry Callebaut Services NV 5.5% 6/15/23 (f)		635,000	647,700
Biz Finance PLC 8.375% 4/27/15 (Reg. S)		970,000	921,500
CDW LLC/CDW Finance Corp. 8% 12/15/18		91,000	99,190
Citigroup, Inc. 5.9% (g)(l)		1,455,000	1,360,425
General Motors Financial Co., Inc.:
3.25% 5/15/18 (f)		310,000	310,000
4.25% 5/15/23 (f)		270,000	256,838
6.75% 6/1/18		575,000	655,500
GTB Finance BV:
6% 11/8/18 (f)		480,000	472,800
7.5% 5/19/16 (f)		400,000	424,000
Hilcorp Energy I LP/Hilcorp Finance Co. 7.625% 4/15/21 (f)		360,000	390,600
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6% 8/1/20 (f)		1,035,000	1,066,050
7.75% 1/15/16		1,195,000	1,218,900
8% 1/15/18		2,653,000	2,759,120
Indo Energy Finance BV 7% 5/7/18 (f)		925,000	932,863
JPMorgan Chase & Co. 2.625% 4/23/21	EUR	1,000,000	1,389,511
Landry's Acquisition Co. 9.375% 5/1/20 (f)		95,000	103,550
Magnesita Finance Ltd. 8.625% (f)(g)		400,000	385,000
Mozambique Ematum Finance 2020 6.305% 9/11/20 (Reg. S)		400,000	380,000
MPH Intermediate Holding Co. 2 8.375% 8/1/18 pay-in-kind (f)(l)		850,000	884,000
Myriad International Holding BV 6% 7/18/20 (f)		285,000	307,800
Opal Acquisition, Inc. 8.875% 12/15/21 (f)		530,000	526,025
Pacnet Ltd. 9% 12/12/18 (f)		200,000	203,750
Perusahaan Penerbit SBSN 6.125% 3/15/19 (f)		400,000	426,000
TMK Capital SA 7.75% 1/27/18		850,000	884,000
Transportation Union LLC/Transportation Union Financing Corp. 11.375% 6/15/18		1,055,000	1,149,950
TransUnion Holding Co., Inc. 9.625% 6/15/18 pay-in-kind		155,000	166,625
Unicredit Luxembourg SA 5.1875% 10/13/15 (f)		395,000	399,938
Unite (USAF) II PLC 3.374% 6/30/28	GBP	450,000	701,569
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
FINANCIALS - continued
Diversified Financial Services - continued
Wind Acquisition Holdings Finance SA 12.25% 7/15/17 pay-in-kind (f)(l)		$ 615,999	$ 613,544
Zhaikmunai Finance BV 10.5% 10/19/15 (f)		700,000	735,000
			21,397,248
Insurance - 0.1%
CNO Financial Group, Inc. 6.375% 10/1/20 (f)		255,000	271,575
Hockey Merger Sub 2, Inc. 7.875% 10/1/21 (f)		710,000	729,525
			1,001,100
Real Estate Investment Trusts - 0.4%
Corrections Corp. of America:
4.125% 4/1/20		520,000	509,600
4.625% 5/1/23		520,000	490,100
MPT Operating Partnership LP/MPT Finance Corp.:
6.375% 2/15/22		475,000	491,625
6.875% 5/1/21		725,000	775,750
Omega Healthcare Investors, Inc.:
5.875% 3/15/24		1,385,000	1,398,850
6.75% 10/15/22		725,000	787,531
7.5% 2/15/20		385,000	419,650
The Geo Group, Inc. 5.125% 4/1/23		200,000	185,000
			5,058,106
Real Estate Management & Development - 0.6%
CBRE Group, Inc.:
5% 3/15/23		785,000	754,581
6.625% 10/15/20		480,000	513,600
Howard Hughes Corp. 6.875% 10/1/21 (f)		1,210,000	1,258,400
Inversiones y Representaciones SA 11.5% 7/20/20 (Reg. S)		85,000	90,738
KWG Property Holding Ltd. 12.5% 8/18/17 (f)		100,000	110,000
Realogy Corp.:
7.625% 1/15/20 (f)		630,000	707,175
7.875% 2/15/19 (f)		532,000	583,870
9% 1/15/20 (f)		1,085,000	1,264,025
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.25% 4/15/21 (f)		785,000	763,413

		Principal Amount (d)	Value
7.75% 4/15/20 (f)		$ 277,000	$ 304,700
Tesco Property Finance 5 PLC 5.6611% 10/13/41	GBP	248,554	434,182
			6,784,684
TOTAL FINANCIALS			84,617,616
HEALTH CARE - 4.3%
Health Care Equipment & Supplies - 0.0%
DJO Finance LLC/DJO Finance Corp. 8.75% 3/15/18		230,000	252,425
Health Care Providers & Services - 3.5%
Community Health Systems, Inc.:
5.125% 8/15/18		495,000	511,088
7.125% 7/15/20		1,415,000	1,468,063
CRC Health Group, Inc. 10.75% 2/1/16		90,000	90,225
DaVita, Inc.:
5.75% 8/15/22		1,030,000	1,042,875
6.375% 11/1/18		1,180,000	1,239,000
6.625% 11/1/20		2,030,000	2,177,175
Fresenius Medical Care U.S. Finance II, Inc.:
5.625% 7/31/19 (f)		1,510,000	1,630,800
5.875% 1/31/22 (f)		1,670,000	1,761,850
Gentiva Health Services, Inc. 11.5% 9/1/18		475,000	490,438
Hanger, Inc. 7.125% 11/15/18		1,230,000	1,316,100
HCA Holdings, Inc.:
4.75% 5/1/23		630,000	592,200
5.875% 3/15/22		1,915,000	1,977,238
5.875% 5/1/23		2,145,000	2,118,188
6.25% 2/15/21		610,000	638,213
6.5% 2/15/16		275,000	300,781
6.5% 2/15/20		2,410,000	2,647,988
7.25% 9/15/20		1,935,000	2,109,150
7.5% 2/15/22		1,175,000	1,289,563
7.75% 5/15/21		4,727,000	5,164,248
8% 10/1/18		135,000	159,469
Health Management Associates, Inc. 7.375% 1/15/20		290,000	324,438
HealthSouth Corp.:
5.75% 11/1/24		310,000	306,125
8.125% 2/15/20		575,000	630,344
IASIS Healthcare LLC/IASIS Capital Corp. 8.375% 5/15/19		370,000	392,200
InVentiv Health, Inc. 11% 8/15/18 (f)		75,000	66,375
ResCare, Inc. 10.75% 1/15/19		240,000	268,800
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23		330,000	320,925
8.125% 11/1/18		293,000	316,440
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Tenet Healthcare Corp.:
4.375% 10/1/21		$ 1,050,000	$ 987,000
4.5% 4/1/21		450,000	426,375
4.75% 6/1/20		410,000	400,775
6% 10/1/20 (f)		485,000	506,219
6.25% 11/1/18		1,950,000	2,159,625
6.75% 2/1/20		390,000	399,750
6.875% 11/15/31		1,210,000	1,052,700
8.125% 4/1/22		1,065,000	1,147,538
Truven Health Analytics, Inc. 10.625% 6/1/20		435,000	492,094
UHS Escrow Corp. 7% 10/1/18		85,000	90,738
			39,013,113
Health Care Technology - 0.1%
ConvaTec Healthcare ESA 10.5% 12/15/18 (f)		425,000	477,594
Life Sciences Tools & Services - 0.0%
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 9.5% 12/1/19 (f)		390,000	438,750
Pharmaceuticals - 0.7%
Pinnacle Merger Sub, Inc. 9.5% 10/1/23 (f)		1,095,000	1,166,175
Salix Pharmaceuticals Ltd. 6% 1/15/21 (f)		155,000	158,875
Valeant Pharmaceuticals International:
5.625% 12/1/21 (f)		355,000	358,550
6.75% 8/15/18 (f)		1,530,000	1,681,088
6.75% 8/15/21 (f)		1,250,000	1,325,000
6.875% 12/1/18 (f)		805,000	861,350
7.5% 7/15/21 (f)		775,000	850,563
VPI Escrow Corp. 6.375% 10/15/20 (f)		1,860,000	1,959,975
			8,361,576
TOTAL HEALTH CARE			48,543,458
INDUSTRIALS - 4.3%
Aerospace & Defense - 0.3%
Alion Science & Technology Corp.:
10.25% 2/1/15		50,000	35,375
12% 11/1/14 pay-in-kind		123,561	125,620
Bombardier, Inc. 6.125% 1/15/23 (f)		505,000	501,213
GenCorp, Inc. 7.125% 3/15/21		140,000	149,800
Huntington Ingalls Industries, Inc.:
6.875% 3/15/18		1,510,000	1,630,800

		Principal Amount (d)	Value
7.125% 3/15/21		$ 150,000	$ 164,625
Triumph Group, Inc. 4.875% 4/1/21		520,000	504,400
			3,111,833
Airlines - 0.5%
Air Canada:
4.125% 5/15/25 (f)		280,000	273,000
5.375% 11/15/22 (f)		185,000	179,913
Aviation Capital Group Corp. 4.625% 1/31/18 (f)		372,000	384,938
Continental Airlines, Inc.:
pass-thru trust certificates 6.903% 4/19/22		46,178	48,542
6.125% 4/29/18 (f)		180,000	188,100
7.25% 11/10/19		322,170	368,885
Delta Air Lines, Inc. pass-thru trust certificates:
6.821% 8/10/22		612,202	690,258
8.021% 8/10/22		196,389	220,938
Hawaiian Airlines pass-thru certificates Series 2013-1 Class B, 4.95% 1/15/22		265,000	243,138
Northwest Airlines, Inc. pass-thru trust certificates:
7.027% 11/1/19		109,563	121,615
8.028% 11/1/17		32,991	35,713
U.S. Airways Group, Inc. 6.125% 6/1/18		790,000	795,925
U.S. Airways pass-thru certificates:
Series 2011-1 Class A, 7.125% 4/22/25		430,285	485,146
Series 2012-2:
Class A, 4.625% 12/3/26		249,142	252,879
Class B, 6.75% 12/3/22		194,239	206,379
Series 2013-1:
Class A, 3.95% 5/15/27		595,000	578,638
Class B, 5.375% 5/15/23		245,000	241,325
United Air Lines, Inc. pass-thru trust certificates 9.75% 1/15/17		438,152	503,874
United Continental Holdings, Inc. 6.375% 6/1/18		105,000	109,725
			5,928,931
Building Products - 0.0%
Gibraltar Industries, Inc. 6.25% 2/1/21		80,000	82,200
USG Corp. 5.875% 11/1/21 (f)		110,000	114,400
			196,600
Commercial Services & Supplies - 0.6%
ADT Corp. 6.25% 10/15/21 (f)		485,000	509,250
APX Group, Inc. 8.75% 12/1/20 (f)		155,000	157,713
Bakercorp International, Inc. 8.25% 6/1/19		270,000	269,325
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Brand Energy & Infrastructure Services, Inc. 8.5% 12/1/21 (f)		$ 395,000	$ 401,419
Clean Harbors, Inc.:
5.125% 6/1/21		320,000	323,200
5.25% 8/1/20		1,050,000	1,081,500
Covanta Holding Corp. 7.25% 12/1/20		430,000	469,428
Iron Mountain, Inc. 5.75% 8/15/24		385,000	357,088
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (f)		200,000	206,750
Office Depot de Mexico SA de CV 6.875% 9/20/20 (f)		470,000	477,050
R.R. Donnelley & Sons Co.:
7% 2/15/22		385,000	413,875
7.875% 3/15/21		520,000	577,200
Tervita Corp.:
8% 11/15/18 (f)		450,000	464,625
9.75% 11/1/19 (f)		505,000	494,900
10.875% 2/15/18 (f)		290,000	293,074
TMS International Corp. 7.625% 10/15/21 (f)		110,000	116,875
United Rentals North America, Inc. 8.375% 9/15/20		605,000	674,575
WP Rocket Merger Sub, Inc. 10.125% 7/15/19 (c)(f)		320,000	105,600
			7,393,447
Construction & Engineering - 0.2%
Cementos Progreso Trust 7.125% 11/6/23 (f)		200,000	202,000
MasTec, Inc. 4.875% 3/15/23		555,000	524,475
Odebrecht Finance Ltd. 7.5% (f)(g)		1,375,000	1,320,000
			2,046,475
Electrical Equipment - 0.1%
Sensata Technologies BV:
4.875% 10/15/23 (f)		265,000	249,100
6.5% 5/15/19 (f)		485,000	520,163
			769,263
Machinery - 0.2%
Schaeffler Finance BV 4.75% 5/15/21 (f)		520,000	518,700
Terex Corp. 6% 5/15/21		1,255,000	1,297,356
TRAC Intermodal LLC/TRAC Intermodal Corp. 11% 8/15/19		355,000	405,588
			2,221,644
Marine - 0.2%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (f)		595,000	606,900

		Principal Amount (d)	Value
Navios Maritime Holdings, Inc. 7.375% 1/15/22 (f)		$ 660,000	$ 663,300
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 9.25% 4/15/19		265,000	285,869
Ultrapetrol (Bahamas) Ltd. 8.875% 6/15/21		350,000	378,875
			1,934,944
Road & Rail - 0.1%
JSC Georgian Railway 7.75% 7/11/22 (f)		200,000	208,000
NESCO LLC/NESCO Holdings Corp. 11.75% 4/15/17 (f)		350,000	393,750
Shortline PLC 9.5% 5/21/18 (f)		200,000	179,500
Swift Services Holdings, Inc. 10% 11/15/18		455,000	506,188
Western Express, Inc. 12.5% 4/15/15 (f)		325,000	204,750
			1,492,188
Trading Companies & Distributors - 2.0%
Ahern Rentals, Inc. 9.5% 6/15/18 (f)		130,000	140,725
Aircastle Ltd.:
4.625% 12/15/18		395,000	397,963
6.25% 12/1/19		610,000	653,463
6.75% 4/15/17		680,000	758,200
7.625% 4/15/20		380,000	426,550
International Lease Finance Corp.:
3.875% 4/15/18		750,000	751,875
4.625% 4/15/21		700,000	668,500
5.75% 5/15/16		730,000	782,013
5.875% 4/1/19		3,655,000	3,892,575
6.25% 5/15/19		2,550,000	2,760,375
6.75% 9/1/16 (f)		618,000	689,070
7.125% 9/1/18 (f)		2,505,000	2,899,538
8.25% 12/15/20		2,870,000	3,357,900
8.625% 1/15/22		2,145,000	2,534,858
8.75% 3/15/17		1,420,000	1,672,050
NES Rentals Holdings, Inc. 7.875% 5/1/18 (f)		160,000	168,400
			22,554,055
Transportation Infrastructure - 0.1%
Aeropuertos Argentina 2000 SA:
10.75% 12/1/20 (f)		751,520	759,035
10.75% 12/1/20 (Reg. S)		52,800	53,328
			812,363
TOTAL INDUSTRIALS			48,461,743
INFORMATION TECHNOLOGY - 2.1%
Communications Equipment - 0.4%
Alcatel-Lucent U.S.A., Inc.:
4.625% 7/1/17 (f)		365,000	365,456
6.75% 11/15/20 (f)		1,580,000	1,641,225
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Alcatel-Lucent U.S.A., Inc.: - continued
8.875% 1/1/20 (f)		$ 295,000	$ 328,925
Avaya, Inc. 10.5% 3/1/21 (f)		465,000	444,075
Brocade Communications Systems, Inc. 4.625% 1/15/23 (f)		350,000	323,750
Lucent Technologies, Inc.:
6.45% 3/15/29		880,000	778,800
6.5% 1/15/28		265,000	231,875
			4,114,106
Computers & Peripherals - 0.2%
Seagate HDD Cayman:
4.75% 6/1/23 (f)		1,050,000	981,750
7% 11/1/21		580,000	640,175
			1,621,925
Electronic Equipment & Components - 0.1%
Atkore International, Inc. 9.875% 1/1/18		171,000	183,825
Flextronics International Ltd.:
4.625% 2/15/20		500,000	487,500
5% 2/15/23		260,000	243,750
Jabil Circuit, Inc. 4.7% 9/15/22		265,000	254,400
			1,169,475
Internet Software & Services - 0.1%
Bankrate, Inc. 6.125% 8/15/18 (f)		385,000	400,400
CyrusOne LP/CyrusOne Finance Corp. 6.375% 11/15/22		370,000	382,950
j2 Global, Inc. 8% 8/1/20		350,000	378,000
VeriSign, Inc. 4.625% 5/1/23		465,000	444,075
			1,605,425
IT Services - 0.6%
Audatex North America, Inc.:
6% 6/15/21 (f)		1,000,000	1,047,500
6.125% 11/1/23 (f)		150,000	154,500
Ceridian HCM Holding, Inc. 11% 3/15/21 (f)		250,000	288,125
First Data Corp.:
11.25% 1/15/21 (f)		440,000	485,650
11.75% 8/15/21 (f)		1,810,000	1,909,550
11.75% 8/15/21 (f)(h)		330,000	348,150
Neustar, Inc. 4.5% 1/15/23		195,000	175,988
WideOpenWest Finance LLC/WideOpenWest Capital Corp.:
10.25% 7/15/19		1,300,000	1,443,000
13.375% 10/15/19		515,000	596,113
			6,448,576

		Principal Amount (d)	Value
Semiconductors & Semiconductor Equipment - 0.2%
NXP BV/NXP Funding LLC:
3.75% 6/1/18 (f)		$ 590,000	$ 594,425
5.75% 2/15/21 (f)		525,000	548,625
5.75% 3/15/23 (f)		1,305,000	1,327,838
Spansion LLC 11.25% 1/15/16 (c)(f)		255,000	0
			2,470,888
Software - 0.5%
Activision Blizzard, Inc.:
5.625% 9/15/21 (f)		2,980,000	3,084,300
6.125% 9/15/23 (f)		530,000	552,525
BMC Software Finance, Inc. 8.125% 7/15/21 (f)		510,000	525,300
Nuance Communications, Inc. 5.375% 8/15/20 (f)		250,000	244,375
SAP AG 2.125% 11/13/19	EUR	900,000	1,238,992
Sophia Holding Finance LP/Sophia Holding Finance, Inc. 9.625% 12/1/18 pay-in-kind (f)(l)		395,000	406,850
			6,052,342
TOTAL INFORMATION TECHNOLOGY			23,482,737
MATERIALS - 3.5%
Chemicals - 1.1%
Axiall Corp. 4.875% 5/15/23 (f)		165,000	155,925
Chemtura Corp. 5.75% 7/15/21		255,000	258,506
Eagle Spinco, Inc. 4.625% 2/15/21 (f)		280,000	274,400
Hexion U.S. Finance Corp. 6.625% 4/15/20		1,230,000	1,260,750
LSB Industries, Inc. 7.75% 8/1/19 (f)		185,000	194,250
Momentive Performance Materials, Inc. 10% 10/15/20		1,865,000	1,953,588
MPM Escrow LLC/MPM Finance Escrow Corp. 8.875% 10/15/20		3,580,000	3,767,950
Nufarm Australia Ltd. 6.375% 10/15/19 (f)		210,000	217,350
Orion Engineered Carbons Finance & Co. SCA 9.25% 8/1/19 pay-in-kind (f)(l)		640,000	668,800
PetroLogistics LP/PetroLogistics Finance Corp. 6.25% 4/1/20 (f)		355,000	355,888
PolyOne Corp.:
5.25% 3/15/23		320,000	312,000
7.375% 9/15/20		155,000	171,275
Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp. 6.5% 4/15/21 (f)		225,000	217,125
Rockwood Specialties Group, Inc. 4.625% 10/15/20		920,000	939,550
Taminco Global Chemical Corp. 9.75% 3/31/20 (f)		125,000	141,875
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
MATERIALS - continued
Chemicals - continued
TPC Group, Inc. 8.75% 12/15/20 (f)		$ 765,000	$ 812,813
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 8.75% 2/1/19 (f)		1,045,000	1,078,963
U.S. Coatings Acquisition, Inc./Flash Dutch 2 BV 7.375% 5/1/21 (f)		255,000	271,894
			13,052,902
Construction Materials - 0.1%
CEMEX Finance LLC 9.375% 10/12/22 (f)		400,000	451,000
Rearden G Holdings Eins GmbH 7.875% 3/30/20 (f)		320,000	331,200
			782,200
Containers & Packaging - 0.8%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.875% 11/15/22 (f)		200,000	198,000
7% 11/15/20 (f)		315,000	318,150
Ball Corp. 5.75% 5/15/21		3,000,000	3,157,500
Beverage Packaging Holdings II SA (Luxembourg):
5.625% 12/15/16 (f)		625,000	637,500
6% 6/15/17 (f)		315,000	318,938
BWAY Holding Co. 10% 6/15/18		205,000	222,425
Consolidated Container Co. LLC/Consolidated Container Capital, Inc. 10.125% 7/15/20 (f)		210,000	223,650
Crown Cork & Seal, Inc.:
7.375% 12/15/26		1,210,000	1,337,050
7.5% 12/15/96		160,000	148,000
Graphic Packaging International, Inc. 4.75% 4/15/21		165,000	163,350
Sappi Papier Holding GmbH:
7.75% 7/15/17 (f)		265,000	290,175
8.375% 6/15/19 (f)		355,000	389,613
Sealed Air Corp. 5.25% 4/1/23 (f)		270,000	262,575
Silgan Holdings, Inc. 5% 4/1/20		960,000	948,000
Tekni-Plex, Inc. 9.75% 6/1/19 (f)		321,000	364,335
			8,979,261
Metals & Mining - 1.4%
Aleris International, Inc.:
6% 6/1/20 (f)		1,759	3,503
9% 12/15/14 pay-in-kind (c)(l)		150,000	0
Alrosa Finance SA 7.75% 11/3/20 (f)		400,000	443,000

		Principal Amount (d)	Value
Bluescope Steel Ltd./Bluescope Steel Finance 7.125% 5/1/18 (f)		$ 110,000	$ 115,225
Edgen Murray Corp. 8.75% 11/1/20 (f)		610,000	698,450
EVRAZ Group SA:
6.5% 4/22/20 (f)		280,000	261,100
8.25% 11/10/15 (f)		970,000	1,028,200
9.5% 4/24/18 (Reg. S)		325,000	354,656
FMG Resources (August 2006) Pty Ltd.:
6% 4/1/17 (f)		635,000	674,688
6.875% 2/1/18 (f)		723,000	760,958
6.875% 4/1/22 (f)		945,000	1,030,050
8.25% 11/1/19 (f)		2,070,000	2,323,575
Gold Fields Orogen Holding BVI Ltd. 4.875% 10/7/20 (f)		500,000	404,335
IAMGOLD Corp. 6.75% 10/1/20 (f)		720,000	619,200
Inmet Mining Corp. 7.5% 6/1/21 (f)		315,000	329,175
Metinvest BV 10.25% 5/20/15 (f)		685,000	697,056
Midwest Vanadium Pty Ltd. 11.5% 2/15/18 (f)		190,000	157,700
Mirabela Nickel Ltd. 8.75% 4/15/18 (c)(f)		100,000	25,000
New Gold, Inc.:
6.25% 11/15/22 (f)		470,000	454,725
7% 4/15/20 (f)		150,000	154,125
Nord Gold NV 6.375% 5/7/18 (f)		490,000	459,375
Polyus Gold International Ltd.:
5.625% 4/29/20 (f)		470,000	452,375
5.625% 4/29/20 (Reg. S)		200,000	192,500
Prince Mineral Holding Corp. 11.5% 12/15/19 (f)		175,000	194,688
Rain CII Carbon LLC/CII Carbon Corp. 8% 12/1/18 (f)		300,000	310,500
Ryerson, Inc./Joseph T Ryerson & Son, Inc.:
9% 10/15/17		725,000	768,500
11.25% 10/15/18		1,100,000	1,166,000
Severstal Columbus LLC 10.25% 2/15/18		555,000	588,300
Southern Copper Corp.:
6.75% 4/16/40		295,000	285,638
7.5% 7/27/35		450,000	468,931
Steel Dynamics, Inc. 5.25% 4/15/23		250,000	250,000
			15,671,528
Paper & Forest Products - 0.1%
Boise Cascade Co. 6.375% 11/1/20		145,000	152,613
Clearwater Paper Corp. 7.125% 11/1/18		105,000	112,088
NewPage Corp.:
6.4919% 5/1/49 (c)(l)		90,000	0
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
MATERIALS - continued
Paper & Forest Products - continued
NewPage Corp.: - continued
11.375% 12/31/14 (c)		$ 318,200	$ 0
Sino-Forest Corp. 6.25% 10/21/17 (c)(f)		565,000	0
Verso Paper Holdings LLC/Verso Paper, Inc. 11.75% 1/15/19		705,000	747,300
			1,012,001
TOTAL MATERIALS			39,497,892
TELECOMMUNICATION SERVICES - 5.3%
Diversified Telecommunication Services - 1.8%
Alestra SA de RL de CV 11.75% 8/11/14		265,000	280,238
Altice Financing SA:
6.5% 1/15/22 (f)		225,000	227,250
7.875% 12/15/19 (f)		440,000	478,500
Altice Finco SA:
8.125% 1/15/24 (f)		905,000	928,802
9.875% 12/15/20 (f)		655,000	736,875
Citizens Communications Co.:
7.875% 1/15/27		280,000	268,800
9% 8/15/31		220,000	216,150
Consolidated Communications, Inc. 10.875% 6/1/20		245,000	282,363
Eileme 1 AB 14.25% 8/15/20 pay-in-kind (f)		577,361	598,242
Eileme 2 AB 11.625% 1/31/20 (f)		935,000	1,120,812
FairPoint Communications, Inc. 8.75% 8/15/19 (f)		520,000	551,200
Frontier Communications Corp.:
7.625% 4/15/24		895,000	892,763
8.5% 4/15/20		1,010,000	1,131,200
8.75% 4/15/22		565,000	627,150
Indosat Palapa Co. BV:
7.375% 7/29/20 (f)		300,000	325,500
7.375% 7/29/20		100,000	108,500
Koninklijke KPN NV 3.25% 2/1/21	EUR	750,000	1,045,314
Level 3 Communications, Inc. 8.875% 6/1/19		165,000	180,263
Level 3 Financing, Inc.:
8.125% 7/1/19		380,000	416,100
8.625% 7/15/20		875,000	980,000
Lynx I Corp. 5.375% 4/15/21 (f)		335,000	335,000
Lynx II Corp. 6.375% 4/15/23 (f)		200,000	203,500
SBA Telecommunications, Inc. 5.75% 7/15/20		585,000	608,400
Sprint Capital Corp.:
6.875% 11/15/28		2,582,000	2,433,535

		Principal Amount (d)	Value
8.75% 3/15/32		$ 971,000	$ 1,041,398
Telefonica Celular del Paraguay SA:
6.75% 12/13/22 (f)		200,000	208,000
6.75% 12/13/22 (Reg. S)		200,000	208,000
Telenor ASA 2.5% 5/22/25 (Reg. S)	EUR	950,000	1,235,249
TW Telecom Holdings, Inc.:
5.375% 10/1/22		1,245,000	1,223,213
5.375% 10/1/22 (f)		440,000	432,300
6.375% 9/1/23 (f)		260,000	270,400
U.S. West Communications:
6.875% 9/15/33		200,000	193,250
7.25% 9/15/25		35,000	37,274
7.25% 10/15/35		70,000	67,798
Virgin Media Finance PLC 4.875% 2/15/22		565,000	491,550
			20,384,889
Wireless Telecommunication Services - 3.5%
America Movil S.A.B. de CV 6.45% 12/5/22	MXN	5,000,000	347,413
Crown Castle International Corp. 5.25% 1/15/23		855,000	837,900
Digicel Group Ltd.:
6% 4/15/21 (f)		3,100,000	2,991,500
7% 2/15/20 (f)		1,200,000	1,212,000
8.25% 9/1/17 (f)		990,000	1,029,600
8.25% 9/30/20 (f)		5,915,000	6,122,025
10.5% 4/15/18 (f)		2,845,000	3,044,150
Intelsat Jackson Holdings SA:
5.5% 8/1/23 (f)		2,115,000	2,011,894
6.625% 12/15/22 (Reg. S)		2,855,000	2,940,650
7.25% 4/1/19		1,000,000	1,080,000
7.25% 10/15/20		1,545,000	1,689,844
7.5% 4/1/21		2,485,000	2,739,713
8.5% 11/1/19		325,000	354,656
MetroPCS Wireless, Inc.:
6.25% 4/1/21 (f)		880,000	913,000
6.625% 4/1/23 (f)		1,130,000	1,166,725
7.875% 9/1/18		385,000	413,394
Millicom International Cellular SA 4.75% 5/22/20 (f)		275,000	259,875
MTS International Funding Ltd.:
5% 5/30/23 (f)		655,000	612,425
8.625% 6/22/20 (f)		910,000	1,072,617
NII Capital Corp. 7.625% 4/1/21		193,000	79,130
Sprint Corp. 7.125% 6/15/24 (f)		1,860,000	1,887,900
T-Mobile U.S.A., Inc.:
6.125% 1/15/22		1,335,000	1,358,363
6.464% 4/28/19		780,000	828,750
6.5% 1/15/24		715,000	723,938
6.542% 4/28/20		780,000	828,750
6.633% 4/28/21		575,000	605,188
6.731% 4/28/22		425,000	443,063
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
T-Mobile U.S.A., Inc.: - continued
6.836% 4/28/23		$ 365,000	$ 378,688
Telemovil Finance Co. Ltd. 8% 10/1/17 (f)		730,000	777,450
Vimpel Communications OJSC 7.748% 2/2/21 (Issued by VIP Finance Ireland Ltd. for Vimpel Communications) (f)		400,000	434,000
VimpelCom Holdings BV 5.2% 2/13/19 (f)		290,000	290,000
			39,474,601
TOTAL TELECOMMUNICATION SERVICES			59,859,490
UTILITIES - 2.4%
Electric Utilities - 0.1%
Comision Federal de Electricid 5.75% 2/14/42 (f)		200,000	187,000
Empresa Distribuidora y Comercializadora Norte SA 9.75% 10/25/22 (f)		750,000	508,125
Majapahit Holding BV 7.75% 1/20/20 (f)		265,000	291,500
Mirant Americas Generation LLC 9.125% 5/1/31		410,000	417,175
			1,403,800
Gas Utilities - 0.3%
Intergas Finance BV 6.375% 5/14/17 (Reg. S)		255,000	274,444
Southern Natural Gas Co.:
7.35% 2/15/31		175,000	208,534
8% 3/1/32		350,000	447,535
Star Gas Partners LP/Star Gas Finance Co. 8.875% 12/1/17		210,000	220,500
Suburban Propane Partners LP/Suburban Energy Finance Corp. 7.375% 8/1/21		236,000	257,240
Transportadora de Gas del Sur SA 7.875% 5/14/17 (f)		1,604,000	1,543,850
			2,952,103
Independent Power Producers & Energy Traders - 2.0%
Atlantic Power Corp. 9% 11/15/18		885,000	922,613
Calpine Corp.:
7.5% 2/15/21 (f)		496,000	541,260
7.875% 7/31/20 (f)		1,315,000	1,439,925
7.875% 1/15/23 (f)		1,292,000	1,411,510
Energy Future Holdings Corp.:
10.875% 11/1/17		1,125,000	776,250
11.25% 11/1/17 pay-in-kind (l)		896,100	618,309

		Principal Amount (d)	Value
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc.:
6.875% 8/15/17 (f)		$ 765,000	$ 791,775
10% 12/1/20		3,025,000	3,214,063
10% 12/1/20 (f)		2,955,000	3,132,300
11% 10/1/21		2,486,000	2,765,675
12.25% 3/1/22 (f)		3,120,000	3,666,000
Listrindo Capital BV 6.95% 2/21/19 (f)		200,000	208,500
Power Sector Assets and Liabilities Management Corp. 7.39% 12/2/24 (f)		280,000	342,300
The AES Corp. 4.875% 5/15/23		590,000	551,650
TXU Corp.:
5.55% 11/15/14		186,000	75,330
6.5% 11/15/24		3,225,000	1,128,750
6.55% 11/15/34		2,775,000	971,250
			22,557,460
Multi-Utilities - 0.0%
Puget Energy, Inc. 5.625% 7/15/22		375,000	407,814
TOTAL UTILITIES			27,321,177
TOTAL NONCONVERTIBLE BONDS (Cost $475,781,978)			491,959,668
U.S. Government and Government Agency Obligations - 17.7%

U.S. Government Agency Obligations - 0.4%
Federal Home Loan Bank 1% 6/21/17		880,000	876,958
Tennessee Valley Authority:
1.75% 10/15/18		1,672,000	1,660,736
3.5% 12/15/42		510,000	400,539
5.25% 9/15/39		233,000	246,443
5.375% 4/1/56		1,200,000	1,226,461
5.88% 4/1/36		249,000	287,583
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			4,698,720
U.S. Treasury Obligations - 16.7%
U.S. Treasury Bonds:
3.125% 2/15/43		4,253,000	3,625,683
3.625% 8/15/43		13,202,000	12,416,072
3.75% 11/15/43		1,000,000	962,656
4.375% 2/15/38		675,000	731,953
4.75% 2/15/37		450,000	515,953
5.25% 2/15/29		2,310,000	2,773,444
5.375% 2/15/31		2,789,000	3,408,682
6.25% 8/15/23 (j)		2,249,000	2,884,343
7.5% 11/15/16 (k)		655,000	780,473
U.S. Government and Government Agency Obligations - continued
		Principal Amount (d)	Value
U.S. Treasury Obligations - continued
U.S. Treasury Bonds: - continued
7.875% 2/15/21		$ 200,000	$ 271,812
U.S. Treasury Notes:
0.25% 7/15/15		9,678,000	9,678,000
0.25% 10/15/15		12,752,000	12,735,065
0.25% 10/31/15		1,272,000	1,270,212
0.25% 4/15/16		385,000	382,924
0.25% 5/15/16		4,386,000	4,358,930
0.375% 1/15/16		18,777,000	18,769,571
0.5% 7/31/17		6,952,000	6,803,728
0.625% 7/15/16		4,724,000	4,729,537
0.625% 8/15/16		2,085,000	2,085,163
0.625% 11/15/16		392,000	390,775
0.625% 12/15/16		2,531,000	2,520,519
0.625% 4/30/18		2,970,000	2,863,264
0.75% 6/30/17		4,441,000	4,393,814
0.875% 11/30/16		456,000	457,425
0.875% 1/31/17		296,000	296,278
0.875% 4/30/17		4,330,000	4,316,469
0.875% 1/31/18		6,950,000	6,814,802
0.875% 7/31/19		4,926,000	4,635,061
1% 9/30/16		3,684,000	3,715,373
1% 10/31/16		2,237,000	2,253,778
1% 5/31/18		2,971,000	2,905,079
1.25% 10/31/15		1,715,000	1,743,337
1.25% 10/31/18		4,815,000	4,717,573
1.25% 11/30/18		3,700,000	3,618,774
1.375% 7/31/18		2,861,000	2,833,955
1.375% 9/30/18		1,503,000	1,483,744
1.5% 12/31/18		1,537,000	1,518,868
1.75% 7/31/15		1,453,000	1,486,884
1.875% 8/31/17		3,300,000	3,386,882
1.875% 9/30/17		1,900,000	1,948,093
1.875% 10/31/17		1,898,000	1,945,006
2.375% 6/30/18		1,912,000	1,981,907
2.375% 12/31/20		15,263,000	15,184,304
2.5% 8/15/23		5,348,000	5,126,144
2.75% 11/30/16		1,500,000	1,585,313
2.75% 11/15/23		9,441,000	9,219,722
3% 2/28/17		1,500,000	1,598,321
3.125% 10/31/16		1,340,000	1,429,717
3.5% 2/15/18		1,501,000	1,628,702
4.5% 5/15/17		1,172,000	1,307,787
TOTAL U.S. TREASURY OBLIGATIONS			188,491,871

		Principal Amount (d)	Value
Other Government Related - 0.6%
National Credit Union Administration Guaranteed Notes:
Series 2010-A1 Class A, 0.5185% 12/7/20 (NCUA Guaranteed) (l)		$ 255,437	$ 255,674
Series 2011-R1 Class 1A, 0.6185% 1/8/20 (NCUA Guaranteed) (l)		468,512	471,202
Series 2011-R4 Class 1A, 0.5485% 3/6/20 (NCUA Guaranteed) (l)		228,893	229,349
National Credit Union Administration Guaranteed Notes Master Trust:
1.4% 6/12/15 (NCUA Guaranteed)		330,000	335,092
2.35% 6/12/17 (NCUA Guaranteed)		2,930,000	3,051,654
3.45% 6/12/21 (NCUA Guaranteed)		2,400,000	2,501,520
TOTAL OTHER GOVERNMENT RELATED			6,844,491
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $201,544,500)			200,035,082
U.S. Government Agency - Mortgage Securities - 2.8%

Fannie Mae - 0.5%
1.926% 9/1/33 (l)		31,634	32,887
1.986% 11/1/35 (l)		18,877	19,654
2.048% 10/1/35 (l)		2,012	2,106
2.153% 11/1/33 (l)		5,620	5,836
2.3% 1/1/35 (l)		16,405	17,282
2.303% 6/1/36 (l)		2,701	2,842
2.337% 9/1/36 (l)		8,824	9,378
2.361% 3/1/33 (l)		8,319	8,785
2.362% 2/1/36 (l)		3,650	3,841
2.526% 11/1/36 (l)		4,566	4,853
2.536% 6/1/42 (l)		51,574	52,774
2.588% 5/1/36 (l)		3,341	3,551
2.601% 7/1/35 (l)		26,113	27,752
2.614% 6/1/47 (l)		8,229	8,655
2.631% 2/1/37 (l)		32,043	34,055
2.769% 4/1/36 (l)		21,477	22,826
2.928% 8/1/35 (l)		49,308	52,405
2.949% 11/1/40 (l)		40,968	42,937
2.959% 9/1/41 (l)		47,168	49,151
3.093% 10/1/41 (l)		19,182	20,007
3.171% 3/1/42 (l)		1,612,932	1,681,078
3.223% 7/1/41 (l)		63,127	66,394
3.349% 10/1/41 (l)		40,634	42,711
U.S. Government Agency - Mortgage Securities - continued
		Principal Amount (d)	Value
Fannie Mae - continued
3.551% 7/1/41 (l)		$ 63,190	$ 66,714
5% 9/1/22 to 12/1/22		1,170,382	1,248,404
5.5% 10/1/20 to 11/1/34		1,530,682	1,676,745
6% 6/1/16 to 10/1/16		3,700	3,846
6.19% 3/1/37 (l)		1,538	1,599
6.5% 3/1/16 to 8/1/36		707,130	793,577
TOTAL FANNIE MAE			6,002,645
Freddie Mac - 0.2%
1.82% 3/1/35 (l)		9,142	9,465
2.012% 5/1/37 (l)		4,368	4,557
2.021% 2/1/37 (l)		3,002	3,120
2.05% 6/1/37 (l)		1,858	1,946
2.095% 8/1/37 (l)		5,269	5,553
2.105% 1/1/36 (l)		5,646	5,929
2.166% 6/1/33 (l)		18,738	19,676
2.2% 3/1/37 (l)		2,219	2,318
2.272% 1/1/37 (l)		22,695	23,877
2.348% 10/1/35 (l)		14,630	15,267
2.35% 7/1/35 (l)		10,103	10,681
2.375% 10/1/36 (l)		24,329	25,781
2.375% 5/1/37 (l)		4,448	4,716
2.385% 5/1/37 (l)		32,555	34,533
2.409% 5/1/37 (l)		60,784	64,602
2.437% 6/1/37 (l)		17,068	18,140
2.49% 9/1/35 (l)		4,570	4,846
2.492% 4/1/35 (l)		380	400
2.5% 6/1/37 (l)		3,673	3,863
2.54% 7/1/36 (l)		335,025	355,111
2.595% 4/1/37 (l)		475	505
2.673% 7/1/35 (l)		14,311	15,210
2.699% 4/1/37 (l)		5,794	6,096
2.795% 7/1/36 (l)		8,000	8,503
3.01% 10/1/35 (l)		3,336	3,545
3.082% 9/1/41 (l)		352,308	367,110
3.227% 4/1/41 (l)		37,959	39,864
3.242% 9/1/41 (l)		42,169	44,184
3.281% 6/1/41 (l)		53,001	55,642
3.46% 5/1/41 (l)		40,003	42,201
3.624% 6/1/41 (l)		60,052	63,508
3.715% 5/1/41 (l)		58,543	61,922
5.5% 2/1/19 to 7/1/35		1,048,412	1,126,465
6% 1/1/24		217,635	239,130
6.5% 12/1/14 to 3/1/22		55,348	60,153
TOTAL FREDDIE MAC			2,748,419
Ginnie Mae - 2.1%
4% 10/15/24 to 9/15/25		889,925	945,476
4.3% 8/20/61 (q)		355,477	382,878

		Principal Amount (d)	Value
4.5% 3/15/25 to 6/15/25		$ 651,064	$ 697,609
4.515% 3/20/62 (q)		1,174,700	1,278,239
4.53% 10/20/62 (q)		346,307	377,751
4.55% 5/20/62 (q)		2,166,975	2,361,561
4.556% 12/20/61 (q)		1,287,443	1,401,253
4.604% 3/20/62 (q)		615,631	672,008
4.626% 3/20/62 (q)		436,094	475,741
4.649% 2/20/62 (q)		233,382	254,873
4.65% 3/20/62 (q)		409,033	446,939
4.682% 2/20/62 (q)		309,452	338,016
4.684% 1/20/62 (q)		1,373,427	1,502,700
4.751% 12/20/60 (q)		514,105	557,577
4.804% 3/20/61 (q)		813,377	886,215
4.834% 3/20/61 (q)		1,449,212	1,580,938
5.47% 8/20/59 (q)		215,676	230,633
5.492% 4/20/60 (q)		758,703	841,258
5.5% 11/15/35		294,812	325,572
5.612% 4/20/58 (q)		332,872	347,822
6% 6/15/36 to 9/15/40		2,965,056	3,296,651
6.5% 8/20/38 to 9/20/38		3,538,722	3,968,573
TOTAL GINNIE MAE			23,170,283
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $31,798,212)			31,921,347
Asset-Backed Securities - 0.0%

Tesco Property Finance 2 PLC 6.0517% 10/13/39 (Cost $182,688)	GBP	94,918	175,577
Collateralized Mortgage Obligations - 3.4%

U.S. Government Agency - 3.4%
Fannie Mae:
floater:
Series 2008-76 Class EF, 0.6646% 9/25/23 (l)		66,621	66,960
Series 2010-15 Class FJ, 1.0946% 6/25/36 (l)		658,173	674,890
Series 2010-86 Class FE, 0.6146% 8/25/25 (l)		67,488	67,957
Series 2013-121 Class SA, 5.9354% 12/25/43 (l)(n)(o)		3,081,431	405,993
pass-thru certificates Series 2012-127 Class DH, 4% 11/25/27		413,230	440,644
planned amortization class:
Series 2002-9 Class PC, 6% 3/25/17		1,555	1,638
Series 2003-113 Class PE, 4% 11/25/18		56,344	59,329
Series 2003-70 Class BJ, 5% 7/25/33		33,183	35,915
Collateralized Mortgage Obligations - continued
		Principal Amount (d)	Value
U.S. Government Agency - continued
Fannie Mae: - continued
planned amortization class:
Series 2004-80 Class LD, 4% 1/25/19		$ 14,716	$ 14,882
Series 2005-19 Class PA, 5.5% 7/25/34		249,370	270,446
Series 2005-27 Class NE, 5.5% 5/25/34		356,633	377,530
Series 2005-52 Class PB, 6.5% 12/25/34		12,805	13,321
Series 2005-64 Class PX, 5.5% 6/25/35		238,316	261,366
Series 2010-118 Class PB, 4.5% 10/25/40		300,000	310,630
Series 2011-126 Class KB, 4% 12/25/41		380,000	370,444
sequential payer:
Series 2002-57 Class BD, 5.5% 9/25/17		6,165	6,537
Series 2003-117 Class MD, 5% 12/25/23		154,304	167,402
Series 2004-52 Class KZ, 5.5% 7/25/34		1,644,863	1,796,710
Series 2004-91 Class Z, 5% 12/25/34		503,480	546,197
Series 2004-95 Class AN, 5.5% 1/25/25		17,001	17,361
Series 2005-117 Class JN, 4.5% 1/25/36		40,000	42,397
Series 2005-14 Class ZB, 5% 3/25/35		233,081	253,335
Series 2005-47 Class HK, 4.5% 6/25/20		340,000	359,096
Series 2006-72 Class CY, 6% 8/25/26		121,377	135,116
Series 2009-14 Class EB, 4.5% 3/25/24		319,256	338,624
Series 2009-59 Class HB, 5% 8/25/39		290,000	310,283
Series 2010-88 Class NA, 4% 8/25/28		1,587,333	1,653,587
Series 2010-97 Class CX, 4.5% 9/25/25		500,000	533,815
Series 2009-85 Class IB, 4.5% 8/25/24 (n)		46,531	4,079
Series 2009-93 Class IC, 4.5% 9/25/24 (n)		69,437	6,142
Series 2010-139 Class NI, 4.5% 2/25/40 (n)		329,403	56,200
Series 2010-39 Class FG, 1.0846% 3/25/36 (l)		411,749	422,041
Series 2010-97 Class CI, 4.5% 8/25/25 (n)		146,035	15,128
Series 2011-67 Class AI, 4% 7/25/26 (n)		106,543	12,526
Series 2013-40 Class PV, 2% 1/25/26		567,359	574,001

		Principal Amount (d)	Value
Freddie Mac:
floater:
Series 2630 Class FL, 0.6666% 6/15/18 (l)		$ 1,040	$ 1,045
Series 2711 Class FC, 1.0666% 2/15/33 (l)		268,068	272,831
floater planned amortization class Series 2770 Class FH, 0.5666% 3/15/34 (l)		265,049	266,702
planned amortization class:
Series 2006-3245 Class ME, 5.5% 6/15/35		278,031	286,834
Series 2101 Class PD, 6% 11/15/28		4,474	4,910
Series 2115 Class PE, 6% 1/15/14		8	8
Series 2376 Class JE, 5.5% 11/15/16		5,854	6,141
Series 2381 Class OG, 5.5% 11/15/16		3,307	3,455
Series 2425 Class JH, 6% 3/15/17		8,058	8,499
Series 2672 Class MG, 5% 9/15/23		310,000	339,780
Series 2695 Class DG, 4% 10/15/18		126,413	132,956
Series 2996 Class MK, 5.5% 6/15/35		11,849	13,045
Series 3415 Class PC, 5% 12/15/37		122,823	131,411
Series 3763 Class QA, 4% 4/15/34		264,127	277,474
planned amortization class sequential payer Series 2005-2963 Class VB, 5% 11/15/34		370,000	397,653
sequential payer:
Series 2004-2802 Class ZG, 5.5% 5/15/34		754,406	842,506
Series 2303 Class ZV, 6% 4/15/31		10,609	11,696
Series 2877 Class ZD, 5% 10/15/34		647,772	697,196
Series 3277 Class B, 4% 2/15/22		300,000	317,875
Series 3372 Class BD, 4.5% 10/15/22		790,000	844,373
Series 3578 Class B, 4.5% 9/15/24		340,000	359,698
Series 4176 Class BA, 3% 2/15/33		380,270	390,250
Series 2715 Class NG, 4.5% 12/15/18		768,693	815,742
Series 4181 Class LA, 3% 3/15/37		522,317	530,101
Series 4182 Class BA, 3% 6/15/37		2,126,232	2,176,462
Collateralized Mortgage Obligations - continued
		Principal Amount (d)	Value
U.S. Government Agency - continued
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2007-59 Class FC, 0.668% 7/20/37 (l)		$ 144,466	$ 145,255
Series 2008-2 Class FD, 0.648% 1/20/38 (l)		36,007	36,190
Series 2008-73 Class FA, 1.028% 8/20/38 (l)		209,803	213,391
Series 2008-83 Class FB, 1.068% 9/20/38 (l)		215,998	219,860
Series 2009-108 Class CF, 0.7666% 11/16/39 (l)		180,862	182,438
Series 2009-116 Class KF, 0.6966% 12/16/39 (l)		157,420	158,479
Series 2010-9 Class FA, 0.6866% 1/16/40 (l)		247,503	249,070
Series 2010-H17 Class FA, 0.494% 7/20/60 (l)(q)		579,922	571,786
Series 2010-H18 Class AF, 0.4685% 9/20/60 (l)(q)		626,641	618,285
Series 2010-H19 Class FG, 0.4685% 8/20/60 (l)(q)		768,746	758,715
Series 2010-H27 Series FA, 0.5485% 12/20/60 (l)(q)		290,460	287,557
Series 2011-H05 Class FA, 0.6685% 12/20/60 (l)(q)		420,718	418,950
Series 2011-H07 Class FA, 0.6685% 2/20/61 (l)(q)		670,460	667,702
Series 2011-H12 Class FA, 0.6585% 2/20/61 (l)(q)		989,712	985,191
Series 2011-H13 Class FA, 0.6685% 4/20/61 (l)(q)		380,252	378,696
Series 2011-H14:
Class FB, 0.6685% 5/20/61 (l)(q)		447,239	445,192
Class FC, 0.6685% 5/20/61 (l)(q)		411,181	409,400
Series 2011-H17 Class FA, 0.6985% 6/20/61 (l)(q)		536,740	535,251
Series 2011-H21 Class FA, 0.7685% 10/20/61 (l)(q)		602,526	602,513
Series 2012-H01 Class FA, 0.8685% 11/20/61 (l)(q)		507,151	509,333
Series 2012-H03 Class FA, 0.8685% 1/20/62 (l)(q)		307,014	308,349
Series 2012-H06 Class FA, 0.7985% 1/20/62 (l)(q)		481,797	482,403
Series 2012-H07 Class FA, 0.7985% 3/20/62 (l)(q)		283,913	284,188
floater sequential payer Series 2011-150 Class D, 3% 4/20/37		82,710	83,992
planned amortization class:
Series 2010-112 Class PM, 3.25% 9/20/33		62,940	63,641

		Principal Amount (d)	Value
Series 2010-99 Class PT, 3.5% 8/20/33		$ 82,803	$ 83,745
Series 2011-136 Class WI, 4.5% 5/20/40 (n)		210,945	43,547
sequential payer Series 2011-69 Class GX, 4.5% 5/16/40		470,000	489,072
Series 2010-H13 Class JA, 5.46% 10/20/59 (q)		902,972	962,760
Series 2010-H15 Class TP, 5.15% 8/20/60 (q)		1,174,813	1,296,371
Series 2010-H17 Class XP, 5.3019% 7/20/60 (l)(q)		1,682,699	1,855,857
Series 2010-H18 Class PL, 5.01% 9/20/60 (l)(q)		1,271,842	1,397,898
Series 2011-71:
Class ZB, 5.5% 8/20/34		1,067,204	1,186,999
Class ZC, 5.5% 7/16/34		1,061,667	1,152,733
Series 2012-64 Class KB, 3.7316% 5/20/41 (l)		183,084	206,894
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $38,104,766)			38,042,868
Commercial Mortgage Securities - 1.3%

Freddie Mac:
pass thru-certificates floater Series KF01 Class A, 0.516% 4/25/19 (l)		761,569	760,113
pass-thru certificates sequential payer:
Series K011 Class A2, 4.084% 11/25/20		260,000	276,740
Series K014 Class A2, 3.871% 4/25/21		630,000	660,582
Series K015 Class A2, 3.23% 7/25/21		1,140,000	1,146,682
sequential payer:
Series K006 Class A2, 4.251% 1/25/20		1,410,000	1,524,121
Series K009 Class A2, 3.808% 8/25/20		2,150,000	2,263,877
Series K017 Class A2, 2.873% 12/25/21		1,560,000	1,523,752
Series K034 Class A1, 2.669% 2/25/23		1,098,113	1,103,722
Series K031 Class A2, 3.3% 4/25/23		2,600,000	2,565,060
Series K032 Class A1, 3.016% 2/25/23		2,104,764	2,171,494
Series K501 Class A2, 1.655% 11/25/16		550,000	558,110
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $14,900,386)			14,554,253
Foreign Government and Government Agency Obligations - 22.4%
		Principal Amount (d)	Value
Argentine Republic:
discount (with partial capitalization through 12/31/13) 8.28% 12/31/33		$ 560,815	$ 420,611
2.5% 12/31/38 (e)		275,000	112,063
7% 10/3/15		2,760,000	2,706,180
Aruba Government 4.625% 9/14/23 (f)		245,000	232,138
Bahamian Republic 6.95% 11/20/29 (f)		310,000	337,900
Bahrain Kingdom:
5.5% 3/31/20		175,000	180,250
6.125% 8/1/23 (f)		285,000	292,838
Banco Nacional de Desenvolvimento Economico e Social 3.375% 9/26/16 (f)		400,000	404,000
Barbados Government 7% 8/4/22 (f)		200,000	175,000
Belarus Republic:
8.75% 8/3/15 (Reg. S)		1,505,000	1,523,813
8.95% 1/26/18		300,000	304,500
Brazilian Federative Republic:
4.25% 1/7/25		620,000	590,550
5.625% 1/7/41		1,290,000	1,241,625
7.125% 1/20/37		980,000	1,122,100
8.25% 1/20/34		625,000	789,063
12.25% 3/6/30		760,000	1,295,800
Buenos Aires Province 10.875% 1/26/21 (Reg. S)		500,000	436,250
Buoni Poliennali del Tesoro:
2.25% 5/15/16	EUR	10,425,000	14,580,844
5.5% 11/1/22	EUR	6,150,000	9,521,509
Canadian Government:
0.75% 5/1/14	CAD	10,850,000	10,207,325
1.25% 3/1/18	CAD	8,500,000	7,823,441
1.5% 6/1/23	CAD	7,150,000	6,024,914
3.5% 12/1/45	CAD	2,850,000	2,816,570
Central Bank of Nigeria warrants 11/15/20 (a)(p)		750	132,368
City of Buenos Aires 12.5% 4/6/15 (f)		760,000	799,900
Colombian Republic:
6.125% 1/18/41		520,000	556,400
7.375% 9/18/37		505,000	619,888
10.375% 1/28/33		845,000	1,240,038
Congo Republic 3.5% 6/30/29 (e)		1,445,520	1,279,285
Costa Rican Republic:
4.25% 1/26/23 (f)		300,000	273,000
4.375% 4/30/25 (f)		245,000	216,213
Croatia Republic:
5.5% 4/4/23 (f)		590,000	575,250
6.25% 4/27/17 (f)		665,000	708,225
6.375% 3/24/21 (f)		500,000	525,600
6.625% 7/14/20 (f)		420,000	450,450

		Principal Amount (d)	Value
6.75% 11/5/19 (f)		$ 480,000	$ 519,600
Democratic Socialist Republic of Sri Lanka:
5.875% 7/25/22 (f)		200,000	187,000
6.25% 10/4/20 (f)		830,000	817,550
6.25% 7/27/21 (f)		410,000	398,725
7.4% 1/22/15 (f)		715,000	741,813
Dominican Republic:
1.1593% 8/30/24 (l)		745,000	633,250
5.875% 4/18/24 (f)		285,000	272,888
7.5% 5/6/21 (f)		615,000	673,425
9.04% 1/23/18 (f)		489,872	529,062
El Salvador Republic:
7.625% 2/1/41 (f)		175,000	169,313
7.65% 6/15/35 (Reg. S)		240,000	234,000
8.25% 4/10/32 (Reg. S)		140,000	149,275
European Economic Community 2.75% 4/4/22 (Reg. S)	EUR	525,000	764,494
European Union 2.75% 9/21/21	EUR	1,400,000	2,050,591
Export Credit Bank of Turkey 5.375% 11/4/16 (f)		400,000	410,920
French Government OAT 3.25% 5/25/45	EUR	775,000	1,024,696
Gabonese Republic 8.2% 12/12/17 (f)		100,000	115,750
Georgia Republic 6.875% 4/12/21 (f)		210,000	224,700
German Federal Republic:
0% 6/13/14	EUR	3,550,000	4,881,386
0.25% 4/13/18	EUR	1,825,000	2,453,151
1.5% 2/15/23	EUR	5,375,000	7,174,035
3.25% 1/4/20	EUR	7,300,000	11,242,712
4.75% 7/4/34	EUR	1,650,000	2,992,098
Ghana Republic 7.875% 8/7/23 (f)		285,000	274,370
Hungarian Republic:
4.125% 2/19/18		478,000	480,390
5.75% 11/22/23		275,000	274,313
7.625% 3/29/41		804,000	879,375
Indonesian Republic:
3.375% 4/15/23 (f)		280,000	238,700
4.875% 5/5/21 (f)		900,000	891,000
5.25% 1/17/42 (f)		695,000	594,225
5.375% 10/17/23		200,000	199,510
5.875% 3/13/20 (f)		730,000	770,150
6.625% 2/17/37 (f)		525,000	530,250
7.75% 1/17/38 (f)		810,000	919,350
8.5% 10/12/35 (Reg. S)		1,075,000	1,306,125
11.625% 3/4/19 (f)		875,000	1,172,500
Islamic Republic of Pakistan 7.125% 3/31/16 (f)		1,325,000	1,310,094
Israeli State (guaranteed by U.S. Government through Agency for International Development):
5.5% 9/18/23		2,590,000	2,985,542
Foreign Government and Government Agency Obligations - continued
		Principal Amount (d)	Value
Israeli State (guaranteed by U.S. Government through Agency for International Development): - continued
5.5% 12/4/23		$ 1,503,000	$ 1,729,066
Italian Republic 5% 9/1/40	EUR	3,200,000	4,535,628
Ivory Coast 7.1% 12/31/32 (e)		400,000	355,000
Japan Government:
0.1% 4/15/15	JPY	295,000,000	2,801,225
0.1% 10/15/15	JPY	766,700,000	7,278,561
1.1% 6/20/20	JPY	798,000,000	7,915,241
1.8% 3/20/43	JPY	135,000,000	1,303,265
1.9% 9/20/30	JPY	720,000,000	7,446,110
Jordanian Kingdom:
2.503% 10/30/20		2,924,000	2,860,406
3.875% 11/12/15		400,000	400,000
Latvian Republic 2.75% 1/12/20 (f)		495,000	472,106
Lebanese Republic:
4% 12/31/17		1,360,000	1,332,800
4.75% 11/2/16		265,000	262,350
5.15% 11/12/18		400,000	394,520
5.45% 11/28/19		580,000	565,500
6.375% 3/9/20		450,000	458,460
Lithuanian Republic:
6.125% 3/9/21 (f)		540,000	611,712
6.625% 2/1/22 (f)		575,000	671,313
7.375% 2/11/20 (f)		355,000	425,556
Moroccan Kingdom:
4.25% 12/11/22 (f)		495,000	455,400
5.5% 12/11/42 (f)		200,000	168,000
Panamanian Republic:
4.3% 4/29/53		290,000	219,675
6.7% 1/26/36		190,000	212,325
8.875% 9/30/27		200,000	268,000
9.375% 4/1/29		70,000	97,125
Peruvian Republic:
4% 3/7/27 (e)		570,000	570,000
5.625% 11/18/50		110,000	110,275
8.75% 11/21/33		765,000	1,088,213
Philippine Republic:
7.75% 1/14/31		875,000	1,155,000
9.5% 2/2/30		810,000	1,215,000
10.625% 3/16/25		580,000	890,300
Plurinational State of Bolivia:
4.875% 10/29/22 (f)		425,000	404,813
5.95% 8/22/23 (f)		335,000	331,650
Provincia de Cordoba 12.375% 8/17/17 (f)		765,000	701,888

		Principal Amount (d)	Value
Provincia de Neuquen Argentina 7.875% 4/26/21 (Reg. S)		$ 546,000	$ 553,180
Republic of Angola 7% 8/16/19 (Issued by Northern Lights III BV for Republic of Angola) (Reg. S)		275,000	297,344
Republic of Armenia 6% 9/30/20 (f)		520,000	515,450
Republic of Iraq 5.8% 1/15/28 (Reg. S)		1,750,000	1,478,750
Republic of Namibia 5.5% 11/3/21 (f)		330,000	336,600
Republic of Nigeria:
yield at date of purchase 0.12% 4/24/14	NGN	78,050,000	470,166
5.125% 7/12/18 (f)		290,000	296,163
6.75% 1/28/21 (f)		155,000	167,400
Republic of Serbia:
5.25% 11/21/17 (f)		280,000	280,700
5.875% 12/3/18 (f)		520,000	528,450
6.75% 11/1/24 (f)		1,017,693	1,001,207
7.25% 9/28/21 (f)		400,000	421,000
Republic of Zambia 5.375% 9/20/22 (f)		200,000	173,000
Romanian Republic:
4.375% 8/22/23 (f)		398,000	383,573
6.75% 2/7/22 (f)		750,000	851,250
6.75% 2/7/22		50,000	56,750
Russian Federation:
4.875% 9/16/23 (f)		200,000	202,000
5.625% 4/4/42 (f)		800,000	793,040
5.875% 9/16/43 (f)		200,000	203,300
7.5% 3/31/30 (Reg. S)		4,504,500	5,256,751
12.75% 6/24/28 (Reg. S)		1,865,000	3,158,751
South African Republic 5.875% 9/16/25		200,000	208,000
Spanish Kingdom:
3.3% 7/30/16	EUR	3,025,000	4,303,932
5.15% 10/31/44	EUR	1,150,000	1,615,942
State Oil Co. of Azerbaijan Republic 4.75% 3/13/23 (Reg. S)		400,000	377,000
Turkish Republic:
5.125% 3/25/22		485,000	464,388
5.625% 3/30/21		490,000	497,350
6% 1/14/41		575,000	508,156
6.25% 9/26/22		475,000	489,820
6.75% 4/3/18		680,000	742,050
6.75% 5/30/40		670,000	653,250
6.875% 3/17/36		1,265,000	1,252,350
7% 9/26/16		460,000	506,000
7% 3/11/19		295,000	324,131
7.25% 3/5/38		875,000	899,063
7.375% 2/5/25		1,200,000	1,303,500
7.5% 11/7/19		625,000	706,250
8% 2/14/34		260,000	288,925
Foreign Government and Government Agency Obligations - continued
		Principal Amount (d)	Value
Turkish Republic: - continued
11.875% 1/15/30		$ 450,000	$ 675,563
Ukraine Financing of Infrastructure Projects State Enterprise 8.375% 11/3/17 (f)		755,000	690,825
Ukraine Government:
6.25% 6/17/16 (f)		430,000	400,975
6.75% 11/14/17 (f)		260,000	239,850
7.5% 4/17/23 (Reg. S)		200,000	179,240
7.75% 9/23/20 (f)		500,000	461,250
7.8% 11/28/22 (f)		500,000	451,875
7.95% 6/4/14 (f)		1,340,000	1,340,000
7.95% 6/4/14 (Reg.S)		400,000	400,000
7.95% 2/23/21 (f)		400,000	368,480
9.25% 7/24/17 (f)		790,000	781,073
United Arab Emirates 7.75% 10/5/20 (Reg. S)		190,000	226,575
United Kingdom, Great Britain and Northern Ireland:
1.75% 9/7/22	GBP	2,100,000	3,177,005
2.25% 3/7/14	GBP	9,900,000	16,448,038
3.5% 7/22/68	GBP	3,625,000	5,856,290
United Mexican States:
4.75% 3/8/44		1,116,000	1,011,096
5.75% 10/12/2110		554,000	512,450
6.05% 1/11/40		1,286,000	1,398,525
6.75% 9/27/34		970,000	1,144,600
7.5% 4/8/33		305,000	383,538
8.3% 8/15/31		250,000	338,125
United Republic of Tanzania 6.3921% 3/9/20 (l)		400,000	416,500
Uruguay Republic 7.875% 1/15/33 pay-in-kind		825,000	1,023,000
Venezuelan Republic:
oil recovery rights 4/15/20 (p)		10,236	255,900
6% 12/9/20		465,000	309,923
7% 3/31/38		360,000	225,000
8.5% 10/8/14		480,000	468,720
9% 5/7/23 (Reg. S)		1,710,000	1,273,950
9.25% 5/7/28 (Reg. S)		610,000	451,400
9.375% 1/13/34		545,000	404,118
11.75% 10/21/26 (Reg. S)		880,000	752,400
11.95% 8/5/31 (Reg. S)		1,590,000	1,354,680
12.75% 8/23/22		1,630,000	1,503,675
13.625% 8/15/18		806,000	789,880
Vietnamese Socialist Republic:
1.25% 3/12/16 (l)		339,130	301,826
4% 3/12/28 (e)		1,474,167	1,297,267
6.875% 1/15/16 (f)		530,000	565,775
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $254,521,215)			252,153,031
Supranational Obligations - 0.2%
		Principal Amount (d)	Value
European Investment Bank 3% 10/14/33	EUR	750,000	$ 1,030,370
Korea Development Bank 1.5% 5/30/18 (Reg.S)	EUR	600,000	812,141
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $1,777,465)			1,842,511
Common Stocks - 0.5%
	Shares
CONSUMER DISCRETIONARY - 0.3%
Auto Components - 0.2%
Remy International, Inc.	6,195	144,468
TRW Automotive Holdings Corp. (a)	22,706	1,689,099
		1,833,567
Automobiles - 0.1%
General Motors Co. (a)	1,098	44,875
General Motors Co.:
warrants 7/10/16 (a)	10,738	334,596
warrants 7/10/19 (a)	10,738	248,370
Motors Liquidation Co. GUC Trust (a)	2,816	90,534
		718,375
Diversified Consumer Services - 0.0%
Houghton Mifflin Harcourt Co. warrants 6/22/19 (a)(s)	2,218	3,327
Media - 0.0%
Haights Cross Communications, Inc. (a)	107	0
Interpublic Group of Companies, Inc.	23,368	413,614
RDA Holding Co. warrants 2/19/14 (a)(s)	510	0
		413,614
TOTAL CONSUMER DISCRETIONARY		2,968,883
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Reddy Ice Holdings, Inc. (a)	5,683	25,318
FINANCIALS - 0.0%
Capital Markets - 0.0%
Penson Worldwide, Inc. Class A (a)	314,563	3
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Rotech Healthcare, Inc.	6,068	112,182
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.0%
Alion Science & Technology Corp. warrants 3/15/17 (a)	115	0
Airlines - 0.0%
Delta Air Lines, Inc.	1,150	31,591
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Building Products - 0.1%
Nortek, Inc. (a)	10,732	$ 800,607
Nortek, Inc. warrants 12/7/14 (a)	524	13,362
		813,969
Commercial Services & Supplies - 0.0%
WP Rocket Holdings, Inc. rights (a)	146,146	1
Marine - 0.0%
U.S. Shipping Partners Corp. (a)	644	0
U.S. Shipping Partners Corp. warrants 12/31/29 (a)	6,028	0
Trading Companies & Distributors - 0.0%
Penhall Acquisition Co.:
Class A (a)	321	28,720
Class B (a)	107	9,573
		38,293
Transportation Infrastructure - 0.1%
DeepOcean Group Holding BV (a)(f)	31,897	894,728
TOTAL INDUSTRIALS		1,778,582
INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
Unisys Corp. (a)	417	13,999
Semiconductors & Semiconductor Equipment - 0.0%
MagnaChip Semiconductor Corp. (a)	2,669	52,046
Spansion, Inc. Class A (a)	207	2,875
		54,921
TOTAL INFORMATION TECHNOLOGY		68,920
MATERIALS - 0.0%
Chemicals - 0.0%
LyondellBasell Industries NV Class A	36	2,890
Containers & Packaging - 0.0%
Rock-Tenn Co. Class A	416	43,684
Metals & Mining - 0.0%
Aleris International, Inc. (a)(s)	2,037	65,566
Paper & Forest Products - 0.0%
Emerald Plantation Holdings Ltd. (a)	9,719	1,458
NewPage Corp. (i)	678	58,986
		60,444
TOTAL MATERIALS		172,584
UTILITIES - 0.0%
Electric Utilities - 0.0%
Portland General Electric Co.	140	4,228
TOTAL COMMON STOCKS (Cost $3,748,637)		5,130,700
Preferred Stocks - 0.5%
	Shares	Value
Convertible Preferred Stocks - 0.0%
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Reddy Ice Holdings, Inc. 7.00% pay-in-kind (a)	2,286	$ 16,868
Nonconvertible Preferred Stocks - 0.5%
FINANCIALS - 0.5%
Commercial Banks - 0.2%
SunTrust Banks, Inc. Series E, 5.875%	31,443	660,303
Wells Fargo & Co. 5.20%	71,251	1,430,720
		2,091,023
Consumer Finance - 0.2%
Ally Financial, Inc. 7.00% (f)	2,620	2,502,100
Real Estate Investment Trusts - 0.1%
Public Storage Series V, 5.375%	40,000	781,200
TOTAL FINANCIALS		5,374,323
TOTAL PREFERRED STOCKS (Cost $4,988,298)		5,391,191
Bank Loan Obligations - 2.0%
	Principal Amount (d)
CONSUMER DISCRETIONARY - 0.5%
Diversified Consumer Services - 0.0%
Spotless Holdings Ltd.:
Tranche B 1LN, term loan 5% 10/2/18 (l)	$ 149,625	151,495
Tranche 2LN, term loan 8.75% 4/2/19 (l)	190,000	193,800
		345,295
Hotels, Restaurants & Leisure - 0.2%
Centaur Acquisition LLC:
Tranche 1LN, term loan 5.25% 2/20/19 (l)	163,763	164,377
Tranche 2LN, term loan 8.75% 2/20/20 (l)	165,000	167,577
CityCenter Holdings LLC Tranche B, term loan 5% 10/16/20 (l)	230,000	232,875
Graton Economic Development Authority Tranche B, term loan 9% 8/22/18 (l)	235,000	247,925
Harrah's Entertainment, Inc. Tranche B 6LN, term loan 5.4884% 1/28/18 (l)	295,404	281,756
Bank Loan Obligations - continued
	Principal Amount (d)	Value
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Hilton Worldwide Finance, LLC Tranche B, term loan 3.75% 10/25/20 (l)	$ 1,156,579	$ 1,165,253
MGM Mirage, Inc. Tranche B, term loan 3.5% 12/20/19 (l)	277,200	276,867
		2,536,630
Media - 0.2%
McGraw-Hill Global Education Holdings, LLC Tranche B, term loan 9% 3/18/19 (l)	401,625	407,649
Springer Science+Business Media Deutschland GmbH Tranche B 2LN, term loan 5% 8/14/20 (l)	1,236,900	1,233,808
TWCC Holding Corp. Tranche 2LN, term loan 7% 6/26/20 (l)	320,000	328,400
		1,969,857
Specialty Retail - 0.1%
General Nutrition Centers, Inc. Tranche B, term loan 3.25% 3/4/19 (l)	395,000	393,519
TOTAL CONSUMER DISCRETIONARY		5,245,301
CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.1%
BJ's Wholesale Club, Inc.:
Tranche 2LN, term loan 8.5% 3/31/20 (l)	65,000	66,300
Tranche B 1LN, term loan 4.5% 9/26/19 (l)	200,000	201,250
Del Monte Foods Consumer Products:
Tranche 2LN, term loan 5/26/21 (r)	150,000	151,500
Tranche B 1LN, term loan 11/26/20 (r)	300,000	300,750
Focus Brands, Inc. Tranche 2LN, term loan 10.25% 8/21/18 (l)	285,000	289,275
Rite Aid Corp. Tranche 2LN, term loan 5.75% 8/21/20 (l)	55,000	56,444
		1,065,519
Personal Products - 0.1%
Revlon Consumer Products Corp.:
term loan 4% 8/19/19 (l)	840,000	842,100
Tranche B, term loan 4% 11/19/17 (l)	371,250	373,570
		1,215,670
TOTAL CONSUMER STAPLES		2,281,189

	Principal Amount (d)	Value
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Alon U.S.A. Partners LP term loan 9.25% 11/26/18 (l)	$ 332,750	$ 341,069
Arch Coal, Inc. Tranche B, term loan 6.25% 5/16/18 (l)	325,053	319,787
Crestwood Holdings Partners LLC Tranche B, term loan 7% 6/19/19 (l)	487,539	500,336
Fieldwood Energy, LLC Tranche 2LN, term loan 8.375% 9/30/20 (l)	1,545,000	1,568,175
Panda Sherman Power, LLC term loan 9% 9/14/18 (l)	205,000	209,613
Panda Temple Power, LLC term loan 7.25% 4/3/19 (l)	110,000	113,713
Samson Investment Co. Tranche B 2LN, term loan 9/25/18 (r)	120,000	120,000
Western Refining, Inc. Tranche B, term loan 4.25% 11/12/20 (l)	85,000	86,063
		3,258,756
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Moxie Patriot LLC Tranche B, term loan 12/19/20 (r)	130,000	131,788
Sheridan Investment Partners I term loan 12/16/20 (r)	172,126	172,780
Sheridan Production Partners I:
Tranche A, term loan 12/16/20 (r)	23,944	24,035
Tranche M, term loan 12/16/20 (r)	8,930	8,964
		337,567
Real Estate Management & Development - 0.0%
Realogy Corp. Credit-Linked Deposit 4.4463% 10/10/16 (l)	51,757	51,627
TOTAL FINANCIALS		389,194
HEALTH CARE - 0.3%
Health Care Providers & Services - 0.2%
DaVita, Inc. Tranche A, term loan 2.92% 10/20/15 (l)	566,649	568,066
Emergency Medical Services Corp. Tranche B, term loan 4% 5/25/18 (l)	1,073,512	1,076,196
		1,644,262
Life Sciences Tools & Services - 0.1%
Jaguar Holding Co. II Tranche B, term loan 4% 12/5/18 (l)	1,234,926	1,234,926
Bank Loan Obligations - continued
	Principal Amount (d)	Value
HEALTH CARE - continued
Pharmaceuticals - 0.0%
Salix Pharmaceuticals Ltd. Tranche B, term loan 1/2/20 (r)	$ 50,000	$ 50,500
TOTAL HEALTH CARE		2,929,688
INDUSTRIALS - 0.2%
Airlines - 0.0%
Northwest Airlines Corp. Tranche A, term loan 2% 12/24/18 (l)	595,062	547,457
Commercial Services & Supplies - 0.1%
Arysta Lifescience SPC LLC:
Tranche B 1LN, term loan 4.5% 5/29/20 (l)	189,050	190,232
Tranche B 2LN, term loan 8.25% 11/30/20 (l)	375,000	383,438
GCA Services Group, Inc. Tranche 2LN, term loan 9.25% 11/1/20 (l)	180,000	181,800
Tervita Corp. Tranche B 1LN, term loan 6.25% 5/15/18 (l)	322,563	323,369
WTG Holdings III Corp.:
Tranche 2LN, term loan 12/12/21 (r)	50,000	49,750
Tranche B, term loan 12/12/20 (r)	55,000	54,725
		1,183,314
Machinery - 0.1%
Pinafore LLC Tranche B 2LN, term loan 3.75% 9/21/16 (l)	744,311	746,172
TOTAL INDUSTRIALS		2,476,943
INFORMATION TECHNOLOGY - 0.2%
Electronic Equipment & Components - 0.0%
Infor U.S., Inc. Tranche B 5LN, term loan 6/3/20 (r)	280,000	278,964
Software - 0.2%
BMC Software Finance, Inc. Tranche B, term loan 5% 9/10/20 (l)	635,000	635,000
ION Trading Technologies Ltd.:
Tranche 1LN, term loan 4.5% 5/22/20 (l)	69,650	69,650
Tranche 2LN, term loan 8.25% 5/22/21 (l)	30,000	30,544
Kronos, Inc. Tranche 2LN, term loan 9.75% 4/30/20 (l)	685,000	715,825
		1,451,019
TOTAL INFORMATION TECHNOLOGY		1,729,983

	Principal Amount (d)	Value
MATERIALS - 0.1%
Construction Materials - 0.0%
Fairmount Minerals Ltd. Tranche B 2LN, term loan 5% 9/5/19 (l)	$ 84,788	$ 86,165
Containers & Packaging - 0.1%
Berry Plastics Corp. Tranche E, term loan 12/18/20 (r)	510,000	508,725
Metals & Mining - 0.0%
Ameriforge Group, Inc.:
Tranche B 1LN, term loan 5% 1/25/20 (l)	84,152	84,537
Tranche B 2LN, term loan 8.75% 1/25/21 (l)	50,000	50,875
MRC Global, Inc. Tranche B, term loan 5% 11/9/19 (l)	339,150	344,237
		479,649
TOTAL MATERIALS		1,074,539
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Consolidated Communications, Inc. Tranche B, term loan 12/23/20 (r)	45,000	45,000
FairPoint Communications, Inc. Tranche B, term loan 7.5% 2/14/19 (l)	749,338	773,691
Integra Telecom Holdings, Inc. Tranche 2LN, term loan 9.75% 2/14/20 (l)	40,000	41,000
		859,691
Wireless Telecommunication Services - 0.0%
Digicel International Finance Ltd. Tranche D 1LN, term loan 3.75% 3/31/17 (l)	345,000	344,138
Intelsat Jackson Holdings SA Tranche B 2LN, term loan 3.75% 6/30/19 (l)	415,000	418,652
		762,790
TOTAL TELECOMMUNICATION SERVICES		1,622,481
UTILITIES - 0.1%
Electric Utilities - 0.0%
Essential Power LLC Tranche B, term loan 4.25% 8/8/19 (l)	309,464	300,180
Gas Utilities - 0.0%
Everest Acquisition LLC Tranche B 3LN, term loan 3.5% 5/24/18 (l)	176,667	176,667
Bank Loan Obligations - continued
	Principal Amount (d)	Value
UTILITIES - continued
Independent Power Producers & Energy Traders - 0.1%
LSP Madison Funding LLC Tranche 1LN, term loan 5.5% 6/28/19 (l)	$ 278,087	$ 281,215
Tempus Public Foundation Generation Holdings LLC Tranche B, term loan 4.75% 12/31/17 (l)	263,675	264,993
		546,208
TOTAL UTILITIES		1,023,055
TOTAL BANK LOAN OBLIGATIONS (Cost $21,506,866)		22,031,129
Sovereign Loan Participations - 0.1%

Indonesian Republic loan participation:
Citibank 1.1875% 12/14/19 (l)	261,980	244,951
Goldman Sachs 1.1875% 12/14/19 (l)	471,528	440,878
1.1875% 12/14/19 (l)	352,587	329,669
TOTAL SOVEREIGN LOAN PARTICIPATIONS (Cost $996,263)		1,015,498
Fixed-Income Funds - 0.5%
	Shares
Fidelity Floating Rate Central Fund (m) (Cost $4,455,711)	55,212	5,933,634
Preferred Securities - 0.8%
	Principal Amount (d)
CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
Globo Comunicacoes e Participacoes SA 6.25% (e)(f)(g)	$ 930,000	978,730
NBCUniversal Enterprise, Inc. 5.25% (f)(g)	770,000	763,760
		1,742,490
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Cosan Overseas Ltd. 8.25% (g)	400,000	405,111
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Reliance Industries Ltd. 5.875% (f)(g)	400,000	347,515
FINANCIALS - 0.6%
Commercial Banks - 0.0%
Wells Fargo & Co. 7.98% (g)(l)	135,000	153,739

	Principal Amount (d)	Value
Diversified Financial Services - 0.6%
Bank of America Corp.:
5.2% (g)(l)	$ 965,000	$ 872,774
8% (g)(l)	255,000	289,730
8.125% (g)(l)	145,000	162,842
Citigroup, Inc. 5.95% (g)(l)	2,405,000	2,285,739
JPMorgan Chase & Co. 6% (g)(l)	2,580,000	2,532,345
		6,143,430
TOTAL FINANCIALS		6,297,169
INDUSTRIALS - 0.0%
Construction & Engineering - 0.0%
Odebrecht Finance Ltd. 7.5% (Reg. S) (g)	100,000	96,375
MATERIALS - 0.0%
Metals & Mining - 0.0%
CSN Islands XII Corp. 7% (Reg. S) (g)	720,000	595,260
TOTAL PREFERRED SECURITIES (Cost $9,839,012)		9,483,920
Other - 0.0%
	Shares
Other - 0.0%
Idearc, Inc. Claim (a) (Cost $1)	108,228	1
Money Market Funds - 3.3%

Fidelity Cash Central Fund, 0.11% (b) (Cost $37,771,744)	37,771,744	37,771,744
TOTAL INVESTMENT PORTFOLIO - 99.1% (Cost $1,101,917,742)		1,117,442,154
NET OTHER ASSETS (LIABILITIES) - 0.9%		9,831,711
NET ASSETS - 100%		$ 1,127,273,865
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Treasury Contracts
20 CBOT 10 Year U.S. Treasury Note Contracts	March 2014	$ 2,460,938	$ (47,078)
53 CBOT 2 Year U.S. Treasury Note Contracts	March 2014	11,650,063	(18,321)
Futures Contracts - continued
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased - continued
Treasury Contracts - continued
30 CBOT 5 Year U.S. Treasury Note Contracts	March 2014	$ 3,579,375	$ (45,301)
13 CBOT Long Term U.S. Treasury Bond Contracts	March 2014	1,668,063	(19,818)
23 CBOT Ultra Long Term U.S. Treasury Bond Contracts	March 2014	3,133,750	(73,165)
TOTAL TREASURY CONTRACTS		$ 22,492,189	$ (203,683)
The face value of futures purchased as a percentage of net assets is 1.9%
For the period, the average monthly underlying face amount for futures contracts in the aggregate was $15,067,007.
Swaps
Interest Rate Swaps
Clearinghouse/Counterparty (1)	Expiration Date	Notional Amount	Payment Received	Payment Paid	Value	Upfront Premium Received/(Paid) (2)	Unrealized Appreciation/ (Depreciation)
CME	Nov. 2023	$ 10,178,000	3-month LIBOR	2.83%	$ 202,388	$ 0	$ 202,388

(1) Swaps with CME Group (CME) are centrally cleared over-the-counter (OTC) swaps.

(2) Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).
For the period, the average monthly notional amount for swaps in the aggregate was $9,516,167.
Currency Abbreviations
BRL	-	Brazilian real
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
GBP	-	British pound
JPY	-	Japanese yen
MXN	-	Mexican peso
NGN	-	Nigerian naira
TRY	-	Turkish Lira
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Non-income producing - Security is in default.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $226,634,648 or 20.1% of net assets.

(g) Security is perpetual in nature with no stated maturity date.
(h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(i) A portion of the security sold on a delayed delivery basis.
(j) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $215,460.
(k) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $272,868.
(l) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(m) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(n) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.
(o) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.
(p) Quantity represents share amount.
(q) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.
(r) The coupon rate will be determined upon settlement of the loan after period end.

(s) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $68,893 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aleris International, Inc.	6/1/10	$ 71,295
Houghton Mifflin Harcourt Co. warrants 6/22/19	6/22/12	$ 4,281
RDA Holding Co. warrants 2/19/14	2/27/07	$ 160,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 54,714
Fidelity Floating Rate Central Fund	313,525
Total	$ 368,239
Additional information regarding the Fund's fiscal year to date purchases and sales, including the ownership percentage, of the non Money Market Central Funds is as follows:
Fund	Value, beginning of period	Purchases	Sales Proceeds	Value, end of period	% ownership, end of period
Fidelity Floating Rate Central Fund	$ 6,048,108	$ 246,054	$ 502,242	$ 5,933,634	0.4%
Other Information

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 2,968,883	$ 2,965,556	$ -	$ 3,327
Consumer Staples	42,186	-	25,318	16,868
Financials	5,374,326	2,872,223	2,502,100	3
Health Care	112,182	-	-	112,182
Industrials	1,778,582	845,560	-	933,022
Information Technology	68,920	68,920	-	-
Materials	172,584	48,032	-	124,552
Utilities	4,228	4,228	-	-
Corporate Bonds	491,959,668	-	491,948,901	10,767
U.S. Government and Government Agency Obligations	200,035,082	-	200,035,082	-
U.S. Government Agency - Mortgage Securities	31,921,347	-	31,921,347	-
Asset-Backed Securities	175,577	-	175,577	-
Collateralized Mortgage Obligations	38,042,868	-	38,042,868	-
Commercial Mortgage Securities	14,554,253	-	14,554,253	-
Foreign Government and Government Agency Obligations	252,153,031	-	251,583,031	570,000
Supranational Obligations	1,842,511	-	1,842,511	-
Bank Loan Obligations	22,031,129	-	21,194,397	836,732
Sovereign Loan Participations	1,015,498	-	-	1,015,498
Fixed-Income Funds	5,933,634	5,933,634	-	-
Preferred Securities	9,483,920	-	8,720,160	763,760
Other	1	-	-	1
Money Market Funds	37,771,744	37,771,744	-	-
Total Investments in Securities:	$ 1,117,442,154	$ 50,509,897	$ 1,062,545,545	$ 4,386,712
Derivative Instruments:
Assets
Swaps	$ 202,388	$ -	$ 202,388	$ -
Liabilities
Futures Contracts	$ (203,683)	$ (203,683)	$ -	$ -
Total Derivative Instruments:	$ (1,295)	$ (203,683)	$ 202,388	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Interest Rate Risk
Futures Contracts (a)	$ -	$ (203,683)
Swaps (b)	202,388	-
Total Value of Derivatives	$ 202,388	$ (203,683)

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

(b) For centrally cleared OTC swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. For centrally cleared OTC swaps, only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Other Information
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	64.3%
Canada	3.5%
Germany	2.9%
United Kingdom	2.6%
Italy	2.6%
Japan	2.5%
Luxembourg	2.1%
Bermuda	1.5%
Venezuela	1.3%
Netherlands	1.2%
Mexico	1.2%
Turkey	1.2%
Argentina	1.1%
Indonesia	1.0%
Others (Individually Less Than 1%)	11.0%
100.0%
The information in the above table is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's fixed-income central funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,059,690,287)	$ 1,073,736,776
Fidelity Central Funds (cost $42,227,455)	43,705,378
Total Investments (cost $1,101,917,742)		$ 1,117,442,154
Cash		848,746
Restricted cash		146,146
Receivable for investments sold Regular delivery		4,028,248
Delayed delivery		63,531
Receivable for fund shares sold		51,846
Dividends receivable		39
Interest receivable		13,193,966
Distributions receivable from Fidelity Central Funds		28,545
Receivable for daily variation margin for derivative instruments		26,436
Prepaid expenses		2,553
Total assets		1,135,832,210

Liabilities
Payable for investments purchased Regular delivery	$ 4,782,039
Delayed delivery	364,815
Payable for fund shares redeemed	2,658,116
Accrued management fee	533,985
Distribution and service plan fees payable	14,068
Other affiliated payables	122,999
Other payables and accrued expenses	82,323
Total liabilities		8,558,345

Net Assets		$ 1,127,273,865
Net Assets consist of:
Paid in capital		$ 1,112,453,753
Undistributed net investment income		2,375,391
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,957,877)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		15,402,598
Net Assets		$ 1,127,273,865

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($119,063,069 ÷ 10,630,334 shares)	$ 11.20

Service Class: Net Asset Value, offering price and redemption price per share ($837,114 ÷ 74,800 shares)	$ 11.19

Service Class 2: Net Asset Value, offering price and redemption price per share ($68,196,456 ÷ 6,122,944 shares)	$ 11.14

Investor Class: Net Asset Value, offering price and redemption price per share ($939,177,226 ÷ 84,076,376 shares)	$ 11.17

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2013

Investment Income
Dividends		$ 706,219
Interest		52,832,634
Income from Fidelity Central Funds		368,239
Total income		53,907,092

Expenses
Management fee	$ 6,875,572
Transfer agent fees	1,203,283
Distribution and service plan fees	135,304
Accounting fees and expenses	424,498
Custodian fees and expenses	76,792
Independent trustees' compensation	4,668
Registration fees	3
Audit	78,591
Legal	5,228
Miscellaneous	10,963
Total expenses before reductions	8,814,902
Expense reductions	(48,442)	8,766,460
Net investment income (loss)		45,140,632
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,490,456
Fidelity Central Funds	28,106
Foreign currency transactions	(48,073)
Futures contracts	54,228
Swaps	1,132,199
Total net realized gain (loss)		6,656,916
Change in net unrealized appreciation (depreciation) on: Investment securities	(51,213,743)
Assets and liabilities in foreign currencies	7,559
Futures contracts	(192,494)
Swaps	(28,527)
Total change in net unrealized appreciation (depreciation)		(51,427,205)
Net gain (loss)		(44,770,289)
Net increase (decrease) in net assets resulting from operations		$ 370,343

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 45,140,632	$ 45,709,728
Net realized gain (loss)	6,656,916	14,431,522
Change in net unrealized appreciation (depreciation)	(51,427,205)	54,466,654
Net increase (decrease) in net assets resulting from operations	370,343	114,607,904
Distributions to shareholders from net investment income	(46,718,517)	(44,510,315)
Distributions to shareholders from net realized gain	(11,002,756)	(13,812,434)
Total distributions	(57,721,273)	(58,322,749)
Share transactions - net increase (decrease)	(107,057,354)	227,501,664
Total increase (decrease) in net assets	(164,408,284)	283,786,819

Net Assets
Beginning of period	1,291,682,149	1,007,895,330
End of period (including undistributed net investment income of $2,375,391 and undistributed net investment income of $5,044,072, respectively)	$ 1,127,273,865	$ 1,291,682,149

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.76	$ 11.15	$ 11.36	$ 11.11	$ 8.94
Income from Investment Operations
Net investment income (loss) C	.437	.465	.511	.588	.619
Net realized and unrealized gain (loss)	(.403)	.704	.013	.473	2.065
Total from investment operations	.034	1.169	.524	1.061	2.684
Distributions from net investment income	(.483)	(.425)	(.486)	(.517)	(.439)
Distributions from net realized gain	(.111)	(.134)	(.248)	(.294)	(.075)
Total distributions	(.594)	(.559)	(.734)	(.811)	(.514)
Net asset value, end of period	$ 11.20	$ 11.76	$ 11.15	$ 11.36	$ 11.11
Total Return A,B	.29%	10.50%	4.66%	9.64%	30.02%
Ratios to Average Net Assets D,F
Expenses before reductions	.68%	.69%	.69%	.71%	.74%
Expenses net of fee waivers, if any	.68%	.69%	.69%	.70%	.74%
Expenses net of all reductions	.68%	.69%	.69%	.70%	.74%
Net investment income (loss)	3.74%	3.97%	4.38%	5.07%	5.98%
Supplemental Data
Net assets, end of period (000 omitted)	$ 119,063	$ 164,166	$ 164,168	$ 154,861	$ 166,898
Portfolio turnover rate E	141%	129%	224%	208%	199%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .01%.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.75	$ 11.14	$ 11.35	$ 11.10	$ 8.92
Income from Investment Operations
Net investment income (loss) C	.425	.453	.499	.574	.594
Net realized and unrealized gain (loss)	(.403)	.704	.009	.469	2.083
Total from investment operations	.022	1.157	.508	1.043	2.677
Distributions from net investment income	(.471)	(.413)	(.470)	(.499)	(.422)
Distributions from net realized gain	(.111)	(.134)	(.248)	(.294)	(.075)
Total distributions	(.582)	(.547)	(.718)	(.793)	(.497)
Net asset value, end of period	$ 11.19	$ 11.75	$ 11.14	$ 11.35	$ 11.10
Total Return A,B	.19%	10.40%	4.52%	9.48%	30.01%
Ratios to Average Net Assets D,F
Expenses before reductions	.78%	.78%	.80%	.81%	.84%
Expenses net of fee waivers, if any	.78%	.78%	.80%	.81%	.84%
Expenses net of all reductions	.78%	.78%	.80%	.81%	.84%
Net investment income (loss)	3.64%	3.87%	4.28%	4.96%	5.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 837	$ 975	$ 883	$ 1,199	$ 1,898
Portfolio turnover rate E	141%	129%	224%	208%	199%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .01%.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.71	$ 11.11	$ 11.33	$ 11.11	$ 8.92
Income from Investment Operations
Net investment income (loss) C	.404	.434	.478	.560	.578
Net realized and unrealized gain (loss)	(.400)	.701	.021	.457	2.087
Total from investment operations	.004	1.135	.499	1.017	2.665
Distributions from net investment income	(.463)	(.401)	(.471)	(.503)	(.400)
Distributions from net realized gain	(.111)	(.134)	(.248)	(.294)	(.075)
Total distributions	(.574)	(.535)	(.719)	(.797)	(.475)
Net asset value, end of period	$ 11.14	$ 11.71	$ 11.11	$ 11.33	$ 11.11
Total Return A,B	.03%	10.23%	4.45%	9.23%	29.88%
Ratios to Average Net Assets D,F
Expenses before reductions	.93%	.94%	.95%	.97%	.99%
Expenses net of fee waivers, if any	.93%	.94%	.94%	.96%	.99%
Expenses net of all reductions	.93%	.94%	.94%	.96%	.99%
Net investment income (loss)	3.49%	3.72%	4.13%	4.81%	5.72%
Supplemental Data
Net assets, end of period (000 omitted)	$ 68,196	$ 41,502	$ 25,652	$ 7,599	$ 1,918
Portfolio turnover rate E	141%	129%	224%	208%	199%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .01%.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.73	$ 11.12	$ 11.34	$ 11.09	$ 8.92
Income from Investment Operations
Net investment income (loss) C	.432	.461	.506	.584	.617
Net realized and unrealized gain (loss)	(.401)	.705	.005	.474	2.065
Total from investment operations	.031	1.166	.511	1.058	2.682
Distributions from net investment income	(.480)	(.422)	(.483)	(.514)	(.437)
Distributions from net realized gain	(.111)	(.134)	(.248)	(.294)	(.075)
Total distributions	(.591)	(.556)	(.731)	(.808)	(.512)
Net asset value, end of period	$ 11.17	$ 11.73	$ 11.12	$ 11.34	$ 11.09
Total Return A,B	.27%	10.50%	4.55%	9.63%	30.06%
Ratios to Average Net Assets D,F
Expenses before reductions	.72%	.72%	.73%	.74%	.77%
Expenses net of fee waivers, if any	.71%	.72%	.73%	.74%	.77%
Expenses net of all reductions	.71%	.72%	.73%	.74%	.77%
Net investment income (loss)	3.70%	3.94%	4.35%	5.03%	5.95%
Supplemental Data
Net assets, end of period (000 omitted)	$ 939,177	$ 1,085,039	$ 817,192	$ 628,706	$ 475,890
Portfolio turnover rate E	141%	129%	224%	208%	199%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .01%.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP Strategic Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio*
Fidelity Floating Rate Central Fund	FMR Co., Inc. (FMRC)	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Loans & Direct Debt Instruments Repurchase Agreements Restricted Securities	Less than 0.01%

* Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at advisor.fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, foreign government and government agency obligations, preferred securities, supranational obligations, U.S. government and government agency obligations and sovereign loan participations, are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the

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3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, foreign currency transactions, market discount, partnerships (including allocations from Fidelity Central Funds) and losses deferred due to wash sales, futures transactions and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 40,953,983
Gross unrealized depreciation	(24,890,480)
Net unrealized appreciation (depreciation) on securities and other investments	$ 16,063,503

Tax Cost	$ 1,101,378,651

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation)	$ 16,173,940

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ 47,484,207	$ 50,737,319
Long-term Capital Gains	10,237,066	7,585,430
Total	$ 57,721,273	$ 58,322,749

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Restricted Cash. The Fund entered into transactions where cash was required to be held in escrow. The amount of restricted cash is reflected in the Fund's Statement of Assets and Liabilities.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these loans. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or

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4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Interest Rate Risk
Futures Contracts	$ 54,228	$ (192,494)
Purchased Options	142,269	-
Swaps	1,132,199	(28,527)
Totals (a)	$ 1,328,696	$ (221,021)

(a) A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market, and to fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund used OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included on the Statement of

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Notes to Financial Statements - continued

4. Derivative Instruments - continued

Options - continued

Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable. For the period, the average monthly notional amount for purchased swaptions was $1,570,150.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented in segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Realized gain or (loss) is also recorded in the event of an early termination of a swap. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is included in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps."

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities and U.S. government securities, aggregated $823,161,041 and $862,776,480, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets

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6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 961
Service Class 2	134,343
$ 135,304

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .10% of average net assets. In addition, FIIOC receives an asset-based fee of .0035% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to reimburse or waive this fee for the period January 1, 2013 through December 31, 2013 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 99,638
Service Class	669
Service Class 2	38,113
Investor Class	1,064,863
$ 1,203,283

Effective February 1, 2014, the Board of Trustees approved an amendment to the transfer agent fee agreement whereby each class (with the exception of the Investor Class) pays a single fee of .07% of average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses. Investor Class pays a single fee of .10% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $5,297.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,748 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

The investment adviser or its affiliates agreed to reimburse or waive certain fees during the period as noted in the table below.

Initial Class	$ 5,521
Service Class	38
Service Class 2	2,128
Investor Class	40,573
$ 48,260

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $3 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $179.

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Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Initial Class	$ 5,053,580	$ 5,803,567
Service Class	35,255	32,799
Service Class 2	2,666,002	1,314,731
Investor Class	38,963,680	37,359,218
Total	$ 46,718,517	$ 44,510,315
From net realized gain
Initial Class	$ 1,204,917	$ 1,841,471
Service Class	8,433	10,637
Service Class 2	607,316	421,763
Investor Class	9,182,090	11,538,563
Total	$ 11,002,756	$ 13,812,434

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Initial Class
Shares sold	623,949	1,518,545	$ 7,325,056	$ 17,854,388
Reinvestment of distributions	557,794	651,036	6,258,497	7,645,038
Shares redeemed	(4,508,150)	(2,937,183)	(52,458,877)	(34,054,527)
Net increase (decrease)	(3,326,407)	(767,602)	$ (38,875,324)	$ (8,555,101)
Service Class
Reinvestment of distributions	3,898	3,702	43,688	43,436
Shares redeemed	(12,042)	-	(139,470)	-
Net increase (decrease)	(8,144)	3,702	$ (95,782)	$ 43,436
Service Class 2
Shares sold	3,120,590	1,922,851	$ 36,207,352	$ 22,404,382
Reinvestment of distributions	293,554	148,466	3,273,318	1,736,494
Shares redeemed	(835,537)	(836,478)	(9,659,462)	(9,669,581)
Net increase (decrease)	2,578,607	1,234,839	$ 29,821,208	$ 14,471,295
Investor Class
Shares sold	4,595,613	16,759,934	$ 53,868,632	$ 195,088,604
Reinvestment of distributions	4,303,289	4,173,707	48,145,770	48,897,781
Shares redeemed	(17,295,535)	(1,921,565)	(199,921,858)	(22,444,351)
Net increase (decrease)	(8,396,633)	19,012,076	$ (97,907,456)	$ 221,542,034

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 93% of the total outstanding shares of the Fund.

12. Credit Risk.

The Fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and the Shareholders of VIP Strategic Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Strategic Income Portfolio (a fund of Variable Insurance Products Fund V) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Strategic Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 20, 2014

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Elizabeth S. Acton and James C. Curvey, each of the Trustees oversees 223 funds. Ms. Acton oversees 205 funds. Mr. Curvey oversees 396 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity fund. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President of FMR LLC (2013-present), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013 Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2007 Trustee Chairman of the Independent Trustees

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), a member of the Board of Trustees, Rutgers University (2004-present), and Chairman of the Board of Barnabas Health Care System. Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

Kenneth L. Wolfe (1939)
Year of Election or Appointment: 2007 Trustee

Mr. Wolfe also serves as Trustee of other Fidelity funds. Prior to his retirement, Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer (1994-2001) of Hershey Foods Corporation. He also served as a member of the Boards of Adelphia Communications Corporation (telecommunications, 2003-2006), Bausch & Lomb, Inc. (medical/pharmaceutical, 1993-2007), and Revlon, Inc. (personal care products, 2004-2009). Mr. Wolfe previously served as Chairman of the Independent Trustees of other Fidelity funds (2008-2012).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Officers:

Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Bruce T. Herring (1965)
Year of Election or Appointment: 2013 Vice President of Fidelity's Asset Allocation Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Charles S. Morrison (1960)
Year of Election or Appointment: 2012 Vice President

Mr. Morrison also serves as Vice President of other funds. He serves as President, Fixed Income and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Fixed Income Division.

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Derek L. Young (1964)
Year of Election or Appointment: 2009 Vice President of Fidelity's Asset Allocation Funds

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2013, $9,219,755 or, if subsequently determined to be different, the net capital gain of such year.

A total of 6.27% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Initial Class, Service Class, Service Class 2 and Investor Class designates 1% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Strategic Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees, Operations, Audit, Fair Valuation, and Governance and Nominating, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and, among other matters, considers matters specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, with the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the combination of several funds with other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; and (xi) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund for different time periods, measured against one or more securities market indices, including a customized blended index representative of the fund's asset classes (each a "benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; tactical opportunities for investment; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 50% would mean that half of the funds in the Total Mapped Group had higher, and half had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

VIP Strategic Income Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2012 and the total expense ratio of Service Class 2 ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Service Class 2 was above the competitive median primarily because of higher 12b-1 fees for Service Class 2 as compared to most competitor funds. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other mutual funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Service Class 2 was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its September 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate." The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure and definition of group assets, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes, and the impact of the increased use of omnibus accounts; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments Money Management, Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VIPSI-ANN-0214
1.796350.111

Fidelity® Variable Insurance Products:

Target Volatility Portfolio

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take VIP Target Volatility Portfolio - Service Class's and Service Class 2's cumulative total return and show you what would have happened if Service Class and Service Class 2 shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Target Volatility Portfolio - Service Class on February 13, 2013, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a "perfect 10," with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year's waning months. More generally, concern over EM's slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned -2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the -2.02% return of the Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned -2.01%, while ultra-safe U.S. Treasuries saw a -2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logging a -1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning -6.58%.

Comments from Xuehai En, Lead Portfolio Manager of Target Volatility Portfolio: From inception on February 13, 2013, through December 31, 2013, the fund's share classes solidly outperformed the 12.46% gain of the Fidelity VIP Target Volatility Portfolio Composite IndexSM. (For specific portfolio results, please refer to the financial highlights section of this report). During the early part of the period, the portfolio had a significant underweighting in U.S. investment-grade debt versus the Composite index. In addition, the portfolio was meaningfully overweighted in equities, particularly in the U.S., reflecting a high-conviction level for developed markets, as most economies here remained in early- or mid-cycle expansion. The portfolio remained overweighted in equities throughout the period, with modest exposure to emerging-markets stocks, as growth continued to slow in developing economies. During the summer, fears that the U.S. Federal Reserve would begin tapering its aggressive monetary stimulus program caused a sharp increase in interest rates. Credit spreads also widened as some investors reduced bond positions. In this environment, the portfolio reduced its underweighting in investment-grade debt by adding to its bond holdings, particularly corporate issues. Offering negative real returns, cash was reduced during the period and remained an underweight allocation. Overall, asset allocation provided a sizable boost to relative performance, with our underweighting in investment-grade debt, overweighting in equities and underweighting in cash/cash equivalents more than offsetting weak results from a small out-of-benchmark position in emerging-markets equities. Security selection, particularly in U.S. and non-U.S. developed equities, also was a major contributor.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in underlying mutual funds and exchange-traded funds (ETFs)(the Underlying Funds), will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in underlying mutual funds and exchange-traded funds (ETFs)(the Underlying Funds), will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Service Class	.25%
Actual		$ 1,000.00	$ 1,114.50	$ 1.33
HypotheticalA		$ 1,000.00	$ 1,023.95	$ 1.28
Service Class 2.41%
Actual		$ 1,000.00	$ 1,114.20	$ 2.18
HypotheticalA		$ 1,000.00	$ 1,023.14	$ 2.09

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Fund Holdings as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Domestic Equity Funds
Fidelity Air Transportation Portfolio	0.3	0.3
Fidelity Automotive Portfolio	0.0*	0.5
Fidelity Banking Portfolio	1.6	0.3
Fidelity Biotechnology Portfolio	0.3	0.0
Fidelity Blue Chip Growth Fund	4.0	0.0
Fidelity Brokerage & Investment Management Portfolio	0.7	0.9
Fidelity Chemicals Portfolio	0.8	0.0*
Fidelity Communications Equipment Portfolio	0.1	0.5
Fidelity Computers Portfolio	0.0	0.6
Fidelity Consumer Discretionary Portfolio	0.6	0.8
Fidelity Consumer Finance Portfolio	0.0	0.3
Fidelity Consumer Staples Portfolio	0.7	0.5
Fidelity Contrafund	1.8	0.0
Fidelity Disciplined Equity Fund	2.9	0.0
Fidelity Electronics Portfolio	0.0	0.3
Fidelity Energy Portfolio	0.5	0.0
Fidelity Energy Service Portfolio	0.1	0.8
Fidelity Equity-Income Fund	0.4	0.5
Fidelity Financial Services Portfolio	0.2	0.0
Fidelity Growth & Income Portfolio	0.0	6.9
Fidelity Health Care Portfolio	1.5	0.0*
Fidelity Industrial Equipment Portfolio	0.4	0.0
Fidelity Industrials Portfolio	2.1	0.5
Fidelity Insurance Portfolio	1.0	0.0*
Fidelity Large Cap Stock Fund	4.2	6.3
Fidelity Large Cap Value Enhanced Index Fund	0.0	1.1
Fidelity Leveraged Company Stock Fund	0.0	0.8
Fidelity Low-Priced Stock Fund	2.9	0.0
Fidelity Materials Portfolio	0.3	0.0
Fidelity Medical Equipment & Systems Portfolio	0.1	0.5
Fidelity Mega Cap Stock Fund	2.2	4.4
Fidelity Mid Cap Value Fund	0.9	0.7
Fidelity Multimedia Portfolio	0.2	0.3
Fidelity New Millennium Fund	1.9	0.3
Fidelity OTC Portfolio	0.6	3.3
Fidelity Pharmaceuticals Portfolio	0.5	0.8

	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity Real Estate Investment Portfolio	0.0*	0.0*
Fidelity Small Cap Enhanced Index Fund	0.1	0.9
Fidelity Small Cap Growth Fund	1.1	1.0
Fidelity Small Cap Value Fund	1.1	1.2
Fidelity Software & Computer Services Portfolio	1.1	1.0
Fidelity Technology Portfolio	0.9	0.0
Fidelity Telecommunications Portfolio	0.0*	0.1
Fidelity Transportation Portfolio	0.5	0.0
Fidelity Value Fund	1.6	0.0*
SPDR S&P 500 ETF	0.4	2.4
Vanguard Value ETF	1.5	0.0
	42.1	38.8
International Equity Funds
Fidelity Diversified International Fund	1.7	0.0*
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	0.0*	0.0*
Fidelity Emerging Markets Discovery Fund	0.0*	0.1
Fidelity Emerging Markets Fund	0.3	0.7
Fidelity Europe Capital Appreciation Fund	0.0*	0.0
Fidelity Europe Fund	3.4	2.0
Fidelity International Discovery Fund	5.6	6.2
Fidelity International Small Cap Fund	3.1	1.5
Fidelity International Small Cap Opportunities Fund	0.9	1.6
Fidelity Japan Smaller Companies Fund	1.5	1.1
Fidelity Nordic Fund	1.9	0.0
Fidelity Pacific Basin Fund	0.0*	0.1
iShares MSCI EAFE Index ETF	0.9	0.5
iShares MSCI Japan Small Capital Index ETF	0.0	1.1
WisdomTree Japan Hedged Equity ETF	0.8	0.8
	20.1	15.7
Fixed-Income Funds
Fidelity Conservative Income Bond Fund	0.3	9.2
Fidelity Corporate Bond Fund	5.7	0.0
Fund Holdings as of December 31, 2013 - continued
	% of fund's net assets	% of fund's net assets 6 months ago
Fixed-Income Funds - continued
Fidelity Floating Rate High Income Fund	0.4	0.7
Fidelity High Income Fund	0.2	0.0
Fidelity Intermediate Bond Fund	0.0	13.4
Fidelity Real Estate Income Fund	0.0*	0.0*
Fidelity Total Bond Fund	23.7	11.9
SPDR Lehman High Yield Bond ETF	1.2	0.0
	31.5	35.2
U.S. Treasury Obligations
U.S. Treasury Bills, yield at date of purchase 0.02% to 0.07% 1/2/14 to 2/27/14	0.2	0.0
U.S. Treasury Bills, yield at date of purchase 0.05% 7/5/13	0.0	0.6
	0.2	0.6
Net Other Assets (Liabilities)	6.1	9.7
	100.0	100.0

* Amount represents less than 0.1%

Asset Allocation (% of fund's net assets)
As of December 31, 2013*
Domestic Equity Funds	42.1%
International Equity Funds	20.1%
Fixed-Income Funds	31.5%
Short-Term Investments	0.2%
Net Other Assets (Liabilities)	6.1%
* Futures	4.5%

As of June 30, 2013*
Domestic Equity Funds	38.8%
International Equity Funds	15.7%
Fixed Income Funds	35.2%
Short-Term Investments	0.6%
Net Other Assets (Liabilities)	9.7%
* Futures	9.7%

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Equity Funds - 62.2%
	Shares	Value
Domestic Equity Funds - 42.1%
Fidelity Air Transportation Portfolio (a)	3,532	$ 209,440
Fidelity Automotive Portfolio (a)	559	31,477
Fidelity Banking Portfolio (a)	39,713	1,039,280
Fidelity Biotechnology Portfolio (a)	875	159,089
Fidelity Blue Chip Growth Fund (a)	39,435	2,499,014
Fidelity Brokerage & Investment Management Portfolio (a)	6,143	456,119
Fidelity Chemicals Portfolio (a)	3,305	482,150
Fidelity Communications Equipment Portfolio (a)	2,121	62,560
Fidelity Consumer Discretionary Portfolio (a)	12,095	400,585
Fidelity Consumer Staples Portfolio (a)	4,581	413,214
Fidelity Contrafund (a)	11,575	1,112,860
Fidelity Disciplined Equity Fund (a)	55,899	1,806,653
Fidelity Energy Portfolio (a)	5,158	289,435
Fidelity Energy Service Portfolio (a)	1,049	88,968
Fidelity Equity-Income Fund (a)	4,615	270,886
Fidelity Financial Services Portfolio (a)	1,252	102,376
Fidelity Health Care Portfolio (a)	5,100	961,354
Fidelity Industrial Equipment Portfolio (a)	5,718	262,007
Fidelity Industrials Portfolio (a)	39,915	1,343,952
Fidelity Insurance Portfolio (a)	9,281	636,498
Fidelity Large Cap Stock Fund (a)	97,253	2,648,195
Fidelity Low-Priced Stock Fund (a)	36,661	1,813,267
Fidelity Materials Portfolio (a)	2,133	181,107
Fidelity Medical Equipment & Systems Portfolio (a)	2,150	76,837
Fidelity Mega Cap Stock Fund (a)	92,323	1,423,614
Fidelity Mid Cap Value Fund (a)	25,622	579,054
Fidelity Multimedia Portfolio (a)	1,216	98,463
Fidelity New Millennium Fund (a)	29,841	1,177,807
Fidelity OTC Portfolio (a)	5,245	405,892
Fidelity Pharmaceuticals Portfolio (a)	17,230	330,992
Fidelity Real Estate Investment Portfolio (a)	138	4,418
Fidelity Small Cap Enhanced Index Fund (a)	4,575	58,106
Fidelity Small Cap Growth Fund (a)	36,398	701,386
Fidelity Small Cap Value Fund (a)	36,070	722,853
Fidelity Software & Computer Services Portfolio (a)	5,833	692,186
Fidelity Technology Portfolio (a)	4,736	582,773
Fidelity Telecommunications Portfolio (a)	98	5,918
Fidelity Transportation Portfolio (a)	4,129	304,946
Fidelity Value Fund (a)	9,918	1,027,270

	Shares	Value
SPDR S&P 500 ETF	1,231	$ 227,329
Vanguard Value ETF	12,442	950,444
TOTAL DOMESTIC EQUITY FUNDS		26,640,774
International Equity Funds - 20.1%
Fidelity Diversified International Fund (a)	28,480	1,051,203
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund (a)	101	932
Fidelity Emerging Markets Discovery Fund (a)	2,727	33,135
Fidelity Emerging Markets Fund (a)	6,649	160,167
Fidelity Europe Capital Appreciation Fund (a)	242	5,696
Fidelity Europe Fund (a)	56,147	2,183,567
Fidelity International Discovery Fund (a)	87,222	3,532,493
Fidelity International Small Cap Fund (a)	72,727	1,948,358
Fidelity International Small Cap Opportunities Fund (a)	38,768	541,201
Fidelity Japan Smaller Companies Fund (a)	71,504	961,008
Fidelity Nordic Fund (a)	27,354	1,224,918
Fidelity Pacific Basin Fund (a)	493	13,632
iShares MSCI EAFE Index ETF	8,082	541,979
WisdomTree Japan Hedged Equity ETF	9,541	485,064
TOTAL INTERNATIONAL EQUITY FUNDS		12,683,353
TOTAL EQUITY FUNDS (Cost $37,462,488)		39,324,127
Fixed-Income Funds - 31.5%

Fidelity Conservative Income Bond Fund (a)	15,716	157,790
Fidelity Corporate Bond Fund (a)	331,244	3,623,807
Fidelity Floating Rate High Income Fund (a)	24,126	240,294
Fidelity High Income Fund (a)	15,759	147,660
Fidelity Real Estate Income Fund (a)	134	1,485
Fidelity Total Bond Fund (a)	1,433,462	14,965,343
SPDR Lehman High Yield Bond ETF	19,202	778,833
TOTAL FIXED-INCOME FUNDS (Cost $20,095,374)		19,915,212
U.S. Treasury Obligations - 0.2%
	Principal Amount	Value
U.S. Treasury Bills, yield at date of purchase 0.02% to 0.07% 1/2/14 to 2/27/14 (b) (Cost $149,997)	$ 150,000	$ 149,998
TOTAL INVESTMENT PORTFOLIO - 93.9% (Cost $57,707,859)	59,389,337
NET OTHER ASSETS (LIABILITIES) - 6.1%	3,863,540
NET ASSETS - 100%	$ 63,252,877
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
23 CME E-mini S&P 500 Index Contracts (United States)	March 2014	$ 2,117,265	$ 83,532
3 NYSE E-mini MSCI EAFE Index Contracts (United States)	March 2014	287,670	12,444
9 NYSE E-mini MSCI Emerging Markets Index Contracts (United States)	March 2014	457,560	9,388
TOTAL EQUITY INDEX CONTRACTS		$ 2,862,495	$ 105,364
For the period, the average monthly underlying face amount at value for futures contracts in the aggregate was $1,709,012

The face value of futures purchased as a percentage of net assets is 4.5%
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Affiliated company
(b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $144,998.
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Air Transportation Portfolio	$ -	$ 184,102	$ -	$ 132	$ 209,440
Fidelity Automotive Portfolio	-	716,749	716,310	82	31,477
Fidelity Banking Portfolio	-	1,104,132	71,427	5,747	1,039,280
Fidelity Biotechnology Portfolio	-	654,431	495,323	-	159,089
Fidelity Blue Chip Growth Fund	-	2,513,981	107,532	3,163	2,499,014
Fidelity Brokerage & Investment Management Portfolio	-	577,426	153,639	2,370	456,119
Fidelity Chemicals Portfolio	-	456,872	-	2,589	482,150
Fidelity China Region Fund	-	27,412	27,511	-	-
Fidelity Communications Equipment Portfolio	-	52,921	-	421	62,560
Fidelity Computers Portfolio	-	113,583	118,328	17	-
Fidelity Conservative Income Bond Fund	-	1,606,303	1,447,962	509	157,790
Fidelity Construction & Housing Portfolio	-	39,721	39,501	7	-
Fidelity Consumer Discretionary Portfolio	-	482,119	93,916	307	400,585
Fidelity Consumer Finance Portfolio	-	28,864	31,325	16	-
Fidelity Consumer Staples Portfolio	-	781,194	345,985	6,416	413,214
Fidelity Contrafund	-	1,090,457	-	1,221	1,112,860
Fidelity Corporate Bond Fund	-	3,630,592	5,556	36,437	3,623,807
Fidelity Disciplined Equity Fund	-	1,765,756	-	32,094	1,806,653
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Diversified International Fund	$ -	$ 1,394,602	$ 387,928	$ 3,817	$ 1,051,203
Fidelity Electronics Portfolio	-	26,501	29,413	1	-
Fidelity Emerging Asia Fund	-	27,412	25,546	-	-
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	-	27,425	24,412	13	932
Fidelity Emerging Markets Discovery Fund	-	73,457	36,847	225	33,135
Fidelity Emerging Markets Fund	-	198,034	34,570	112	160,167
Fidelity Energy Portfolio	-	311,385	-	1,774	289,435
Fidelity Energy Service Portfolio	-	665,072	592,520	184	88,968
Fidelity Equity-Income Fund	-	1,337,119	1,117,405	6,197	270,886
Fidelity Europe Capital Appreciation Fund	-	5,087	-	87	5,696
Fidelity Europe Fund	-	1,995,383	-	28,204	2,183,567
Fidelity Financial Services Portfolio	-	99,136	-	840	102,376
Fidelity Floating Rate High Income Fund	-	239,777	-	3,250	240,294
Fidelity Focused Stock Fund	-	89,084	88,536	-	-
Fidelity Growth & Income Portfolio	-	1,029,506	1,105,709	4,899	-
Fidelity Growth Discovery Fund	-	2,125,133	2,165,487	-	-
Fidelity Health Care Portfolio	-	939,118	-	1	961,354
Fidelity High Income Fund	-	147,886	-	676	147,660
Fidelity Industrial Equipment Portfolio	-	252,237	-	1,387	262,007
Fidelity Industrials Portfolio	-	1,264,980	-	5,867	1,343,952
Fidelity Insurance Portfolio	-	631,305	23,557	3,968	636,498
Fidelity Intermediate Bond Fund	-	2,003,339	2,007,644	6,532	-
Fidelity International Discovery Fund	-	3,425,511	116,266	38,232	3,532,493
Fidelity International Small Cap Fund	-	2,231,899	393,764	6,520	1,948,358
Fidelity International Small Cap Opportunities Fund	-	496,410	-	3,484	541,201
Fidelity International Value Fund	-	445,682	438,682	-	-
Fidelity Investment Grade Bond Fund	-	434,509	420,240	2,784	-
Fidelity Japan Smaller Companies Fund	-	1,232,338	253,134	1,186	961,008
Fidelity Large Cap Growth Fund	-	17,933	18,743	-	-
Fidelity Large Cap Stock Fund	-	2,958,990	558,519	16,012	2,648,195
Fidelity Large Cap Value Enhanced Index Fund	-	109,892	121,305	423	-
Fidelity Leveraged Company Stock Fund	-	79,348	90,271	348	-
Fidelity Low-Priced Stock Fund	-	1,731,244	-	6,817	1,813,267
Fidelity Materials Portfolio	-	172,178	-	870	181,107
Fidelity Medical Equipment & Systems Portfolio	-	68,958	-	-	76,837
Fidelity Mega Cap Stock Fund	-	2,537,376	1,190,330	11,816	1,423,614
Fidelity Mid Cap Value Fund	-	563,278	-	5,806	579,054
Fidelity Multimedia Portfolio	-	349,547	267,575	221	98,463
Fidelity New Millennium Fund	-	1,134,912	-	4,673	1,177,807
Fidelity Nordic Fund	-	1,140,342	-	21,350	1,224,918
Fidelity OTC Portfolio	-	1,249,748	866,409	534	405,892
Fidelity Pacific Basin Fund	-	13,851	-	77	13,632
Fidelity Pharmaceuticals Portfolio	-	322,202	-	2,227	330,992
Fidelity Real Estate Income Fund	-	50,251	48,884	391	1,485
Fidelity Real Estate Investment Portfolio	-	136,301	130,060	445	4,418
Fidelity Small Cap Enhanced Index Fund	-	170,021	133,351	307	58,106
Fidelity Small Cap Growth Fund	-	993,307	309,454	-	701,386
Fidelity Small Cap Value Fund	-	808,311	105,957	1,761	722,853
Fidelity Software & Computer Services Portfolio	-	622,744	-	-	692,186
Fidelity Technology Portfolio	-	573,543	-	564	582,773
Fidelity Telecommunications Portfolio	-	50,295	50,393	295	5,918
Fidelity Total Bond Fund	-	15,716,118	568,275	129,285	14,965,343
Fidelity Transportation Portfolio	-	289,063	-	679	304,946
Fidelity Value Fund	-	1,500,456	580,611	13,425	1,027,270
Fidelity Wireless Portfolio	-	239,680	251,795	-	-
Spartan U.S. Bond Index Fund Investor Class	-	116,027	117,330	369	-
Total	$ -	$ 72,691,858	$ 18,325,237	$ 430,463	$ 56,255,690
Other Information

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equity Funds	$ 39,324,127	$ 39,324,127	$ -	$ -
Fixed-Income Funds	19,915,212	19,915,212	-	-
U.S. Treasury Obligations	149,998	-	149,998	-
Total Investments in Securities:	$ 59,389,337	$ 59,239,339	$ 149,998	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 105,364	$ 105,364	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 105,364	$ -
Total Value of Derivatives	$ 105,364	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $3,031,443)	$ 3,133,647
Affiliated underlying funds (cost $54,676,416)	56,255,690
Total Investments (cost $57,707,859)		$ 59,389,337
Cash		3,844,812
Receivable for investments sold		11,702
Receivable for fund shares sold		502,676
Dividends receivable		4,992
Interest receivable		46
Receivable for daily variation margin for derivative instruments		11,875
Total assets		63,765,440

Liabilities
Payable for investments purchased	$ 462,054
Payable for fund shares redeemed	30,711
Accrued management fee	12,345
Distribution and service plan fees payable	7,056
Other affiliated payables	397
Total liabilities		512,563

Net Assets		$ 63,252,877
Net Assets consist of:
Paid in capital		$ 60,767,835
Undistributed net investment income		13,465
Accumulated undistributed net realized gain (loss) on investments		684,735
Net unrealized appreciation (depreciation) on investments		1,786,842
Net Assets		$ 63,252,877

Statement of Assets and Liabilities - continued

December 31, 2013

Service Class: Net Asset Value, offering price and redemption price per share ($2,802,115 ÷ 250,301 shares)	$ 11.19

Service Class 2: Net Asset Value, offering price and redemption price per share ($60,450,762 ÷ 5,405,173 shares)	$ 11.18

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	For the period February 13, 2013 (commencement of operations) to December 31, 2013

Investment Income
Dividends from underlying funds:
Unaffiliated		$ 35,096
Affiliated		430,463
Interest		1,116
Total income		466,675

Expenses
Management fee	$ 62,240
Transfer agent fees	2,587
Distribution and service plan fees	48,616
Independent trustees' compensation	61
Total expenses before reductions	113,504
Expense reductions	(32,461)	81,043
Net investment income (loss)		385,632
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Sale of underlying fund shares:
Unaffiliated	(20,394)
Affiliated	309,100
Realized gain distributions from underlying funds:
Unaffiliated	5,931
Affiliated	1,176,889
Futures contracts	212,081
Total net realized gain (loss)		1,683,607
Change in net unrealized appreciation (depreciation) on: Investment securities	1,681,478
Futures contracts	105,364
Total change in net unrealized appreciation (depreciation)		1,786,842
Net gain (loss)		3,470,449
Net increase (decrease) in net assets resulting from operations		$ 3,856,081

Statement of Changes in Net Assets

For the period February 13, 2013 (commencement of operations) to December 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 385,632
Net realized gain (loss)	1,683,607
Change in net unrealized appreciation (depreciation)	1,786,842
Net increase (decrease) in net assets resulting from operations	3,856,081
Distributions to shareholders from net investment income	(372,167)
Distributions to shareholders from net realized gain	(998,871)
Total distributions	(1,371,038)
Share transactions - net increase (decrease)	60,767,834
Total increase (decrease) in net assets	63,252,877

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $13,465)	$ 63,252,877

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class

Period ended December 31, 2013 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.19
Net realized and unrealized gain (loss)	1.26
Total from investment operations	1.45
Distributions from net investment income	(.07)
Distributions from net realized gain	(.18)
Total distributions	(.26) H
Net asset value, end of period	$ 11.19
Total Return B, C, D	14.46%
Ratios to Average Net Assets G
Expenses before reductions	.42% A
Expenses net of fee waivers, if any	.26% A
Expenses net of all reductions	.26% A
Net investment income (loss)	1.98% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,802
Portfolio turnover rate	91% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Calculated based on average shares outstanding during the period.

F For the period February 13, 2013 (commencement of operations) to December 31, 2013.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.26 per share is comprised of distributions from net investment income of $.072 and distributions from net realized gain of $.183 per share.

Financial Highlights - Service Class 2

Period ended December 31, 2013 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.17
Net realized and unrealized gain (loss)	1.26
Total from investment operations	1.43
Distributions from net investment income	(.07)
Distributions from net realized gain	(.18)
Total distributions	(.25)
Net asset value, end of period	$ 11.18
Total Return B, C, D	14.32%
Ratios to Average Net Assets G
Expenses before reductions	.56% A
Expenses net of fee waivers, if any	.41% A
Expenses net of all reductions	.40% A
Net investment income (loss)	1.83% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,451
Portfolio turnover rate	91% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Calculated based on average shares outstanding during the period.

F For the period February 13, 2013 (commencement of operations) to December 31, 2013.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP Target Volatility Portfolio (the Fund) is a fund of Variable Insurance Products Fund V (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each underlying mutual fund and exchange-traded fund (ETF)(the Underlying Funds) as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing vendor approved by the Board of Trustees (the Board) to value its investments. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy. Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or brokers who make markets in such securities. For U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield of price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, futures contracts and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,960,868
Gross unrealized depreciation	(300,840)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,660,028

Tax Cost	$ 57,729,309

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 211,192
Undistributed long-term capital gain	$ 613,824
Net unrealized appreciation (depreciation)	$ 1,660,028

The tax character of distributions paid was as follows:

December 31, 2013
Ordinary Income	$ 999,873
Long-term Capital Gains	371,165
Total	$ 1,371,038

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Annual Report

3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $212,081 and a change in net unrealized appreciation (depreciation) of $105,364 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and redemptions of the Underlying Fund shares aggregated $76,814,159 and $19,545,657, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers, Inc. (the investment adviser), an affiliate of Fidelity Management & Research Company (FMR), provides the Fund with investment management related services. For these services the Fund pays a monthly management fee to the investment adviser. The management fee is computed at an annual rate of .30% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Other Transactions. The investment adviser has entered into an administration agreement with FMR under which FMR provides management and administrative services (other than investment advisory services) necessary for the operation of the Fund. Pursuant to this agreement, FMR pays all expenses of the Fund, excluding the distribution and service fees, the transfer agent fees, the compensation of the independent Trustees and certain other expenses such as interest expense. FMR also contracts with other Fidelity companies to perform the services necessary for the operation of the Fund.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 2,344
Service Class 2	46,272
$ 48,616

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .15% of average net assets invested in Underlying Funds that are not managed by the investment adviser or its affiliates. In addition, FIIOC receives an asset-based fee of .0035% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to reimburse or waive this fee for the period February 13, 2013 through December 31, 2013 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Service Class	$ 403
Service Class 2	2,184
$ 2,587

Effective February 1, 2014, the Board of Trustees approved an amendment to the transfer agent fee agreement whereby each class pays a single fee of .15% of average net assets invested in Underlying Funds that are not managed by the investment adviser or its affiliates for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to less than $1 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to waive the Fund's management fee in an amount equal to .05% of the Fund's average net assets until April 30, 2014. During the period, the Fund's management fee was reduced by $10,426.

The investment adviser or its affiliates agreed to reimburse or waive certain fees during the period as noted in the table below.

Service Class	$ 84
Service Class 2	666
$ 750

In addition, FMR has contractually agreed to reimburse .10% of class-level expenses for Service Class and Service Class 2. During the period, this reimbursement reduced the Fund's Service Class and Service Class 2's expenses by the following amounts:

Service Class	$ 2,344
Service Class 2	18,698

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $215 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $28.

Annual Report

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013A
From net investment income
Service Class	$ 18,021
Service Class 2	354,146
Total	$ 372,167
From net realized gain
Service Class	$ 45,803
Service Class 2	953,068
Total	$ 998,871

A For the period February 13, 2013 (commencement of operations) to December 31, 2013.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
Years ended December 31,	2013 A	2013 A
Service Class
Shares sold	250,295	$ 2,503,060
Reinvestment of distributions	5,724	63,824
Shares redeemed	(5,718)	(63,869)
Net increase (decrease)	250,301	$ 2,503,015
Service Class 2
Shares sold	5,531,253	$ 59,610,791
Reinvestment of distributions	117,344	1,307,214
Shares redeemed	(243,424)	(2,653,186)
Net increase (decrease)	5,405,173	$ 58,264,819

A For the period February 13, 2013 (commencement of operations) to December 31, 2013.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, one otherwise unaffiliated shareholder was the owner of record of 87% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund V and the Shareholders of VIP Target Volatility Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Target Volatility Portfolio (a fund of Variable Insurance Products Fund V) at December 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for the period from February 13, 2013 (commencement of operations) to December 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Target Volatility Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2014

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs VIP Target Volatility Portfolio and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee VIP Target Volatility Portfolio's activities, review contractual arrangements with companies that provide services to VIP Target Volatility Portfolio, oversee management of the risks associated with such activities and contractual arrangements, and review VIP Target Volatility Portfolio's performance. If the interests of VIP Target Volatility Portfolio and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured VIP Target Volatility Portfolio to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers and the Trustees would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Elizabeth S. Acton and James C. Curvey, each of the Trustees oversees 223 funds. Ms. Acton oversees 205 funds. Mr. Curvey oversees 396 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Abigail P. Johnson (1961)
Year of Election or Appointment: 2009 Trustee Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President of FMR LLC (2013-present), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013 Trustee

Ms. Acton also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

Albert R. Gamper, Jr. (1942)
Year of Election or Appointment: 2006 Trustee Chairman of the Independent Trustees

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), a member of the Board of Trustees, Rutgers University (2004-present), and Chairman of the Board of Barnabas Health Care System. Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)
Year of Election or Appointment: 2010 Trustee

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)
Year of Election or Appointment: 2008 Trustee

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)
Year of Election or Appointment: 2009 Trustee

Mr. Kenneally also serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)
Year of Election or Appointment: 2007 Trustee

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

Kenneth L. Wolfe (1939)
Year of Election or Appointment: 2005 Trustee

Mr. Wolfe also serves as Trustee of other Fidelity funds. Prior to his retirement, Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer (1994-2001) of Hershey Foods Corporation. He also served as a member of the Boards of Adelphia Communications Corporation (telecommunications, 2003-2006), Bausch & Lomb, Inc. (medical/pharmaceutical, 1993-2007), and Revlon, Inc. (personal care products, 2004-2009). Mr. Wolfe previously served as Chairman of the Independent Trustees of other Fidelity funds (2008-2012).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Officers:

Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Assistant Secretary

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2013 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Bruce T. Herring (1965)
Year of Election or Appointment: 2013 Vice President of Fidelity's Asset Allocation Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Charles S. Morrison (1960)
Year of Election or Appointment: 2012 Vice President

Mr. Morrison also serves as Vice President of other funds. He serves as President, Fixed Income and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Fixed Income Division.

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2009 Assistant Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Derek L. Young (1964)
Year of Election or Appointment: 2009 Vice President of Fidelity's Asset Allocation Funds

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Target Volatility Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Service Class	02/14/14	02/14/14	$0.004	$0.131
Service Class 2	02/14/14	02/14/14	$0.004	$0.131

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2013, $984,989, or, if subsequently determined to be different, the net capital gain of such year.

Service Class designates 21% and Service Class 2 designates 22% of the dividends distributed in December 2013 respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Service Class	12/27/13	$0.0331	$0.0019
Service Class 2	12/27/13	$0.0324	$0.0019

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

Administrator

Fidelity Management & Research Company
Boston, MA

VIPTV-ANN-0214
1.955015.100

Item 2. Code of Ethics

As of the end of the period, December 31, 2013, Variable Insurance Products Fund V (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that James H. Keyes is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Keyes is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Asset Manager Portfolio, Asset Manager: Growth Portfolio, Freedom 2005 Portfolio, Freedom 2010 Portfolio, Freedom 2015 Portfolio, Freedom 2020 Portfolio, Freedom 2025 Portfolio, Freedom 2030 Portfolio, Freedom 2035 Portfolio, Freedom 2040 Portfolio, Freedom 2045 Portfolio, Freedom 2050 Portfolio, Freedom Income Portfolio, Freedom Lifetime Income I Portfolio, Freedom Lifetime Income II Portfolio, Freedom Lifetime Income III Portfolio and Investment Grade Bond Portfolio (the "Funds"):

Services Billed by Deloitte Entities

December 31, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Asset Manager Portfolio	$36,000	$-	$7,400	$800
Asset Manager: Growth Portfolio	$34,000	$-	$5,200	$600
Freedom 2005 Portfolio	$22,000	$-	$4,900	$500
Freedom 2010 Portfolio	$22,000	$-	$4,700	$500
Freedom 2015 Portfolio	$22,000	$-	$4,900	$500
Freedom 2020 Portfolio	$22,000	$-	$4,900	$500
Freedom 2025 Portfolio	$22,000	$-	$4,900	$500
Freedom 2030 Portfolio	$22,000	$-	$4,900	$500
Freedom 2035 Portfolio	$21,000	$-	$4,900	$500
Freedom 2040 Portfolio	$21,000	$-	$4,900	$500
Freedom 2045 Portfolio	$21,000	$-	$4,900	$500
Freedom 2050 Portfolio	$21,000	$-	$4,900	$500
Freedom Income Portfolio	$22,000	$-	$4,900	$500
Freedom Lifetime Income I Portfolio	$22,000	$-	$4,900	$500
Freedom Lifetime Income II Portfolio	$22,000	$-	$4,900	$500
Freedom Lifetime Income III Portfolio	$22,000	$-	$4,900	$500
Investment Grade Bond Portfolio	$39,000	$-	$6,000	$1,100

December 31, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Asset Manager Portfolio	$31,000	$-	$6,700	$500
Asset Manager: Growth Portfolio	$30,000	$-	$4,600	$400
Freedom 2005 Portfolio	$22,000	$-	$4,600	$400
Freedom 2010 Portfolio	$22,000	$-	$4,600	$400
Freedom 2015 Portfolio	$22,000	$-	$4,600	$400
Freedom 2020 Portfolio	$22,000	$-	$4,600	$400
Freedom 2025 Portfolio	$22,000	$-	$4,600	$400
Freedom 2030 Portfolio	$22,000	$-	$4,600	$400
Freedom 2035 Portfolio	$20,000	$-	$4,600	$400
Freedom 2040 Portfolio	$20,000	$-	$4,600	$400
Freedom 2045 Portfolio	$20,000	$-	$4,600	$400
Freedom 2050 Portfolio	$20,000	$-	$4,600	$400
Freedom Income Portfolio	$22,000	$-	$4,600	$400
Freedom Lifetime Income I Portfolio	$22,000	$-	$4,600	$400
Freedom Lifetime Income II Portfolio	$22,000	$-	$4,600	$400
Freedom Lifetime Income III Portfolio	$22,000	$-	$4,600	$400
Investment Grade Bond Portfolio	$35,000	$-	$5,700	$800

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to FundsManager 20% Portfolio, FundsManager 50% Portfolio, FundsManager 60%, FundsManager 70% Portfolio, FundsManager 85% Portfolio, Investor Freedom 2005 Portfolio, Investor Freedom 2010 Portfolio, Investor Freedom 2015 Portfolio, Investor Freedom 2020 Portfolio, Investor Freedom 2025 Portfolio, Investor Freedom 2030 Portfolio, Investor Freedom Income Portfolio, Strategic Income Portfolio and VIP Target Volatility Portfolio (the "Funds"):

Services Billed by PwC

December 31, 2013 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
FundsManager 20% Portfolio	$29,000	$-	$2,700	$-
FundsManager 50% Portfolio	$29,000	$-	$2,700	$-
FundsManager 60% Portfolio	$29,000	$-	$2,700	$-
FundsManager 70% Portfolio	$29,000	$-	$2,700	$-
FundsManager 85% Portfolio	$29,000	$-	$2,700	$-
Investor Freedom 2005 Portfolio	$20,000	$-	$2,900	$-
Investor Freedom 2010 Portfolio	$20,000	$-	$2,900	$-
Investor Freedom 2015 Portfolio	$20,000	$-	$2,900	$-
Investor Freedom 2020 Portfolio	$20,000	$-	$2,900	$-
Investor Freedom 2025 Portfolio	$20,000	$-	$2,900	$-
Investor Freedom 2030 Portfolio	$20,000	$-	$2,900	$-
Investor Freedom Income Portfolio	$20,000	$-	$2,900	$-
Strategic Income Portfolio	$78,000	$-	$3,500	$1,900
VIP Target Volatility Portfolio	$27,000	$-	$3,100	$1,200

December 31, 2012 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
FundsManager 20% Portfolio	$29,000	$-	$2,600	$-
FundsManager 50% Portfolio	$29,000	$-	$2,600	$-
FundsManager 60% Portfolio	$29,000	$-	$2,600	$-
FundsManager 70% Portfolio	$29,000	$-	$2,600	$-
FundsManager 85% Portfolio	$29,000	$-	$2,600	$-
Investor Freedom 2005 Portfolio	$29,000	$-	$2,600	$-
Investor Freedom 2010 Portfolio	$29,000	$-	$2,600	$-
Investor Freedom 2015 Portfolio	$29,000	$-	$2,600	$-
Investor Freedom 2020 Portfolio	$29,000	$-	$2,600	$-
Investor Freedom 2025 Portfolio	$29,000	$-	$2,600	$-
Investor Freedom 2030 Portfolio	$29,000	$-	$2,600	$-
Investor Freedom Income Portfolio	$29,000	$-	$2,600	$-
Strategic Income Portfolio	$74,000	$-	$3,500	$2,000
VIP Target Volatility Portfolio	$-	$-	$-	$-

A Amounts may reflect rounding.

B VIP Target Volatility Portfolio commenced operations on February 13, 2013.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	December 31, 2013A	December 31, 2012A
Audit-Related Fees	$765,000	$910,000
Tax Fees	$-	$-
All Other Fees	$795,000	$955,000

A Amounts may reflect rounding.

Services Billed by PwC

	December 31, 2013A,B	December 31, 2012A,B
Audit-Related Fees	$4,920,000	$4,805,000
Tax Fees	$-	$-
All Other Fees	$50,000	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the VIP Target Volatility Portfolio's commencement of operations.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2013 A,B	December 31, 2012 A,B,C
PwC	$5,565,000	$5,645,000
Deloitte Entities	$1,775,000	$1,985,000

A Amounts may reflect rounding.

B May include amounts billed prior to the VIP Target Volatility Portfolio's commencement of operations.

C Reflects current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) for each Fund provide reasonable assurances that material information relating to such Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in a Fund's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, a Fund's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund V

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	February 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	February 26, 2014
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	February 26, 2014